UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2025
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On July 6, 2025, Royal Gold, Inc., a Delaware corporation (“Royal Gold”), and its wholly owned subsidiary International Royalty Corporation, a Canadian corporation (“IRC”), entered into an arrangement agreement (the “Sandstorm Agreement”) with Sandstorm Gold Ltd., a British Columbia corporation (“Sandstorm”), pursuant to which, on the terms and subject to the conditions set forth therein, Royal Gold has agreed to acquire Sandstorm in an all-stock transaction, subject to satisfaction of certain closing conditions. Also on July 6, 2025, Royal Gold and IRC entered into an arrangement agreement (the “Horizon Agreement”) with Horizon Copper Corp., a British Columbia corporation (“Horizon”), pursuant to which, on the terms and subject to the conditions set forth therein, Royal Gold has agreed to acquire Horizon in an all-cash transaction, subject to satisfaction of certain closing conditions. Each transaction will be effected by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Sandstorm Plan of Arrangement” and the “Horizon Plan of Arrangement,” respectively).

Sandstorm Agreement

Consideration

On the terms and subject to the conditions set forth in the Sandstorm Agreement, at the times contemplated in the Sandstorm Plan of Arrangement:
•IRC will acquire all of the issued and outstanding common shares of Sandstorm (the “Sandstorm Common Shares”);
•each Sandstorm shareholder (other than in respect of Sandstorm Common Shares held by Royal Gold or its affiliates, and Sandstorm shareholders who validly exercise dissent rights) will receive 0.0625 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share, of Royal Gold (the “Royal Gold Common Stock”), subject to adjustment as set forth in the Sandstorm Agreement, if applicable (such transaction, the “Sandstorm Arrangement”);
•each option to purchase Sandstorm Common Shares (a “Sandstorm Option”) outstanding immediately prior to the effective time of the Sandstorm Arrangement (the “Sandstorm Effective Time”) will remain outstanding in accordance with the terms of the Sandstorm Option plan, will fully vest and will become exercisable to purchase from Royal Gold that number of shares of Royal Gold Common Stock equal to the product of (1) the number of Sandstorm Common Shares subject to the Sandstorm Option immediately before the Sandstorm Effective Time, multiplied by (2) the Exchange Ratio (rounded down to the nearest whole number of shares of Royal Gold Common Stock), at an exercise price equal to the quotient determined by dividing (x) the exercise price per Sandstorm Common Share at which the applicable Sandstorm Option was exercisable immediately prior to the Sandstorm Effective Time, by (y) the Exchange Ratio (rounded up to the nearest whole cent);
•each Sandstorm restricted share right outstanding immediately prior to Sandstorm Effective Time will be settled by Sandstorm for Sandstorm Common Shares, following which, each resulting Sandstorm Common Share will be exchanged for Royal Gold Common Shares as described above; and
•each Sandstorm performance share right outstanding immediately prior to the Sandstorm Effective Time will fully vest and entitle the holder thereof to a cash payment equal to the fair market value of a Sandstorm Common Share on the last trading date before the effective date of the Sandstorm Arrangement multiplied by 200%, being the payout percentage applicable to the performance share rights.

Conditions to the Sandstorm Arrangement

Completion of the Sandstorm Arrangement is subject to certain conditions, including, among others: (i) the approval of the Sandstorm Arrangement by at least 66 2/3% of the votes cast by Sandstorm shareholders and a simple majority of the votes cast by Sandstorm shareholders, excluding Sandstorm Common Shares held by persons required to be excluded under applicable Canadian securities laws (the “Sandstorm Requisite Shareholder Approval”), at a meeting of Sandstorm shareholders; (ii) the approval of the issuance of shares of Royal Gold Common Stock in connection with the Sandstorm Arrangement (the “Stock Issuance”) by a majority of the votes cast by Royal Gold stockholders (the “Royal Gold Stockholder Approval”) at a meeting of Royal Gold stockholders; (iii) the approval of the Sandstorm Arrangement by the Supreme Court of British Columbia on terms consistent with the Sandstorm Agreement and otherwise reasonably satisfactory to the parties; (iv) dissent rights with respect to no more than 5% of the issued and outstanding Sandstorm Common Shares having been exercised; (v) the absence of a material adverse effect in respect of the other party; (vi) the authorization for listing of the Royal Gold Common Stock issuable pursuant to the Sandstorm Agreement on the Nasdaq Global Select Market; (vii) the absence of any law or order prohibiting the consummation of the Sandstorm Arrangement; and (viii) the receipt of all requisite regulatory clearances or approvals.

The obligation of each party to consummate the Sandstorm Arrangement is also conditioned upon (i) the other party’s representations and warranties being true and correct (subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Sandstorm Arrangement, and (iii) the receipt of an officer’s certificate from the other party to the foregoing. In addition, the conditions to Royal Gold’s obligation to complete the Horizon Arrangement (as defined below) must have been satisfied, subject to limited exceptions, provided that Royal Gold may waive this condition.

Termination Rights

The Sandstorm Agreement contains certain termination rights for both Royal Gold and Sandstorm, including, among others: (i) mutual consent by Royal Gold and Sandstorm; (ii) by either party if the Sandstorm Arrangement shall not have been consummated on or prior to January 6, 2026 (which date may be extended until April 6, 2026 by either party if requisite regulatory approvals shall not have been obtained or denied by a non-appealable decision); (iii) by either party if after the date of the Sandstorm Agreement, there is enacted, made or enforced any applicable law, or any applicable law is amended, that makes consummation of the Sandstorm Arrangement illegal or otherwise prohibits or enjoins Royal Gold or Sandstorm from consummating the Sandstorm Arrangement and such applicable law, prohibition or enjoinment shall have become final and non-appealable; (iv) by either party if either the Sandstorm Requisite Shareholder Approval or Royal Gold Stockholder Approval shall not have been obtained; (v) by a party if the other party breaches any of its representations, warranties or covenants in the Sandstorm Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions; (vi) by a party if the other party’s board of directors changes its recommendation with respect to the Sandstorm Arrangement or the other party breaches applicable non-solicitation restrictions in any material respect; (vii) by Royal Gold if the Horizon Agreement is terminated in accordance with its terms, subject to certain conditions, or Sandstorm shall have failed to comply with its obligations under a support and voting agreement entered into with Royal Gold; and (viii) by a party in order for such party to enter into a definitive agreement with respect to a superior competing business combination transaction prior to receiving approval from such party’s shareholders (provided that such party has not materially breached the applicable non-solicitation restrictions).

If the Sandstorm Agreement is terminated in certain specified circumstances, Royal Gold or Sandstorm would be required to pay the other party a termination fee of $200 million or $130 million, respectively, or reimburse the other party for up to $5 million of expenses of the other party’s representatives.

Other Terms of the Sandstorm Agreement

Royal Gold and Sandstorm each have made customary representations, warranties and covenants in the Sandstorm Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Sandstorm Agreement until the earlier of the Sandstorm Effective Time and the termination of the Sandstorm Agreement, and not to take certain actions prior to the Sandstorm Effective Time without the prior written consent of the other party, (ii) to use commercially reasonable efforts to cause the Sandstorm Arrangement to be consummated, (iii) not to solicit alternative business combination transactions, and (iv) to convene meetings of its respective shareholders for the purpose of obtaining the Royal Gold Stockholder Approval and Sandstorm Requisite Shareholder Approval, as applicable, and recommend to its respective shareholders to approve the Stock Issuance or the Sandstorm Arrangement, as applicable. In addition, Royal Gold has agreed that it will not amend certain provisions of the Horizon Agreement without Sandstorm’s prior written consent.

The foregoing summary of the Sandstorm Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Sandstorm Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Sandstorm Agreement and the above description of the Sandstorm Agreement have been included to provide investors and securityholders with information regarding the terms of the Sandstorm Agreement. They are not intended to provide any other factual information about Royal Gold, Sandstorm or their respective subsidiaries. The representations, warranties and covenants contained in the Sandstorm Agreement were made only for purposes of the Sandstorm Agreement and as of specific dates, were solely for the benefit of the parties to the Sandstorm Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Royal Gold, Sandstorm or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Sandstorm Agreement, which subsequent information may or may not be fully reflected in public disclosures by Royal Gold or Sandstorm.

Horizon Agreement

Consideration

On the terms and subject to the conditions set forth in the Horizon Agreement, at the times contemplated in the Horizon Plan of Arrangement:
•IRC will acquire all of the issued and outstanding common shares of Horizon (the “Horizon Common Shares”), other than the Horizon Common Shares held by Royal Gold or its affiliates or Sandstorm or a subsidiary of Sandstorm;
•each Horizon shareholder (other than in respect of Horizon Common Shares held by Royal Gold or its affiliates or Sandstorm or a subsidiary of Sandstorm, and Horizon shareholders who validly exercise dissent rights) will receive C$2.00 in cash (the “Horizon Consideration”), subject to adjustment as set forth in the Horizon Agreement, if applicable (such transaction, the “Horizon Arrangement”);
•each option or warrant to purchase Horizon Common Shares outstanding immediately prior to the effective time of the Horizon Arrangement (the “Horizon Effective Time”) will be transferred to Horizon (and then cancelled) in exchange for a cash payment in the amount (if any) by which the Horizon Consideration exceeds the applicable exercise price, multiplied by the number of Horizon Common Shares to which the option or warrant relates; and
•each Horizon restricted share right outstanding immediately prior to the Horizon Effective Time will be cancelled and entitle the holder thereof to a cash payment equal to Horizon Consideration multiplied by the number of Horizon Common Shares underlying such restricted share right.

Conditions to the Horizon Arrangement

Completion of the Horizon Arrangement is subject to certain conditions, including, among others: (i) the approval of the Horizon Arrangement by at least (A) 66 2/3% of the votes cast by Horizon shareholders, (B) 66 2/3% of the votes cast by Horizon shareholders and Horizon warrant holders, voting together as a single class, and (C) a simple majority of the votes cast by Horizon shareholders, excluding Horizon Common Shares held by persons required to be excluded under applicable Canadian securities laws (the “Horizon Requisite Securityholder Approval”), at a meeting of Horizon securityholders; (ii) the approval of the Horizon Arrangement by the Supreme Court of British Columbia on terms consistent with the Horizon Agreement and otherwise reasonably satisfactory to the parties; (iii) dissent rights with respect to no more than 10% of the issued and outstanding Horizon Common Shares having been exercised; (iv) the absence of a material adverse effect in respect of Horizon; (v) the absence of any law or order prohibiting the consummation of the Horizon Arrangement; and (vi) the receipt of all requisite regulatory clearances or approvals.

The obligation of each party to consummate the Horizon Arrangement is also conditioned upon (i) the other party’s representations and warranties being true and correct (subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Horizon Arrangement, and (iii) the receipt of an officer’s certificate from the other party to such effect. In addition, the conditions to Royal Gold’s obligation to complete the Sandstorm Arrangement must have been satisfied, subject to limited exceptions, provided that Royal Gold may waive this condition.

Termination Rights

The Horizon Agreement contains certain termination rights for both Royal Gold and Horizon, including, among others: (i) mutual consent by Royal Gold and Horizon; (ii) by either party if the Horizon Arrangement shall not have been consummated on or prior to January 6, 2026 (which date may be extended until April 6, 2026 by either party if requisite regulatory approvals shall not have been obtained or denied by a non-appealable decision); (iii) by either party if after the date of the Horizon Agreement, there is enacted, made or enforced any applicable law, or any applicable law is amended, that makes consummation of the Horizon Arrangement illegal or otherwise prohibits or enjoins Royal Gold or Horizon from consummating the Horizon Arrangement and such applicable law, prohibition or enjoinment shall have become final and non-appealable; (iv) by either party if the Horizon Requisite Securityholder Approval shall not have been obtained; (v) by a party if the other party breaches any of its representations, warranties or covenants in the Horizon Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions; (vi) by Royal Gold if

Horizon’s board of directors changes its recommendation with respect to the Horizon Arrangement or Horizon breaches applicable non-solicitation restrictions in any material respect; (vii) by Royal Gold if the Sandstorm Agreement is terminated in accordance with its terms, subject to certain conditions; and (viii) by Horizon in order for Horizon to enter into a definitive agreement with respect to a superior competing business combination transaction prior to obtaining the Horizon Requisite Securityholder Approval (provided that Horizon has not materially breached its non-solicitation restrictions).

If the Horizon Agreement is terminated in certain specified circumstances, Royal Gold or Horizon would be required to pay the other party a termination fee of $15 million or $10 million, respectively.

Other Terms of the Horizon Agreement

Royal Gold and Horizon each have made customary representations, warranties and covenants in the Horizon Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, subject to certain exceptions, (i) Horizon has agreed to conduct its business in the ordinary course, from the date of the Horizon Agreement until the earlier of the Horizon Effective Time and the termination of the Horizon Agreement, and not to take certain actions prior to the Horizon Effective Time without the prior written consent of Royal Gold, (ii) each party has agreed to use commercially reasonable efforts to cause the Horizon Arrangement to be consummated, (iii) Royal Gold has agreed that it will not amend certain provisions of the Sandstorm Agreement without Horizon’s prior written consent, (iv) Horizon has agreed not to solicit alternative business combination transactions, and (v) Horizon has agreed to convene a meeting of its securityholders for the purpose of obtaining the Horizon Requisite Securityholder Approval and recommend to its securityholders that they approve the Horizon Arrangement, as applicable.

The foregoing summary of the Horizon Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Horizon Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Horizon Agreement and the above description of the Horizon Agreement have been included to provide investors and securityholders with information regarding the terms of the Horizon Agreement. They are not intended to provide any other factual information about Royal Gold, Horizon or their respective subsidiaries. The representations, warranties and covenants contained in the Horizon Agreement were made only for purposes of the Horizon Agreement and as of specific dates, were solely for the benefit of the parties to the Horizon Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Royal Gold, Horizon or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Horizon Agreement, which subsequent information may or may not be fully reflected in public disclosures by Royal Gold or Horizon.
Item 3.02     Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Stock Issuance is incorporated by reference herein. The securities to be issued pursuant to the Sandstorm Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.
Item 8.01     Other Events

In connection with the execution of the Sandstorm Agreement, Royal Gold entered into a support and voting agreement with each director and certain senior officers of Sandstorm, who collectively hold approximately 1% of the outstanding Sandstorm Common Shares, and in connection with the execution of the Horizon Agreement, Royal Gold entered into a support and voting agreement with each director and certain senior officers of Horizon and certain other securityholders of Horizon, including Sandstorm and each of the directors and certain senior officers of Sandstorm, who collectively hold approximately 54% of the outstanding Horizon Common Shares. In addition, in connection with the execution of the Sandstorm Agreement, Sandstorm entered into a support and voting agreement with each director and certain senior officers of Royal Gold, who collectively hold less than 1% of the outstanding shares of Royal Gold Common Stock. The support and voting agreements provide that the signatories thereto will, subject to certain exceptions, vote their securities in favor of adopting the Sandstorm Arrangement or Horizon Arrangement or approving the Stock Issuance, as applicable, and will not, subject to certain exceptions, transfer their securities before the effective time for the applicable transaction or earlier termination of the applicable arrangement agreement.

The foregoing summary of the support and voting agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the support and voting agreements, forms of which are attached hereto as Exhibits 99.1 through 99.6 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Arrangement Agreement, dated July 6, 2025, among Royal Gold, Inc., International Royalty Corporation, and Sandstorm Gold Ltd.
2.2*	Arrangement Agreement, dated July 6, 2025, among Royal Gold, Inc., International Royalty Corporation, and Horizon Copper Corp.
99.1	Support and Voting Agreement, dated July 6, 2025, between Sandstorm Gold Ltd. and Royal Gold, Inc.
99.2	Form of Support and Voting Agreement between Royal Gold, Inc. and the directors and certain senior officers of Sandstorm Gold Ltd.
99.3	Form of Support and Voting Agreement between Royal Gold, Inc. and the directors and certain senior officers of Horizon Copper Corp.
99.4	Form of Support and Voting Agreement between Royal Gold, Inc. and the directors and certain senior officers of Sandstorm Gold Ltd., relating to their Horizon Copper Corp. securities.
99.5	Form of Support and Voting Agreement between Royal Gold, Inc. and certain securityholders of Horizon Copper Corp.
99.6	Form of Support and Voting Agreement between Sandstorm Gold Ltd. and the directors and certain senior officers of Royal Gold, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*    Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Royal Gold agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request; provided, that Royal Gold may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act for any schedules and similar attachments so furnished.
No Offer or Solicitation
This report does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Important Additional Information and Where to Find It
In connection with the proposed transactions, Royal Gold, Sandstorm and Horizon intend to file materials with the SEC and on SEDAR+, as applicable. Royal Gold plans to file proxy materials with the SEC in connection with the solicitation of proxies for Royal Gold’s special meeting of shareholders (the “Royal Gold Special Meeting”). Prior to the Royal Gold Special Meeting, Royal Gold will file a definitive proxy statement (the “Royal Gold Proxy Statement”), together with a proxy card. Sandstorm intends to file a management information circular (the “Sandstorm Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Sandstorm shareholder approval of the Sandstorm Arrangement. Horizon intends to file a management information circular (the “Horizon Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Horizon securityholder approval of the Horizon Arrangement. This report is not a substitute for the Royal Gold Proxy Statement, the Sandstorm Circular, the Horizon Circular, or for any other document that Royal Gold, Sandstorm or Horizon may file with the SEC or on SEDAR+ and/or send to their respective securityholders in connection with the proposed transactions. INVESTORS AND SECURITYHOLDERS OF ROYAL GOLD, SANDSTORM AND HORIZON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE ROYAL GOLD PROXY STATEMENT, THE SANDSTORM CIRCULAR, AND THE HORIZON CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT

DOCUMENTS FILED BY ROYAL GOLD, SANDSTORM, AND/OR HORIZON WITH THE SEC OR ON SEDAR+ WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYAL GOLD, SANDSTORM, HORIZON, THE PROPOSED TRANSACTIONS, THE RISKS RELATED THERETO, AND RELATED MATTERS.
Securityholders of Royal Gold, Sandstorm, and Horizon will be able to obtain, free of charge, copies of the Royal Gold Proxy Statement, Sandstorm Circular, and Horizon Circular, as each may be amended from time to time, and other relevant documents filed by Royal Gold, Sandstorm, and/or Horizon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Royal Gold will be available, free of charge, from Royal Gold’s website at www.royalgold.com under the “Investor Resources” tab or by contacting Royal Gold at (303) 573-1660 or InvestorRelations@royalgold.com. Copies of documents filed on SEDAR+ by Sandstorm will be available free of charge from Sandstorm’s website at www.sandstormgold.com under the “Investors” tab or by contacting Sandstorm at (844) 628-1164 or info@sandstormgold.com. Copies of documents filed on SEDAR+ by Horizon will be available free of charge from Horizon’s website at www.horizoncopper.com under the “Investors” tab or by contacting Horizon at (604) 336-8189 or info@horizoncopper.com.
Certain Information Regarding Participants
Royal Gold, Sandstorm, Horizon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Royal Gold shareholders in connection with the Royal Gold Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC in connection with the Royal Gold Special Meeting. Information relating to the foregoing can also be found in Royal Gold’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and Royal Gold’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 4, 2025. To the extent the holdings of Royal Gold’s directors and executive officers in Royal Gold’s securities have changed since the amounts described in the April 4, 2025 proxy statement, such changes have been reflected in the following Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Change in Ownership on Form 4 filed with the SEC with respect to Royal Gold: Form 4, filed by William Heissenbuttel on April 22, 2025; Form 3, filed by Mark Isto on May 27, 2025; and Form 4, filed by Paul Libner on June 10, 2025. These filings can be found at the SEC’s website at www.sec.gov. Information regarding the executive officers and directors of Sandstorm and Horizon is included in their respective management information circulars for their 2025 shareholder meetings filed on SEDAR+ on April 22, 2025 and May 1, 2025, respectively. More detailed and updated information regarding the identity of participants in the solicitation and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC or on SEDAR+. These documents can be obtained free of charge from the sources indicated above.
Forward-Looking Statements
This report includes “forward-looking statements” and “forward-looking information” within the meaning of applicable securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements regarding the following: plans and expectations with respect to the proposed transactions; the expected timetable for completing the proposed transactions; and borrowings and repayments under Royal Gold’s revolving credit facility.
Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: the possibility that shareholders of Royal Gold may not approve the issuance of new shares of Royal Gold common stock in the Sandstorm transaction or that securityholders of Sandstorm or Horizon may not approve the transactions; the risks that a condition to closing of the transactions may not be satisfied, that a party may terminate an arrangement agreement or that the closing of the transactions might be delayed or not occur at all; delays or adverse decisions regarding regulatory approval of the transactions; potential adverse reactions or changes to business or employee relationships of Royal Gold, Sandstorm or Horizon, including those resulting from the announcement or completion of the transactions; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Royal Gold, Sandstorm and Horizon; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; changes in the price of gold, silver, copper or other metals; operating activities or financial performance of properties on which the Royal Gold, Sandstorm or Horizon hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving stream or royalty agreements; the timing of deliveries of metals from operators and subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing Royal Gold, Sandstorm, Horizon, operators or operating properties; changes in management and key employees; and other factors described in Royal Gold’s reports filed with the SEC, including Item 1A, Risk Factors of Royal Gold’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the reports filed by Sandstorm and Horizon with the SEC and on SEDAR+, as applicable. Most of these factors are beyond the parties’ ability to predict or control. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward-looking statements.
Forward-looking statements speak only as of the date on which they are made. Each of Royal Gold, Sandstorm and Horizon disclaims any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: July 10, 2025	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer

Exhibit 2.1
Execution Version

ARRANGEMENT AGREEMENT

AMONG

ROYAL GOLD, INC.
AND
INTERNATIONAL ROYALTY CORPORATION
AND
SANDSTORM GOLD LTD.

July 6, 2025

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TABLE OF CONTENTS
Page
ARTICLE 1 INTERPRETATION    2

1.1    Definitions    2
1.2    Interpretation Not Affected by Headings    28
1.3    Number and Gender    28
1.4    Calculation of Time     28
1.5    Date for Any Action    29
1.6    Currency     29
1.7    No Strict Construction     29
1.8    Statutory, Contractual and Other References     29
1.9    Time References     29
1.10    Inclusion     29
1.11    Accounting Matters     29
1.12    Knowledge     30
1.13    Company Disclosure Letter     30
1.14    Purchaser Disclosure Letter     30
1.15    Schedules     30

ARTICLE 2 THE ARRANGEMENT     31

2.1    Arrangement     31
2.2    Approvals     31
2.3    Interim Order     32
2.4    Company Meeting     33
2.5    Purchaser Meeting     35
2.6    Preparation of Company Circular and the Purchaser Proxy Statement    36
2.7    Final Order     40
2.8    Court Proceedings     40
2.9    U.S. Securities Law Matters     41
2.10    Treatment of Company Incentive Awards     42
2.11    Effective Date     42
2.12    Payment of Consideration     43
2.13    Announcement and Shareholder Communications     43
2.14    Withholding Taxes     43
2.15    Section 338(g) Election     44
2.16    List of Securityholders     45
2.17    Adjustment to Consideration Regarding Distributions     45
2.18    Appraisal Rights     46

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY     46

3.1    Representations and Warranties     46
3.2    Survival of Representations and Warranties     46

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE Purchaser     46

4.1    Representations and Warranties     46
4.2    Survival of Representations and Warranties     47

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ARTICLE 5 COVENANTS     47

5.1    Covenants of the Company Relating to the Conduct of Business     47
5.2    Covenants of the Company Relating to the Arrangement     54
5.3    Covenants of the Company Relating to the Horizon Arrangement     56
5.4    Covenants of the Company Relating to TSX and NYSE Delisting     56
5.5    Covenants of the Purchaser and AcquireCo Relating to the Conduct of Business     56
5.6    Covenants of the Purchaser and AcquireCo Relating to the Arrangement     60
5.7    Covenants of the Purchaser Relating to the Horizon Arrangement     62
5.8    Control and Supervision of the Company and the Purchaser     62
5.9    Termination of Company Credit Facility; Consents under Purchaser Credit Facility    62
5.10    Regulatory Approvals     63
5.11    Employment Matters     66
5.12    Pre-Acquisition Reorganization     67
5.13    Filings     68
5.14    Access to Information; Confidentiality     69
5.15    Insurance and Indemnification     69

ARTICLE 6 CONDITIONS     70

6.1    Mutual Conditions Precedent     70
6.2    Additional Conditions Precedent to the Obligations of the Purchaser     71
6.3    Additional Conditions Precedent to the Obligations of the Company     73
6.4    Satisfaction of Conditions     74

ARTICLE 7 ADDITIONAL AGREEMENTS OF THE COMPANY REGARDING COMPANY ACQUISITION PROPOSALS     74

7.1    Non-Solicitation by the Company     74
7.2    Notification of Company Acquisition Proposals     77
7.3    Responding to Company Acquisition Proposals     77
7.4    Superior Proposals and Right to Match     78

ARTICLE 8 ADDITIONAL AGREEMENTS OF THE PURCHASER REGARDING PURCHASER ACQUISITION PROPOSALS     80

8.1    Non-Solicitation by the Purchaser     80
8.2    Notification of Purchaser Acquisition Proposals     82
8.3    Responding to Purchaser Acquisition Proposals     83
8.4    Purchaser Superior Proposal     83

ARTICLE 9 TERM, TERMINATION, AMENDMENT AND WAIVER     85

9.1    Term     85
9.2    Termination     85
9.3    Notice and Cure     87
9.4    Termination Payments     88
9.5    Amendment     93
9.6    Waiver     93

- iii -
ARTICLE 10 GENERAL PROVISIONS     94

10.1    Privacy     94
10.2    Notices     94
10.3    Governing Law; Waiver of Jury Trial     96
10.4    Injunctive Relief     96
10.5    Time of Essence     97
10.6    Entire Agreement, Binding Effect     97
10.7    No Liability     97
10.8    Further Assurances     97
10.9    Assignment and Enurement     97
10.10    Severability     97
10.11    No Third Party Beneficiaries     98
10.12    Counterparts, Execution     98

SCHEDULE A PLAN OF ARRANGEMENT     A-1

SCHEDULE B ARRANGEMENT RESOLUTION     B-1

SCHEDULE C FORM OF COMPANY VOTING AGREEMENT     C-1

SCHEDULE D FORM OF PURCHASER VOTING AGREEMENT     D-1

SCHEDULE E HORIZON SUPPORT AGREEMENT     E-1

SCHEDULE F COMPANY REPRESENTATIONS AND WARRANTIES     F-1

SCHEDULE G PURCHASER REPRESENTATIONS AND WARRANTIES     G-1

ARRANGEMENT AGREEMENT
THIS ARRANGEMENT AGREEMENT dated July 6, 2025,
BETWEEN:
ROYAL GOLD, INC., a corporation existing under the laws of the State of Delaware (the “Purchaser”),
- and -
INTERNATIONAL ROYALTY CORPORATION, a corporation existing under the laws of Canada (“AcquireCo”),
- and -
SANDSTORM GOLD LTD., a corporation existing under the laws of the Province of British Columbia (the “Company”).
RECITALS:
A.    The Purchaser desires to cause AcquireCo to acquire all of the issued and outstanding Company Shares by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia), as provided for in this Agreement.
B.    The Company Special Committee, after receiving financial and legal advice and the Company Special Committee Fairness Opinions, has unanimously determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company and has unanimously recommended to the Company Board that the Company Board (a) approve this Agreement and the Arrangement, and (b) recommend to Company Shareholders that they vote in favour of the Arrangement.
C.    The Company Board, after receiving financial and legal advice and the Company Fairness Opinion and upon the unanimous recommendation of the Company Special Committee, has (subject to a director having a “disclosable interest” within the meaning of the BCBCA and abstaining from voting) unanimously (a) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company, (b) approved the entering into of this Agreement and the Arrangement, and (c) resolved to recommend to Company Shareholders that they vote in favour of the Arrangement Resolution.
D.    The Purchaser Board, after evaluating the Arrangement, in consultation with the Purchaser’s management and legal and financial advisors, has unanimously (a) determined that the Arrangement and entering into of this Agreement are in the best interests of the Purchaser and Purchaser Stockholders, and (b) resolved to recommend to Purchaser Stockholders that they vote in favour of the issuance of the Consideration Shares as contemplated by, and subject to the terms and conditions set forth in, this Agreement (the “Purchaser Stock Issuance”).

E.    The Parties intend that the issuance of the Consideration Shares be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof.
F.    Concurrent with the execution of this Agreement, the Company has delivered to the Purchaser duly executed copies of the Company Voting Agreements from each of Nolan Watson, David Awram, Erfan Kazemi, Tom Bruington and Ian Grundy and each Company director on the Company Board; and the Purchaser has delivered to the Company duly executed copies of the Purchaser Voting Agreements from each of William Heissenbuttel, Paul Libner, Martin Raffield, Randy Shefman and Jason Hynes and each Purchaser director on the Purchaser Board.
G.    Concurrent with the execution of this Agreement, the Horizon Arrangement Agreement has been entered into by the parties thereto and the Company has duly executed and delivered to the Purchaser the Horizon Support Agreement pursuant to which, among other things, the Company has agreed to vote the shares held by the Company in the authorized share structure of Horizon in favour of the Horizon Arrangement.
THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:
ARTICLE 1
INTERPRETATION
1.1    Definitions
In this Agreement, unless the context otherwise requires:
“AcquireCo” has the meaning ascribed thereto on the first page of this Agreement;
“Advance Ruling Certificate” means an advance ruling certificate issued by the Commissioner pursuant to Section 102 of the Competition Act with respect to the transactions contemplated by this Agreement, such advance ruling certificate having not been modified or withdrawn prior to the Effective Time;
“affiliate” except where otherwise indicated, has the meaning ascribed thereto in NI 45-106;
“Agreement” means this arrangement agreement together with the Company Disclosure Letter and Purchaser Disclosure Letter;
“Anti-Corruption Laws” means any applicable Law prohibiting corruption or bribery in any jurisdiction in which the Purchaser or Company, respectively, conducts their business and to which they are subject, including without limitation, the Corruption of Foreign Public Officials Act (Canada), the Criminal Code (Canada), and the Foreign Corrupt Practices Act of 1977 (United States);
“Arrangement” means the arrangement of the Company under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement,

subject to any amendments or variations thereto made in accordance with the terms of this Agreement, the Plan of Arrangement, or made at the direction of the Court in the Final Order (with the prior written consent of AcquireCo, the Company and the Purchaser, each acting reasonably);
“Arrangement Resolution” means the special resolution of the Company Shareholders approving the Plan of Arrangement, which is to be considered and, if thought fit, passed at the Company Meeting, substantially in the form and content of Schedule B hereto;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, agreement, licence, classification, restriction, registration, consent, order, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision having the force of Law, of, from or required by any Governmental Entity having jurisdiction over such Person;
“BCBCA” means the Business Corporations Act (British Columbia);
“business day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Denver, Colorado, Toronto, Ontario or Vancouver, British Columbia;
“Canadian Competition Act Approval” means, with respect to the transactions contemplated by this Agreement, (a) that the Commissioner shall have issued to the Purchaser an Advance Ruling Certificate, or (b) that (i) the waiting period under Section 123 of the Competition Act shall have expired or been terminated by the Commissioner, or the Commissioner shall have waived the requirement to submit a notification pursuant to Paragraph 113(c) of the Competition Act, and, unless waived in writing by the Purchaser, (ii) the Commissioner shall have issued to the Purchaser a No Action Letter;
“Canadian Securities Authorities” means the British Columbia Securities Commission and any other applicable securities commissions and securities regulatory authority of a province or territory of Canada;
“Canadian Securities Laws” means the Securities Act and any other applicable Canadian provincial or territorial securities Laws;
“Company” has the meaning ascribed thereto on the first page of this Agreement;
“Company Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry from any Person or group of Persons “acting jointly or in concert” (within the meaning of NI 62-104) (other than the Purchaser or any controlled affiliate of the Purchaser), whether written or oral, made after the date hereof, relating to:
(a)    any sale or disposition (or any joint venture (for the avoidance of doubt, including where the Company retains an interest in a joint venture), lease, license, royalty agreement or other arrangement, in each such case having the same economic effect as a sale or disposition), in a single transaction or series of related transactions, of (i) the assets of the Company and/or one or more of its Subsidiaries that, individually or in the aggregate, (A) represent 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or (B) contribute 20% or more of the consolidated revenue of the Company and its Subsidiaries, taken as a whole (in each case, as applicable, determined based upon the most recent publicly available consolidated financial statements of the Company), or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Company or (iii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of the Company); or
(b)    any take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning (i) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Company or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (determined based upon the most recent publicly available consolidated financial statements of the Company); or
(c)    a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction involving the Company and/or any of its Subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning (i) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Company or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (determined based upon the most recent publicly available consolidated financial statements of the Company); or
(d)    any other similar transaction or series of transactions (for the avoidance of doubt including a combination of one or more transactions described in clause (a), clause (b), and/or clause (c) which when considered individually would not constitute a Company Acquisition Proposal), the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement, the Arrangement or the Horizon Arrangement Agreement;

“Company Benefit Plan” means each employee benefit plan, policy, practice, agreement, arrangement, or undertaking (whether written or unwritten, insured or uninsured, registered or unregistered, funded or unfunded), including all health and welfare (including dental, vision, prescription drug, accidental death and dismemberment, critical illness, emergency travel, life insurance, short term disability, long term disability or other medical coverage), mortgage insurance, employee loan, employee assistance, supplemental unemployment benefit, post-employment benefit, post-retirement benefit, bonus, profit sharing, incentive, equity or equity-based compensation, deferred compensation, termination or severance, retention, change of control, pension, supplemental pension, retirement saving, and each other agreement, policy, program, arrangement, practice or undertaking, which are maintained by, contributed to, required to be contributed to, or binding upon the Company or any of its Subsidiaries or for which the Company or its Subsidiaries has any liability or contingent liability for the benefit of any current or former Company Employees excluding any Statutory Plan;
“Company Board” means the board of directors of the Company as the same is constituted from time to time;
“Company Board Recommendation” has the meaning ascribed thereto in Section 2.2(a)(i);
“Company Change in Recommendation” has the meaning ascribed thereto in Section 7.1(a)(iv);
“Company Circular” means the notice of the Company Meeting to be sent to the Company Shareholders and holders of Company Incentive Awards, and the accompanying management information circular in connection with the Company Meeting;
“Company Credit Facility” means the Fourth Amended and Restated Credit Agreement, dated as of July 12, 2022, among the Company, the lending institutions from time to time parties thereto, and the Bank of Nova Scotia as administrative agent;
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement in the form executed by the Company and delivered to and accepted by the Purchaser concurrently with the execution of this Agreement;
“Company Employees” means all individuals who are employed by the Company and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees, and any officers who provide services to the Company as consultants;
“Company Equity Incentive Plans” means, collectively, the Company Option Plan, the Company RSR Plan and the Company PSR Plan;
“Company Fairness Opinion” means the opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Company

Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Company Shareholders;
“Company Financial Advisor” means BMO Capital Markets, as financial advisor to the Company;
“Company Incentive Awards” means, collectively, the Company Options, Company RSRs and Company PSRs;
“Company Leased Real Property” has the meaning ascribed thereto in Section (p)(i) of Schedule F;
“Company Material Adverse Effect” means any one or more changes, effects, events, occurrences or states of fact or circumstance, either individually or in the aggregate, that (x) prevents, materially delays or materially impairs, or would reasonably be expected to prevent, materially delay or materially impair, the ability of the Company or its Subsidiaries to consummate the transactions contemplated by this Agreement, or (y) is, or would reasonably be expected to be, material and adverse to the business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, except for any such change, effect, event, occurrence or state of facts or circumstance resulting or arising from or relating to:
(a)    the announcement or execution of this Agreement or the implementation of the transactions contemplated hereby (including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Company with customers, suppliers, service providers and employees) (for the avoidance of doubt, provided, that this clause (a) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement or the performance of obligations under this Agreement);
(b)    any change in the market price or trading volume of any securities of the Company (it being understood that the changes, effects, events, occurrences or states of fact or circumstance underlying such change in market price or trading volume that are not otherwise excluded from the definition of a Company Material Adverse Effect may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(c)    any change affecting the mining industry as a whole;
(d)    any change (on a current or forward basis) in the price of metals or any changes in commodity prices or general market prices affecting the mining industry generally;
(e)    general political, economic, financial, currency exchange, inflation, interest rates, securities or commodity market conditions including the imposition, adjustment or revocation of tariffs;

(f)    any change or prospective change after the date hereof in IFRS, or changes or prospective changes in regulatory accounting requirements applicable to the industries in which the Company conducts business;
(g)    the commencement, continuation or escalation of any war, armed hostilities or acts of terrorism;
(h)    the occurrence of any cyber-attack or data breach (other than, for the avoidance of doubt, a cyber-attack that is primarily directed at (or a data breach that primarily involves) the Company or any of its Subsidiaries);
(i)    any general outbreak of illness, pandemic (including COVID-19 or derivatives or variants thereof), epidemic, national health emergency, forced quarantine, lockdown or similar event, or the worsening thereof;
(j)    the failure of the Company to meet any internal or published projections, forecasts, guidance, budgets, or estimates of revenues, earnings, cash flow or other financial performance or results of operations for any period (provided, however, that the changes, effects, events, occurrences or states of fact or circumstance underlying such failure that are not otherwise excluded from the definition of a Company Material Adverse Effect may be considered to determine whether such failure constitutes a Company Material Adverse Effect);
(k)    any natural disaster (including any hurricane, flood, tornado, earthquake, forest fire, weather-related event or man-made natural disaster); or
(l)    any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable Law of and by any Governmental Entity (including with respect to Taxes), provided, however, that if with respect to clauses (c), (d), (e), (f), (g), (h), (i), (k) and (l) any such change, effect, event, occurrence or state of facts or circumstance has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other entities that own and manage mining royalty and streaming interests, the disproportionate change, effect, event, occurrence or state of facts or circumstance may be taken into account in determining whether a Company Material Adverse Effect has occurred, and references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretive for the purposes of determining whether a “Company Material Adverse Effect” has occurred;
“Company Material Contract” means any Contract:
(a)    that, if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Company Material Adverse Effect;
(b)    under which the Company or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than endorsements for collection in the ordinary course or guarantees of Material Indebtedness for Borrowed Money) in excess of $20 million in the aggregate;

(c)    relating to indebtedness for borrowed money of the Company or any of its Subsidiaries or any guarantee by the Company or any of its Subsidiaries of any other Person’s indebtedness for borrowed money, with an outstanding principal amount in excess of $20 million in the aggregate (“Material Indebtedness for Borrowed Money”);
(d)    the shareholders agreement among the shareholders of Compañía Minera Caserones;
(e)    other than de minimis limitations or restrictions, that limits or restricts (i) the Company or any of its Subsidiaries, or following completion of the transactions contemplated hereby, the Purchaser or any of its Subsidiaries, from engaging in any type of activity or business, (ii) the manner in which, or the localities in which, all or any portion of the business of the Company or its Subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Purchaser or its Subsidiaries, may be conducted, or (iii) the ability of the Company or its Subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or its Subsidiaries, to solicit customers or employees, other than such terms and conditions as are customary under Company Royalty and Stream Agreements and non-disclosure or similar obligations entered into between exploration or mining companies and companies that are in the business of owning and managing mining royalty and stream interests;
(f)    that contains any right on the part of any third party to acquire assets or other property rights from the Company or any of its Subsidiaries that are material to the Company and its Subsidiaries, taken as a whole;
(g)    that contains any rights on the part of the Company or any of its Subsidiaries to acquire any royalty or streaming interests from any third party that, if acquired, would be material to the Company and its Subsidiaries, taken as a whole;
(h)    that is a registration rights agreement;
(i)    that is an agreement between the Company and any related party of the Company (excluding employment, consulting or indemnification agreements with officers or directors of the Company or its Subsidiaries) that is material to the Company and its Subsidiaries, taken as a whole;
(j)    that is any of the Company Royalty and Stream Agreements listed in Schedule (r) of the Company Disclosure Letter (the “Principal Company Royalty and Stream Agreements”); or
(k)    that is material to the Company and its Subsidiaries, taken as a whole; and, for greater certainty, includes the Company Material Contracts listed in Schedule (dd) of the Company Disclosure Letter;
“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser, acting reasonably;
“Company Option Plan” means the amended and restated stock option plan of the Company effective May 10, 2013;
“Company Options” means the outstanding options to purchase Company Shares granted under the Company Option Plan;
“Company Owned Real Property” has the meaning ascribed thereto in Section (p)(i) of Schedule F;
“Company Permitted Consolidation” means a consolidation of Company Shares that takes place immediately after the payment of a share dividend on the Company Shares to consolidate the outstanding Company Shares into the number of Company Shares outstanding immediately before the payment of the relevant share dividend in Company Shares;
“Company Permitted Dividends” means, in respect of the Company Shares, regular quarterly dividends declared from time to time by the Company Board in the ordinary course, not exceeding C$0.02 per Company Share per quarter, with a record date occurring on or after the date of this Agreement and prior to the Effective Date;
“Company Permitted Liens” means, as of any particular time and in respect of the Company and any of its Subsidiaries, each of the following Liens:
(a)    Liens for Taxes, assessments or governmental charges or levies which are not delinquent or that are being contested in good faith by appropriate proceedings, and that have been adequately reserved on the Company’s or its Subsidiary’s financial statements in accordance with IFRS;
(b)    the Lien of any judgment or award rendered or the Lien of any claim filed which is being contested in good faith by appropriate proceedings and that have been adequately reserved on the Company’s or its Subsidiary’s financial statements in accordance with IFRS;
(c)    the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or Authorization of the Company or any Subsidiary, and the right reserved to or vested in any Governmental Entity to terminate any such lease, license, franchise, grant or Authorization, or to require annual or other payments as a condition of their continuance;
(d)    easements, rights-of-way, encroachments, restrictions, covenants, conditions and other similar matters that, individually or in the aggregate, do not materially and adversely impact the Company’s and its Subsidiaries’ current or contemplated use, occupancy, utility or value of the applicable real property;
(e)    the Lien resulting from the deposit of cash or securities (i) in connection with Contracts, tenders or expropriation proceedings, or (ii) to secure workers’

compensation, surety or appeal bonds, costs of litigation when required by Law and public and statutory obligations, or (iii) in connection with the discharge of Liens or claims incidental to construction and mechanics’, warehouseman’s, carriers’ and other similar liens;
(f)    Liens to secure Permitted Indebtedness consisting of Capital Leases and Purchase Money Indebtedness referred to in paragraph (b) thereof (each as defined in the Company Credit Facility);
(g)    landlords’ Liens arising in the ordinary course of business;
(h)    Liens securing indebtedness pursuant to the Company Credit Facility;
(i)    the extension, renewal or refinancing of any Company Permitted Lien, provided that the amount so secured does not exceed the original amount secured immediately prior to such extension, renewal or refinancing and the Lien is not extended to any additional property;
(j)    escrow restrictions imposed on the shares of Versamet Royalties Corporation held by the Company pursuant to the policies and procedures of the TSX Venture Exchange;
(k)    any other Liens that are, as of the date of this Agreement, registered against the Company, any of its Subsidiaries or any of their respective assets in a public personal property registry or similar registry system; and
(l)    as disclosed in Schedule (p) of the Company Disclosure Letter;
“Company Permitted Share Dividends” mean dividends paid by the Company in the form of a share dividend, payable in Company Shares and where such dividend is accompanied by a Company Permitted Consolidation;
“Company Indemnity or Payment Agreement” means any Contract (a) to which the Company or any of its Subsidiaries are party that provides for rights of indemnification to any director, officer or employee by the Company or any of its Subsidiaries or (b) that provides for any change of control payments (or other payment that would be triggered by the transactions contemplated herein) to any director, officer, Company Employee or former Company Employee or Company contractor or former Company contractor or agent of the Company or any of its Subsidiaries or to any other Person;
“Company Property” has the meaning ascribed thereto in Section (p)(i) of Schedule F;
“Company Proposed Agreement” has the meaning ascribed thereto in Section 7.4(a);
“Company PSR Plan” means the performance share plan of the Company effective December 12, 2024;
“Company PSRs” means the outstanding performance share rights granted under the Company PSR Plan;

“Company Public Documents” means all forms, reports, schedules, statements and other documents filed by the Company on SEDAR+ or with the U.S. SEC, in each case since December 31, 2024;
“Company Royalty and Stream Agreements” means the definitive agreements pursuant to which the Company holds the Company Royalty and Stream Interests and any ancillary documentation relating to the Company Royalty and Stream Interests or agreements relating to any security interests granted thereunder;
“Company Royalty and Stream Interests” means (a) the royalty, streaming, net profit, production payment or other similar interests of the Company in production from any mineral property or mining project, at any stage, including greenfield, exploration, advanced exploration, evaluation, development, operation, care and maintenance and reclamation and (b) any other agreements in support of the same, including by way of guaranty or security;
“Company RSR Plan” means the restricted share plan of the Company effective April 4, 2011;
“Company RSRs” means the outstanding restricted share rights granted under the Company RSR Plan;
“Company Shareholder Approval” has the meaning ascribed thereto in Section 2.3(e);
“Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;
“Company Shares” means the common shares in the capital of the Company;
“Company Special Committee” means the transaction committee of the Company Board;
“Company Special Committee Fairness Opinions” means, collectively, the opinions of each of the Company Special Committee Financial Advisors to the effect that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Company Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Company Shareholders;
“Company Special Committee Financial Advisors” National Bank Financial Inc. and CIBC World Markets Inc., as financial advisors to the Company Special Committee;
“Company Standstill Agreement” means a Contract entered by the Company and/or any of its Subsidiaries that currently, or after the Effective Time, other than a confidentiality and standstill agreement permitted by Section 7.3, restricts the ability of the Company or any of its Subsidiaries to offer to purchase the assets or equity securities of another Person;
“Company Superior Proposal” means a bona fide unsolicited written Company Acquisition Proposal (with references to 20% in such definition being deemed to be replaced with references to 100%) in respect of the Company and its Subsidiaries that did not result from a breach of Section 7.1:
(a)    that, in the opinion of the Company Board, acting in good faith, is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the Company Acquisition Proposal and the Person or group of Persons making the Company Acquisition Proposal;
(b)    that is not subject to any financing condition and in respect of which adequate arrangements have been made to complete any required financing to consummate the Company Acquisition Proposal to the satisfaction of the Company Board, acting in good faith (after consultation with the Company’s legal and financial advisors);
(c)    that is not subject to a due diligence and/or access condition (but, for greater certainty, may include a customary access covenant);
(d)    that complies with applicable Securities Laws in all material respects;
(e)    in the case of a Company Acquisition Proposal that relates to the acquisition of the outstanding Company Shares, that is made available to all Company Shareholders on the same terms and conditions; and
(f)    in respect of which the Company Board (after consultation with the Company’s legal and financial advisors) determines in good faith, and after taking into account all the terms and conditions of the Company Acquisition Proposal, including all legal, financial, regulatory and other aspects of the Company Acquisition Proposal, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favourable, from a financial point of view, to the Company Shareholders, than the Arrangement (including any amendments to the terms and conditions of this Agreement and the Plan of Arrangement proposed by the Purchaser pursuant to Section 7.4(b));
“Company Superior Proposal Notice” has the meaning ascribed thereto in Section 7.4(a)(ii);
“Company Termination Payment” means $130 million;
“Company Termination Payment Event” has the meaning ascribed thereto in Section 9.4(b);
“Company Underlying Mineral Properties” means the mineral properties and/or other assets underlying the Principal Company Royalty and Stream Interests;
“Company Voting Agreements” means the voting agreements between the Purchaser and certain Company Shareholders substantially in the form of agreement set forth in Schedule C;

“Commissioner” means the Commissioner of Competition appointed under subsection 7(1) of the Competition Act or any Person duly authorized to perform duties on behalf of the Commissioner of Competition;
“Competition Act” means the Competition Act (Canada);
“Confidentiality Agreement” means the mutual confidentiality agreement between the Purchaser and the Company dated March 25, 2025;
“Consideration” has the meaning set forth under the Plan of Arrangement;
“Consideration Shares” means the Purchaser Shares to be issued to Company Shareholders pursuant to Section 2.3(c) of the Plan of Arrangement;
“Contract” means any legally binding contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture arrangement, partnership arrangement or other right or obligation and any amendment thereto to which a Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject;
“Corporate Records” shall mean, in respect of the Company and each of its Subsidiaries, the original or electronic corporate books, duly signed by such Persons if and as required under applicable Law and under its constating documents, including (as applicable) the shareholders’ meeting minutes, share register, the capital variations book, and the directors’ meeting minutes;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Investor Services Inc., or such other Person as the Parties may jointly appoint (each acting reasonably) to act as depositary in respect of the Arrangement;
“DGCL” means the Delaware General Corporation Law;
“Dissent Rights” means the rights of dissent exercisable by the Company Shareholders in respect of the Arrangement described in the Plan of Arrangement;
“Effective Date” means the date on which the Arrangement becomes effective in accordance with Section 2.11(a);
“Effective Time” means the time on the Effective Date that the Arrangement becomes effective, as set out in the Plan of Arrangement;
“Exchange Ratio” has the meaning ascribed thereto in the Plan of Arrangement;
“Final Order” means the final order of the Court contemplated by Section 2.7, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, supplemented, modified or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;
“GAAP” means the generally accepted accounting principles in the United States, including standards and interpretations issued or adopted by the Financial Accounting Standards Board;
“Governmental Entity” means: (a) any international, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, international arbitration institution, commission, board, ministry bureau, agency or entity, domestic or foreign, including the Canadian Securities Authorities and the U.S. SEC; (b) any stock exchange, including the TSX, the NYSE and Nasdaq; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi-governmental or private body or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;
“Horizon” means Horizon Copper Corp., a corporation existing under the laws of the Province of British Columbia;
“Horizon Arrangement” means the proposed transaction between the Purchaser and Horizon pursuant to which (among other things) the Purchaser (or an affiliate thereof) will acquire all of the issued and outstanding shares of Horizon pursuant to a plan of arrangement under the BCBCA;
“Horizon Arrangement Agreement” means the arrangement agreement dated the date of this Agreement between the Purchaser and Horizon;
“Horizon Meeting” means the special meeting of Horizon securityholders, including any adjournment or postponement thereof, to be called and held to consider and approve the Horizon Arrangement;
“Horizon Support Agreement” means the voting and support agreement between the Purchaser and the Company substantially in the form of agreement set forth in Schedule E;
“ICA Approval” means that: (a) the responsible Minister shall have sent a written notice pursuant to Subsection 21(1) of the Investment Canada Act to the Purchaser stating that the Minister is satisfied that the transactions contemplated by this Agreement are likely to be of net benefit to Canada, or alternatively, the time period provided for such notice under Subsection 21(1) of the Investment Canada Act shall have expired such that the Minister shall be deemed, pursuant to Subsection 21(2) of the Investment Canada Act, to be satisfied that the transactions contemplated by this Agreement are of net benefit to Canada; and (b) more than 45 days shall have elapsed from the time that the Director of Investments under the Investment Canada Act has certified the application for review filed with the Minister in connection with the transactions contemplated by this Agreement as complete and the Minister has not sent to the Purchaser a notice under Subsection 25.2(1) of the Investment Canada Act and the Minister shall not have issued an order under Subsection 25.3(1) of the Investment Canada Act in relation to the transactions contemplated by this Agreement or, if such a notice has been sent or such an order has been made, the Purchaser has subsequently received in relation to the transactions contemplated by this Agreement: (i) the notice referred to under Paragraphs 25.2(2)(a) or (b) of the Investment Canada Act, (ii) the notice referred to under Paragraph 25.3(3)(a) of the Investment Canada Act, or (iii) a copy of an order under Paragraph 25.4(1)(b) of the Investment Canada Act authorizing the transactions contemplated by this Agreement provided that such order is on terms and conditions that are consistent with the Purchaser’s obligations under Section 5.10 of this Agreement;
“IFRS” means International Financial Reporting Standards, as issued by the International Accounting Standards Board and included in the CPA Canada Handbook (Part 1) published by the Chartered Professional Accountants of Canada;
“Intellectual Property” means anything that is or may be protected by any intellectual property rights in any jurisdiction such as, but not limited to works (including software), performances, trade secrets, inventions (whether patentable or not), improvements to such inventions, industrial designs, trade-marks, trade names, business names, corporate names, domain names, website names and world wide web addresses, whether or not they may also be protected, at any given time, as a trade secret or confidential information, including proprietary and non-public business information, know-how, methods, processes, designs, technology, technical data, schematics, models, simulations and documentation relating to any of the foregoing;
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court after being informed of the intention of the Parties to rely upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof with respect to the Consideration Shares to be issued pursuant to the Arrangement as contemplated by Section 2.3, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended, supplemented, modified or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;
“Investment Canada Act” means the Investment Canada Act (Canada);
“Key Regulatory Approvals” means, collectively, the Canadian Competition Act Approval, the ICA Approval and the SA Competition Act Approval;
“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, that are binding upon or applicable to such Person or its business, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Securities Laws and applicable common law, and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its Subsidiaries or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Party and/or its Subsidiaries or its or their business, undertaking, property or securities;
“Leases” has the meaning ascribed thereto in Section (p)(ii) of Schedule F;
“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims or other third party interests or encumbrances of any kind, whether contingent or absolute, and any agreement, option, lease, sublease, restriction, easement, right-of-way, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Matching Period” has the meaning ascribed thereto in Section 7.4(a)(iii);
“material fact” means a material fact relating to the Company or the Purchaser, as applicable, for purposes of applicable Securities Laws;
“Material Indebtedness for Borrowed Money” has the meaning ascribed thereto in the definition of “Company Material Contract” above;
“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators;
“Minister” means the person defined as the “Minister” under section 3 of the Investment Canada Act;
“Modern Slavery Laws” means all Laws regarding the provision of slavery, servitude and forced or child labour and about human trafficking including the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada), the Customs Tariff Act (Canada), the Customs Act (Canada);
“Nasdaq” means the Nasdaq Global Select Market;
“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;
“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators;
“NI 52-109” means National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings of the Canadian Securities Administrators;
“NI 54-101” means National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators;
“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids of the Canadian Securities Administrators;
“No Action Letter” means written confirmation from the Commissioner that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement, such written confirmation having not been modified or withdrawn prior to the Effective Time;
“Operator” means an owner or operator of any Company Underlying Mineral Property or Purchaser Underlying Mineral Property, as applicable;
“ordinary course” means, with respect to an action taken by a Person, that such action is consistent with the past practice of such Person and is taken in the ordinary course of the normal day-to-day business and operations of such Person;
“Other Company Assets” means any assets of the Company that are not Company Royalty and Stream Interests;
“Other Company Material Contracts” has the meaning ascribed thereto in Schedule F hereto;
“Other Purchaser Material Contracts” has the meaning ascribed thereto in Schedule G hereto;
“Outside Date” means January 6, 2026 or such later date as may be agreed to in writing by the Parties; provided, however, that if the Effective Date has not occurred by January 6, 2026 as a result of the failure to satisfy the conditions set forth in Section 6.1(d) and no Key Regulatory Approval has been denied by a non-appealable decision of a Governmental Entity, then any Party may elect by notice in writing delivered to the other Party by no later than 5:00 p.m. (Vancouver time) on a date that is on or prior to such date or, in the case of subsequent extensions, the date that is on or prior to the Outside Date, as previously extended, to extend the Outside Date from time to time by a specified period of not less than 30 days from the then-current Outside Date (including as previously extended), provided further that, notwithstanding the foregoing, (a) a Party shall not be permitted to extend the Outside Date if the failure to satisfy the condition set forth in Section 6.1(d) is primarily the result of the failure by such Party to perform any of its covenants or agreements or breach by such Party of any of its representations and warranties in any material respect under this Agreement, and (b) the aggregate extension period from the Outside Date for the Parties, when combined, shall not exceed 90 days from January 6, 2026;
“Parties” means, together, the Purchaser, AcquireCo and the Company, and “Party” means any one of them, as the context requires;
“Person” includes an individual, partnership, association, body corporate, trust, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;
“Personal Information” means all information or data in any form, including paper, electronic and other forms, concerning any identified or identifiable individual, as provided under the applicable Privacy Laws;
“Plan of Arrangement” means the plan of arrangement of the Company, substantially in the form of Schedule A hereto, and any amendments or variations thereto made in accordance with the Plan of Arrangement or upon the direction of the Court in the Final

Order with the consent of the Company, AcquireCo and the Purchaser, each acting reasonably;
“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 5.12;
“Principal Company Royalty and Stream Agreements” has the meaning ascribed thereto in the definition of “Company Material Contract” above;
“Principal Company Royalty and Stream Interest” means a Company Royalty and Stream Interest relating to a Principal Company Royalty and Stream Agreement;
“Principal Purchaser Royalty and Stream Agreements” has the meaning ascribed thereto in the definition of “Purchaser Material Contract” below;
“Principal Purchaser Royalty and Stream Interest” means the royalty, streaming, net profit, production payment or other similar interests relating to a Principal Purchaser Royalty and Stream Agreement;
“Privacy Laws” include applicable Laws that govern the collection, use, disclosure, retention, disposition and other processing of Personal Information, including the Personal Information Protection and Electronic Documents Act and applicable provincial privacy legislation;
“Purchaser” has the meaning ascribed thereto on the first page of this Agreement;
“Purchaser Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry from any Person or group of Persons “acting jointly or in concert” (within the meaning of NI 62-104) (other than the Company or any controlled affiliate of the Company), whether written or oral, made after the date hereof, relating to:
(a)    any sale or disposition (or any joint venture (for the avoidance of doubt, including where the Purchaser retains an interest in a joint venture), lease, license, royalty agreement or other arrangement, in each such case having the same economic effect as a sale or disposition), in a single transaction or series of related transactions, of (i) the assets of the Purchaser and/or one or more of its Subsidiaries that, individually or in the aggregate, (A) represent 20% or more of the consolidated assets of the Purchaser and its Subsidiaries, taken as a whole, or (B) contribute 20% or more of the consolidated revenue of the Purchaser and its Subsidiaries, taken as a whole (in each case, as applicable, determined based upon the most recent publicly available consolidated financial statements of the Purchaser), or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Purchaser or (iii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Purchaser whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Purchaser and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of the Purchaser); or

(b)    any take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning (i) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Purchaser or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Purchaser whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Purchaser and its Subsidiaries, taken as a whole (determined based upon the most recent publicly available consolidated financial statements of the Purchaser); or
(c)    a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction involving the Purchaser and/or any of its Subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning (i) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Purchaser or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Purchaser whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Purchaser and its Subsidiaries, taken as a whole (determined based upon the most recent publicly available consolidated financial statements of the Purchaser); or
(d)    any other similar transaction or series of transactions (for the avoidance of doubt including a combination of one or more transactions described in clause (a), clause (b), and/or clause (c) which when considered individually would not constitute a Purchaser Acquisition Proposal), the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement, the Arrangement or the Horizon Arrangement Agreement;
“Purchaser Board” means the board of directors of the Purchaser, as the same is constituted from time to time;
“Purchaser Board Recommendation” has the meaning ascribed thereto in Section 2.2(b)(ii);
“Purchaser Change in Recommendation” has the meaning ascribed thereto in Section 8.1(a)(iv);
“Purchaser Credit Facility” means the Revolving Facility Credit Agreement, dated as of June 2, 2017, among the Purchaser, certain Subsidiaries of the Purchaser, the lenders from time to time party thereto, and the Bank of Nova Scotia as administrative agent;

“Purchaser Disclosure Letter” means the disclosure letter dated the date of this Agreement in the form executed by the Purchaser and delivered to and accepted by the Company concurrently with the execution of this Agreement;
“Purchaser Incentive Awards” means, collectively, the stock options, stock appreciation rights, restricted stock units, and performance stock units granted pursuant to the Purchaser Incentive Plan;
“Purchaser Incentive Plan” means the 2025 incentive plan of the Purchaser approved by the Purchaser Stockholders and effective on May 22, 2025;
“Purchaser Material Adverse Effect” means any one or more changes, effects, events, occurrences or states of fact or circumstance, either individually or in the aggregate, that (x) prevents, materially delays or materially impairs, or would reasonably be expected to prevent, materially delay or materially impair, the ability of the Purchaser or its Subsidiaries to consummate the transactions contemplated by this Agreement, or (y) is, or would reasonably be expected to be, material and adverse to the business, results of operations or condition (financial or otherwise) of the Purchaser and its Subsidiaries, taken as a whole, except for any such change, effect, event, occurrence or state of facts or circumstance resulting or arising from or relating to:
(a)    the announcement or execution of this Agreement or the implementation of the transactions contemplated hereby (including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Purchaser with customers, suppliers, service providers and employees) (for the avoidance of doubt, provided, that this clause (a) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement or the performance of obligations under this Agreement);
(b)    any change in the market price or trading volume of any securities of the Purchaser (it being understood that the changes, effects, events, occurrences or states of fact or circumstance underlying such change in market price or trading volume that are not otherwise excluded from the definition of a Purchaser Material Adverse Effect may be taken into account in determining whether a Purchaser Material Adverse Effect has occurred);
(c)    any change affecting the mining industry as a whole;
(d)    any change (on a current or forward basis) in the price of metals or any changes in commodity prices or general market prices affecting the mining industry generally;
(e)    general political, economic, financial, currency exchange, inflation, interest rates, securities or commodity market conditions including the imposition, adjustment or revocation of tariffs;

(f)    any change or prospective change after the date hereof in GAAP or changes or prospective changes in regulatory accounting requirements applicable to the industries in which the Purchaser conducts business;
(g)    the commencement, continuation or escalation of any war, armed hostilities or acts of terrorism;
(h)    the occurrence of any cyber-attack or data breach (other than, for the avoidance of doubt, a cyber-attack that is primarily directed at (or a data breach that primarily involves) the Purchaser or any of its Subsidiaries);
(i)    any general outbreak of illness, pandemic (including COVID-19 or derivatives or variants thereof), epidemic, national health emergency, forced quarantine, lockdown or similar event, or the worsening thereof;
(j)    the failure of the Purchaser to meet any internal or published projections, forecasts, guidance, budgets, or estimates of revenues, earnings, cash flow or other financial performance or results of operations for any period (provided, however, that the changes, effects, events, occurrences or states of fact or circumstance underlying such failure that are not otherwise excluded from the definition of a Purchaser Material Adverse Effect may be considered to determine whether such failure constitutes a Purchaser Material Adverse Effect);
(k)    any natural disaster (including any hurricane, flood, tornado, earthquake, forest fire, weather-related event or man-made natural disaster), or
(l)    any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable Law of and by any Governmental Entity (including with respect to Taxes), provided, however, that if with respect to clauses (c), (d), (e), (f), (g), (h), (i), (k) and (l) any such change, effect, event, occurrence or state of facts or circumstance has a disproportionate effect on the Purchaser and its Subsidiaries, taken as a whole, compared to other entities that own and manage mining royalty and streaming interests, the disproportionate change, effect, event, occurrence or state of facts or circumstance may be taken into account in determining whether a Purchaser Material Adverse Effect has occurred, and references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretive for the purposes of determining whether a “Purchaser Material Adverse Effect” has occurred;
“Purchaser Material Contract” means any Contract:
(a)    that, if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Purchaser Material Adverse Effect;
(b)    under which the Purchaser or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than endorsements for collection in the ordinary course or guarantees in connection with any Purchaser Material Indebtedness for Borrowed Money) in excess of $50 million in the aggregate;

(c)    relating to indebtedness for borrowed money of the Purchaser or any of its Subsidiaries or any guarantee by the Purchaser or any of its Subsidiaries of any other Person’s indebtedness for borrowed money, with an outstanding principal amount in excess of $50 million in the aggregate, including the Purchaser Credit Facility and any replacements thereof (“Purchaser Material Indebtedness for Borrowed Money”);
(d)    that materially limits or restricts (i) the Purchaser or any of its Subsidiaries, or following completion of the transactions contemplated hereby, the Purchaser or any of its Subsidiaries, from engaging in any type of activity or business, (ii) the manner in which, or the localities in which, all or any portion of the business of the Purchaser or its Subsidiaries may be conducted, or (iii) the ability of the Purchaser or its Subsidiaries to solicit customers or employees, other than such terms and conditions as are customary under Purchaser Royalty and Stream Agreements and non-disclosure or similar obligations entered into between exploration or mining companies and companies that are in the business of owning and managing mining royalty and stream interests;
(e)    that contains any right on the part of any third party to acquire assets or other property rights from the Purchaser or any of its Subsidiaries that are material to the Purchaser and its Subsidiaries, taken as a whole;
(f)    that contains any rights on the part of the Purchaser or any of its Subsidiaries to acquire any royalty or streaming interests from any third party that, if acquired, would be material to the Purchaser and its Subsidiaries, taken as a whole;
(g)    that is an agreement between the Purchaser and any related party of the Purchaser (excluding employment, consulting or indemnification agreements with officers or directors of the Purchaser or its Subsidiaries) that is material to the Purchaser and its Subsidiaries, taken as a whole;
(h)    that is any of the Purchaser Royalty and Stream Agreements listed in Schedule (n) of the Purchaser Disclosure Letter (the “Principal Purchaser Royalty and Stream Agreements”); or
(i)    that is material to the Purchaser and its Subsidiaries, taken as a whole; and, for greater certainty, includes the Purchaser Material Contracts listed in Schedule (u) of the Purchaser Disclosure Letter;
“Purchaser Meeting” means the meeting of the Purchaser Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law to consider the Purchaser Stock Issuance and for any other purpose as may be set out in the Purchaser Proxy Statement;
“Purchaser Permitted Dividends” means, in respect of the Purchaser Shares, regular quarterly dividends declared from time to time by the Purchaser Board in the ordinary course consistent with past practice (subject to, for the avoidance of doubt, periodic increases to the declared dividend in such amounts as are consistent with past practice), with a record date occurring on or after the date of this Agreement and prior to the Effective Date;

“Purchaser Permitted Liens” means, as of any particular time and in respect of the Purchaser and any of its Subsidiaries, each of the following Liens:
(a)    Liens for Taxes, assessments or governmental charges or levies which are not delinquent or that are being contested in good faith by appropriate proceedings, and that have been adequately reserved on the Purchaser’s or its Subsidiary’s financial statements in accordance with GAAP;
(b)    the Lien of any judgment or award rendered or the Lien of any claim filed which is being contested in good faith by appropriate proceedings and that have been adequately reserved on the Purchaser’s or its Subsidiary’s financial statements in accordance with GAAP;
(c)    the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or Authorization of the Purchaser or any Subsidiary, and the right reserved to or vested in any Governmental Entity to terminate any such lease, license, franchise, grant or Authorization, or to require annual or other payments as a condition of their continuance;
(d)    easements, rights-of-way, encroachments, restrictions, covenants, conditions and other similar matters that, individually or in the aggregate, do not materially and adversely impact the Purchaser’s and its Subsidiaries’ current or contemplated use, occupancy, utility or value of the applicable real property;
(e)    the Lien resulting from the deposit of cash or securities (i) in connection with Contracts, tenders or expropriation proceedings, or (ii) to secure workers’ compensation, surety or appeal bonds, costs of litigation when required by Law and public and statutory obligations, or (iii) in connection with the discharge of Liens or claims incidental to construction and mechanics’, warehouseman’s, carriers’ and other similar liens;
(f)    landlords’ Liens arising in the ordinary course of business;
(g)    Liens securing indebtedness pursuant to the Purchaser Credit Facility;
(h)    the extension, renewal or refinancing of any Purchaser Permitted Lien, provided that the amount so secured does not exceed the original amount secured immediately prior to such extension, renewal or refinancing and the Lien is not extended to any additional property;
(i)    any escrow restrictions pursuant to applicable stock exchange rules and policies; and
(j)    any other Liens, that are, as of the date of this Agreement, registered against the Purchaser, any of its Subsidiaries or any of their respective assets in a public personal property registry or similar registry system;
“Purchaser Proposed Agreement” has the meaning ascribed thereto in Section 8.4(a);

“Purchaser Proxy Statement” means the proxy statement on Schedule 14A to be distributed to the Purchaser Stockholders in connection with the Purchaser Meeting;
“Purchaser Public Documents” means all forms, reports, schedules, statements and other documents filed by the Purchaser with the U.S. SEC or on SEDAR+, in each case since December 31, 2024;
“Purchaser Royalty and Stream Agreements” means the definitive agreements pursuant to which the Purchaser holds the Purchaser Royalty and Stream Interests;
“Purchaser Royalty and Stream Interests” means (a) the royalty, streaming, net profit, production payment or other similar interests of the Purchaser in production from any mineral property or mining project, at any stage, including greenfield, exploration, advanced exploration, evaluation, development, operation, care and maintenance and reclamation and (b) any other agreements in support of the same, including by way of guaranty or security;
“Purchaser Shares” means the common stock, par value U.S.$0.01 per share, in the capital of the Purchaser;
“Purchaser Stock Issuance” has the meaning ascribed thereto in the recitals to this Agreement;
“Purchaser Stockholder Approval” means the approval of the Purchaser Stock Issuance by the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Purchaser Meeting;
“Purchaser Stockholders” means the registered and/or beneficial holders of the Purchaser Shares, as the context requires;
“Purchaser Superior Proposal” means a bona fide unsolicited written Purchaser Acquisition Proposal (with references to 20% in such definition being deemed to be replaced with references to 50%) in respect of the Purchaser and its Subsidiaries and that did not result from a breach of Section 8.1:
(a)    that, in the opinion of the Purchaser Board, acting in good faith, is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the Purchaser Acquisition Proposal and the Person or group of Persons making the Purchaser Acquisition Proposal;
(b)    that is not subject to any financing condition and in respect of which adequate arrangements have been made to complete any required financing to consummate the Purchaser Acquisition Proposal to the satisfaction of the Purchaser Board, acting in good faith (after consultation with the Purchaser’s legal and financial advisors);
(c)    that is not subject to a due diligence and/or access condition (but, for greater certainty, may include a customary access covenant);
(d)    that complies with applicable Securities Laws in all material respects;

(e)    in the case of a Purchaser Acquisition Proposal that relates to the acquisition of the outstanding Purchaser Shares, that is made available to all Purchaser Stockholders on the same terms and conditions; and
(f)    in respect of which the Purchaser Board (after consultation with the Purchaser’s legal and financial advisors) determines in good faith, and after taking into account all the terms and conditions of the Purchaser Acquisition Proposal, including all legal, financial, regulatory and other aspects of the Purchaser Acquisition Proposal, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favourable, from a financial point of view, to the Purchaser Stockholders, than the Arrangement, taking into account, among other things, the expected benefits to the Purchaser arising from the Arrangement;
“Purchaser Superior Proposal Notice” has the meaning ascribed thereto in Section 8.4(a)(ii);
“Purchaser Termination Payment” means $200 million;
“Purchaser Termination Payment Event” has the meaning ascribed thereto in Section 9.4(d);
“Purchaser Underlying Mineral Properties” means the mineral properties and/or other assets underlying the Principal Purchaser Royalty and Stream Interests;
“Purchaser Voting Agreements” means the voting agreements between the Company and certain Purchaser Stockholders substantially in the form of agreement set forth in Schedule D;
“Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, Authorizations and other approvals (including the lapse, without objections, of a prescribed period of time under a statute or regulation that states that a transaction may be implemented if a prescribed period of time lapses following the giving of notice without an objection being made) of any Governmental Entity required in relation to the transactions contemplated hereby, including the SEC Clearance and the Key Regulatory Approvals;
“Remaining Company Royalty and Stream Agreement” means any Company Royalty and Stream Agreement that is not a Principal Company Royalty and Stream Agreement;
“Remaining Company Royalty and Stream Interest” means any Company Royalty and Stream Interest that is not a Principal Company Royalty and Stream Interest;
“Remaining Purchaser Royalty and Stream Agreement” means any Purchaser Royalty and Stream Agreement that is not a Principal Purchaser Royalty and Stream Agreement;
“Remaining Purchaser Royalty and Stream Interest” means any Purchaser Royalty and Stream Interest that is not a Principal Purchaser Royalty and Stream Interest;

“Representatives” means, with respect to a Party, such Party’s directors, officers, employees, counsel, financial advisors, accountants, agents, consultants and other authorized representatives and advisors;
“Restricted Party” means a person that is (a) listed on, or subject to sanctions as a result of being owned, held or controlled, directly or indirectly, by one or more persons listed on, or acting on behalf of a person listed on, any Sanctions List, (b) resident in, operating in, or organized under the laws of, or subject to sanctions as a result of being owned or (directly or indirectly) controlled by, or acting on behalf of, a person resident in, operating in, or organized under the laws of, Russia, Crimea, the so- called Donetsk People’s Republic and the so-called Luhansk People’s Republic of Ukraine, the Kherson and the Zaporizhzhia oblasts of Ukraine, Cuba, Iran, North Korea, or Syria or (c) otherwise a target of Sanctions and for the purpose of Canadian Sanctions also includes any entity deemed to be controlled by such person or persons described above, including the circumstances in which (i) any such person or persons, individually or in the aggregate hold, directly or indirectly, 50% or more of the shares or ownership interests in the entity or 50% or more of the voting rights in the entity or are able, directly or indirectly, to change the composition or powers of the entity’s board of directors, or (ii) it is reasonable to conclude, having regard to all the circumstances, any such person or persons, individually or in the aggregate, are able, directly or indirectly and through any means, to direct the entity’s activities;
“SA Competition Act” means the Competition Act, No. 89 of 1998 (as amended), applicable to all activity within or having an effect within South Africa;
“SA Competition Act Approval” means, with respect to the transactions contemplated by this Agreement, (a) that the SA Competition Commission shall have issued its written approval on a conditional or unconditional basis, or (b) deemed approval under Section 14(2) of the SA Competition Act, the review period applicable to intermediate mergers under Section 14(1) of the SA Competition Act having expired without the SA Competition Commission extending the review period under Section 14(1)(a) of the SA Competition Act, or an extended review period having expired without the SA Competition Commission issuing a decision under Section 14(1)(b) of the SA Competition Act;
“SA Competition Commission” means the Competition Commission of South Africa, established under the SA Competition Act;
“Sanctions” means the economic or financial sanctions laws, regulations, anti-terrorism measures, trade embargoes or restrictive measures administered, enacted or enforced by: (a) the United States government; (b) the United Nations; (c) the European Union; (d) the Canadian government; (e) the United Kingdom; or (f) the respective governmental institutions and agencies of any of the foregoing, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of Treasury, the United States Department of State, and Her Majesty’s Treasury, Global Affairs Canada, Public Safety Canada and the Royal Canadian Mounted Police or any other relevant sanctions authority (together the “Sanctions Authorities”);

“Sanctions List” means any lists of sanctioned persons maintained by the United Nations Security Council, or by the governments of Canada, the United States, the United Kingdom and the European Union, including but not limited to Global Affairs Canada, Public Safety Canada and the Office of Foreign Assets Control of the Department of the Treasury;
“SEC Clearance” means the earliest of: (a) confirmation from the U.S. SEC that it does not intend to review the Purchaser Proxy Statement; (b) if the Purchaser has not otherwise been informed by the U.S. SEC that the U.S. SEC intends to review the Purchaser Proxy Statement, the 11th calendar day immediately following the date of filing of the preliminary Purchaser Proxy Statement with the U.S. SEC; and (c) if the Purchaser receives comments from the U.S. SEC with respect to the Purchaser Proxy Statement, upon confirmation from the U.S. SEC that it has no further comments on the Purchaser Proxy Statement;
“Section 338(g) Election” has the meaning ascribed thereto in Section 2.15;
“Securities Act” means the Securities Act (British Columbia);
“Securities Authorities” means, collectively, the Canadian Securities Authorities and the U.S. SEC.
“Securities Laws” means, collectively, Canadian Securities Laws and U.S. Securities Laws;
“SEDAR+” means the System for Electronic Document Analysis and Retrieval +;
“Statutory Plan” means each plan or program established by federal, provincial or state legislation and administered by a Governmental Entity, including the Canada Pension Plan, the Quebec Pension Plan, the Quebec Parental Insurance Plan, Employment Insurance, and any health, drug, or workers’ compensation insurance program;
“Strategic Review Assets” has the meaning ascribed thereto in the Company Disclosure Letter;
“Strategic Review Party” has the meaning ascribed thereto in the Company Disclosure Letter;
“Sub-Leases” has the meaning ascribed thereto in Section (p)(iii) of Schedule F;
“Subsidiary” has the meaning ascribed thereto in NI 45-106;
“Tax Act” means the Income Tax Act (Canada);
“Tax Returns” includes all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto and any claims for refunds and information returns (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports), made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;
“Tax Sharing Agreement” means any agreement or arrangement binding the Company or any of its Subsidiaries that provides for the allocation, apportionment, sharing, indemnification or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability (other than customary Tax sharing or indemnification provisions contained in a commercial agreement entered into in the ordinary course, the primary subject matter of which does not relate to Taxes);
“Taxes” includes: (a) any taxes, duties, fees, premiums, assessments, imposts, levies, expansion fees and other charges of any kind whatsoever imposed by any Governmental Entity and including, but not limited to, those levied on, or measured by, or referred to as, income, gross receipts, earnings, profits, mining, mineral, windfall, environmental, royalty, capital, capital stock, transfer, land transfer, disability, ad valorem, sales, net worth, goods and services, harmonized sales, use, value-added, excise, stamp, recording, withholding, business, franchising, property, premium, development, occupation, occupancy, employer health, alternative or add-on minimum, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all license, franchise and registration fees and all employment insurance, health insurance and Canada Pension Plan and other pension plan premiums or contributions imposed by any Governmental Entity; (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) for or to or in respect of any other Person, including as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or by virtue of any statute (including under sections 159 and 160 of the Tax Act); and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party;
“Third Party Beneficiaries” has the meaning ascribed thereto in Section 10.11;
“Trade Laws” means the Export and Import Permits Act (Canada), the Defence Production Act (Canada), the Nuclear Safety and Control Act (Canada), the Customs Act (Canada), the Customs Tariff (Canada), the Foreign Extraterritorial Measures Act (Canada), the Special Import Measures Act (Canada), any orders issued under the foregoing, and any similar Canadian laws relating to the export, re-export, import, possession, examination or transfer of goods, services or technology, anti-boycott or blocking measures, forced or child labour or modern slavery measures, anti-dumping, countervail or safeguard measures, or any similar applicable Laws of the United States;
“Transaction Personal Information” has the meaning ascribed thereto in Section 10.1;
“Treasury Regulations” means the U.S. Department of the Treasury regulations promulgated under the U.S. Tax Code;

“TSX” means the Toronto Stock Exchange;
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934;
“USRPI” has the meaning ascribed thereto in Section 2.15;
“U.S. SEC” has the meaning ascribed thereto in Section 2.3;
“U.S. Securities Act” means the United States Securities Act of 1933;
“U.S. Securities Laws” means the U.S. Exchange Act, the U.S. Securities Act and all other applicable U.S. federal securities Laws;
“U.S. Tax Code” means the United States Internal Revenue Code of 1986; and
“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.
1.2    Interpretation Not Affected by Headings
The division of this Agreement into Articles and Sections, and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section or Schedule by number or letter or both refer to the Article, Section or Schedule, respectively, bearing that designation in this Agreement.
1.3    Number and Gender
In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.
1.4    Calculation of Time
Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a business day, such time period shall be extended to the next business day following the day on which it would otherwise end.
1.5    Date for Any Action
If the date on which any action is required to be taken hereunder by a Party is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.
1.6    Currency
Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States and “$” refers to U.S. dollars.

1.7    No Strict Construction
The language used in this Agreement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.
1.8    Statutory, Contractual and Other References
A reference to a statute includes all rules, regulations and policies made pursuant thereto and, unless otherwise specified, the provisions of any statute, rule, regulation or policy that amends, supplements or supersedes such statute, rule, regulation or policy. A reference to an agreement, plan, order, disclosure document or filing made pursuant to applicable Law refers to such agreement, such plan, such disclosure document or such filing, as the case may be, including all schedules, exhibits, appendices and other annexes appended thereto by whatever name and any documents or information incorporated by reference (unless otherwise specified in such agreement, plan, disclosure document or filing), as amended from time to time and in whatever form such amendment is duly and validly made, including by amendment and restatement, by notice, by side letter, by supplement or otherwise.
1.9    Time References
In this Agreement, unless otherwise specified, any references to time are to local time, Vancouver, British Columbia.
1.10    Inclusion
In this Agreement, “including” means including without limitation, and “include” and “includes” have a corresponding meaning.
1.11    Accounting Matters
Unless otherwise stated, all accounting terms used in this Agreement (a) with respect to the Company shall have the meanings attributable thereto under IFRS and all determinations of an accounting nature required to be made shall be made in a manner consistent with IFRS consistently applied, and (b) with respect to the Purchaser shall have the meanings attributable thereto under GAAP and all determinations of an accounting nature required to be made shall be made in a manner consistent with GAAP consistently applied.
1.12    Knowledge
In this Agreement, references to: (a) “the knowledge of the Company” mean matters within the actual knowledge, after due enquiry, of the Company’s (i) President and Chief Executive Officer, (ii) Chief Financial Officer, (iii) Executive Vice President, Corporate Development, and (iv) Senior Executive Vice President; and (b) “the knowledge of the Purchaser” mean, (x) in the case of Sections (o), (r), (s), (t), (v), (x)(iv) and (y) of Schedule G, matters within the actual knowledge, without any obligation to make enquiry and (y) in the case of all other Sections of this Agreement, the actual knowledge, after due enquiry, of the Purchaser’s (i) President and Chief Executive Officer, (ii) Senior Vice President and Chief Financial Officer, (iii) Senior Vice President and General Counsel, (iv) Senior Vice President, Strategy and Business Development, and (v) Vice President, Corporate Secretary and Chief Compliance Officer.

1.13    Company Disclosure Letter
The Company Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (a) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes, or (b) a Party, acting reasonably and in good faith, needs to disclose it in order to enforce or exercise its rights under this Agreement.
1.14    Purchaser Disclosure Letter
The Purchaser Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (a) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes, or (b) a Party, acting reasonably and in good faith, needs to disclose it in order to enforce or exercise its rights under this Agreement.
1.15    Schedules
The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:
Schedule A -    Plan of Arrangement
Schedule B -    Arrangement Resolution
Schedule C -    Form of Company Voting Agreement
Schedule D -    Form of Purchaser Voting Agreement
Schedule E -    Horizon Support Agreement
Schedule F -    Company Representations and Warranties
Schedule G -    Purchaser Representations and Warranties
ARTICLE 2
THE ARRANGEMENT
2.1    Arrangement
The Parties agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions contained in this Agreement and the Plan of Arrangement.
2.2    Approvals
(a)    The Company represents and warrants to the Purchaser that:
(i)    the Company Special Committee has received the Company Special Committee Fairness Opinions from the Company Special Committee Financial Advisors orally which shall be subsequently confirmed in writing;

(ii)    the Company Board has received the Company Fairness Opinion from the Company Financial Advisor orally which shall be subsequently confirmed in writing;
(iii)    the Company Special Committee, after receiving financial and legal advice and the Company Special Committee Fairness Opinions, has unanimously (A) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company, and (B) recommended to the Company Board that the Company Board (1) approve this Agreement and the Arrangement, and (2) recommend that the Company Shareholders vote in favour of the Arrangement Resolution; and
(iv)    the Company Board, after receiving financial and legal advice and the Company Fairness Opinion and the recommendation of the Company Special Committee, has (subject to a director having a “disclosable interest” within the meaning of the BCBCA and abstaining from voting) unanimously (A) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company, (B) approved this Agreement and the Arrangement, and (C) resolved to recommend that the Company Shareholders vote in favour of the Arrangement Resolution (the “Company Board Recommendation”).
(b)    The Purchaser represents and warrants to the Company that:
(i)    the Purchaser Board has received the separate oral opinions to be subsequently confirmed in writing from each of Scotiabank and Raymond James, each to the effect that, as of the date of such opinion and based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken set forth therein, the Exchange Ratio provided for pursuant to this Agreement is fair, from a financial point of view, to the Purchaser; and
(ii)    the Purchaser Board, after evaluating the Arrangement in consultation with the Purchaser’s management and legal and financial advisors, has unanimously: (A) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Purchaser and the Purchaser Stockholders; and (B) resolved to recommend that the Purchaser Stockholders vote to approve the Purchaser Stock Issuance (the “Purchaser Board Recommendation”).
2.3    Interim Order
As promptly as reasonably practicable following the execution of this Agreement, the Company shall apply to the Court in a manner acceptable to the Purchaser, acting reasonably, pursuant to Part 9, Division 5 of the BCBCA, to schedule the Interim Order hearing with the Court for a date on or about the 15th calendar day immediately following the date of filing of the Purchaser Proxy Statement with the U.S. Securities and Exchange Commission (“U.S. SEC”); provided that the Company shall reschedule such hearing if the SEC Clearance is not obtained (or not obtainable)

by the third business day prior to the date of the Interim Order hearing; provided further that in the event such hearing is rescheduled, the Company shall use commercially reasonable efforts to reschedule such hearing to occur as soon as reasonably practicable following the receipt of SEC Clearance, in each case subject to the availability of the Court and subject to and in accordance with the requirements of NI 54-101 with respect to the Company Meeting. Notwithstanding the foregoing, the Company shall not be required to schedule the Interim Order hearing for a date prior to the 30th day following the date of this Agreement. The Company shall prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:
(a)    for the class(es) of Persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;
(b)    for confirmation of the record date for the purposes of determining the Company Shareholders entitled to notice of and to vote at the Company Meeting in accordance with the Interim Order;
(c)    that the record date for Company Shareholders entitled to notice of and to vote at the Company Meeting will not change as a result of any adjournment(s) or postponement(s) of the Company Meeting;
(d)    that the Company Meeting may be held as a virtual or hybrid meeting, and that Company Shareholders that participate in the Company Meeting through virtual means, if applicable, will be deemed to be present at the Company Meeting;
(e)    that the requisite approval (collectively, the “Company Shareholder Approval”) for the Arrangement Resolution shall be at least:
(i)    66⅔% of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or by proxy at the Company Meeting and voting as a single class; and
(ii)    a majority of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or represented by proxy at the Company Meeting, voting as a single class, excluding, for this purpose, the votes cast by those Persons whose votes are required to be excluded by MI 61-101;
(f)    that, in all other respects, the terms, conditions and restrictions of the Company’s constating documents, including quorum requirements and other matters, shall apply in respect of the Company Meeting unless otherwise ordered by the Court;
(g)    for the grant of Dissent Rights to the Company Shareholders who are registered Company Shareholders as of the record date for the Company Meeting, as contemplated in the Plan of Arrangement;
(h)    for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(i)    that the Company Meeting may be adjourned or postponed from time to time by the Company Board subject to the terms of this Agreement or as otherwise agreed in writing between the Parties without the need for additional approval of the Court;
(j)    that the Parties intend to rely on the exemption provided by Section 3(a)(10) of the U.S. Securities Act from the registration requirements of the U.S. Securities Act for the issuance of Consideration Shares pursuant to the Plan of Arrangement, subject to and conditioned upon the Court’s approval of the Arrangement and determination following a hearing at which each Person entitled to receive Consideration Shares pursuant to the Plan of Arrangement has the right to appear and be heard in accordance with the procedures set out in the Interim Order that the Arrangement is substantively and procedurally fair and reasonable to each such Person; and
(k)    for such other matters as the Purchaser or the Company may reasonably require, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably withheld or delayed.
2.4    Company Meeting
Subject to the terms of this Agreement, as soon as reasonably practicable following receipt of the SEC Clearance, the Company shall:
(a)    duly call, give notice of, convene and conduct the Company Meeting (including by virtual means) in accordance with the Interim Order, the Company’s constating documents and applicable Laws as promptly as reasonably practicable, using commercially reasonable efforts to convene and conduct the Company Meeting as soon as practicable, and in any event, within 45 days of the receipt of the SEC Clearance (and, in that regard, the Company shall abridge, as necessary, any time period that may be abridged under NI 54-101); provided that the Company shall cooperate with the Purchaser and use commercially reasonable efforts to set the record dates for, schedule and convene the Company Meeting (including any adjournment or postponement thereof in accordance with this Agreement) and the Purchaser Meeting on the same dates with the Company Meeting occurring at the same time as the Purchaser Meeting and the Horizon Meeting;
(b)    in consultation with the Purchaser, fix and publish a record date for the purposes of determining the Company Shareholders entitled to receive notice of and to vote at the Company Meeting;
(c)    not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Company Meeting except (i) as required by applicable Laws, (ii) as required for quorum purposes (in which case the meeting shall be adjourned or postponed and not cancelled), (iii) as permitted by Section 7.4(b), (iv) as permitted by Section 9.3(b) or (v) with the Purchaser’s prior written consent; provided, that Company shall be permitted to postpone or adjourn the Company Meeting pursuant to clause (ii) on no more than two occasions in the aggregate and no such adjournment or postponement shall delay the Company

Meeting by more than 10 days from the prior-scheduled date or to a date that is on or after the fifth business day preceding the Outside Date;
(d)    promptly advise the Purchaser as the Purchaser may reasonably request, and at least on a daily basis on each of the last 10 business days prior to the date of the Company Meeting as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution;
(e)    promptly (and in no event later than two business days after receipt of notice) advise the Purchaser of any written communication from any Company Shareholder in opposition to the Arrangement or the Horizon Arrangement (except for non-substantive communications from any Company Shareholder that purports to hold less than 0.1% of Company Shares (provided that communications from such Company Shareholder are not substantive in the aggregate)), any written notice of dissent or purported exercise by any Company Shareholder of Dissent Rights received by the Company in relation to the Arrangement, any withdrawal of Dissent Rights received by the Company and any written communications sent by or on behalf of the Company to any Company Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement;
(f)    unless the Company Board has made a Company Change in Recommendation in accordance with Section 7.4(a), solicit proxies in favour of the Arrangement Resolution and against any resolution submitted by any Company Shareholder (unless otherwise consented to by the Purchaser) and, in connection therewith, if reasonably requested by the Purchaser, use the services of one or more proxy solicitation services (at the expense of the Company);
(g)    provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any proxy solicitation services engaged by the Company, as requested from time to time by the Purchaser;
(h)    not change the record date for the Company Shareholders entitled to notice of or to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law (it being understood that a change will not be required where such date has been provided for in the Interim Order);
(i)    not make any compromise, payment or settlement offer, or agree to any compromise, payment or settlement with respect to, or otherwise negotiate any exercise of any Dissent Rights without the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed); and
(j)    give notice to the Purchaser of the Company Meeting and allow its Representatives and legal counsel to attend the Company Meeting (including by virtual means).

2.5    Purchaser Meeting
Subject to the terms of this Agreement, as soon as reasonably practicable following receipt of the SEC Clearance, the Purchaser shall:
(a)    duly call, give notice of, convene and conduct the Purchaser Meeting (including by virtual means) in accordance with the Purchaser’s constating documents and applicable Laws as promptly as reasonably practicable, using commercially reasonable efforts to convene and conduct the Purchaser Meeting as soon as practicable, and in any event, within 45 days of the receipt of the SEC Clearance; provided that the Purchaser shall cooperate with the Company and use commercially reasonable efforts to schedule and convene the Company Meeting and the Purchaser Meeting (including any adjournment or postponement thereof in accordance with this Agreement) on the same dates with the Company Meeting occurring at the same time as the Purchaser Meeting and the Horizon Meeting;
(b)    in consultation with the Company, fix and publish a record date for the purposes of determining the Purchaser Stockholders entitled to receive notice of and to vote at the Purchaser Meeting;
(c)    not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Purchaser Meeting except (i) as required by applicable Laws, (ii) as required for quorum purposes (in which case the meeting shall be adjourned or postponed and not cancelled), (iii) as permitted by Section 9.3(b) or (iv) with the Company’s prior written consent; provided, that Purchaser shall be permitted to postpone or adjourn the Purchaser Meeting pursuant to clause (ii) on no more than two occasions in the aggregate, and no such adjournment or postponement shall delay the Purchaser Meeting by more than 10 days from the prior-scheduled date or to a date that is on or after the fifth business day preceding the Outside Date;
(d)    promptly advise the Company as the Company may reasonably request, and at least on a daily basis on each of the last 10 business days prior to the date of the Purchaser Meeting, as to the aggregate tally of the proxies received by the Purchaser in respect of the Purchaser Stock Issuance;
(e)    promptly (and in no event later than two business days after receipt of notice) advise the Company of any written communication from any Purchaser Stockholder in opposition to the Arrangement, the Purchaser Stock Issuance or the Horizon Arrangement (except for non-substantive communications from any Purchaser Stockholder that purports to hold less than 0.1% of Purchaser Shares (provided that communications from such Purchaser Stockholder are not substantive in the aggregate));
(f)    unless the Purchaser Board has made a Purchaser Change in Recommendation in accordance with Section 8.4(b), solicit proxies in favour of the Purchaser Stock Issuance and against any resolution submitted by any Purchaser Stockholder (unless otherwise consented to by the Company) and, in connection therewith, if reasonably requested by the Company, use the services of one or more proxy solicitation services (at the expense of the Purchaser);
(g)    provide the Company with copies of or access to information regarding the Purchaser Meeting generated by any proxy solicitation services engaged by the Purchaser, as requested from time to time by the Company;
(h)    not change the record date for the Purchaser Stockholders entitled to vote at the Purchaser Meeting in connection with any adjournment or postponement of the Purchaser Meeting unless required by Law;
(i)    give notice to the Company of the Purchaser Meeting and allow its Representatives and legal counsel to attend the Purchaser Meeting (including by virtual means); and
(j)    propose that the only matters to be acted on by Purchaser Stockholders at the Purchaser Meeting are (i) the approval of the Purchaser Stock Issuance and (ii) if the Purchaser has not received proxies representing a sufficient number of Purchaser Shares to obtain the Purchaser Stockholder Approval, the adjournment of the Purchaser Meeting to solicit additional proxies.
2.6    Preparation of Company Circular and the Purchaser Proxy Statement
(a)    Promptly following the entry into this Agreement, the Company shall prepare, together with any other documents required by the BCBCA, Securities Laws and all other applicable Laws, and shall use its commercially reasonable efforts to cause to be filed with the TSX, the NYSE and the Securities Authorities as promptly as practicable after obtaining the Interim Order (with the making of such filing subject to the Purchaser furnishing the information required under Section 2.6(e) and the Purchaser not otherwise failing to perform any of its covenants or agreements or breaching any of its representations and warranties in any material respect under this Agreement), the Company Circular relating to matters to be submitted to the Company Shareholders at the Company Meeting. Subject to Section 2.6(e), the Company shall use commercially reasonable efforts to cause the Company Circular to comply as to form and substance in all material respects with Securities Laws and any other requirements of applicable Law, and to respond as promptly as practicable to any comments of the TSX, the NYSE, Securities Authorities and their respective staff. The Company will advise the Purchaser promptly after it receives any request by the TSX, the NYSE or Securities Authorities to amend the Company Circular or receives any comments thereon and responses thereto or any request by the TSX, the NYSE or Securities Authorities for additional information, and shall provide the Purchaser with copies of all substantive correspondence that is provided by or on behalf of it, on one hand, and by any of the TSX, the NYSE or Securities Authorities, on the other hand. The Company shall use its commercially reasonable efforts to resolve any comments from the TSX, the NYSE and Securities Authorities with respect to the Company Circular as promptly as reasonably practicable after receipt thereof. The Company agrees to permit the Purchaser (to the extent applicable) and its counsel, to participate in all substantive meetings and conferences with the TSX, the NYSE or Securities Authorities with respect to the foregoing matters. Notwithstanding the foregoing, prior to filing or mailing the Company Circular (or any amendment or supplement thereto) or responding to any substantive comments of the TSX, the NYSE or Securities Authorities with respect thereto, the Company will (i) provide the Purchaser with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) consider in good faith for inclusion in such document or response all comments reasonably and promptly proposed by the Purchaser and (iii) not file or mail such document or respond to the TSX, the NYSE or Securities Authorities prior to receiving the written approval of the Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)    Promptly following the entry into this Agreement, the Purchaser shall prepare, together with any other documents required by U.S. Securities Laws and all other applicable Laws, and shall use its commercially reasonable efforts to cause to be filed with the U.S. SEC as promptly as practicable following the execution of this Agreement (with the making of such filing subject to the Company furnishing the information required under Section 2.6(f) and the Company not otherwise failing to perform any of its covenants or agreements or breaching any of its representations and warranties in any material respect under this Agreement), the Purchaser Proxy Statement relating to matters to be submitted to the Purchaser Stockholders at the Purchaser Meeting. Subject to Section 2.6(f), the Purchaser shall use commercially reasonable efforts to cause the Purchaser Proxy Statement to comply as to form and substance in all material respects with the rules and regulations promulgated by the U.S. SEC and the requirements of applicable Law, and to respond as promptly as practicable to any comments of the U.S. SEC or its staff. The Purchaser will advise the Company promptly after it receives any request by the U.S. SEC for amendment of the Purchaser Proxy Statement or receives any comments thereon and responses thereto or any request by the U.S. SEC for additional information, and the Purchaser shall provide the Company with copies of all substantive correspondence that is provided by or on behalf of it, on one hand, and by the U.S. SEC on the other hand. The Purchaser shall use its commercially reasonable efforts to resolve any comments from the U.S. SEC with respect to the Purchaser Proxy Statement as promptly as reasonably practicable after receipt thereof. The Purchaser agrees to permit the Company (to the extent practicable) and its counsel, to participate in all substantive meetings and conferences with the U.S. SEC with respect to the foregoing matters. Notwithstanding the foregoing, prior to filing or mailing the Purchaser Proxy Statement (or any amendment or supplement thereto) or responding in writing to any substantive comments of the U.S. SEC with respect thereto, the Purchaser will (A) provide the Company with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (B) consider in good faith for inclusion in such document or response all comments reasonably and promptly proposed by the Company, and (C) not file or mail such document or respond to the U.S. SEC prior to receiving the written approval of the Company, which approval shall not be unreasonably withheld, conditioned or delayed.

(c)    The Company Circular shall: (i) include copies of the Company Fairness Opinion and Company Special Committee Fairness Opinions; (ii) state that (A) the Company Special Committee has received the Company Special Committee Fairness Opinions, and (B) the Company Board has received the Company Fairness Opinion and the recommendation of the Company Special Committee, and, subject to the terms of this Agreement, has unanimously determined, after receiving legal and financial advice, that the Arrangement and entry into this Agreement are in the best interests of the Company; (iii), subject to the terms of this Agreement, contain the unanimous recommendation of the Company Board (subject to any abstentions due to a director having a “disclosable interest” within the meaning of the BCBCA) to Company Shareholders that they vote in favour of the Arrangement Resolution; and (iv) include statements that each of the directors and senior officers of the Company has signed a Company Voting Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Company Shares in favour of the Arrangement Resolution.
(d)    The Purchaser Proxy Statement shall: (i) state that the Purchaser Board has evaluated the Arrangement in consultation with Purchaser’s management and legal and financial advisors, and has unanimously determined that the Arrangement and entry into this Agreement are in the best interests of the Purchaser; (ii) subject to the terms of this Agreement, contain the unanimous recommendation of the Purchaser Board to Purchaser Stockholders that they vote in favour of the Purchaser Stock Issuance; (iii) include a copy of the separate opinions of Scotiabank and Raymond James to the Purchaser Board; and (iv) include statements that each of the directors and senior officers of the Purchaser has signed a Purchaser Voting Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Purchaser Shares in favour of the Purchaser Stock Issuance.
(e)    The Purchaser will promptly furnish to the Company such data and information relating to it, its Subsidiaries, the Consideration Shares and the holders of its capital stock, as is required by applicable Laws and as the Company may reasonably request for the purpose of including such data and information in the Company Circular and any amendments or supplements thereto, including any information required for the preparation by the Purchaser of any pro forma financial statements and other information relating to the Purchaser following completion of the Arrangement. The Purchaser shall ensure that such information does not include any misrepresentation concerning the Purchaser, its Subsidiaries, the Consideration Shares and the holders of its capital stock, and will indemnify the Company for all claims, losses, costs and expenses incurred by the Company in respect of any such misrepresentation contained in any information regarding the Purchaser, its Subsidiaries, the Consideration Shares and the holders of its capital stock included in the Company Circular that was provided by the Purchaser expressly for inclusion in the Company Circular pursuant to this Section 2.6(e). The Purchaser shall use commercially reasonable efforts to obtain any necessary consents from any of its auditors or other advisors to the use of any financial, technical or other expert information required to be included in the Company Circular relating to it or its Subsidiaries and to the identification in the Company Circular of each such advisor.
(f)    The Company will promptly furnish to the Purchaser such data and information relating to it, its Subsidiaries and the Company Shareholders, as is required by applicable Laws and as the Purchaser may reasonably request for the purpose of including such data and information in the Purchaser Proxy Statement and any amendments or supplements thereto, including any information required for the preparation by the Purchaser of any pro forma financial statements. The Company shall ensure that such information does not include any misrepresentation concerning the Company, its Subsidiaries and the Company Shareholders, and will indemnify the Purchaser for all claims, losses, costs and expenses incurred by the Purchaser in respect of any such misrepresentation contained in any information regarding the Company, its Subsidiaries and the Company Shareholders included in the Purchaser Proxy Statement that was provided by the Company expressly for inclusion in the Purchaser Proxy Statement pursuant to this Section 2.6(f). The Company shall use commercially reasonable efforts to obtain any necessary consents from any of its auditors or other advisors to the use of any financial, technical or other expert information required to be included in the Purchaser Proxy Statement relating to it or its Subsidiaries and to the identification in the Purchaser Proxy Statement of each such advisor.
(g)    The Purchaser and the Company shall each use commercially reasonable efforts to coordinate with each other to prepare common disclosure that will be included in both the Company Circular and the Purchaser Proxy Statement, and shall, to the extent reasonably practicable, provide that such disclosure is generally consistent as between the Company Circular and the Purchaser Proxy Statement.
(h)    The Purchaser and the Company shall make all necessary filings with respect to the Arrangement under the U.S. Securities Act and the U.S. Exchange Act and applicable blue sky laws and the rules and regulations thereunder. Each Party will advise the other, promptly after it receives notice thereof, of the issuance of any stop order, or the suspension of the qualification of the Consideration Shares issuable in connection with the Arrangement for offering or sale in any jurisdiction. Each of the Company and the Purchaser will use best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated.
(i)    If at any time prior to the Effective Time, any information relating to the Purchaser or the Company, or any of their respective affiliates, officers or directors, should be discovered by the Company or the Purchaser that should be set forth in an amendment or supplement to either of the Company Circular or the Purchaser Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the U.S. SEC, the Canadian Securities

Authorities or any other Governmental Entity as required, as applicable, and, to the extent required by applicable Law, disseminated to the Company Shareholders or the Purchaser Stockholders, as applicable.
2.7    Final Order
If (a) the Interim Order is obtained, (b) the Company Shareholder Approval is obtained at the Company Meeting as provided for in the Interim Order and (c) the Purchaser Stockholder Approval is obtained at the Purchaser Meeting, the Company shall (x) diligently pursue and take all steps necessary to submit the Arrangement before the Court as soon as reasonably practicable and (y) diligently pursue an application for the Final Order pursuant to section 291 of the BCBCA as soon as reasonably practicable but, in any event, within four business days after the Company Shareholder Approval and the Purchaser Stockholder Approval is obtained.
2.8    Court Proceedings
Subject to the terms of this Agreement, the Company will diligently pursue all Court proceedings relating to obtaining the Interim Order and Final Order, and the Purchaser will cooperate with, assist and consent to the Company in seeking the Interim Order and the Final Order, including by providing the Company on a timely basis any information reasonably requested or required to be supplied by the Purchaser in connection therewith. The Company will provide the Purchaser and its legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information to be supplied by the Purchaser for inclusion in such material, prior to the service and filing of such material, and will give reasonable consideration to all such comments. Subject to applicable Law, the Company will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.8 or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that nothing herein shall require the Purchaser to agree or consent to any increase in Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations set forth in any such filed or served materials or under this Agreement or the Arrangement. The Company shall also provide to the Purchaser’s outside counsel on a timely basis copies of any notice of appearance or other Court documents served on the Company in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether written or oral, received by the Company indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order. The Company will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. In addition, the Company will not object to the Purchaser’s legal counsel making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Company is advised as soon as is practicable prior to the hearing of the nature of any submissions to the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement. The Company will also oppose any proposal from any party that the Final Order contain any provision inconsistent with this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, the Purchaser.
2.9    U.S. Securities Law Matters
The Parties agree that the Arrangement will be carried out with the intention that, and will use their commercially reasonable efforts to ensure that, all Consideration Shares issued pursuant to the Arrangement will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder and pursuant to exemptions from applicable state securities laws. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act and to facilitate the Purchaser’s compliance with other U.S. Securities Laws, the Parties agree that the Arrangement will be carried out on the following basis:
(a)    the Court will be asked to approve the procedural and substantive fairness of the Arrangement;
(b)    pursuant to Section 2.4, the Court will be advised of the intention of the Parties to rely upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof with respect to the issuance of the Consideration Shares prior to the hearing required to approve the procedural and substantive fairness of the Arrangement to the Company Shareholders to whom the Consideration Shares will be issued;
(c)    the Court will be advised prior to the hearing to approve the Interim Order that its approval of the Arrangement will be relied upon as a determination that the Court has satisfied itself as to the procedural and substantive fairness of the Arrangement to all Company Shareholders who are entitled to receive Consideration Shares pursuant to the Arrangement;
(d)    the Company will ensure that each Person entitled to receive the Consideration Shares pursuant to the Arrangement will be given adequate notice, in a timely manner, advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;
(e)    each Person entitled to receive the Consideration Shares will be advised that the Consideration Shares issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act and will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof, and that certain restrictions on resale under U.S. Securities Laws may be applicable with respect to such securities;
(f)    each Person entitled to receive the Purchaser Shares upon exercise of Company Options will be advised that pursuant to the Arrangement such Purchaser Shares will not be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof as such exemption does not exempt the issuance of securities upon the delivery of the Purchaser Shares covered by such Company Options and, as such, the underlying Purchaser Shares issuable in respect of the Company Options cannot be issued in the U.S. or to a person in the U.S. in reliance upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act and the Company Options may only be exercised pursuant to an effective registration statement or a then-available exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws, if any;
(g)    the Interim Order will specify that each Person entitled to receive Consideration Shares pursuant to the Plan of Arrangement will have the right to appear before the Court at the hearing of the Court to give approval to the Arrangement so long as they enter an appearance within a reasonable time;
(h)    the Court will hold a hearing approving the fairness of the Arrangement before issuing the Final Order; and
(i)    the Final Order will expressly state that the Arrangement serves as the basis of a claim to the exemption under Section 3(a)(10) of the U.S. Securities Act from the registration requirements otherwise imposed by the U.S. Securities Act regarding the issuance and exchange of securities pursuant to the Plan of Arrangement and is approved by the Court as being substantively and procedurally fair to the Company Shareholders.
2.10    Treatment of Company Incentive Awards
(a)    Subject to all other terms and conditions of this Agreement and the Plan of Arrangement, pursuant to the Arrangement:
(i)    the Company RSRs, Company PSRs and Company Options shall be treated in accordance with, and subject to the provisions of, the Plan of Arrangement; and
(ii)    all amounts payable in respect of the Company RSRs and Company PSRs pursuant to the Plan of Arrangement shall be paid to the applicable recipient in accordance with, and subject to the provisions of, the Plan of Arrangement.
(b)    Prior to the Effective Time, the Purchaser Board (or an authorized committee thereof) and the Company Board (or an authorized committee thereof), as applicable, shall take any actions and adopt any resolutions as are required to effectuate the treatment of the Company Incentive Awards pursuant to the terms of this Section 2.10 and the Plan of Arrangement.
2.11    Effective Date
(a)    The Arrangement shall become effective on the date that is three business days following the date on which all the conditions set forth in Section 6.1, Section 6.2 and Section 6.3 have been satisfied or waived in accordance with the terms of this Agreement and the Plan of Arrangement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the Effective Date) unless another date or time is agreed to in writing by the Parties. From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Law, including the BCBCA.
(b)    The closing of the Arrangement will take place remotely by electronic exchange of documents and signatures (or their electronic counterparts) at 8:00 a.m. (Toronto time) on the Effective Date, or at such other time and place as may be agreed to by the Parties.
2.12    Payment of Consideration
The Purchaser will, following receipt by the Company of the Final Order and at least one business day prior to the Effective Date determined in accordance with Section 2.11, deposit in escrow, or cause to be deposited in escrow, with the Depositary (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) sufficient Purchaser Shares to satisfy the Consideration payable pursuant to the Arrangement. All payment of any kind in settlement or satisfaction of the rights of any Company Shareholder exercising Dissent Rights will be made by, and from the funds set aside prior to the Effective Time by, AcquireCo.
2.13    Announcement and Shareholder Communications
The Purchaser and the Company shall each publicly announce the transactions contemplated hereby promptly following the execution of this Agreement by the Parties, the text and timing of the announcements of each Party to be approved by the other Party in advance, acting reasonably. The Purchaser and the Company shall co-operate in the preparation of presentations, if any, to the Company Shareholders or the Purchaser Stockholders regarding the transactions contemplated by this Agreement, and neither the Purchaser nor the Company (except as permitted by Article 7) shall (a) issue any press release or otherwise make public announcements with respect to this Agreement or the Plan of Arrangement without the prior written consent of the other applicable Party (which consent shall not be unreasonably withheld or delayed) or (b) make any filing with any Governmental Entity with respect thereto without prior consultation with the other applicable Party; provided, however, that each Party shall be permitted to make any disclosure or filing required under applicable Law and the applicable Party making such disclosure shall use its commercially reasonable efforts to give prior oral or written notice to the other applicable Party and reasonable opportunity to review or comment on the disclosure or filing, and if such prior notice is not reasonably practicable, to give such notice immediately following the making of such disclosure or filing. Reasonable consideration shall be given to any comments made by the receiving Party and its counsel pursuant to this Section 2.13. Notwithstanding the foregoing, the provisions of this Section 2.13 related to the approval or contents of filings with Governmental Entities will not apply with respect to filings in connection with (a) the Regulatory Approvals, (b) the Company Circular, (c) the Purchaser Proxy Statement, (d) the Interim Order, (e) the Final Order, (f) any Company Change in Recommendation or action taken pursuant thereto or (g) any dispute regarding this Agreement or the transactions contemplated hereby, which are governed by other sections of this Agreement. Nor shall the provisions of this Section 2.13 prevent any Party from making internal announcements to employees and having discussions with shareholders, financial analysts and other stakeholders, in each case so long as such announcements and discussions are limited to and consistent in all material respects with the most recent press releases, public disclosures or public statements made by such Party.
2.14    Withholding Taxes
The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall be entitled to deduct and withhold from any amounts payable to any Person pursuant to the Arrangement and under this Agreement, including Company Shareholders exercising Dissent Rights and from all dividends, interest, and other amounts payable or distributable to any former Company Shareholder or former holders of Company Incentive Awards, such amounts as the Purchaser, AcquireCo, the Company, the Depositary and their respective Subsidiaries, or any Person on behalf of any of the foregoing, is or may be required or permitted to deduct or withhold with respect to such payment under the Tax Act, the U.S. Tax Code, or any provision of local, state, federal, provincial or foreign Law. The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall exercise commercially reasonable efforts to reduce or eliminate any deduction or withholding with respect to payments made pursuant to the Arrangement and under this Agreement and shall be entitled to request from any recipient of any payment hereunder any necessary tax forms or any other proof of exemption from withholding or any similar information. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the Person to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate authority or Person in accordance with applicable Law. In any case where the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable, the Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries, and any Person on behalf of the foregoing, as the case may be, is authorized to sell or otherwise dispose of (or otherwise require the recipient of such payment to irrevocably direct the sale through a broker and irrevocably direct the broker to pay the proceeds of such sale of) such portion of the consideration as is necessary in order to fully fund such deduction or withholding requirement, and the payor shall use commercially reasonable efforts to notify the recipient of such payment of such withholding and sale and such Person shall remit any unapplied balance of the net proceeds of such sale to the holder.
2.15    Section 338(g) Election
(a)    The Purchaser shall have the sole and exclusive right, in its discretion, to make an election under Section 338(g) of the U.S. Tax Code, and any corresponding elections under state, local or non-U.S. law (collectively, a “Section 338(g) Election”), with respect to the transfer of Company Shares to AcquireCo and any of the Company’s subsidiaries that qualify as target affiliates within the meaning of Treasury Regulation Section 1.338-2(c), in the manner set forth in the Plan of Arrangement.
(b)    To the extent that any of the assets or subsidiaries of the Company constitute a United States real property interest (“USRPI”) under Section 897(c) of the U.S. Tax Code, the Company agrees to use good faith efforts to cooperate with Purchaser to minimize or eliminate withholding under Section 1445 of the U.S. Tax Code, where possible. Specifically, where applicable, the Company, with the assistance of the Purchaser, shall exercise commercially reasonable efforts to cooperate with the Purchaser in the preparation and filing, at the Purchaser’s expense, of a properly completed IRS Form 8288-B (Application for Withholding Certificate for Dispositions by Foreign Persons of U.S. Real Property Interests), together with all supporting documentation required by the Internal Revenue Service prior to the Effective Date. The Company shall provide the Purchaser with a reasonable opportunity to review and comment on the draft Form 8288-B and any supporting materials prior to submission and shall incorporate reasonable comments from the Purchaser.
2.16    List of Securityholders
(a)    At the reasonable request of the Purchaser from time to time, the Company shall provide the Purchaser with a list (in both written and electronic form) of the registered Company Shareholders, together with their addresses and respective holdings of Company Shares, a list of the names and addresses and holdings of all Persons having rights issued by the Company to acquire Company Shares (including holders of Company Options, Company RSRs and Company PSRs), and a list of non-objecting beneficial owners of Company Shares, together with their addresses and respective holdings of Company Shares (provided such list may only be used in the manner permitted by NI 54‑101). The Company shall from time to time furnish, and shall require that its registrar and transfer agent furnish, the Purchaser with such additional information, including updated or additional lists of the Company Shareholders, the holdings of such Company Shareholders, holders of Company Options, Company RSRs, Company PSRs and other assistance as the Purchaser may reasonably request.
(b)    At the reasonable request of the Company from time to time, the Purchaser shall provide the Company with a list (in both written and electronic form) of the registered Purchaser Stockholders, together with their addresses and respective holdings of Purchaser Shares, and a list of the names and addresses and holdings of all Persons having rights issued by the Purchaser to acquire Purchaser Shares. The Purchaser shall from time to time furnish, and shall require that its registrar and transfer agent furnish, the Company with such additional information, including updated or additional lists of the Purchaser Stockholders, the holdings of such Purchaser Stockholders and other assistance as the Company may reasonably request.
2.17     Adjustment to Consideration Regarding Distributions
(a)    Notwithstanding anything to the contrary contained in this Agreement, if, between the date of this Agreement and the Effective Time, the Purchaser pays any dividend or other distribution on the Purchaser Shares (or declares a dividend or distribution with a record date prior to the Effective Date), other than Purchaser Permitted Dividends, then the Consideration to be paid per Company Share and any other dependent items shall be adjusted to achieve for the Company Shareholders the economic effect contemplated by this Agreement and the Arrangement prior to the occurrence of such dividend or other distribution and the Consideration so adjusted shall, from and after the date of such event, be the

Consideration to be paid per Company Share or other dependent item, subject to any other further adjustment as may be permitted or required by this Agreement.
(b)    Notwithstanding anything to the contrary contained in this Agreement, if, between the date of this Agreement and the Effective Time, the Company pays any dividend or other distribution on the Company Shares (or declares a dividend or distribution with a record date prior to the Effective Date), other than Company Permitted Dividends, then the Consideration to be paid per Company Share and any other dependent items shall be adjusted to achieve for the Company Shareholders the economic effect contemplated by this Agreement and the Arrangement prior to the occurrence of such dividend or other distribution and the Consideration so adjusted shall, from and after the date of such event, be the Consideration to be paid per Company Share or other dependent item, subject to any other further adjustment as may be permitted or required by this Agreement.
2.18    Appraisal Rights
In accordance with the DGCL, no appraisal rights shall be available to Purchaser Stockholders with respect to the Arrangement.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
3.1    Representations and Warranties
Except as disclosed in (a) the forms, documents and reports filed or furnished by the Company on SEDAR+ and EDGAR since January 1, 2022 (including all exhibits, supplements and schedules thereto and information incorporated by reference therein) and publicly available prior to the date hereof (but excluding any disclosures set forth in any “risk factors” section, any disclosures in any “forward looking statements” or similar section, and any other disclosures included therein in each case to the extent they are predictive or forward looking in nature), or (b) the Company Disclosure Letter (which disclosures shall apply against any representations and warranties to which it is reasonably apparent they should relate), the Company hereby represents and warrants to the Purchaser as set forth in Schedule F, and acknowledges that the Purchaser is relying upon such representations and warranties in connection with its entry into this Agreement.
3.2    Survival of Representations and Warranties
The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
4.1    Representations and Warranties
Except as disclosed in (a) the forms, documents and reports filed or furnished by the Purchaser on EDGAR and SEDAR+ since January 1, 2022 (including all exhibits, supplements and schedules thereto and information incorporated by reference therein) and publicly available prior to the date hereof (but excluding any disclosures set forth in any “risk factors” section, any disclosures in any “forward looking statements” or similar section, and any other disclosures included therein in each case to the extent they are predictive or forward looking in nature), or (b) the Purchaser Disclosure Letter (which disclosures shall apply against any representations and warranties to which it is reasonably apparent they should relate), the Purchaser and AcquireCo jointly and severally hereby represent and warrant to the Company as set forth in Schedule G, and acknowledge that the Company is relying upon such representations and warranties in connection with its entry into this Agreement.
4.2    Survival of Representations and Warranties
The representations and warranties of the Purchaser contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
ARTICLE 5
COVENANTS
5.1    Covenants of the Company Relating to the Conduct of Business
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except (i) as required by Law; (ii) with the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed); (iii) as set out in the Company Disclosure Letter (which disclosures shall apply against any covenants to which it is reasonably apparent they should relate); or (iv) as otherwise expressly contemplated or permitted by this Agreement or the Plan of Arrangement:
(a)    the Company shall, and shall cause each of its Subsidiaries to, conduct its and their respective businesses in, not take any action except in, and maintain and preserve its and their respective assets, contractual rights (including under Company Royalty and Stream Agreements), facilities, books and records in, the ordinary course and shall use commercially reasonable efforts to maintain and preserve in all material respects its and their present business organization, operations, assets, contractual rights (including under Company Royalty and Stream Agreements), properties and goodwill, to keep available the services of its officers and employees as a group and to maintain satisfactory relationships consistent with past practice with joint venture partners, suppliers, distributors, counterparties under Company Royalty and Stream Agreements, employees and Governmental Entities having business relationships with them;

(b)    the Company shall, subject to compliance with applicable Laws, cooperate with and keep the Purchaser reasonably informed regarding the Company’s business and operations, including through meetings with the Purchaser, and shall provide such other access to its officers, employees, agents, properties, books and records as the Purchaser may reasonably request, including by providing the Purchaser with a reasonable opportunity to access and discuss material information or other technical information with respect to the Company Royalty and Stream Interests and the Company Underlying Mineral Properties, and by facilitating business integration planning; provided, however, that the Company shall not be required to provide the Purchaser with any information that would (i) violate any obligations of the Company or any of the Company’s Subsidiaries with respect to confidentiality to any third party, or otherwise breach, contravene or violate any Contract to which the Company or any Subsidiary of the Company is a party; or (ii) breach, contravene or violate any applicable Law;
(c)    without limiting the generality of Section 5.1(a):
(i)    the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, lease, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or otherwise transfer (other than through the creation of a Company Permitted Lien) any Principal Company Royalty and Stream Interest or in any interest in a Principal Company Royalty and Stream Interest;
(ii)    except as disclosed in Schedule 5.1(c)(ii) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, lease, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or otherwise transfer (other than through the creation of Company Permitted Lien) any Remaining Company Royalty and Stream Interest or in any interest in a Remaining Company Royalty and Stream Interest;
(iii)    the Company shall comply (and cause its Subsidiaries to comply) with its respective material obligations under the Principal Company Royalty and Stream Agreements;
(iv)    the Company shall comply (and cause its Subsidiaries to comply) with its respective obligations under the Remaining Company Royalty and Stream Agreements, except for such non-compliances as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries;
(v)    except as disclosed in Schedule 5.1(c)(v) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, alter, amend or otherwise modify or supplement, or waive any material provision of a Principal Company Royalty and Stream Agreement;
(vi)    except as disclosed in Schedule 5.1(c)(vi) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, alter, amend or otherwise modify or supplement, or waive any provision of a Remaining Company Royalty and Stream Agreement, except for such alterations, amendments, modifications, supplements or waivers as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries;
(vii)    except as disclosed in Schedule 5.1(c)(vii) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly to take or omit to take any action, or cause or permit any of its Subsidiaries to take or omit to take any action, which would cause any loss or diminishment of any of its contractual rights under any Company Royalty and Stream Agreement, except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries;
(d)    without limiting the generality of Section 5.1(a), the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
(i)    other than as required by the terms of any Company Equity Incentive Plan or written employment agreement, issue, sell, grant, award, pledge, dispose of, or permit a Lien (other than a Company Permitted Lien) to be created, or agree to issue, sell, grant, award, pledge, dispose of, or permit a Lien (other than a Company Permitted Lien) to be created, on any Company Shares, or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Company Shares or other equity or voting interests or other securities or any shares of its Subsidiaries (including, for greater certainty, Company Incentive Awards), other than pursuant to the exercise or settlement of any Company Incentive Awards that are outstanding as of the date hereof and that are disclosed in Schedule (g)(ii) of the Company Disclosure Letter;
(ii)    amend or propose to amend the notice of articles, articles or other constating documents of the Company and its Subsidiaries or the terms of any securities of the Company or any of its Subsidiaries;
(iii)    declare, accrue, set aside or pay any dividend or make any other distribution to Company Shareholders (whether in cash, securities or property or any combination thereof) in respect of any Company Shares or the securities of any of its Subsidiaries, other than Company Permitted Dividends or Company Permitted Share Dividends;

(iv)    other than in connection with any Pre-Acquisition Reorganization or as disclosed in Schedule 5.1(d)(iv) of the Company Disclosure Letter, split, consolidate or reclassify any outstanding Company Shares or the securities of any of its Subsidiaries or undertake any other capital reorganization other than a Company Permitted Consolidation;
(v)    redeem, purchase or offer to purchase any Company Shares or other securities of the Company or any shares or other securities of its Subsidiaries, other than (i) in connection with any Pre-Acquisition Reorganization or as disclosed in Schedule 5.1(d)(v) of the Company Disclosure Letter, (ii) pursuant to any share redemption or repurchase program of the Company that is disclosed in Section 5.1(d)(v) of the Company Disclosure Letter, and (iii) pursuant to the settlement of any Company Incentive Awards that are outstanding as of the date hereof and that are disclosed in Schedule (g)(ii) of the Company Disclosure Letter, in each case in accordance with their terms and except as may be required in connection with a Pre-Acquisition Reorganization;
(vi)    except in connection with a Pre-Acquisition Reorganization or as disclosed in Schedule 5.1(d)(vi) of the Company Disclosure Letter, reorganize, amalgamate or merge the Company or any of its Subsidiaries with any other Person;
(vii)    except as disclosed in Schedule 5.1(d)(vii) of the Company Disclosure Letter or in connection with a Pre-Acquisition Reorganization, reduce the stated capital of the shares of the Company or of any of its Subsidiaries;
(viii)    other than as disclosed in Schedule 5.1(d)(viii) of the Company Disclosure Letter, sell, lease, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or otherwise transfer (other than through the creation of a Company Permitted Lien) any Other Company Assets or in any interest in any Other Company Assets;
(ix)    other than as disclosed in Schedule 5.1(d)(ix) of the Company Disclosure Letter, acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, or make any investment or agree to make any investment (by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries), property transfer, purchase of any property or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, in any Person, other than acquisitions of assets, equipment and supplies in the ordinary course with a value that does not exceed $20 million (in the aggregate), excluding capital expenditures permitted by Section 5.1(d)(xxii);

(x)    incur, create, assume or otherwise become liable for any indebtedness for borrowed money or any other material liability or obligation or issue any debt securities, or guarantee or otherwise become responsible for, the obligations of any other Person or make any loans or advances to any Person that is not a Subsidiary of the Company in excess of $20 million (in the aggregate), except (A) in connection with ordinary course working capital needs (including, without limitation, the indebtedness incurred or to be incurred under the Company Credit Facility), or (B) as may be disclosed in Section 5.1(d)(x) of the Company Disclosure Letter;
(xi)    adopt a plan of liquidation or resolutions providing for the winding-up, liquidation or dissolution of the Company or any of its Subsidiaries;
(xii)    other than as disclosed in Schedule 5.1(d)(xii) of the Company Disclosure Letter, pay, discharge, settle, satisfy, compromise, waive, assign or release any material claims, liabilities or obligations prior to the same becoming due, other than (A) the payment, discharge or satisfaction of liabilities reflected or reserved against in the Company’s financial statements or incurred in the ordinary course, (B) for an aggregate amount of no greater than $5 million, or (C) payment of any fees related to the Arrangement and that are disclosed in Schedule 5.1(d)(xii) of the Company Disclosure Letter;
(xiii)    waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in the ordinary course, any material Authorization, lease, concession, contract or other document (excluding any Company Royalty and Stream Agreements, which are governed under Section 5.1(c));
(xiv)    take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorizations necessary to conduct its businesses as now conducted or planned to be conducted;
(xv)    other than (A) as disclosed in Schedule 5.1(d)(xv) of the Company Disclosure Letter, (B) as required by the terms of the Company Equity Incentive Plans in the ordinary course, (C) in accordance with this Agreement or the Plan of Arrangement, or (D) as is necessary to comply with applicable Laws or the current terms of any Contracts or Company Benefit Plans: (1) grant to any Company Employee an increase in compensation in any form, or grant any general salary increase (other than base salary increases for Company Employees in the ordinary course); (2) make any loan to any Company Employee (other than expense reimbursements in the ordinary course); (3) take any action with respect to the grant of any severance, retention, change of control or bonus (or other payment that would be triggered by the transactions contemplated herein) to, or enter into any employment agreement, deferred compensation or other similar agreement (or amend any such existing agreement) with, any Company Employee, former Company Employee, director, officer, contractor, former contractor or agent of the Company or any of its Subsidiaries, or to any other Person; (4) increase any benefits payable under any existing severance or termination pay policies or employment agreements, or adopt or materially amend or make any contribution to any Company Benefit Plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of directors or Company Employees or former directors or former Company Employees; (5) adopt, enter into, establish, modify, amend or terminate any Company Benefit Plan or any benefit plan, program, policy, practice, program, agreement, arrangement, or undertaking that would be a Company Benefit Plan if in effect as of the date of hereof; (6) increase bonus levels or other benefits payable to any director or executive officer; (7) provide for accelerated vesting, removal of restrictions or an exercise of any stock-based or stock-related awards (including stock options); (8) establish, adopt or amend (except as required by applicable Law) any collective bargaining agreement or similar agreement; (9) hire or engage, or amend the terms of employment or engagement of, any Company Employee or independent contractor with total annual salaries or fees for services (as applicable) exceeding $250,000 (other than to replace any existing Company Employee or dependent or independent contractor performing a similar function on substantially similar annual salaries or fees for services, as applicable); or (10) terminate the employment or engagement of any Company Employees (vice president or above), directors or other material service providers (other than for cause);
(xvi)    save and except in connection with the termination of the Company Credit Facility pursuant to Section 5.9(a), enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction other than in the ordinary course;
(xvii)    materially change the business carried on by the Company and its Subsidiaries, as a whole;
(xviii)    amend its accounting policies or adopt new accounting policies, except as required by concurrent changes in IFRS;
(xix)    knowingly take any action or knowingly permit any inaction or knowingly enter into any transaction (other than the implementation and fulfillment of a Pre-Acquisition Reorganization and actions taken in the ordinary course) that would have the effect of preventing the Purchaser or a Subsidiary of the Purchaser from obtaining a tax cost “bump”, otherwise available, pursuant to paragraphs 88(1)(c) and (d) of the Tax Act in respect of the non-depreciable capital property owned by the Company or a Subsidiary of the Company for the purposes of the Tax Act upon an amalgamation with the Company or such Subsidiary or a winding-up of the Company or such Subsidiary into the Purchaser or a Subsidiary of the Purchaser (or successor by amalgamation to the Purchaser or a Subsidiary of the Purchaser);
(xx)    enter into any Contract or series of Contracts resulting in a new Contract or series of related new Contracts having a term in excess of 12 months and that would not be terminable by the Company or its Subsidiaries upon notice of 90 days or less from the date of the relevant Contract, or that would impose financial obligations on the Company or any of its Subsidiaries in excess of $20 million (in the aggregate) or would otherwise be a Company Material Contract, except as disclosed in Schedule 5.1(d)(xx) of the Company Disclosure Letter;
(xxi)    (A) alter, amend or otherwise modify or supplement, or waive any Company Material Contract with Horizon (save for non-material amendments), except as disclosed in Schedule 5.1(d)(xxi) of the Company Disclosure Letter; (B) with respect to any Company Material Contract: (x) to which Horizon is not party; and (y) which is not a Principal Company Royalty and Stream Agreement, alter, amend, or otherwise modify or supplement or waive any material provision or condition of, any such Company Material Contract (other than the Company Credit Facility pursuant to Section 5.9); (C) enter into any new Company Standstill Agreement; or (D) alter, amend or otherwise modify or supplement, or waive, any Company Indemnity or Payment Agreement;
(xxii)    incur any capital expenditures or enter into any agreement obligating the Company or its Subsidiaries to provide for future capital expenditures involving payments in excess of $5 million (in the aggregate), other than expenditures pursuant to existing commitments and as disclosed in Schedule 5.1(d)(xxii) of the Company Disclosure Letter;
(xxiii)    cause or permit any Subsidiary of the Company to take any action which would render, or which would reasonably be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein); or
(xxiv)    commence, as plaintiff, any legal proceeding before a Governmental Entity that would reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby;
(xxv)    except as set out in Schedule 5.1(d)(xxv) of the Company Disclosure Letter, alter, amend or otherwise modify or supplement, or waive any material provision of the Strategic Review Assets, which for clarity shall include any settlement, waiver, amendment, restructuring, or deferment of the maturity date of amounts payable thereunder; or

(xxvi)    take any action or fail to take any action which action or failure to act would result in the Company and any of its Subsidiaries to, whether individually or jointly with any associates, affiliates, or other persons, hold more than 19.99% of the total outstanding common shares in the capital of the Strategic Review Party on a non-diluted basis;
(e)    terminate, let lapse or amend or modify any insurance policy maintained by the Company and its Subsidiaries; and except as contemplated by Section 5.15, the Company shall use its commercially reasonable efforts to cause its and its Subsidiaries’ current insurance (or re-insurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided that, subject to Section 5.15, neither the Company nor any of its Subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months;
(f)    the Company and each of its Subsidiaries shall:
(i)    duly and timely file all Tax Returns required to be filed by it on or after the date hereof and all such Tax Returns will be true, complete and correct in all material respects;
(ii)    timely deduct, withhold, collect, remit and pay all Taxes which are required to be deducted, withheld, collected, remitted or paid by it to the extent due and payable;
(iii)    not make, change or rescind any material election, information return or designation relating to Taxes, except as may be required by applicable Laws;
(iv)    not make a request for a Tax ruling, voluntarily disclose any potential or actual Tax issue to any taxing authority, or enter into or amend any agreement with any taxing authorities, or consent to any extension or waiver of any limitation period with respect to Taxes;
(v)    not settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes affecting the Company or any of its Subsidiaries (other than the payment, discharge or satisfaction of liabilities reflected in or reserved against in the audited consolidated financial statements of the Company for the year ended December 31, 2024);
(vi)    not surrender any right to claim any abatement, reduction, deduction, exemption, credit or refund in respect of Taxes;
(vii)    not enter into any Tax Sharing Agreement;

(viii)    terminate all Tax Sharing Agreements without further liability to Purchaser, the Company, or its Subsidiaries following the Effective Time;
(ix)    not amend any Tax Return or change any of its methods or periods of reporting income, deductions or accounting for income Tax purposes from those employed in the preparation of its income Tax Return for the tax year ended December 31, 2024, except as may be required by applicable Laws; and
(x)    keep the Purchaser reasonably informed of any events, discussions, correspondence or other action with respect to any Tax audit, investigation or assessment (other than ordinary course communications which could not reasonably be expected to be material to the Company and its subsidiaries); and
(g)    the Company shall not authorize, agree or otherwise commit to do any of the matters otherwise prohibited by this Section 5.1.
5.2    Covenants of the Company Relating to the Arrangement
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, it shall, and shall cause its Subsidiaries to perform all obligations required to be performed by the Company or any of its Subsidiaries under this Agreement, co-operate with the Purchaser in connection therewith, and do all such other acts and things as may be reasonably necessary or desirable in order to consummate and make effective the transactions contemplated in this Agreement and the Company shall, and shall cause its Subsidiaries to:
(a)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.10, use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its Subsidiaries relating to the Arrangement;
(b)    use its commercially reasonable efforts to obtain all third party consents, approvals and notices required to complete the transactions contemplated by this Agreement under any of the Company Material Contracts (other than the Company Credit Facility);
(c)    upon reasonable consultation with the Purchaser, use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings against the Company challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;
(d)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.10, use commercially reasonable efforts to satisfy all conditions precedent in Section 6.1 and Section 6.2 of this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement to the extent the same is within its control;

(e)    use its commercially reasonable efforts to carry out all actions necessary to ensure the availability of the exemption from registration under Section 3(a)(10) of the U.S. Securities Act and applicable U.S. state securities laws for the issuance of the Consideration Shares pursuant to the Plan of Arrangement;
(f)    cooperate with, and provide commercially reasonable assistance to, Purchaser in the preparation of an election by the Company pursuant to subparagraph (c)(i) of the definition of “public corporation” contained in subsection 89(1) of the Tax Act such that the Company ceases to be a “public corporation” for the purposes of the Tax Act;
(g)    not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or the Horizon Support Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement or the Horizon Support Agreement, provided that for the avoidance of doubt nothing in this Section 5.2(g) shall require the Company to (w) change the time for performance of any of the obligations or acts of the Purchaser or AcquireCo; (x) waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto; (y) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Purchaser or AcquireCo; or (z) waive compliance with or modify any conditions in Section 6.1 or Section 6.3;
(h)    use its and their commercially reasonable efforts to procure, effective as of the Effective Time, resignations and mutual releases in form and substance satisfactory to the Company and the Purchaser, acting reasonably, from the directors and officers of the Company and its Subsidiaries (other than any directors and officers who will be continuing their employment or services with the Company or the Purchaser after the Effective Time);
(i)    promptly (and, in any event, within 24 hours) notify the Purchaser of:
(i)    any Company Material Adverse Effect or change, effect, event, occurrence or state of facts or circumstance that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(ii)    any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is required in connection with this Agreement or the Arrangement; or
(iii)    any material proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries in connection with this Agreement or the Arrangement. The Company shall give Purchaser a reasonable opportunity to participate in the defense or settlement of any substantive shareholder litigation against the Company or its directors or officers relating to the Arrangement, and no such settlement shall be agreed to without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.
5.3    Covenants of the Company Relating to the Horizon Arrangement
(a)    The Company shall comply with its obligations under the Horizon Support Agreement in all material respects.
(b)    The Company shall not: (i) take any action that would cause a breach by Horizon of Horizon’s material obligations under the Horizon Arrangement Agreement; (ii) fail to take any action (provided that such action is commercially reasonable) that would cause a breach by Horizon of Horizon’s material obligations under the Horizon Arrangement Agreement; and (iii) consent, assent or approve to any breach by Horizon of Horizon’s material obligations under the Horizon Arrangement Agreement.
5.4    Covenants of the Company Relating to TSX and NYSE Delisting
Prior to the Effective Date, the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the TSX and the NYSE to cause the delisting of the Company Shares from the TSX and the NYSE as promptly as practicable after the Effective Time.
5.5    Covenants of the Purchaser and AcquireCo Relating to the Conduct of Business
Each of the Purchaser and AcquireCo covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except (i) as required by Law; (ii) with the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed); (iii) as set out in the Purchaser Disclosure Letter (which disclosures shall apply against any covenants to which it is reasonably apparent they should relate); or (iv) as otherwise expressly contemplated or permitted by this Agreement or the Plan of Arrangement:
(a)    it shall, and shall cause each of its Subsidiaries to, conduct its and their respective businesses in, not take any action except in, and maintain and preserve its and their respective assets, contractual rights (including under Purchaser Royalty and Stream Agreements), facilities, books and records in the ordinary course and shall use commercially reasonable efforts to, maintain and preserve in all material respects its and their present business organization, operations, assets, contractual rights (including under Purchaser Royalty and Stream Agreements), properties and goodwill, to keep available the services of its officers and employees as a group and to maintain satisfactory relationships consistent with past practice with suppliers, distributors, counterparties under Purchaser Royalty and Stream Agreements, employees and Governmental Entities having business relationships with them;
(b)    without limiting the generality of Section 5.5(a):

(i)    the Purchaser shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, lease, dispose of, licence, permit a Lien (other than a Purchaser Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Purchaser Permitted Lien) to be created on or otherwise transfer (other than through the creation of Purchaser Permitted Lien) any Principal Purchaser Royalty and Stream Interest or in any interest in a Principal Purchaser Royalty and Stream Interest;
(ii)    the Purchaser shall not, and shall not permit any of its Subsidiaries to, directly or indirectly other than as disclosed in Schedule 5.5(b)(ii) of the Purchaser Disclosure Letter, sell, lease, dispose of, licence, permit a Lien (other than a Purchaser Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Purchaser Permitted Lien) to be created on or otherwise transfer (other than through the creation of Purchaser Permitted Lien) any Remaining Purchaser Royalty and Stream Interest or in any interest in a Remaining Purchaser Royalty and Stream Interest;
(iii)    the Purchaser shall comply (and cause its Subsidiaries to comply) with their respective material obligations under the Principal Purchaser Royalty and Stream Agreements;
(iv)    the Purchaser shall comply (and cause its Subsidiaries to comply) with their respective obligations under the Remaining Purchaser Royalty and Stream Agreements, except for such non-compliances as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries;
(v)    the Purchaser shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, alter, amend or otherwise modify or supplement, or waive any material provision of a Principal Purchaser Royalty and Stream Agreement;
(vi)    the Purchaser shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, alter, amend or otherwise modify or supplement, or waive any provision of a Remaining Purchaser Royalty and Stream Agreement except for such alterations, amendments, modifications, supplements or waivers as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries;
(vii)    the Purchaser shall not, and shall not permit any of its Subsidiaries to, directly or indirectly to take or omit to take any action, or cause or permit any of its Subsidiaries to take or omit to take any action, which would cause any loss or diminishment of any of its contractual rights under any Purchaser Royalty and Stream Agreement, except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries;

(c)    without limiting the generality of Section 5.5(a), the Purchaser shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
(i)    issue, sell, grant, award, pledge, dispose of, or permit a Lien (other than a Purchaser Permitted Lien) to be created on, or agree to issue, sell, grant, award, pledge, dispose of, or permit a Lien (other than a Purchaser Permitted Lien) to be created, any Purchaser Shares, other than: (A) pursuant to the exercise or settlement of any Purchaser Incentive Awards that are outstanding as of the date hereof in accordance with their terms or as required by the terms of the Purchaser Incentive Plan; (B) Purchaser Incentive Awards that are issued in the ordinary course (including for the avoidance of doubt pursuant to the exercise or settlement of any such awards); or (C) issuance of Purchaser Shares in connection with the acquisition of securities or assets of one or more third parties, provided that the aggregate number of Purchaser Shares issued in respect of all such transactions, individually or in the aggregate, shall not exceed 2% of the Purchaser Shares issued and outstanding at the date hereof;
(ii)    amend or propose to amend the articles, by laws or other constating documents of AcquireCo or the Purchaser or the terms of any securities of AcquireCo or the Purchaser;
(iii)    split, consolidate or reclassify any Purchaser Shares or undertake any other capital reorganization, or declare, accrue, set aside or pay any dividend or other distribution to Purchaser Stockholders (whether in cash, securities or property or any combination thereof) in respect of any Purchaser Shares, other than Purchaser Permitted Dividends and the declaration and issuance of rights in connection with a shareholder rights plan, stockholder rights agreement or similar “poison pill” adopted, renewed, amended or terminated by the Purchaser in a manner that (A) does not prevent or materially delay consummation of the Arrangement and (B) “grandfathers” Persons who are Company Shareholders at the time of such declaration and issuance, adoption, renewal, amendment or termination, if and as necessary to ensure such Company Shareholders are not adversely impacted (in comparison to a Purchaser Stockholder) by such declaration and issuance of rights, adoption, renewal, amendment or termination;
(iv)    reorganize, amalgamate or merge the Purchaser or any of its Subsidiaries with any other Person, other than any internal reorganizations between the Purchaser and its Subsidiaries;
(v)    reduce the stated capital of the Purchaser Shares;
(vi)    except as disclosed in Schedule 5.5(c)(vi) of the Purchaser Disclosure Letter, acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, or make any investment or agree to make any investment (by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries), property transfer, purchase of any property or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, in any Person, other than acquisitions (A) in the ordinary course or (B) where the value of such acquisitions, investments, contributions of capital, property transfers or purchases does not exceed $500 million;
(vii)    adopt a plan of liquidation or resolutions providing for the winding up, liquidation or dissolution of AcquireCo or the Purchaser;
(viii)    materially change the business carried on by the Purchaser and its Subsidiaries, as a whole;
(ix)    waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in the ordinary course, any material Authorization, lease, concession, contract or other document (excluding any Purchaser Royalty and Stream Agreements, which are governed under Section 5.5(b));
(x)    commence, as plaintiff, any legal proceeding before a Governmental Entity that could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby;
(xi)    cause or permit any Subsidiary of the Purchaser to take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Purchaser in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Purchaser Material Adverse Effect qualifications contained therein); and
(d)    the Purchaser shall not authorize, agree or otherwise commit to do any of the matters otherwise prohibited by this Section 5.5.
5.6    Covenants of the Purchaser and AcquireCo Relating to the Arrangement
(a)    Each of AcquireCo and the Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, it shall and shall cause its Subsidiaries to perform all obligations required to be performed by AcquireCo, the Purchaser or any of their Subsidiaries under this Agreement, co-operate with the Company in connection therewith, and do all such other acts and things as may be reasonably necessary or desirable in order to consummate and make effective the transactions contemplated in this Agreement and each of AcquireCo and the Purchaser shall, and shall cause its Subsidiaries to:
(i)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.10, use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its Subsidiaries relating to the Arrangement;
(ii)    use its commercially reasonable efforts to obtain all third party consents, approvals and notices required to complete the transactions contemplated by this Agreement under any of the Purchaser Material Contracts;
(iii)    upon reasonable consultation with the Company, use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings against AcquireCo or the Purchaser challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;
(iv)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.10, use commercially reasonable efforts to satisfy all conditions precedent in Section 6.1 and Section 6.3 of this Agreement to the extent the same is within its control and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;
(v)    use its commercially reasonable efforts to carry out all actions necessary to ensure the availability of the exemption from registration under Section 3(a)(10) of the U.S. Securities Act and applicable U.S. state securities laws for the issuance of the Consideration Shares pursuant to the Plan of Arrangement;
(vi)    not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement, provided that for the avoidance of doubt nothing in this Section 5.6(a)(vi) shall require the Purchaser to (w) change the time for performance of any of the obligations or acts of the Company; (x) waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto; (y) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Company; or (z) waive compliance with or modify any conditions in Section 6.1 or Section 6.2; and
(vii)    promptly (and, in any event, within 24 hours) notify the Company of:
(A)    any Purchaser Material Adverse Effect or change, effect, event, occurrence or state of facts or circumstance that would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect;
(B)    any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval,

agreement, amendment or confirmation) of such Person (or another Person) is required in connection with this Agreement or the Arrangement; or
(C)    any material proceedings commenced or, to the knowledge of the Purchaser, threatened against, relating to or involving or otherwise affecting the Purchaser or any of its Subsidiaries in connection with this Agreement or the Arrangement.
(b)    With respect to the Consideration Shares, the Purchaser shall:
(i)    apply for and use its commercially reasonable efforts to obtain approval of the listing for trading on Nasdaq by the Effective Time of the Purchaser Shares issuable pursuant to the Arrangement, subject to official notice of issuance;
(ii)    apply for and use its commercially reasonable efforts to obtain approval of the listing for trading on the Nasdaq by the Effective Time of the Purchaser Shares issuable upon exercise of the Company Options, subject to official notice of issuance; and
(iii)    to the extent the Purchaser deems necessary, on or as promptly as practicable following the Effective Date, file a registration statement on Form S-8 with the U.S. SEC to register the issuance of Purchaser Shares upon exercise of the Company Options.
(c)    The Company shall use commercially reasonable efforts to cooperate with the Purchaser in connection with the matters described under Section 5.6(b), including by providing information reasonably requested by the Purchaser in connection therewith.
(d)    Each of AcquireCo and the Purchaser shall ensure that the Consideration Shares shall, at the Effective Time, either be registered or qualified under all applicable U.S. state securities laws, or exempt from such registration and qualification requirements.
5.7    Covenants of the Purchaser Relating to the Horizon Arrangement
(a)    The Purchaser shall not, without the prior written consent of the Company, which shall not be unreasonably withheld or delayed, take any action that would amend the Horizon Arrangement Agreement for any of the following purposes:
(i)    so that the Outside Date (as such term is defined in the Horizon Arrangement Agreement) becomes a date that is later than January 6, 2026;
(ii)    so that the consideration payable to the securityholders of Horizon is decreased;

(iii)    so that the covenants of the Purchaser and AcquireCo in Section 5.4 of the Horizon Arrangement Agreement are amended to make such covenants less burdensome on either of the Purchaser or AcquireCo;
(iv)    so that the conditions to closing are amended in any material respect; or
(v)    so that the termination rights of either party to the Horizon Arrangement Agreement are amended in any material respect.
(b)    The Purchaser shall, subject to compliance with applicable Laws, provide information reasonably requested by the Company regarding the status of the Horizon Arrangement and the Horizon Arrangement’s progress towards consummation, including by providing the Company with a reasonable opportunity to discuss the same with the Purchaser, provided, however, that the Purchaser shall not be required to provide the Company with any information that would violate any contractual obligation of the Purchaser or the Purchaser’s Subsidiaries or breach, contravene or violate any applicable Law.
5.8    Control and Supervision of the Company and the Purchaser
Nothing in this Agreement shall give one Party, directly or indirectly, the right to direct or control the other Party’s business or operations prior to the Effective Date. Prior to the Effective Date, each Party shall exercise, consistent with the terms of this Agreement, complete control and supervision over its own business and operations. Nothing in this Agreement, including any of the restrictions set forth herein, shall be interpreted in such a way as to place any Party in violation of Law.
5.9    Termination of Company Credit Facility; Consents under Purchaser Credit Facility
(a)    The Company shall deliver to the Purchaser at least two business days prior to the Effective Date a payout statement in form reasonably satisfactory to the Purchaser, setting forth, if applicable, the total amounts payable pursuant to the Company Credit Facility (if any) to fully satisfy all principal, interest, fees, costs, and expenses owed to each holder of indebtedness under the Company Credit Facility (including to fully cash collateralize all outstanding cash management obligations, letters of credit, bankers’ acceptances and hedging arrangements under the Company Credit Facility or with a lender under the Company Credit Facility or an affiliate of such lender, which may be satisfied by the Company) as of the anticipated Effective Date (and any applicable per diem amounts), together with appropriate wire instructions, together with a release and discharge from the administrative agent under the Company Credit Facility that upon payment in full of all such amounts owed to the administrative agent, the lenders under the Company Credit Facility and affiliates of such lenders (if any), (i) all indebtedness under such Company Credit Facility shall be discharged and satisfied in full (other than contingent obligations not then due, obligations which survive the termination of the Company Credit Facility and obligations in respect of cash management agreements, letters of credit, bankers’ acceptances and hedging arrangements with respect to which arrangements will be made to the satisfaction of the applicable cash management counterparties, issuing banks and hedge counterparties, respectively, and the Purchaser and the Company), (ii) all loan documents entered into in connection with the Company Credit Facility shall be terminated with respect to the Company and its Subsidiaries that are borrowers or guarantors thereof (or the assets of which secure such indebtedness, if applicable) and (iii) all Liens on the Company and its Subsidiaries and their respective assets relating to the Company Credit Facility (other than Liens securing obligations in respect of cash management obligations, letters of credit, bankers’ acceptances and hedging arrangements that may survive pursuant to the terms of such payoff letter) shall be released and terminated, together with an undertaking to deliver any applicable documents necessary to evidence the release and termination of such Liens and any guarantees by the Company and its Subsidiaries in respect of the Company Credit Facility.
(b)    The Purchaser shall make adequate arrangements, and the Company shall cooperate with the Purchaser in making such arrangements, such that all outstanding indebtedness under the Company Credit Facility, as described in Section 5.9(a), shall be repaid in full by the Purchaser to the appropriate lenders so as to permit the full repayment and termination of the Company Credit Facility as contemplated therein concurrent with the Effective Time.
(c)    The Purchaser shall use commercially reasonable efforts, at its sole cost and expense (notwithstanding any provision in this Agreement to the contrary), to obtain concurrent with the Effective Time all necessary waivers, consents or amendments to the Purchaser Credit Facility to give effect to the transactions contemplated by this Agreement and the Arrangement such that there shall be no default or event of default (however denominated) under the Purchaser Credit Facility through the Effective Time, and the Purchaser shall provide copies of such waivers, consents or amendments (to the extent required) to the Purchaser Credit Facility to the Company at least one business day prior to the Effective Date.
5.10    Regulatory Approvals
(a)    Each of the Purchaser and the Company will, and will cause their respective Subsidiaries to, use commercially reasonable efforts to obtain the Regulatory Approvals as promptly as practicable and in any event so as to allow the Effective Time to occur before the Outside Date. Without limiting the generality of the foregoing:
(i)    unless mutually agreed to in writing otherwise between the Purchaser and the Company, with respect to the transactions contemplated by this Agreement:
(A)    the Purchaser shall, within 10 business days of the date of this Agreement, file with the Commissioner a request for an Advance Ruling Certificate or, in the alternative, a No Action Letter;

(B)    if the Canadian Competition Act Approval is not obtained within 16 calendar days following the aforementioned filing by the Purchaser, any time thereafter either the Purchaser or the Company may notify the other in writing of its intention to file a complete pre-merger notification form pursuant to Section 114 of the Competition Act, in which case the Purchaser and the Company shall each file its respective pre-merger notification form within 10 business days after having received such written notice; and
(C)    the Purchaser shall, within 10 business days of the date of this Agreement, file with the Director of Investments under the Investment Canada Act an application for review pursuant to Subsection 17(1) of the Investment Canada Act and, in connection with such filing, request feedback from the responsible Governmental Entity as soon as practicable thereafter, and the Purchaser shall submit its proposed written undertakings within 5 business days of receipt of such initial feedback from the responsible Governmental Entity on its application for review; and
(D)    the Purchaser and the Company shall, within 15 business days of the date of the Agreement, file with the SA Competition Commission a joint merger notification, prepared in accordance with the requirements under the SA Competition Act; and
(ii)    the Purchaser and the Company will, and will cause their respective Subsidiaries to, use commercially reasonable efforts to promptly furnish to any applicable Governmental Entity all additional information, documents or other materials that may be requested by any such Governmental Entity in connection with the Regulatory Approvals.
(b)    The Purchaser and the Company will, and will cause their respective Subsidiaries to, coordinate and cooperate in exchanging information and supplying assistance that is reasonably requested in connection with this Section 5.10, including (i) providing each other with advance copies of and a reasonable opportunity to comment on all notices, filings, requests, submissions and other documents or information to be supplied to or filed with any Governmental Entity in connection with the Regulatory Approvals and considering in good faith any suggestions made by the other Party with respect to such notices, filings, requests, submissions and other documents or information; (ii) promptly providing each other with final copies of all notices, filings, requests, submissions and other documents or information supplied to or filed with any Governmental Entity and all notices, correspondence or other documents or information received from any Governmental Entity in connection with the Regulatory Approvals; (iii) keeping the other Party and their respective counsel fully apprised of all written (including email) and oral communications and all meetings with any Governmental Entity in connection with the Regulatory Approvals, and, unless participation by a party is prohibited by applicable Law or by such Governmental Entity, neither party will engage in any such communications or meetings with a Governmental Entity without first giving the other Party or its external counsel a full and reasonable opportunity to participate; and (iv) providing the other Party, at a Party’s reasonable request, with any information that is in the first Party’s possession, or under its direction or control, that may be required or useful in connection with the matters in this Section 5.10.
(c)    To the extent that any information or documentation to be provided by one Party to the other Party pursuant to this Section 5.10 is, in the reasonable view of the disclosing party, competitively sensitive, the disclosing party may supply such information or documentation on an “external counsel only basis” (or otherwise on a restricted basis at the disclosing party’s sole discretion) and such receiving party will not request or otherwise receive such information from any Persons to whom the disclosed information or documentation has been provided, while the disclosing party shall provide a redacted version of any such materials to the receiving party.
(d)    The Parties, acting reasonably and diligently, will mutually determine and direct the efforts and strategy to obtain the Regulatory Approvals, provided, however, that, in the event of a disagreement between the Purchaser and Company regarding the strategy to obtain the Regulatory Approvals, the Purchaser shall make available its Chief Executive Officer to discuss the strategy with the Chief Executive Officer (or any other Person nominated by the Chief Executive Officer) of the Company and the Purchaser’s Chief Executive Officer shall give good faith consideration to the Company’s views before making a final decision, acting reasonably and in accordance with the Purchaser’s obligations in Section 5.10(e), on the strategy to take to obtain the Regulatory Approvals.
(e)    For greater certainty, and notwithstanding anything to the contrary in this Agreement, in connection with obtaining the Key Regulatory Approvals, except in respect of the Purchaser’s obligation to offer and agree to undertakings necessary to obtain approval by the responsible Minister under Part IV of the Investment Canada Act, provided that such undertakings would not, in the aggregate, be reasonably expected to have a material adverse effect on the business or the results of operations of the Company and its Subsidiaries, taken as a whole, the Purchaser will not be required to offer, negotiate, effect or agree to: (A) the sale, divestiture, licensing or other disposition of all or any part of the businesses or assets of the Purchaser, the Company or any affiliate thereof; (B) the termination of any existing contractual rights, relationships and obligations or entry into, or amendment, of any licensing arrangements; (C) the taking of any action that, after consummation of the transactions contemplated by this Agreement, would limit the freedom of action of, or impose any other requirement on the Purchaser, the Company or any affiliate thereof with respect to the operation of one or more of the businesses or the assets of the Purchaser, the Company or any affiliate thereof; and (D) complete the transactions contemplated by this Agreement into a hold separate arrangement.
(f)    The Purchaser and the Company shall (and shall cause their respective Subsidiaries to, as applicable) file, as promptly as practicable but in any event within 30 business days after the date of this Agreement or such other date as the Purchaser and the Company may reasonably agree, any other filings or notifications under any other applicable federal, provincial, state or foreign Law required to obtain any other Regulatory Approvals and which is not otherwise explicitly addressed in this Section 5.10.
(g)    The Purchaser and the Company each will pay half of any filing fees (including any Taxes thereon) in respect of any filing made to any Governmental Entity in respect of any Regulatory Approvals.
(h)    AcquireCo, the Purchaser and the Company shall not (and shall cause their respective Subsidiaries not to) enter into any transaction, investment, agreement, arrangement or joint venture or take any other action or fail or refrain from taking any commercially reasonable action, the effect of which would reasonably be expected to make obtaining the Regulatory Approvals materially more difficult or challenging, or reasonably be expected to materially delay the obtaining of the Regulatory Approvals.
(i)    AcquireCo, the Purchaser and the Company shall use (and shall cause their respective Subsidiaries to use) their respective commercially reasonable efforts to defend any judicial or administrative action or similar proceeding instituted (or threatened to be instituted) or pending by or before any Governmental Entity under any Law and to have any such action or proceeding withdrawn or discontinued and any stay, restraining order, injunction or similar order entered by any Governmental Entity vacated, lifted, reversed, or overturned.
5.11    Employment Matters
(a)    Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and cause its Subsidiaries to cause, directors and officers of the Company and its Subsidiaries (other than any directors or officers who will be continuing their employment or services with the Company or the Purchaser after the Effective Time) to enter into mutual releases with the Company and its Subsidiaries of all claims against the other, in form and substance satisfactory to the Company and the Purchaser, acting reasonably, excluding any claims arising from (i) any rights to indemnity that the director or officer (including, for the avoidance of doubt, vice presidents and above) may have under applicable Law, including the BCBCA or the articles of the Company, or any agreement with the Company, (ii) any rights to contribution or indemnification that the director may have with respect to coverage under any applicable director’s and officer’s insurance policy of the Company and (iii) any amounts payable pursuant to the Arrangement.
(b)    As of and from the Effective Time, the Purchaser shall cause the Company, its Subsidiaries and any successor to the Company to honour and fully comply with the terms of all of the severance, change of control, termination or other payment obligations of the Company or its Subsidiaries under the existing employment, consulting, change of control and severance agreements of the Company or its Subsidiaries which are disclosed in the Company Disclosure Letter.

5.12    Pre-Acquisition Reorganization
(a)    Subject to Section 5.12(b), the Company shall use commercially reasonable efforts to effect such reorganization of its business, operations, Subsidiaries and assets or such other transactions (each, a “Pre-Acquisition Reorganization”) as the Purchaser may reasonably request prior to the Effective Date, reasonably cooperate with the Purchaser in structuring, planning and implementing any such Pre-Acquisition Reorganization, and the Plan of Arrangement, if required, shall be modified accordingly in a manner acceptable to the Company, acting reasonably; provided, however, that the Pre-Acquisition Reorganization:
(i)    will not prejudice the Company or the Company Shareholders;
(ii)    would not impede or materially delay the consummation of the Arrangement;
(iii)    does not require the approval of any of the Company Shareholders (other than the approval of the Arrangement Resolution);
(iv)    is effected as close as reasonably practicable prior to the Effective Time, and, in any event, after all Regulatory Approvals have been obtained;
(v)    shall not be effected until after the Purchaser has waived or confirmed that all of the conditions stipulated in the Purchaser’s favour under Section 6.1 and Section 6.2 have been satisfied, and has confirmed in writing that the Purchaser is prepared to promptly and without condition proceed to effect the Arrangement
(vi)    does not require any filings with, notifications to or approvals of any Governmental Entity or third party which may not be made, effected or obtained prior to the Effective Date;
(vii)    can be unwound in the event the Arrangement is not consummated without adversely affecting, or being prejudicial to, the Company, its Subsidiaries or the Company Shareholders;
(viii)    does not result in a change of control, default or acceleration of any of the Company’s existing credit facilities, except as otherwise triggered by the Arrangement and the transactions contemplated herein;
(ix)    does not unreasonably interfere with the Company’s operations prior to the Effective Time;
(x)    does not result in any breach by the Company or any of its Subsidiaries of any Company Material Contract or Authorization material to the Company or any breach by the Company of the Company’s constating documents or by any of its Subsidiaries of their respective organizational documents or Law; and

(xi)    does not require the Company or its Subsidiaries to take any action that could reasonably be expected to result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Company Shareholder or holder of Company Incentive Awards incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.
(b)    Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to obtain any consents required to effect each Pre-Acquisition Reorganization. The Purchaser shall provide written notice to the Company of any proposed Pre-Acquisition Reorganization (which notice will include full particulars of all material steps and transactions with respect to such Pre-Acquisition Reorganization) at least 15 business days prior to the Effective Date.
(c)    If this Agreement is terminated (other than by the Purchaser pursuant to Section 9.2(a)(iii)(A)), the Purchaser shall:
(i)    forthwith reimburse the Company for all reasonable and documented out-of-pocket costs, fees and expenses incurred by the Company and its Subsidiaries in connection with any proposed Pre-Acquisition Reorganization, including all amounts relating to the considering, effecting, voiding, reversing or unwinding of a Pre-Acquisition Reorganization; and
(ii)    indemnify and hold harmless the Company, its Subsidiaries and their respective officers, directors, employees, agents, advisors and Representatives from and against any and all liabilities, losses, damages, claims, penalties, interests, awards, judgements and Taxes suffered or incurred by any of them in connection with or as a result of any Pre-Acquisition Reorganization, including to reverse, terminate, modify or unwind any Pre-Acquisition Reorganization.
(d)    The Purchaser acknowledges and agrees that the planning for and implementation of any Pre-Acquisition Reorganization shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of the Company hereunder has been breached. The Purchaser and the Company shall work cooperatively and use commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization. For the avoidance of doubt, the Company shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.
5.13    Filings
The Parties will cooperate reasonably and in good faith to determine whether the transactions set out in this Agreement and any related transactions are required to be reported to any applicable taxing authority pursuant to section 237.3 or 237.4 of the Tax Act (or any provisions of similar effect) and, if so, the Parties shall cooperate to make such reporting in a comprehensive and timely manner, in the form required by such Law. The Parties may request reasonable representations and warranties from each other to the extent necessary to establish any factual matters relevant to the determination of whether reporting is required and the content of such reporting.
5.14    Access to Information; Confidentiality
(a)    From the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to its terms, subject to compliance with applicable Law and the terms of any existing Contracts, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, afford to the Purchaser and to its Representatives such access as the Purchaser may reasonably require at all reasonable times, to the Company’s officers, employees, agents, properties, books, records and Contracts (including Tax Returns and Tax work papers), and shall furnish the Purchaser with all data and information as the Purchaser may reasonably request, provided that the Company shall not be required to afford such access or furnish such information to the extent that the Company believes, in its reasonable good faith judgment, that doing so would (i) result in the loss of attorney-client, work product or other privilege, (ii) result in the disclosure of any trade secrets of third parties or violate any obligations of the Company or any of the Company’s Subsidiaries with respect to confidentiality to any third party, or otherwise breach, contravene or violate any such effective Contract to which the Company or any Subsidiary of the Company is a party, or (iii) breach, contravene or violate any applicable Law. Without limiting the foregoing, during such period, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, afford the Purchaser and its Representatives such access to the Company Employees, the assets and property of the Company and its Subsidiaries and the data, information and records (including data, information and records relating to Company Employees and such monthly reports with respect to the operations of the Company and its Subsidiaries as the Purchaser may reasonably request) as is reasonably necessary in order for the Purchaser to observe the Company’s operations, to facilitate the closing of the Arrangement and the transition of the business of the Company and its Subsidiaries to the Purchaser; provided that any such access shall be during normal business hours upon reasonable advance notice to the Company, under the supervision of the Company’s personnel and in such a manner as not to interfere with the conduct of the Company’s business or any other businesses of the Company. All such access shall be at the sole risk of the Purchaser and its Representatives.
(b)    The Purchaser and the Company acknowledge and agree that information furnished pursuant to this Section 5.14 shall be subject to the terms and conditions of the Confidentiality Agreement.
5.15    Insurance and Indemnification
(a)    All rights to indemnification existing in favour of the present and former directors and officers of the Company (each such present or former director or officer of the Company being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”), as provided for in agreements to which the Company or any of its Subsidiaries is a party and that are in effect as of the date hereof (as set forth in Schedule 5.15(a) to the Company Disclosure Letter) and as of the Effective Time, will survive and continue in full force and effect and without modification provided that copies of all Company Indemnity or Payment Agreements have been provided to the Purchaser prior to the date hereof, and the Company and any successor to the Company shall continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time, for six years following the Effective Date.
(b)    Prior to the Effective Time, notwithstanding any other provision hereof, the Company shall purchase customary prepaid non-cancellable “tail” directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing coverage no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur prior to the Effective Date, and the Purchaser will, or will cause the Company and its Subsidiaries to, maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date, provided that the total cost of such “tail” directors’ and officers’ liability insurance shall not exceed 400% of the current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by the Company and its Subsidiaries. As of and from the Effective Time, the Purchaser shall, or shall cause the Company and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date.
(c)    If the Company or the Purchaser or any of their respective successors or assigns shall (i) amalgamate, consolidate with or merge or wind-up into any other Person and shall not be the continuing or surviving corporation or entity; or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns and transferees of the Company or the Purchaser, as the case may be, shall assume all of the obligations of the Company or the Purchaser, as applicable, set forth in this Section 5.15.
(d)    The provisions of this Section 5.15 are intended for the benefit of, and shall be enforceable by, each insured or indemnified Person, his or her heirs and his or her legal representatives and, for such purpose, the Company hereby confirms that it is acting as agent on their behalf. Furthermore, this Section 5.15 shall survive the termination of this Agreement as a result of the occurrence of the Effective Date for a period of six years.

ARTICLE 6
CONDITIONS
6.1    Mutual Conditions Precedent
The obligations of the Parties to complete the Arrangement are subject to the fulfillment of each of the following conditions precedent on or before the Effective Time, each of which may only be waived, in whole or in part, with the mutual consent of the Parties:
(a)    the Arrangement Resolution shall have been approved and adopted by the Company Shareholders at the Company Meeting in accordance with the Interim Order;
(b)    the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise;
(c)    the Purchaser Stockholder Approval shall have been obtained in accordance with Nasdaq rules and applicable Law at the Purchaser Meeting;
(d)    all of the Key Regulatory Approvals shall have been obtained and shall remain in full force and effect;
(e)    there shall be no Law in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement (including, for the avoidance of doubt, any Law prohibiting the issuance of the Consideration Shares without an exemption from the registration requirements of the U.S. Securities Act pursuant to section 3(a)(10));
(f)    the distribution of the Consideration Shares shall be exempt from the prospectus and registration requirements of applicable Canadian Securities Laws either by virtue of exemptive relief from the securities regulatory authorities of each of the provinces and territories of Canada or by virtue of applicable exemptions under Canadian Securities Laws and shall not be subject to resale restrictions under applicable Canadian Securities Laws;
(g)    the Purchaser Shares to be issued pursuant to or in connection with the Arrangement, including the Purchaser Shares to be issued upon exercise of the Company Options, shall have been approved for listing on Nasdaq (subject only to official notice of issuance); and
(h)    this Agreement shall not have been terminated in accordance with its terms.
6.2    Additional Conditions Precedent to the Obligations of the Purchaser
The obligations of AcquireCo and the Purchaser to complete the Arrangement are subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of AcquireCo and the Purchaser and may be waived by the AcquireCo and the Purchaser, in whole or in part, at any time):
(a)    all covenants of the Company under this Agreement to be performed on or before the Effective Time shall have been duly performed by the Company in all material respects and AcquireCo and the Purchaser shall have received a certificate of the Company addressed to AcquireCo and the Purchaser and dated the Effective Date, signed on behalf of the Company by a senior executive officer of the Company (on the Company’s behalf and without personal liability), confirming the same as of the Effective Date;
(b)    (i) the representations and warranties of the Company set forth in this Agreement (other than as contemplated in clauses (ii) and (iii)) shall be true and correct in all respects, without regard to any materiality or Company Material Adverse Effect qualifications contained in them, as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; (ii) the representations and warranties of the Company set forth in Sections (a), (b), (c)(i)(A)(1) and (v)(v) of Schedule F shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and (iii) the representations and warranties of the Company set forth in Sections (d)(i), (h) and (hh) of Schedule F shall be true and correct in all respects (except for de minimis inaccuracies and as a result of transactions, changes, conditions, events or circumstances permitted hereunder) as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and AcquireCo and the Purchaser shall have received a certificate of the Company addressed to AcquireCo and the Purchaser and dated the Effective Date, signed on behalf of the Company by a senior executive officer of the Company (on the Company’s behalf and without personal liability), confirming the same;
(c)    the Horizon Arrangement Agreement shall have been entered into and shall remain in full force and effect (unless Horizon has terminated the Horizon Arrangement Agreement pursuant to Section 8.2(a)(iv)(A) thereof);
(d)    the Company shall have complied with its obligations under the Horizon Support Agreement in all material respects;
(e)    provided that the Horizon Arrangement Agreement has not been terminated by Horizon pursuant to Section 8.2(a)(iv)(A) thereof, the conditions precedent to the obligations of the Purchaser set forth in Section 6.1 and Section 6.2 of the Horizon Arrangement Agreement (other than Section 6.2(c) and Section 6.2(d) of the Horizon Arrangement Agreement) shall have been satisfied or waived by the Purchaser and AcquireCo as of the Effective Time, provided that the failure of any of the foregoing conditions set forth in the Horizon Arrangement Agreement to be satisfied or waived is not due to the Purchaser having breached any of its representations, warranties, covenants or obligations under this Agreement;
(f)    any notice set out in Schedule 6.2(f) of the Company Disclosure Letter, to the extent required by the terms of the Company Royalty and Stream Agreements to be delivered prior to the Effective Time, shall have been delivered, in accordance with the terms thereof in form and substance satisfactory to the Purchaser, acting reasonably;
(g)    provided that the Purchaser has complied with its obligations hereunder in all material respects, including, without limitation, under Section 5.10, there shall not be pending or threatened any order or proceeding by any Governmental Entity or any other person that is reasonably likely to result in any:
(i)    prohibition or restriction on the acquisition by the Purchaser of any Company Shares or the completion of the Arrangement or any Person obtaining from any of the Parties any material damages directly in connection with the Arrangement;
(ii)    prohibition or material limit on the ownership by the Purchaser of the Company or any material portion of its businesses; or
(iii)    imposition of limitations on the ability of the Purchaser to complete the Arrangement or acquire or hold, or exercise full rights of ownership of, any Company Shares, including the right to vote such Company Shares;
(h)    between the date hereof and the Effective Time, there shall not have occurred a Company Material Adverse Effect that is continuing as of the Effective Time; and
(i)    Dissent Rights shall not have been exercised (or, if exercised, not withdrawn) with respect to more than 5% of the issued and outstanding Company Shares.
6.3    Additional Conditions Precedent to the Obligations of the Company
The obligation of the Company to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of the Company and may be waived by the Company, in whole or in part, at any time):
(a)    all covenants of the Purchaser and AcquireCo under this Agreement to be performed on or before the Effective Time shall have been duly performed by the Purchaser and AcquireCo, as applicable, in all material respects and the Company shall have received (i) a certificate of the Purchaser, addressed to the Company and dated the Effective Date, signed on behalf of the Purchaser by a senior executive officer (on the Purchaser’s behalf and without personal liability), confirming the same with respect to the Purchaser as of the Effective Date; and (ii) a certificate of AcquireCo, addressed to the Company and dated the Effective

Date, signed on behalf of AcquireCo by a senior executive officer (on AcquireCo’s behalf and without personal liability), confirming the same with respect to AcquireCo as of the Effective Date;
(b)    (i) the representations and warranties of the Purchaser and AcquireCo set forth in this Agreement (other than as contemplated in clauses (ii) and (iii)) shall be true and correct in all respects, without regard to any materiality or Purchaser Material Adverse Effect qualifications contained in them, as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not reasonably be expected to have a Purchaser Material Adverse Effect; (ii) the representations and warranties of the Purchaser set forth in Sections (a), (b), (c)(i)(A)(1) and (q)(v) of Schedule G shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and (iii) the representations and warranties of AcquireCo and the Purchaser set forth in Sections (d)(i), (g) and (w) of Schedule G shall be true and correct in all respects (except for de minimis inaccuracies and as a result of transactions, changes, conditions, events or circumstances permitted hereunder) as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and the Company shall have received (i) a certificate of the Purchaser addressed to the Company and dated the Effective Date, signed on behalf of the Purchaser by a senior executive officer of the Purchaser (on the Purchaser’s behalf and without personal liability), confirming the same with respect to the Purchaser and (ii) a certificate of AcquireCo addressed to the Company and dated the Effective Date, signed on behalf of AcquireCo by a senior executive officer of AcquireCo (on the AcquireCo’s behalf and without personal liability), confirming the same with respect to AcquireCo;
(c)    the notifications, waivers, amendments, consents, permits, approvals, releases, licences or authorizations under or pursuant to the Purchaser Material Contracts as set out in Schedule 6.3(c) of the Purchaser Disclosure Letter will have been obtained on terms which are satisfactory to the Company, acting reasonably;
(d)    the Purchaser shall have complied with its obligations under Section 2.12, and the Depositary shall have confirmed to the Company its receipt of such Purchaser Shares; and
(e)    between the date hereof and the Effective Time, there shall not have occurred a Purchaser Material Adverse Effect that is continuing as of the Effective Time.

6.4    Satisfaction of Conditions
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied at the Effective Time. For greater certainty, and notwithstanding the terms of any escrow arrangement entered into among AcquireCo, the Purchaser and the Depositary, all Purchaser Shares held in escrow by the Depositary pursuant to Section 2.12 shall be released from escrow at the Effective Time without any further act or formality required on the part of any Person.
ARTICLE 7
ADDITIONAL AGREEMENTS OF THE COMPANY REGARDING
COMPANY ACQUISITION PROPOSALS
7.1    Non-Solicitation by the Company
(a)    Except as expressly provided in this Article 7, until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 9.2, the Company shall not, and shall cause its Subsidiaries not to, and neither shall authorize any of their respective Representatives to and each shall direct their respective Representatives not to, on behalf of the Company and any Subsidiary, as applicable:
(i)    solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal;
(ii)    engage or participate in any discussions or negotiations with any Person (other than the Purchaser or its affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal, provided that the Company may (A) advise any Person of the restrictions of this Agreement, (B) clarify the terms of any inquiry, proposal or offer in order to determine if it may reasonably be expected to result in a Company Superior Proposal, and (C) advise any Person making a Company Acquisition Proposal that the Company Board has determined that such Company Acquisition Proposal does not constitute, or is not reasonably expected to result in, a Company Superior Proposal;
(iii)    approve or authorize, or cause or permit the Company or any Company Subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle, option agreement, joint venture agreement, partnership agreement or similar agreement or document relating to, or any other agreement or commitment providing for, any Company Acquisition Proposal (other than an acceptable confidentiality agreement entered into in accordance with Section 7.3(d)); or

(iv)    (A) adopt, approve, publicly endorse or publicly recommend or publicly propose to adopt, approve, endorse or recommend, any Company Acquisition Proposal, (B) withdraw, change, amend, modify or qualify, or otherwise publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to the Purchaser, the Company Board Recommendation (except as a result of the occurrence of a Purchaser Material Adverse Effect), (C) if a Company Acquisition Proposal has been publicly disclosed, fail to (I) publicly recommend against any such Company Acquisition Proposal within five business days after the Purchaser’s written request that the Company or the Company Board do so (or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to the Purchaser, such rejection of such Company Acquisition Proposal) and (II) reaffirm the Company Board Recommendation within such five business day period (or, with respect to any Company Acquisition Proposal or any material amendment, revision or change to the terms of any such previously publicly disclosed Company Acquisition Proposal that is publicly disclosed within the last five days immediately prior to the then-scheduled Company Meeting, fail to take the actions referred to in this clause (C), with references to the applicable five business day period being replaced with three business days), (D) fail to include the Company Board Recommendation in the Company Circular, (E) make any public announcement or take any other action inconsistent with, or that could reasonably be likely to be regarded as detracting from, the approval, recommendation or declaration of advisability of the Company Board of the transactions contemplated hereby, (F) permit the Company to accept or enter into any Contract requiring the Company to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any Person proposing a Company Acquisition Proposal in the event that the Company completes the transactions contemplated hereby or any other transaction with the Purchaser or any of its affiliates or (G) commit or agree to do any of the foregoing (each a “Company Change in Recommendation”).
(b)    The Company shall, and shall cause its Subsidiaries and each shall direct their respective Representatives to, immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any Person (other than the Purchaser or its affiliates) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal and, in connection therewith, the Company will discontinue access to any of its and its Subsidiaries’ confidential information (and not establish or allow access to any of its confidential information, or any data room, virtual or otherwise, in each case, except as permitted by this Agreement) and shall as promptly as reasonably practicable request, and use commercially reasonable efforts to exercise all rights it has (or cause its Subsidiaries to exercise rights that they have) to require the return or destruction of all confidential information regarding the Company and its Subsidiaries provided in the preceding 12-month period in connection therewith (to the extent such information has not already been returned or destroyed and shall use its commercially reasonable efforts to confirm that such requests are complied with in accordance with the terms of such rights) and shall, on request of the Purchaser, provide written confirmation that it has done so. The Company shall not, and shall not authorize or permit any of its Subsidiaries to, directly or indirectly, amend, modify or release any third party from any confidentiality, non-solicitation or standstill agreement (or standstill provisions contained in any such agreement) to which such third party is a party (it being understood that the automatic termination or release of any standstill provisions contained in any such agreements as a result of the entering into or announcement of this Agreement shall not be a violation of this Section 7.1(b), or terminate, modify, amend or waive the terms thereof).
(c)    For the avoidance of doubt, any act or omission of the Company Board (including any committee thereof), the Company, any Subsidiary of the Company or any of its or their respective affiliates, directors, officers, employees, legal counsel, accountants, or financial or other advisors, that would constitute a violation of the restrictions set forth in this Section 7.1 if carried out or failed to be carried out, as the case may be, by the Company Board (including any committee thereof), shall constitute a breach of this Section 7.1 by the Company.
7.2    Notification of Company Acquisition Proposals
If the Company or any of its Subsidiaries or any of their respective Representatives receives (x) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal or (y) any request for non-public information relating to the Company or any of its Subsidiaries or access to the properties, books or records of the Company or any Subsidiary in connection with any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal, then the Company shall promptly notify the Purchaser orally and then as soon as reasonably practicable thereafter (and, in any event, within 24 hours) in writing of such Company Acquisition Proposal, inquiry, proposal, offer or request and shall indicate the identity of the Person or group of Persons making such proposal, inquiry or contact and all material terms and conditions thereof and shall provide a copy of any such Company Acquisition Proposal, inquiry, proposal, offer or request and unredacted copies of all material written communications (and a summary of all substantive discussions) related thereto. The Company shall keep the Purchaser promptly (and in any event within 24 hours) informed of the status, including any change to the material terms, of any such Company Acquisition Proposal, inquiry, proposal, offer or request. The Company agrees that it will not, directly or indirectly, enter into any agreement with any Person which directly or indirectly prohibits the Company from providing any information to the Purchaser in accordance with, or otherwise complying with, this Article 7.
7.3    Responding to Company Acquisition Proposals
Notwithstanding Section 7.1, if, prior to the approval of the Arrangement Resolution by the Company Shareholders, the Company receives a bona fide written Company Acquisition Proposal, the Company may (x) engage in or participate in discussions or negotiations with the Person or group of Persons making such Company Acquisition Proposal, (y) provide such Person or group of Persons non-public information relating to the Company or any of its Subsidiaries or access to the properties, books or records of the Company or any Subsidiary, and (z) share any information relating to the Company Acquisition Proposal with Horizon and participate in and facilitate discussions between Horizon and such Person or group of Persons with respect to an acquisition proposal with respect to Horizon, if and only if:
(a)    such Company Acquisition Proposal did not result from a breach of Section 7.1 by the Company in any material respect;
(b)    the Company Board first determines, in good faith after consultation with the Company’s legal and financial advisors, that such Company Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Company Superior Proposal and has provided the Purchaser with written notice of such determination;
(c)    the Company Board first determines, in good faith after consultation with the Company’s legal advisors, that the failure to participate in such discussions or negotiations or to disclose such non-public information to such third party would be inconsistent with the fiduciary duties of the Company Board directors under applicable Law; and
(d)    prior to providing any such information, copies, access or disclosures, (i) the Company enters into a confidentiality agreement with such Person, or confirms it has previously entered into such an agreement which remains in effect, in either case on terms not materially less stringent than the Confidentiality Agreement, (ii) the Company provides the Purchaser with a true, complete and final executed copy of such confidentiality agreement, and (iii) any such copies, access or disclosure provided to such Person shall have already been or shall concurrently be provided to the Purchaser.
7.4    Superior Proposals and Right to Match
(a)    Notwithstanding any other provision of this Agreement, if, prior to the approval of the Arrangement Resolution by the Company Shareholders, the Company receives a written Company Acquisition Proposal that the Company Board (after consultation from the Company’s legal and financial advisors) determines in good faith constitutes a Company Superior Proposal, the Company Board may make a Company Change in Recommendation and/or enter into a definitive agreement (a “Company Proposed Agreement”) with respect to such Company Superior Proposal if and only if:
(i)    such Company Acquisition Proposal did not result from a breach of Section 7.1 by the Company in any material respect;
(ii)    prior to making a Company Change in Recommendation and/or entering into a Company Proposed Agreement, the Company has provided the Purchaser with a notice in writing (a “Company Superior Proposal Notice”), which notice shall contain (A) a statement as to the intention of the Company Board to determine such Company Acquisition Proposal constitutes a Company Superior Proposal, (B) the value in financial terms that the Company Board has determined should be ascribed to any non-cash consideration offered (other than securities consideration for which a

“liquid market” exists, within the meaning of MI 61-101, at the time of the delivery of such notice) under such Company Superior Proposal, (C) a copy of any Company Proposed Agreement relating to such Company Superior Proposal, and (D) copies of any material financing documents provided to the Company in connection therewith (with customary redactions);
(iii)    at least five business days (the “Matching Period”) shall have elapsed from the date that the Purchaser received the Company Superior Proposal Notice;
(iv)    during the Matching Period, the Purchaser shall have had the opportunity (but not the obligation) to propose amendments to the terms of the Arrangement in accordance with Section 7.4(b);
(v)    after the Matching Period, the Company Board (after consultation with the Company’s legal and financial advisors) has determined in good faith that such Company Acquisition Proposal continues to constitute a Company Superior Proposal compared to any proposed amendments to the terms of the Arrangement by the Purchaser and has (A) provided the Purchaser with material details of the basis on which such determination was made and (B) determined in good faith that failure to take such action would be inconsistent with the fiduciary duties of the Company Board under applicable Law; and
(vi)    prior to or concurrently with entering into such Company Proposed Agreement, the Company shall have terminated this Agreement pursuant to Section 9.2(a)(iv)(C) and shall have paid to the Purchaser the Company Termination Payment pursuant to Section 9.4(c)(ii).
(b)    The Company acknowledges and agrees that, during the Matching Period, (i) the Purchaser shall have the opportunity, but not the obligation, to propose to amend the terms of the Arrangement, (ii) the Company shall negotiate in good faith with the Purchaser to enable the Purchaser to make such amendments to the terms of the Arrangement as would enable the Purchaser to proceed with the Arrangement and any related transactions on such amended terms, and (iii) the Company Board shall review any proposal by the Purchaser to amend the terms of the Arrangement in order to determine in good faith whether such proposal would result in the Company Acquisition Proposal previously constituting a Company Superior Proposal ceasing to constitute a Company Superior Proposal compared to the proposed amendments to the terms of the Arrangement. If the Company Board determines that the Company Acquisition Proposal would cease to constitute a Company Superior Proposal as compared to the proposed amendments to the terms of the Arrangement, the Company and the Purchaser will promptly amend this Agreement and the Plan of Arrangement to reflect such proposed amendments. If the Company Meeting is scheduled to occur during a Matching Period, the Company may, and upon the written request of the Purchaser the Company shall, adjourn or postpone the Company Meeting to (x) a date specified by the Purchaser in writing that is not later than six business days after the date on which the Company Meeting was originally scheduled to be held or (y), if the Purchaser does not specify such date, to the sixth business day after the date on which the Company Meeting was originally scheduled to be held.
(c)    The Company Board shall promptly reaffirm the Company Board Recommendation by press release after: (i) any Company Acquisition Proposal which the Company Board determines not to constitute a Company Superior Proposal is publicly announced; or (ii) the Company Board determines that a proposed amendment to the terms of the Arrangement pursuant to Section 7.4(b) would result in any Company Acquisition Proposal which has been publicly announced no longer constituting a Company Superior Proposal. The Purchaser and its counsel shall be given a reasonable opportunity to review and comment on the form and content of any such press release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably.
(d)    Nothing contained in this Agreement shall prohibit the Company Board from responding through a directors’ circular or otherwise as required by applicable Securities Laws to a Company Acquisition Proposal that it determines is not a Company Superior Proposal if: (i) in the good faith judgment of the Company Board, after consultation with outside legal counsel, failure to make such disclosure would be inconsistent with the fiduciary duties of the Company Board under applicable Law, (ii) the Company provides each of the Purchaser and its legal counsel with a reasonable opportunity to review and comment on the form and content of any such disclosure, including but not limited to the directors’ circular or otherwise, and (iii) the Company considers all proposed amendments to such disclosure as requested by the Purchaser and its legal counsel, acting reasonably. Nothing in this Agreement shall prevent the Company Board from (x) calling and holding a meeting of Company Shareholders duly requisitioned by Company Shareholders in accordance with the BCBCA, or (y) calling and holding a meeting of Company Shareholders ordered to be held by a court of competent jurisdiction in accordance with Law.
(e)    Each successive amendment or modification of any Company Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Company Shareholders or other material terms or conditions thereof, shall constitute a new Company Acquisition Proposal for the purposes of this Section 7.4.
(f)    The Company shall not become a party to any Contract with any Person subsequent to the date hereof that limits or prohibits the Company from (i) providing or making available to the Purchaser and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 7.4 or (ii) providing the Purchaser and its affiliates and Representatives with any other information required to be given to it by the Company under this Section 7.4.

ARTICLE 8
ADDITIONAL AGREEMENTS OF THE PURCHASER REGARDING PURCHASER ACQUISITION PROPOSALS
8.1    Non-Solicitation by the Purchaser
(a)    Except as expressly provided in this Article 8, until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 9.2, the Purchaser shall not, and shall cause its Subsidiaries not to, and neither shall authorize any of their respective Representatives to and each shall direct their respective Representatives not to, on behalf of the Purchaser and any Subsidiary, as applicable:
(i)    solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Purchaser or any of its Subsidiaries) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal;
(ii)    engage or participate in any discussions or negotiations with any Person (other than the Company or its affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal, provided that the Purchaser may (A) advise any Person of the restrictions of this Agreement, (B) clarify the terms of any inquiry, proposal or offer in order to determine if it may reasonably be expected to result in a Purchaser Superior Proposal, and (C) advise any Person making a Purchaser Acquisition Proposal that the Purchaser Board has determined that such Purchaser Acquisition Proposal does not constitute, or is not reasonably expected to result in, a Purchaser Superior Proposal;
(iii)    approve or authorize, or cause or permit the Purchaser or any Purchaser Subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle, option agreement, joint venture agreement, partnership agreement or similar agreement or document relating to, or any other agreement or commitment providing for, any Purchaser Acquisition Proposal (other than an acceptable confidentiality agreement entered into in accordance with Section 8.3(d)); or
(iv)    (A) adopt, approve, publicly endorse or publicly recommend or publicly propose to adopt, approve, endorse or recommend, any Purchaser Acquisition Proposal, (B) withdraw, change, amend, modify or qualify, or otherwise publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to the Company, the Purchaser Board Recommendation (except as a result of the occurrence of a Company Material Adverse Effect), (C) if a Purchaser Acquisition Proposal has been publicly disclosed, fail to (I) publicly recommend against any such

Purchaser Acquisition Proposal within five business days after the Company’s written request that the Purchaser or the Purchaser Board do so (or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to the Company, such rejection of such Purchaser Acquisition Proposal) and (II) reaffirm the Purchaser Board Recommendation within such five business day period (or, with respect to any Purchaser Acquisition Proposal or any material amendment, revision or change to the terms of any such previously publicly disclosed Purchaser Acquisition Proposal that is publicly disclosed within the last five days immediately prior to the then-scheduled Purchaser Meeting, fail to take the actions referred to in this clause (C), with references to the applicable five business day period being replaced with three business days), (D) fail to include the Purchaser Board Recommendation in the Purchaser Proxy Statement, (E) make any public announcement or take any other action inconsistent with, or that could reasonably be likely to be regarded as detracting from, the approval, recommendation or declaration of advisability of the Purchaser Board of the transactions contemplated hereby, (F) permit the Purchaser to accept or enter into any Contract requiring the Purchaser to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any Person proposing a Purchaser Acquisition Proposal in the event that the Purchaser completes the transactions contemplated hereby or any other transaction with the Company or any of its affiliates or (G) commit or agree to do any of the foregoing (each a “Purchaser Change in Recommendation”).
(b)    The Purchaser shall, and shall cause its Subsidiaries and each shall direct their respective Representatives to, immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any Person (other than the Company or its affiliates) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal and, in connection therewith, the Purchaser will discontinue access to any of its and its Subsidiaries’ confidential information (and not establish or allow access to any of its confidential information, or any data room, virtual or otherwise, in each case, except as permitted by this Agreement) and shall as promptly as reasonably practicable request, and use commercially reasonable efforts to exercise all rights it has (or cause its Subsidiaries to exercise rights that they have) to require the return or destruction of all confidential information regarding the Purchaser and its Subsidiaries provided in the preceding 12-month period in connection therewith (to the extent such information has not already been returned or destroyed and shall use its commercially reasonable efforts to confirm that such requests are complied with in accordance with the terms of such rights) and shall, on request of the Company, provide written confirmation that it has done so. The Purchaser shall not, and shall not authorize or permit any of its Subsidiaries to, directly or indirectly, amend, modify or release any third party from any confidentiality, non-solicitation or standstill agreement (or standstill provisions contained in any such agreement) to which such third party is a party (it being understood that the automatic termination or release of any standstill provisions contained in any such agreements as a result of the entering into or announcement of this Agreement shall not be a violation of this Section 8.1(b), or terminate, modify, amend or waive the terms thereof).
(c)    For the avoidance of doubt, any act or omission of the Purchaser Board (including any committee thereof), the Purchaser, any Subsidiary of the Purchaser or any of its or their respective affiliates, directors, officers, employees, legal counsel, accountants, or financial or other advisors, that would constitute a violation of the restrictions set forth in this Section 8.1 if carried out or failed to be carried out, as the case may be, by the Purchaser Board (including any committee thereof), shall constitute a breach of this Section 8.1 by the Purchaser.
8.2    Notification of Purchaser Acquisition Proposals
If the Purchaser or any of its Subsidiaries or any of their respective Representatives receives (x) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal or (y) any request for non-public information relating to the Purchaser or any of its Subsidiaries or access to the properties, books or records of the Purchaser or any Subsidiary in connection with any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal, then the Purchaser shall promptly notify the Company orally and then as soon as reasonably practicable thereafter (and, in any event, within 24 hours) in writing of such Purchaser Acquisition Proposal, inquiry, proposal, offer or request and shall indicate the identity of the Person or group of Persons making such proposal, inquiry or contact and all material terms and conditions thereof and shall provide a copy of any such Purchaser Acquisition Proposal, inquiry, proposal, offer or request and unredacted copies of all material written communications (and a summary of all substantive discussions) related thereto. The Purchaser shall keep the Company promptly (and in any event within 24 hours) informed of the status, including any change to the material terms, of any such Purchaser Acquisition Proposal, inquiry, proposal, offer or request. The Purchaser agrees that it will not, directly or indirectly, enter into any agreement with any Person which directly or indirectly prohibits the Purchaser from providing any information to the Company in accordance with, or otherwise complying with, this Article 8.
8.3    Responding to Purchaser Acquisition Proposals
Notwithstanding Section 8.1, if, prior to the approval of the Purchaser Stock Issuance by the Purchaser Stockholders, the Purchaser receives a bona fide written Purchaser Acquisition Proposal, the Purchaser may (x) engage in or participate in discussions or negotiations with the Person or group of Persons making such Purchaser Acquisition Proposal, and (y) provide such Person or group of Persons non-public information relating to the Purchaser or any of its Subsidiaries or access to the properties, books or records of the Purchaser or any Subsidiary, if and only if:
(a)    such Purchaser Acquisition Proposal did not result from a breach of Section 8.1 by the Purchaser in any material respect;
(b)    the Purchaser Board first determines, in good faith after consultation with the Purchaser’s legal and financial advisors, that such Purchaser Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a

Purchaser Superior Proposal and has provided the Company with written notice of such determination;
(c)    the Purchaser Board first determines, in good faith after consultation with the Purchaser’s legal advisors, that the failure to participate in such discussions or negotiations or to disclose such non-public information to such third party would be inconsistent with the fiduciary duties of the Purchaser Board directors under applicable Law; and
(d)    prior to providing any such information, copies, access or disclosures, (i) the Purchaser enters into a confidentiality agreement with such Person, or confirms it has previously entered into such an agreement which remains in effect, in either case on terms not materially less stringent than the Confidentiality Agreement, (ii) the Purchaser provides the Company with a true, complete and final executed copy of such confidentiality agreement, and (iii) any such copies, access or disclosure provided to such Person shall have already been or shall concurrently be provided to the Company.
8.4    Purchaser Superior Proposal
(a)    Notwithstanding any other provision of this Agreement, if, prior to the approval of the Purchaser Stock Issuance by the Purchaser Stockholders, the Purchaser receives a written Purchaser Acquisition Proposal that the Purchaser Board (after consultation with the Purchaser’s legal and financial advisors) determines in good faith constitutes a Purchaser Superior Proposal, the Purchaser Board may make a Purchaser Change in Recommendation and/or enter into a definitive agreement (a “Purchaser Proposed Agreement”) with respect to such Purchaser Superior Proposal if and only if:
(i)    such Purchaser Acquisition Proposal did not result from a breach of Section 8.1 by the Purchaser in any material respect;
(ii)    at least three business days prior to making a Purchaser Change in Recommendation and/or entering into a Purchaser Proposed Agreement, the Purchaser has provided the Company with a notice in writing (a “Purchaser Superior Proposal Notice”), which notice shall contain (A) a statement as to the intention of the Purchaser Board to determine such Purchaser Acquisition Proposal constitutes a Purchaser Superior Proposal, (B) the value in financial terms that the Purchaser Board has determined should be ascribed to any non-cash consideration offered (other than securities consideration for which a “liquid market” exists, within the meaning of MI 61-101, at the time of the delivery of such notice) under such Purchaser Superior Proposal, (C) a copy of any Purchaser Proposed Agreement relating to such Purchaser Superior Proposal, and (D) copies of any material financing documents provided to the Purchaser in connection therewith (with customary redactions); and
(iii)    prior to or concurrently with entering into such Purchaser Proposed Agreement, the Purchaser shall have terminated this Agreement pursuant to Section 9.2(a)(iii)(E) and shall have paid to the Company the Purchaser Termination Payment pursuant to Section 9.4(e)(ii).
(b)    The Purchaser Board shall promptly reaffirm the Purchaser Board Recommendation by press release after any Purchaser Acquisition Proposal which the Purchaser Board determines not to constitute a Purchaser Superior Proposal is publicly announced. The Company and its counsel shall be given a reasonable opportunity to review and comment on the form and content of any such press release, recognizing that whether or not such comments are appropriate will be determined by the Purchaser, acting reasonably.
(c)    Nothing contained in this Agreement shall prohibit the Purchaser Board from responding through a directors’ circular or otherwise as required by applicable Securities Laws to a Purchaser Acquisition Proposal that it determines is not a Purchaser Superior Proposal if: (i) in the good faith judgment of the Purchaser Board, after consultation with outside legal counsel, failure to make such disclosure would be inconsistent with the fiduciary duties of the Purchaser Board under applicable Law, (ii) the Purchaser provides each of the Company and its legal counsel with a reasonable opportunity to review and comment on the form and content of any such disclosure, including but not limited to the directors’ circular or otherwise, and (iii) the Purchaser considers all proposed amendments to such disclosure as requested by the Company and its legal counsel, acting reasonably. Nothing in this Agreement shall prevent the Purchaser Board from (x) calling and holding a meeting of Purchaser Stockholders duly requisitioned by Purchaser Stockholders in accordance with the DGCL, or (y) calling and holding a meeting of Purchaser Stockholders ordered to be held by a court of competent jurisdiction in accordance with Law
(d)    The Purchaser shall not become a party to any Contract with any Person subsequent to the date hereof that limits or prohibits the Purchaser from (i) providing or making available to the Company and its affiliates and Representatives any information provided or made available to such Person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 8.4 or (ii) providing the Company and its affiliates and Representatives with any other information required to be given to it by the Purchaser under this Section 8.4.
ARTICLE 9
TERM, TERMINATION, AMENDMENT AND WAIVER
9.1    Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
9.2    Termination
(a)    This Agreement may be terminated at any time prior to the Effective Time:

(i)    by mutual written agreement of the Company, the Purchaser and AcquireCo;
(ii)    by either the Company or the Purchaser, if:
(A)    the Effective Time shall not have occurred on or before the Outside Date; provided further that the right to terminate this Agreement under this Section 9.2(a)(ii)(A) shall not be available to any Party whose failure to perform any of its covenants or agreements or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date; or
(B)    after the date hereof, there shall have been enacted, made or enforced any applicable Law (or any applicable Law shall have been amended) that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement and such applicable Law, prohibition or enjoinment shall have become final and non-appealable; or
(C)    the Company Shareholder Approval shall not have been obtained at the Company Meeting (or any adjournment(s) or postponement(s) thereof) in accordance with the Interim Order, except that the right to terminate this Agreement under this Section 9.2(a)(ii)(C) shall not be available to any Party whose failure to perform any of its covenants or agreements or breach of any of its representations and warranties in any material respect under this Agreement has been the cause of, or resulted in, the failure to receive the Company Shareholder Approval; or
(D)    the Purchaser Stockholder Approval shall not have been obtained at the Purchaser Meeting (or any adjournment(s) or postponement(s) thereof) in accordance with applicable Law, except that the right to terminate this Agreement under this Section 9.2(a)(ii)(D) shall not be available to any Party whose failure to perform any of its covenants or agreements or breach of any of its representations and warranties in any material respect under this Agreement has been the cause of, or resulted in, the failure to receive the Purchaser Stockholder Approval; or
(iii)    by the Purchaser, if:
(A)    subject to compliance with Section 9.3, (x) a breach of any representation or warranty, or (y) failure to perform any covenant or agreement on the part of the Company set forth in this Agreement (other than Section 7.1), in each case, shall have occurred that would cause the conditions set forth in Sections 6.1 or 6.2 not to be satisfied, and such breach or failure is incapable of being cured prior to the Outside Date; provided that the Purchaser is not then in breach of this Agreement so as to cause any condition in Sections 6.1 or 6.3 not to be satisfied; or
(B)    (1) there is a Company Change in Recommendation or (2) the Company shall have breached Section 7.1 in any material respect; or
(C)    the Horizon Arrangement Agreement is terminated in accordance with its terms, provided that the right to terminate this Agreement pursuant to this Section 9.2(a)(iii)(C) shall not be available to the Purchaser if the Horizon Arrangement Agreement has been terminated by Horizon pursuant to Section 8.2(a)(iv)(A) of the Horizon Arrangement Agreement; or
(D)    the Company shall have failed to comply with its obligations under the Horizon Support Agreement in any material respect; or
(E)    prior to the approval of the Purchaser Stock Issuance, the Purchaser wishes to enter into a Purchaser Proposed Agreement with respect to a Purchaser Superior Proposal (other than a confidentiality agreement permitted by Section 8.3, provided that the Purchaser is then in compliance with Article 8 in all material respects and that, prior to or concurrently with such termination, the Purchaser pays the Purchaser Termination Payment pursuant to Section 9.4(e)(ii); or
(iv)    by the Company, if:
(A)    subject to compliance with Section 9.3, (x) a breach of any representation or warranty, or (y) failure to perform any covenant or agreement on the part of the Purchaser set forth in this Agreement (other than Section 8.1), in each case, shall have occurred that would cause the conditions set forth in Sections 6.1 or 6.3 not to be satisfied, and such breach or failure is incapable of being cured prior to the Outside Date; provided that the Company is not then in breach of this Agreement so as to cause any condition in Sections 6.1 or 6.2 not to be satisfied; or
(B)    (1) there is a Purchaser Change in Recommendation or (2) the Purchaser shall have breached Section 8.1 in any material respect; or
(C)    prior to the approval of the Arrangement Resolution, the Company wishes to enter into a Company Proposed Agreement with respect to a Company Superior Proposal (other than a confidentiality agreement permitted by Section 7.3); provided that the Company is then in compliance with Article 7 in all material respects and that, prior to or concurrently with such termination, the Company pays the Company Termination Payment pursuant to Section 9.4(c)(ii).
(b)    The Party desiring to terminate this Agreement pursuant to this Section 9.2 (other than pursuant to Section 9.2(a)(i)) shall give notice of such termination to the other Parties, specifying in reasonable detail the basis for such Party’s exercise of its termination right.
(c)    If this Agreement is terminated pursuant to Section 9.1 (as a result of the Effective Time occurring) or Section 9.2, this Agreement shall become void and be of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party hereto, except that: (i) in the event of termination under Section 9.1 as a result of the Effective Time occurring, the provisions of this Section 9.2(c) and Sections 2.14, 2.15, 5.11, 5.12, 5.14, 5.15, 10.1, 10.2, 10.3 and 10.11 and all related definitions set forth in Section 1.1 shall survive for a period of six years thereafter; and (ii) in the event of termination under Section 9.2, the provisions of this Section 9.2(c) and Sections 5.12, 5.14, 9.4, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 and all related definitions set forth in Section 1.1 and the provisions of the Confidentiality Agreement shall survive indefinitely; provided that, subject to Section 9.4(g), no Party shall be relieved or released from any liabilities or damages arising out of fraud or wilful breach by it of any provision of this Agreement.
9.3    Notice and Cure
(a)    Each Party shall give prompt notice to the others of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of the termination of this Agreement in accordance with its terms and the Effective Time, of any event or state of facts which occurrence or failure would, or would be likely to:
(i)    cause any of the representations or warranties of such Party contained herein to be untrue or inaccurate in any material respect from the date hereof to the Effective Time; or
(ii)    result in the failure to comply with or satisfy any agreement, covenant or condition to be complied with or satisfied by such Party hereunder prior to the Effective Time, provided, however, that the delivery of any notice pursuant to this Section 9.3 shall not limit or otherwise affect the representations, warranties, covenants and agreements of the Parties (or remedies available hereunder to the Party receiving that notice) or the conditions to the obligations of the Parties under this Agreement.
(b)    No Party may elect to terminate this Agreement pursuant to the conditions set forth herein or any termination right arising therefrom under Section 9.2(a)(iii)(A) or Section 9.2(a)(iv)(A), as applicable, and no payments are payable as a result of such termination pursuant to Section 9.4 unless, prior to the Effective Date, the Party seeking to terminate this Agreement has delivered a written notice to the other Parties indicating its intention to terminate this Agreement specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party delivering such notice is asserting as the basis for termination. After delivering such notice, provided that a Party is proceeding diligently to cure such matter and such matter is capable of being cured, no Party may terminate this Agreement until the earlier of the Outside Date and the expiration of a period of 15 business days from the date of such notice. If such notice is delivered prior to the date of the Company Meeting or the Purchaser Meeting, as the case may be, the Company (in the case of the Company Meeting) or the Purchaser (in the case of the Purchaser Meeting) may postpone or adjourn such meeting to the earlier of a date that is five business days prior to the Outside Date and the date that is 15 business days following the delivery of such notice.
9.4    Termination Payments
(a)    Except as otherwise provided herein, all fees, costs and expenses incurred in connection with this Agreement and the Plan of Arrangement shall be paid by the Party incurring such fees, costs or expenses, whether or not the Arrangement is consummated.
(b)    For the purposes of this Agreement, “Company Termination Payment Event” means the termination of this Agreement:
(i)    by the Purchaser pursuant to Section 9.2(a)(iii)(B) or Section 9.2(a)(iii)(D);
(ii)    by the Company pursuant to Section 9.2(a)(iv)(C);
(iii)    by either the Company or the Purchaser pursuant to Section 9.2(a)(ii)(C), following a Company Change in Recommendation (but not including a termination by either the Company or the Purchaser pursuant to Section 9.2(a)(ii)(C) in circumstances where the Company Change in Recommendation resulted from an occurrence of a Purchaser Material Adverse Effect); or
(iv)    by either the Purchaser or the Company pursuant to Section 9.2(a)(ii)(C) or by the Purchaser pursuant to Section 9.2(a)(iii)(A), in each case, if
(A)    prior to such termination, a bona fide Company Acquisition Proposal shall have been made and publicly announced by any Person making the Company Acquisition Proposal (other than the Purchaser or its affiliates) after the date of this Agreement and prior to the Company Meeting,
(B)    such Company Acquisition Proposal has not expired or been withdrawn at least five business days prior to the Company Meeting; and
(C)    either

(1)    the Company or one or more of its Subsidiaries enters into a definitive agreement in respect of any Company Acquisition Proposal other than a confidentiality agreement permitted by Section 7.3 (whether or not such Company Acquisition Proposal is the same Company Acquisition Proposal referred to in clause (A) above) within 12 months following the date of such termination and such Company Acquisition Proposal is subsequently consummated (whether or not within such 12-month period), or
(2)    any Company Acquisition Proposal (whether or not such Company Acquisition Proposal is the same Company Acquisition Proposal referred to in clauses (A) and (C)(1) above) is consummated within 12 months following the date of such termination,
(and, for purposes of this Section 9.4(b)(iv), the term “Company Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1, except that any reference to “20%” therein shall be deemed to be a reference to “50%”);
(c)    If a Company Termination Payment Event occurs, the Company shall pay the Company Termination Payment to the Purchaser, or as the Purchaser may direct, as liquidated damages in consideration for the disposition of the Purchaser’s rights under this Agreement, by wire transfer of immediately available funds, as follows:
(i)    if the Company Termination Payment is payable pursuant to Section 9.4(b)(i), the Company Termination Payment shall be payable within two business days following such termination;
(ii)    if the Company Termination Payment is payable pursuant to Section 9.4(b)(ii), the Company Termination Payment shall be payable prior to or concurrently with such termination;
(iii)    if the Company Termination Payment is payable pursuant to Section 9.4(b)(iii), the Company Termination Payment shall be payable within two business days following such termination; or
(iv)    if the Company Termination Payment is payable pursuant to Section 9.4(b)(iv), the Company Termination Payment shall be payable concurrently with the consummation of the Company Acquisition Proposal referred to therein.
(d)    For purposes of this Agreement, “Purchaser Termination Payment Event” means the termination of this Agreement:
(i)    by the Company pursuant to Section 9.2(a)(iv)(B);
(ii)    by the Purchaser pursuant to Section 9.2(a)(iii)(E);

(iii)    by the Company or the Purchaser pursuant to Section 9.2(a)(ii)(D) following a Purchaser Change in Recommendation (but not including a termination by either the Purchaser or the Company pursuant to Section 9.2(a)(ii)(D) in circumstances where the Purchaser Change in Recommendation resulted from the occurrence of a Company Material Adverse Effect); or
(iv)    by either the Purchaser or the Company pursuant to Section 9.2(a)(ii)(D) or by the Company pursuant to Section 9.2(a)(iv)(A), in each case, if
(A)    prior to such termination, a bona fide Purchaser Acquisition Proposal shall have been made and publicly announced by any Person making the Purchaser Acquisition Proposal (other than the Company, Horizon or their respective affiliates) after the date of this Agreement and prior to the Purchaser Meeting,
(B)    such Purchaser Acquisition Proposal has not expired or been withdrawn at least five business days prior to the Purchaser Meeting; and
(C)    either
(1)    the Purchaser or one or more of its Subsidiaries enters into a definitive agreement in respect of any Purchaser Acquisition Proposal other than a confidentiality agreement permitted by Section 8.1 (whether or not such Purchaser Acquisition Proposal is the same Purchaser Acquisition Proposal referred to in clause (A) above) within 12 months following the date of such termination and such Purchaser Acquisition Proposal is subsequently consummated (whether or not within such 12-month period), or
(2)    a Purchaser Acquisition Proposal (whether or not such Purchaser Acquisition Proposal is the same Purchaser Acquisition Proposal referred to in clauses (A) and (C)(1) above) is consummated within 12 months following the date of such termination,
(and, for purposes of this Section 9.4(d)(iv), the term “Purchaser Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1, except that any reference to “20%” therein shall be deemed to be a reference to “50%”).
(e)    If a Purchaser Termination Payment Event occurs, the Purchaser shall pay the Purchaser Termination Payment to the Company, or as the Company may direct, as liquidated damages in consideration for the disposition of the Company’s rights under this Agreement, by wire transfer of immediately available funds, as follows:

(i)    if the Purchaser Termination Payment is payable pursuant to Section 9.4(d)(i), the Purchaser Termination Payment shall be payable within two business days following such termination;
(ii)    if the Purchaser Termination Payment is payable pursuant to Section 9.4(d)(ii), the Purchaser Termination Payment shall be payable prior to or concurrently with such termination;
(iii)    if the Purchaser Termination Payment is payable pursuant to Section 9.4(d)(iii), the Purchaser Termination Payment shall be payable within two business days following such termination; or
(iv)    if the Purchaser Termination Payment is payable pursuant to Section 9.4(d)(iv), the Purchaser Termination Payment shall be payable concurrently with the consummation of the Purchaser Acquisition Proposal referred to therein.
(f)    In the event that either the Purchaser or the Company terminates this Agreement pursuant to:
(i)    Section 9.2(a)(ii)(C), and no Company Change in Recommendation has occurred, provided that the Purchaser Meeting has been held and the Purchaser Stockholder Approval has been obtained at the Purchaser Meeting, the Company shall reimburse the Purchaser in respect of the reasonable and documented expenses of the Purchaser’s third party Representatives incurred in respect of the Arrangement and this Agreement up to a maximum amount of $5,000,000; or
(ii)    Section 9.2(a)(ii)(D), and no Purchaser Change in Recommendation has occurred, provided that the Company Meeting has been held and the Company Shareholder Approval has been obtained at the Company Meeting, the Purchaser shall reimburse the Company in respect of the reasonable and documented expenses of the Company’s third party Representatives incurred in respect of the Arrangement and this Agreement up to a maximum amount of $5,000,000, and in each case such reimbursement shall be made by wire transfer in immediately available funds within three business days following such termination to an account specified by the Purchaser or the Company, as applicable. Each of the Company and the Purchaser hereby acknowledges that in the event that an expense reimbursement becomes payable pursuant to this Section 9.4(f) and is paid by the Company or the Purchaser, as applicable, as required by this Section 9.4(f), in the event that a Company Termination Payment or a Purchaser Termination Payment shall subsequently become due and payable under this Agreement, the amount of any expense reimbursement previously paid pursuant to this Section 9.4(f) shall be credited toward the obligation of the Company to pay the Company Termination Payment (in the case of an expense reimbursement previously paid by the Company) or the obligation of the Purchaser to pay the Purchaser Termination Payment (in the case of an expense reimbursement previously paid by the Purchaser).
(g)    Each Party acknowledges that the agreements contained in this Section 9.4 are an integral part of the transactions contemplated in this Agreement and that, without those agreements, the Parties would not enter into this Agreement. Each Party also acknowledges that all of the payment amounts set out in this Section 9.4 are payments in consideration for the disposition of rights of the Party entitled to receive such payments, and that the amounts set out in this Section 9.4 are payments of liquidated damages which are a genuine pre-estimate of the damages, which the Party entitled to such damages will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, each Party agrees that,
(i)    upon any termination of this Agreement under circumstances where the Purchaser is entitled to the Company Termination Payment and the Company Termination Payment is paid in full, such payment shall be the sole and exclusive remedy of the Purchaser in respect of the event giving rise to such payment and the Purchaser shall be precluded from any other remedy against the Company at Law or in equity or otherwise (including damages, injunctive relief or specific performance) and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective Representatives in connection with this Agreement or the transactions contemplated hereby, and
(ii)    upon any termination of this Agreement under circumstances where the Company is entitled to the Purchaser Termination Payment and the Purchaser Termination Payment is paid in full, such payment shall be the sole and exclusive remedy of the Company in respect of the event giving rise to such payment and the Company shall be precluded from any other remedy against the Purchaser at Law or in equity or otherwise (including damages, injunctive relief or specific performance) and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Purchaser or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective Representatives in connection with this Agreement or the transactions contemplated hereby;
provided, however, that the foregoing limitations shall not apply in the event of fraud or a wilful breach by the Company or the Purchaser of their respective obligations under this Agreement (or for the avoidance of doubt, the Horizon Support Agreement), as applicable. For clarity, nothing contained in this Section 9.4(g) shall preclude the Company or the Purchaser from seeking injunctive relief against the other party in accordance with Section 10.4 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement (or for the avoidance of doubt, the Horizon Support Agreement) or otherwise to obtain specific performance of any of such acts, covenants or agreements, without the necessity of posting a bond or security in connection therewith.
(h)    For the avoidance of doubt, in no event shall the Company be obligated to pay the Company Termination Payment on more than one occasion and in no event shall the Purchaser be obligated to pay the Purchaser Termination Payment on more than one occasion.
9.5    Amendment
Subject to the provisions of the Interim Order and Final Order, the Plan of Arrangement and applicable Laws, this Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of the Company Shareholders, and any such amendment may without limitation:
(a)    change the time for performance of any of the obligations or acts of the Parties;
(b)    waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;
(c)    waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; and
(d)    waive compliance with or modify any mutual conditions precedent herein contained.
9.6    Waiver
No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party or Parties to be bound by the waiver. A Party’s failure or delay in exercising any right or remedy under this Agreement will not operate as a waiver of such right or remedy. A single or partial exercise of any right or remedy will not preclude a Party from any other or further exercise of that right or the exercise of any other right or remedy.
ARTICLE 10
GENERAL PROVISIONS
10.1    Privacy
Each Party shall comply with applicable Privacy Laws in the course of collecting, using and disclosing Personal Information in connection with the transactions contemplated by this Agreement (the “Transaction Personal Information”). Prior to the Effective Date, the Purchaser shall not use or disclose Transaction Personal Information for any purposes other than those related to determining if it shall proceed with the transactions contemplated by this

Agreement, the performance of this Agreement, or the consummation of the transactions contemplated by this Agreement. If the Purchaser completes the transactions contemplated by this Agreement, the Purchaser shall not, following the Effective Date, without the consent of the individuals to whom such Transaction Personal Information relates or as permitted or required by applicable Law, use or disclose Transaction Personal Information for purposes other than those for which such Transaction Personal Information was collected by the Company or for which subsequent consent was obtained by the Company prior to the Effective Date. The Parties shall protect and safeguard the Transaction Personal Information against unauthorized collection, use or disclosure. The Parties shall cause their advisors to observe the terms of this Section 10.1 and to protect and safeguard Transaction Personal Information in their possession. If this Agreement shall be terminated, each Party shall promptly deliver to the other Parties all Transaction Personal Information of the other Parties in their possession or in the possession of any of their advisors, including all copies, reproductions, summaries or extracts thereof, except, unless prohibited by applicable Law, for electronic backup copies made automatically in accordance with the usual backup procedures of the applicable Party. The Purchaser covenants and agrees, in respect of any Transaction Personal Information to deliver a notice to each individual, where required by applicable Laws, to whom any of such Transaction Personal Information pertains, within 30 days following the Effective Date, indicating that the transactions contemplated by this Agreement have been completed, that such individual’s personal information has been disclosed under the business or commercial transaction provisions of applicable Privacy Laws and that the Purchaser now holds Transaction Personal Information concerning such individual because of the Arrangement.
10.2    Notices
All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a business day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a business day then the notice shall be deemed to have been given and received on the next business day. Notice shall be sufficiently given if delivered (either in Person, by courier service or other personal method of delivery), or if transmitted by email to the Parties at the following addresses (or at such other addresses as shall be specified by any Party by notice to the other given in accordance with these provisions):
(a)    if to the Purchaser:
Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado
Attention:    William Heissenbuttel, President & Chief Executive Officer
Email:        [     ]
with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
Suite 2400, 745 Thurlow Street
Vancouver, British Columbia V6E 0C5

Attention:    Roger Taplin; Adam Taylor
Email:        rtaplin@mccarthy.ca; ataylor@mccarthy.ca
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:     Ryan Dzierniejko; Blair Thetford
Email:        ryan.dzierniejko@skadden.com; blair.thetford@skadden.com
(b)    if to AcquireCo:
International Royalty Corporation
c/o Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado
Attention:    William Heissenbuttel, President
Email:        [     ]
with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
Suite 2400, 745 Thurlow Street
Vancouver, British Columbia V6E 0C5
Attention:    Roger Taplin; Adam Taylor
Email:        rtaplin@mccarthy.ca; ataylor@mccarthy.ca
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:     Ryan Dzierniejko; Blair Thetford
Email:        ryan.dzierniejko@skadden.com; blair.thetford@skadden.com
(c)    if to the Company:
Sandstorm Gold Ltd.
Suite 1400, 400 Burrard Street
Vancouver, BC V6C 3A6
Attention:     Nolan Watson, President & Chief Executive Officer
Email:        [     ]

with a copy (which shall not constitute notice) to:
Cassels Brock & Blackwell LLP
Suite 2200, RBC Place
885 West Georgia Street
Vancouver, BC V6C 3E8

Attention:    Jen Hansen; Jennifer Traub
Email:        jhansen@cassels.com; jtraub@cassels.com
Crowell & Moring LLP
455 N. Cityfront Plaza Drive, Suite 3600
Chicago, IL 60611

Attention:    John Koenigsknecht; David Stone
Email:        jkoenigsknecht@crowell.com; dstone@crowell.com
10.3    Governing Law; Waiver of Jury Trial
This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and the Arrangement. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.
10.4    Injunctive Relief
Prior to the termination of this Agreement in accordance with Section 9.2 and subject to Section 9.4(g), the Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties acknowledge and agree that, in order to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof (including the obligations of the Purchaser pursuant to Section 2.12), the non-breaching Party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the Parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at Law. Prior to the termination of this Agreement in accordance with Section 9.2 and subject to Section 9.4(g), such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at Law or equity to each of the Parties. The Parties acknowledge and agree that the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither the Company nor the Purchaser would have entered into this Agreement.

10.5    Time of Essence
Time shall be of the essence in this Agreement.
10.6    Entire Agreement, Binding Effect
This Agreement (including the exhibits and schedules hereto, the Company Disclosure Letter and the Purchaser Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof and, except as expressly provided herein, this Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder.
10.7    No Liability
No director or officer of AcquireCo or the Purchaser shall have any personal liability whatsoever to the Company under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of AcquireCo or the Purchaser. No director or officer of the Company shall have any personal liability whatsoever to AcquireCo or the Purchaser under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company.
10.8    Further Assurances
Each Party shall use commercially reasonable efforts to do all such things and provide reasonable assurances as may be required to consummate the Arrangement, and each Party shall provide such further documents or instruments as reasonably required by any other Party as necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Effective Time.
10.9    Assignment and Enurement
The Purchaser may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, its wholly-owned Subsidiary, provided that if such assignment and/or assumption takes place, the Purchaser shall continue to be liable jointly and severally with such Subsidiary for all of its obligations hereunder and such Subsidiary shall remain at all times up to and including the Effective Date a wholly-owned Subsidiary of the Purchaser; and provided that such assignment and/or assumption does not result in any material Taxes being imposed on, or any adverse material Tax or other consequences in respect of Tax to any Company Shareholder, holder of Company Incentive Awards or the Company with respect to payments made under this Agreement. This Agreement shall not be otherwise assignable by any Party without the prior written consent of the other Party hereto. This Agreement shall be binding on and shall enure to the benefit of the Parties and their respective successors and permitted assigns.
10.10    Severability
If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
10.11    No Third Party Beneficiaries
The provisions of Section 5.11 and Section 5.15 are: (a) intended for the benefit of all present and former directors and officers of the Company and its Subsidiaries, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors, administrators and other legal representatives (collectively, the “Third Party Beneficiaries”) and the Company shall hold the rights and benefits of Section 5.11 and Section 5.15 in trust for and on behalf of the Third Party Beneficiaries and the Company hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries; and (b) in addition to, and not in substitution for, any other rights that the Third Party Beneficiaries may have by contract or otherwise. Except for the rights of Third Party Beneficiaries under Section 5.11 and Section 5.15, which rights are hereby acknowledged and agreed by the Parties, this Agreement is not intended to confer any rights or remedies upon any Person other than the Parties.
10.12    Counterparts, Execution
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
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IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

ROYAL GOLD, INC.
By:	/s/ William Heissenbuttel
Name: William Heissenbuttel
Title: President & Chief Executive Officer

INTERNATIONAL ROYALTY CORPORATION
By:	/s/ William Heissenbuttel
Name: William Heissenbuttel
Title: President

SANDSTORM GOLD LTD.
By:	/s/ David Awram
Name: David Awram
Title: Senior Executive Vice-President and Director

SCHEDULE A
PLAN OF ARRANGEMENT
See attached.

PLAN OF ARRANGEMENT
UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
DEFINITIONS AND INTERPRETATION
1.1    Definitions
In this Plan of Arrangement, unless the context otherwise requires:
“Arrangement” means the arrangement of the Company under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of the Arrangement Agreement, this Plan of Arrangement, or made at the direction of the Court in the Final Order (with the prior written consent of AcquireCo, the Company and the Purchaser, each acting reasonably);
“Arrangement Agreement” means the arrangement agreement dated July 6, 2025 among the Purchaser, AcquireCo and the Company to which this Plan of Arrangement is attached as Schedule A, together with the Company Disclosure Letter and the Purchaser Disclosure Letter;
“Arrangement Resolution” means the special resolution of the Company Shareholders approving the Plan of Arrangement, which is to be considered and, if thought fit, passed at the Company Meeting, substantially in the form and content of Schedule B to the Arrangement Agreement;
“AcquireCo” means International Royalty Corporation, a corporation incorporated under the laws of Canada;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, agreement, licence, classification, restriction, registration, consent, order, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction or decision having the force of Law, of, from or required by any Governmental Entity having jurisdiction over such Person;
“BCBCA” means the Business Corporations Act (British Columbia);
“business day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Denver, Colorado, Toronto, Ontario or Vancouver, British Columbia;
“Company” means Sandstorm Gold Ltd., a corporation existing under the laws of the Province of British Columbia;
“Company Equity Incentive Plans” means, collectively, the Company Option Plan, the Company RSR Plan and the Company PSR Plan;
“Company Incentive Awards” means, collectively, the Company Options, Company RSRs and Company PSRs;

“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser, acting reasonably;
“Company Option Plan” means the amended and restated stock option plan of the Company effective May 10, 2013;
“Company Options” means the outstanding options to purchase Company Shares granted under the Company Option Plan;
“Company PSR Plan” means the performance share plan of the Company effective December 12, 2024;
“Company PSRs” means the outstanding performance share rights granted under the Company PSR Plan;
“Company RSR Plan” means the restricted share plan of the Company effective April 4, 2011;
“Company RSRs” means the outstanding restricted share rights granted under the Company RSR Plan;
“Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;
“Company Shares” means the common shares in the capital of the Company;
“Consideration” means the consideration in the form of Purchaser Shares equal to the Exchange Ratio for each Company Share to be issued to Company Shareholders pursuant to Section 2.3(c) of this Plan of Arrangement;
“Consideration Shares” means the Purchaser Shares to be issued to Company Shareholders pursuant to Section 2.3(c) hereof;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Investor Services Inc., or such other Person as the Parties may appoint (acting reasonably) to act as depositary in respect of the Arrangement;
“Dissent Rights” has the meaning ascribed thereto in Section 4.1(a);
“Dissent Shares” means the Company Shares held by a Dissenting Shareholder in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;
“Dissenting Shareholder” means a registered Company Shareholder who has properly and validly dissented in respect of the Arrangement Resolution in strict compliance with the Dissent Rights, who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights and who is ultimately determined to be entitled to be paid the fair value of its Company Shares, but only in respect of the Dissent Shares;

“DRS Advice” has the meaning specified in Section 3.1;
“Effective Date” means the date upon which the Arrangement becomes effective in accordance with Section 2.11(a) of the Arrangement Agreement;
“Effective Time” means 12:01 a.m. (Toronto time) on the Effective Date or such other time as the Purchaser and the Company agree to in writing before the Effective Date;
“Exchange Ratio” means 0.0625;
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, including as such order may be amended, supplemented, modified or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;
“Governmental Entity” means: (a) any international, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, international arbitration institution, commission, board, ministry bureau, agency or entity, domestic or foreign, including the Canadian Securities Authorities and the U.S. SEC; (b) any stock exchange, including the TSX, the NYSE and Nasdaq; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi‑governmental or private body or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court after being informed of the intention of the Parties to rely upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof with respect to the Consideration Shares to be issued pursuant to the Arrangement as contemplated by Section 2.3 of the Arrangement Agreement, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended, supplemented, modified or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;
“IRS” means the U.S. Internal Revenue Service;
“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, that are binding upon or applicable to such Person or its business, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Securities Laws and applicable common law, and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its Subsidiaries or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Party and/or its Subsidiaries or its or their business, undertaking, property or securities;
“Letter of Transmittal” means the letter of transmittal to be delivered to registered Company Shareholders for use in connection with the Arrangement;
“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims or other third party interests or encumbrances of any kind, whether contingent or absolute, and any agreement, option, lease, sublease, restriction, easement, right-of-way, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Nasdaq” means the Nasdaq Global Select Market;
“Notice of Dissent” means a written notice provided by a Company Shareholder that is a registered holder of Company Shares to the Company setting forth such Company Shareholder’s objection to the Arrangement Resolution and exercise of Dissent Rights;
“NYSE” means the New York Stock Exchange;
“Parties” means, together, the Purchaser, AcquireCo and the Company, and “Party” means any one of them, as the context requires;
“Payout Percentage” means 200%;
“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;
“Plan of Arrangement” means this plan of arrangement and any amendments or variations hereto made in accordance with this plan of arrangement or upon the direction of the Court in the Final Order with the consent of the Company, AcquireCo and the Purchaser, each acting reasonably;
“Purchaser” means Royal Gold, Inc., a corporation existing under the laws of the State of Delaware;
“Purchaser Shares” means the common stock, par value U.S.$0.01 per share, in the capital of the Purchaser;
“Registrar” means the Registrar of Companies for the Province of British Columbia duly appointed under Section 400 of the BCBCA;
“Section 338(g) Election” has the meaning set out in Section 3.10;
“Tax Act” means the Income Tax Act (Canada);
“TSX” means the Toronto Stock Exchange;
“U.S. Securities Act” means the United States Securities Act of 1933; and

1.2    Interpretation Not Affected by Headings
The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section or Step by number or letter or both refer to the Article, Section or Step, respectively, bearing that designation in this Plan of Arrangement.
1.3    Number and Gender
In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.
1.4    Calculation of Time
Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a business day, such time period shall be extended to the next business day following the day on which it would otherwise end.
1.5    Date for Any Action
If the date on which any action is required to be taken hereunder by a Party is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.
1.6    Currency
Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States and “$” refers to U.S. dollars.
1.7    No Strict Construction
The language used in this Plan of Arrangement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.
1.8    Statutory, Contractual and Other References
A reference to a statute includes all rules, regulations and policies made pursuant thereto and, unless otherwise specified, the provisions of any statute, rule, regulation or policy that amends, supplements or supersedes such statute, rule, regulation or policy. A reference to an agreement, plan, order, disclosure document or filing made pursuant to applicable Law refers to such agreement, such plan, such disclosure document or such filing, as the case may be, including all schedules, exhibits, appendices and other annexes appended thereto by whatever name and any documents or information incorporated by reference (unless otherwise specified in such agreement, plan, disclosure document or filing), as amended from time to time and in whatever form such amendment is duly and validly made, including by amendment and restatement, by notice, by side letter, by supplement or otherwise.

1.9    Inclusion
In this Plan of Arrangement, “including” means including without limitation, and “include” and “includes” have a corresponding meaning.
1.10    Governing Law
This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.
1.11    Time
Time is of the essence in the performance of the Parties’ respective obligations hereunder.
1.12    Time References
In this Plan of Arrangement, unless otherwise specified, any references to time are to local time, Vancouver, British Columbia.
1.13    Other Definitions
Capitalized terms that are used herein but not defined shall have the meanings ascribed thereto in the Arrangement Agreement.
ARTICLE 2
THE ARRANGEMENT
2.1    Arrangement Agreement
This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set out in this Plan of Arrangement.
2.2    Effectiveness
This Plan of Arrangement will become effective at the Effective Time (except as otherwise provided herein) and will be binding from and after the Effective Time on the Purchaser, the Company, AcquireCo, the Depositary, the Company Shareholders, including the Dissenting Shareholders, and the holders of Company Incentive Awards, in each case, without any further authorization, act or formality on the part of any Person, except as expressly provided herein.
2.3    The Arrangement
The following steps shall occur and shall be deemed to occur, commencing at the Effective Time, sequentially in the following order, with each such step after the first occurring five minutes after the preceding step (except where otherwise indicated), and without any further authorization, act or formality on the part of any Person:

Treatment of Company RSRs
(a)    each Company RSR outstanding immediately prior to the Effective Time, whether vested or unvested, notwithstanding the terms of the Company RSR Plan, shall and shall be deemed to be immediately and unconditionally vested to the fullest extent, and shall be settled by the Company at the Effective Time in exchange for Company Shares (provided that no share certificates shall be issued with respect to such Company Shares), less any applicable withholdings pursuant to Section 3.7 and such Company Shares shall be transferred to AcquireCo pursuant to Section 2.3(c) at the time and for the Consideration provided therein, and:
(i)    the holders of such Company RSRs shall cease to be holders thereof and to have any rights as holders of such Company RSRs, other than the right to receive the consideration to which they are entitled under this Section 2.3(a);
(ii)    such holders’ names shall be, and shall be deemed to be, removed from the register of the Company RSRs maintained by or on behalf of the Company; and
(iii)    all agreements relating to the Company RSRs shall be terminated and shall be of no further force and effect.
Dissenting Shareholders
(b)    Each Dissent Share shall be and shall be deemed to be transferred and assigned by the holder thereof without any further act or formality on its part, free and clear of all Liens, to AcquireCo in accordance with, and for the consideration contemplated in, Section 4.1, and:
(i)    such Dissenting Shareholder shall cease to be, and shall be deemed to cease to be, the registered holder of each such Dissent Share and the name of such registered holder shall be, and shall be deemed to be, removed from the central securities register of the Company in respect of each such Dissent Share, and at such time each Dissenting Shareholder will have only the rights set out in Section 4.1;
(ii)    such Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Dissent Share; and
(iii)    AcquireCo shall be the holder of all of the outstanding Dissent Shares, free and clear of all Liens, and the central securities register of the Company shall be revised accordingly.
Transfer of Company Shares to AcquireCo
(c)    Each Company Share (other than Company Shares held by the Purchaser or an affiliate of the Purchaser) shall be and shall be deemed to be transferred and assigned by the holder thereof without any further act or formality on its part, free and clear of all Liens, to AcquireCo in exchange for the Consideration that will be delivered by AcquireCo for each such Company Share so transferred, in each case subject to Section 3.4 and Section 3.7. In respect of the Company Shares so transferred:
(i)    the holder thereof shall cease to be, and shall be deemed to cease to be, the registered or beneficial holder of each such Company Share and the name of such registered holder shall be removed from the central securities register of Company;
(ii)    the holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Company Share; and
(iii)    AcquireCo shall be the holder of all of the outstanding Company Shares (other than the Company Shares held by the Purchaser or an affiliate of the Purchaser), free and clear of all Liens, and the central securities register of the Company shall be revised accordingly.
Treatment of Company Options and Company PSRs
(d)    Notwithstanding Section 4.4 of the Company Option Plan, each Company Option (whether vested or unvested) outstanding immediately prior to the Effective Time held by a holder shall fully vest, and such Company Option shall remain outstanding in accordance with the terms of the Company Option Plan, and following the Effective Time, upon exercise of such Company Option, such Company Option shall entitle the holder to receive, pursuant to the terms of the Company Option and in accordance with the terms of the Company Option Plan, such number of Purchaser Shares equal to: (A) the number of Company Shares that were issuable upon exercise of such Company Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number of Purchaser Shares, at an exercise price equal to the quotient determined by dividing: (X) the exercise price per Company Share at which such Company Option was exercisable immediately prior to the Effective Time, by (Y) the Exchange Ratio, rounded up to the nearest whole cent. For greater certainty, notwithstanding Section 4.4 of the Company Option Plan, except as otherwise set out herein, the original grant agreement evidencing a Company Option, all terms and conditions of such Company Option, including the expiry date, and the conditions to and manner of exercising such Company Option existing prior to the Effective Time, shall remain the same and such Company Option shall continue to be the same Company Option after the Effective Time.
(e)    Notwithstanding any vesting or exercise or other provisions to which a Company PSR might otherwise be subject (whether by contract, the conditions of grant, applicable Law or the terms of the Company PSR Plan), each Company PSR that is outstanding immediately prior to the Effective Time shall fully vest, and shall be deemed to fully vest, and shall be, and shall be deemed to be, transferred by the holder thereof to the Company in exchange for a cash payment from the Company equal to the Fair Market Value (as defined in the Company PSR Plan) of one Company Share on the last trading day prior to the Effective Date multiplied by the Payout Percentage, less any applicable withholdings pursuant to Section 3.7, and each such Company PSR shall be immediately cancelled and
(i)    the holders of such Company PSRs shall cease to be holders thereof and to have any rights as holders of such Company PSRs, other than the right to receive the consideration to which they are entitled under this Section 2.3,
(ii)    such holders’ names shall be, and shall be deemed to be, removed from the register of the Company PSRs maintained by or on behalf of the Company, and
(iii)    all agreements relating to the Company PSRs shall be terminated and shall be of no further force and effect.
The exchanges and cancellations provided for in this Section 2.3 will be deemed to occur at or following the Effective Time as provided for in this Section 2.3, notwithstanding that certain procedures related thereto are not completed until after the Effective Date.
ARTICLE 3
DELIVERY OF CONSIDERATION
3.1    Deposit and Payment of Consideration
(a)    Following receipt of the Final Order and no later than the business day prior to the Effective Date, the Purchaser shall deposit in escrow, or cause to be deposited in escrow, with the Depositary, sufficient Purchaser Shares to satisfy the Consideration payable to the Company Shareholders in accordance with Section 2.3, which shall be held by the Depositary in escrow as agent and nominee for such former Company Shareholders for distribution to such former Company Shareholders in accordance with the provisions of this Article 3.
(b)    Upon surrender to the Depositary for cancellation of a certificate or a direct registration statement advice (a “DRS Advice”) which immediately prior to the Effective Time represented one or more Company Shares that were transferred under the Arrangement, together with a duly completed and executed Letter of Transmittal and such other documents and instruments as the Depositary or the Purchaser may reasonably require, the holder of the Company Shares represented by such surrendered certificate or DRS Advice shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder (in each case less any amounts withheld pursuant to Section 3.7 (if any)), the applicable Consideration that such holder has the right to receive, and the certificate or DRS Advice so surrendered shall forthwith be cancelled.
(c)    In the event of a transfer of ownership of Company Shares which was not registered in the transfer records of the Company, the Consideration that such holder has the right to receive, subject to Section 2.3, shall be delivered to the transferee if the certificate or DRS Advice which immediately prior to the Effective Time represented Company Shares that were exchanged for the Consideration under the Arrangement is presented to the Depositary, accompanied by all documents reasonably required to evidence and effect such transfer.
(d)    After the Effective Time and until surrendered for cancellation as contemplated by Section 3.1(b), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Company Shares, other than the Dissent Shares, shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder of such certificate or DRS Advice is entitled to receive in accordance with Section 2.3, less any amounts withheld pursuant to Section 3.7 (if any).
3.2    Distributions with Respect to Unsurrendered Certificates
No dividends or other distributions declared or made after the Effective Time with respect to Consideration Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged for Consideration Shares pursuant to Sections 2.3(c) until the holder of such certificate shall surrender such certificate in accordance with Section 3.1. Subject to applicable Law, at the time of such surrender of any such certificate (or, in the case of clause (b) below, at the appropriate payment date), there shall be paid to the holder of the certificates representing Company Shares that were exchanged for Consideration Shares pursuant to Section 2.3(c), without interest, (a) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the Consideration Shares to which such holder is entitled pursuant hereto, and (b) to the extent not paid under clause (a), on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and the payment date subsequent to surrender payable with respect to such Consideration Shares.
3.3    Deemed Fully Paid and Non-Assessable Shares
All Consideration Shares issued pursuant to this Plan of Arrangement shall be deemed to be validly issued and outstanding as fully paid and non-assessable shares.
3.4    No Fractional Shares
No fractional Consideration Shares shall be issued upon the exchange of Company Shares pursuant to Sections 2.3(c) and 3.1. Where the aggregate number of Consideration Shares to be issued to a Company Shareholder pursuant to Sections 2.3(c) and 3.1 as consideration under the Arrangement would result in a fractional Consideration Share being issuable, such fractional Consideration Share shall be rounded up to the nearest whole Consideration Share in the event that a Company Shareholder is entitled to a fractional share representing 0.5 or more of a Consideration Share and shall be rounded down to the nearest whole Consideration Share in the event that a Company Shareholder is entitled to a fractional share representing less than 0.5 of a Consideration Share.

3.5    Lost Certificates
In the event that any certificate which, immediately prior to the Effective Time, represented one or more outstanding Company Shares, which were exchanged in accordance with Section 2.3(c) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the aggregate Consideration which such holder is entitled to receive in accordance with this Plan of Arrangement. When authorizing such delivery of the aggregate Consideration which such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom the Consideration is to be delivered shall, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to AcquireCo, the Purchaser and the Depositary in such amount as AcquireCo, the Purchaser and the Depositary may direct (each acting reasonably), or otherwise indemnify AcquireCo, the Purchaser and the Depositary and/or any of their respective representatives or agents in a manner satisfactory to AcquireCo, the Purchaser and the Depositary (each acting reasonably), against any claim that may be made against AcquireCo, the Purchaser or the Depositary and/or any of their respective representatives or agents with respect to the certificate alleged to have been lost, stolen or destroyed.
3.6    Extinction of Rights
Any certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged pursuant to Section 2.3(c) that is not deposited with all other instruments required by Section 3.1 on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a securityholder of the Company, AcquireCo or the Purchaser. On such date, the Consideration Shares to which the former holder of the certificate or DRS Advice referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to the Purchaser or AcquireCo, as applicable. None of the Purchaser, AcquireCo, the Company or the Depositary shall be liable to any Person in respect of any Consideration Shares (or dividends, distributions and interest in respect thereof) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
3.7    Withholding Taxes
The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall be entitled to deduct and withhold from any amounts payable to any Person pursuant to the Arrangement or under this Plan of Arrangement (including any amounts payable pursuant to Section 2.3, Article 3 and Article 4 of this Plan of Arrangement), and from all dividends, interest, and other amounts payable or distributable to any former Company Shareholder or former holders of Company Incentive Awards, such amounts as the Purchaser, AcquireCo, the Company, the Depositary and their respective Subsidiaries or any Person on behalf of any of the foregoing, is or may be required or permitted to deduct or withhold with respect to such payment under the Tax Act, the U.S. Tax Code, or any provision of local, state, federal, provincial or foreign Law. The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall exercise commercially reasonable efforts to reduce or eliminate any deduction or withholding with respect to payments made pursuant to the Arrangement and under this Agreement and shall be entitled to request from any recipient of any payment hereunder any necessary tax forms or any other proof of exemption from withholding or any similar information. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the Person to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate authority or Person in accordance with applicable Law. In any case where the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the amount otherwise payable, the Purchaser, the Company, AcquireCo, the Depositary, their respective Subsidiaries and any Person on behalf of the foregoing, as the case may be, is authorized to sell or otherwise dispose of (or otherwise require the recipient of such payment to irrevocably direct the sale through a broker and irrevocably direct the broker to pay the proceeds of such sale of) such portion of the Consideration or other amounts payable or distributable pursuant to Section 2.3, Article 3 or Article 4 of this Plan of Arrangement as is necessary in order to fully fund such deduction or withholding requirement, and the payor shall use commercially reasonable efforts to notify the recipient of such payment of such withholding and sale, and such Person shall remit any unapplied balance of the net proceeds of such sale to the holder.
3.8    Transfer Free and Clear
For greater certainty, any transfer or exchange of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
3.9    Interest
Under no circumstances shall interest accrue or be paid by the Company, AcquireCo, the Purchaser, the Depositary or any other Person to any Company Shareholder or other Persons depositing certificates or DRS Advices pursuant to this Plan of Arrangement in respect of the Company Shares immediately existing prior to the Effective Time.
3.10    Income Tax Elections
The Purchaser shall have the sole and exclusive right, in its discretion, to make an election under Section 338(g) of the U.S. Tax Code, and any corresponding elections under state, local or non-U.S. law (collectively, a “Section 338(g) Election”), with respect to the transfer of Company Shares to AcquireCo and any of the Company’s subsidiaries that qualify as target affiliates within the meaning of Treasury Regulation Section 1.338-2(c). Any Taxes arising as a result of the Purchaser’s Section 338(g) Election shall be borne exclusively by the Purchaser. The Purchaser shall deliver to each Company Shareholder (other than holders of Dissent Shares and Company Shares held by Purchaser or an affiliate of Purchaser) a copy of IRS Form 8883 (or successor form) and any other relevant forms or filings relating to the Section 338(g) Election within a reasonable time after filing and any additional forms or documentation reasonably requested by any Company Shareholder.
ARTICLE 4
RIGHTS OF DISSENT

4.1    Dissent Rights
(a)    Pursuant to the Interim Order, Company Shareholders who are registered holders of Company Shares as of the record date of the Company Meeting may exercise rights to dissent in connection with the Arrangement under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order (“Dissent Rights”), with respect to all (but not less than all) of the Company Shares held by such Company Shareholder, provided that the Notice of Dissent contemplated by Section 242 of the BCBCA, as may be modified by the Interim Order, must be received by the Company by 4:00 p.m. on the date that is at least two business days prior to the date of the Company Meeting, or any date to which the Company Meeting may be postponed or adjourned, and provided further that holders who duly exercise such Dissent Rights and who:
(i)    are ultimately entitled to be paid the fair value of their Dissent Shares: (A) will be entitled to be paid the fair value of such Dissent Shares by AcquireCo, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be the fair value of such Dissent Shares determined as of the close of business on the day immediately before the approval of the Arrangement Resolution; (B) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(b), if applicable); (C) shall be deemed to have transferred and assigned such Dissent Shares, free and clear of any Liens, to AcquireCo in accordance with Section 2.3(b); and (D) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Company Shares; and
(ii)    are ultimately not entitled, for any reason, to be paid fair value for their Company Shares, shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting registered holder of Company Shares, and shall be entitled to receive only the Consideration pursuant to Section 2.3(c) that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.
(b)    In no circumstances shall the Purchaser, AcquireCo, the Company or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Company Shares in respect of which such rights are sought to be exercised as of the record date of the Company Meeting and as of the deadline for exercising such Dissent Rights.
(c)    In no case shall the Purchaser, AcquireCo, the Company or any other Person be required to recognize holders of Company Shares who exercise Dissent Rights as holders of Company Shares after the time that is immediately prior to the Effective Time, and the names of the Dissenting Shareholders shall be deleted from the central securities register as holders of the Company at the time at which the step in Section 2.3(b) occurs.

(d)    For greater certainty, in addition to any other restrictions in the Interim Order and under Section 238 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) a holder of any Company Incentive Awards in respect of such holder’s Company Incentive Awards; (ii) Company Shareholders who vote or have instructed a proxyholder to vote such Company Shares in favour of the Arrangement Resolution; and (iii) any other Person who is not a registered Company Shareholder as of the record date for the Company Meeting.
ARTICLE 5
GENERAL
5.1    Paramountcy
From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all rights related to the Company Shares and the Company Incentive Awards issued prior to the Effective Time, and (b) the rights and obligations of the holders of Company Shares, the holders of Company Incentive Awards, the Parties, the Depositary and any trustee or transfer agent therefor in relation thereto, and any other Person having any right, title or interest in or to Company Shares and Company Incentive Awards, shall be solely as provided for in this Plan of Arrangement.
5.2    Amendment
(a)    The Purchaser and the Company reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be (i) agreed to in writing by AcquireCo, the Company and the Purchaser, (ii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iii) communicated to Company Shareholders and the holders of Company Incentive Awards if and as required by the Court.
(b)    Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Purchaser and the Company at any time prior to the Company Meeting (provided, however, that the Company and the Purchaser shall have consented thereto in writing), with or without any other prior notice or communication, and, if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.
(c)    Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if: (i) it is consented to in writing by each of AcquireCo, the Purchaser and the Company (each acting reasonably); and (ii) if required by the Court, it is consented to by the Company Shareholders voting in the manner directed by the Court.
(d)    Any amendment, modification or supplement to this Plan of Arrangement may be made by the Company and the Purchaser without the approval of or communication to the Court or the Company Shareholders, provided that it concerns a matter which, in the reasonable opinion of the Company and the Purchaser, is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any of the Company Shareholders or holders of Company Incentive Awards.
(e)    This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.
5.3    Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and be deemed to have occurred in the order set out herein, without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to implement this Plan of Arrangement and to further document or evidence any of the transactions or events set out herein.
ARTICLE 6
U.S. SECURITIES LAW EXEMPTION
6.1    U.S. Securities Law Exemption
Notwithstanding any provision herein to the contrary, the Company, AcquireCo and the Purchaser each agree that this Plan of Arrangement will be carried out with the intention that all Consideration Shares issued pursuant to this Plan of Arrangement, whether in the United States, Canada or any other country, be issued or granted, as the case may be, and exchanged, in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and applicable state securities Laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement. To the extent necessary, to provide for the issuance of freely tradeable shares, the Purchaser shall, on or as promptly as practicable following the Effective Date, file one or more registration statements on Form S-8 with the U.S. SEC to register the issuance of Purchaser Shares upon exercise of Company Options from time to time after the Effective Time. The Purchaser has also agreed to apply and use commercially reasonable efforts to obtain approval for listing on Nasdaq by the Effective Time of the Consideration Shares and the Purchaser Shares issuable upon exercise of any Company Options.

SCHEDULE F
COMPANY REPRESENTATIONS AND WARRANTIES
(a)    Organization and Qualification. The Company and each of its Subsidiaries is duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation, and has the requisite power and authority to own its assets and conduct its business as now owned and conducted, except as disclosed in Schedule (a) of the Company Disclosure Letter. The Company and each of its Subsidiaries is duly qualified to carry on business and has authority to own, lease and operate properties, assets and carry on business as presently conducted, and is in good standing in each jurisdiction where such qualification is applicable and in which the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Company Material Adverse Effect. True and complete copies of the constating documents of the Company and each of its Subsidiaries have been delivered or made available to the Purchaser, and no action has been taken to amend or supersede such documents.
(b)    Authority Relative to this Agreement. The Company has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations under this Agreement have been duly authorized by the Company Board and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the Arrangement, other than the Interim Order, the Final Order, approval of the Company Circular by the Company Board and the Company Shareholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable by AcquireCo and the Purchaser against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(c)    No Conflict; Required Filings and Consent.
(i)    Except as disclosed in Schedule (c)(i) of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement and the performance by it of its obligations hereunder and the completion of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or both, or the happening of any other event or condition):
(A)    violate, conflict with or result in a breach of:
(1)    the constating documents of the Company or those of any of its Subsidiaries;

(2)    any Principal Company Royalty and Stream Agreement;
(3)    any Company Material Contract (other than a Principal Company Royalty and Stream Agreement) or any material Authorization to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, except as would not, individually or in the aggregate, materially and adversely affect the Company and its Subsidiaries; or
(4)    any Law to which the Company or its Subsidiaries is subject or by which the Company or its Subsidiaries is bound, subject to receipt of the Regulatory Approvals and except as would not, individually or in the aggregate, have a Company Material Adverse Effect;
(B)    give rise to any right of termination, allow any Person to exercise any rights, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled, under any Contract or Authorization to which the Company or any of its Subsidiaries is a party, except as would not, individually or in the aggregate, have a Company Material Adverse Effect; or
(C)    give rise to any pre-emptive rights, including rights of first refusal or rights of first offer, or trigger any change in control provisions or any restriction or limitation under any Contract or Authorization, or result in the imposition of any Lien (other than a Company Permitted Lien) upon any of the Company’s assets or the assets of any of its Subsidiaries, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(ii)    Other than the Regulatory Approvals, the rules and policies of the TSX and the NYSE, as applicable, the Interim Order and the Final Order, no Authorization of, or other action by or in respect of, or filing, recording, registering or publication with, or notification to, any Governmental Entity is necessary on the part of the Company or any of its Subsidiaries in order for the Company to proceed with the execution and delivery of this Agreement and the consummation of the Arrangement and the other transactions contemplated by this Agreement, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)    Subsidiaries; Ownership of Common Shares of Horizon
(i)    The Company does not have any Subsidiaries other than those listed in Schedule (d)(i) of the Company Disclosure Letter. Other than for the Regulatory Approvals, none of the Company’s Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the

Company, from making any other distribution on such Subsidiary’s shares, or from repaying to the Company any loans or advances made thereto.
(ii)    The following information with respect to each of the Company’s Subsidiaries is accurately set out in Schedule (d)(ii) of the Company Disclosure Letter: (A) its name; (B) the Company’s percentage equity ownership of it and if applicable, any other shareholder’s ownership of it; (C) capital stock; (D) its board of directors and any other officer; (E) its valid powers of attorney; and (F) its jurisdiction of incorporation, organization or formation.
(iii)    Except as disclosed in Schedule (d)(ii) of the Company Disclosure Letter, the Company beneficially owns, directly or indirectly, all of the issued and outstanding securities of each of its Subsidiaries and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) to acquire any issued or unissued securities or other ownership interests in any of the Company’s Subsidiaries.
(iv)    All of the issued and outstanding shares or other equity securities in the capital of each of the Company’s Subsidiaries are: (A) validly issued, fully-paid and, where the concept exists, non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights) and all such shares or other equity interests are owned free and clear of all Liens (other than Company Permitted Liens); and (B) free of any other restrictions including any restriction on the right to vote, sell or otherwise dispose of shares or other equity interests.
(v)    The Company legally and beneficially owns 29,274,086 common shares in the capital of Horizon and warrants entitling the Company to acquire 734,375 Horizon common shares, and all such common shares and warrants are owned free and clear of any Liens (other than Company Permitted Liens) and such securities are duly authorized, validly issued, fully paid and non-assessable. Other than as contemplated in the Horizon Support Agreement and the Horizon Arrangement Agreement and, other than Company Permitted Liens, there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third party the right to acquire any of the Horizon common shares and warrants owned by the Company.
(vi)    Other than (A) as set forth in Schedule (d)(vi) of the Company Disclosure Letter and (B) with respect to Horizon as set forth in paragraph (d)(v) above, the Company does not legally or beneficially own any material equity interests in any companies. Other than as disclosed in Schedule (d)(vi) of the Company Disclosure Letter, such equity interests are owned free and clear of any Liens (other than Company Permitted Liens) and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third party the right to acquire any of such equity interests.

(vii)    Neither the Company nor any of its Subsidiaries owns any Purchaser Shares or any other securities in the capital of the Purchaser.
(e)    Strategic Review Assets.
(i)    Except as disclosed in Schedule (e) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries have offered or agreed to amend or otherwise modify or supplement, or waive any material provision of, Strategic Review Assets, including, for certainty, any offer or agreement to settle, waive, amend, restructure, or defer the maturity date of amounts payable under the Strategic Review Assets.
(ii)    Neither the Company nor any of its Subsidiaries have taken any action or omitted to take any action which action or omission would reasonably be expected to result in the Company or any of its Subsidiaries, whether individually or jointly with any associates, affiliates, or other persons, holding more than 19.99% of the total outstanding common shares in the capital of the Strategic Review Party on a non-diluted basis.
(f)    Compliance with Laws and Constating Documents.
(i)    To the knowledge of the Company, the Company and each of its Subsidiaries is and, since January 1, 2024, has been, in compliance, in all material respects, with all applicable Laws in each jurisdiction in which it conducts business and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries is under investigation with respect to any material violation of applicable Laws from any Governmental Entity, or has received any notice that any material violation of any Law is being or may be alleged from any Governmental Entity.
(ii)    As of the date hereof, none of the Company or its Subsidiaries is in conflict with, or in default (including cross defaults) under or in violation of its articles or by-laws or equivalent organizational documents, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(g)    Company Authorizations.
(i)    To the knowledge of the Company, the Company and its Subsidiaries have obtained, and are in compliance in all material respects with, all Authorizations required by Law that are necessary to conduct their business as now being conducted, and such Authorizations are in full force and effect in accordance with their terms. True copies of all such material Authorizations have been made available to the Purchaser.
(ii)    The Company and its Subsidiaries have fully complied with and are in compliance with all such Authorizations, except, in each case, for such non-compliance which, individually or in the aggregate, would not have a Company Material Adverse Effect.

(iii)    No action, investigation or proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries in respect of or regarding any such Authorization that would reasonably be expected to result in a suspension, loss or revocation of any such Authorization, except in each case, for revocations, non-renewals or amendments which would not, individually or in the aggregate, have a Company Material Adverse Effect. Schedule (g) of the Company Disclosure Letter lists the Authorizations that are material to the operations of the Company and its Subsidiaries, taken as a whole.
(h)    Capitalization and Listing.
(i)    The authorized share capital of the Company consists of an unlimited number of Company Shares without par value and an unlimited number of preferred shares without par value. As at the close of business on the business day immediately preceding the date of this Agreement, there were: (A) 293,157,955 Company Shares validly issued and outstanding as fully-paid and non-assessable shares of the Company; (B) 14,042,750 outstanding Company Options providing for the issuance of up to 14,042,750 Company Shares upon the exercise thereof; (C) 2,418,817 outstanding Company RSRs providing for the issuance of up to 2,418,817 Company Shares upon the settlement thereof; and (D) 614,500 outstanding Company PSRs providing for the issuance of 1,229,000 Company Shares upon the settlement thereof (assuming a maximum 200% multiplier). Except for the Company Options, Company RSRs and Company PSRs referred to in this Section (h) and as set forth in Schedule (h)(i) of the Company Disclosure Letter, (1) there are no other options, warrants, conversion privileges, calls or other rights, shareholder rights plans, agreements, arrangements, commitments, or obligations of the Company or any of its Subsidiaries requiring any of them to issue or sell any shares or other securities of the Company or of any of its Subsidiaries, or any securities or obligations convertible into, exchangeable or exercisable for, or otherwise carrying or evidencing the right or obligation to acquire, any securities of the Company (including Company Shares) or any Subsidiary of the Company, and (2) no Person is entitled to any pre-emptive or other similar right granted by the Company or any of its Subsidiaries. All Company Shares issuable upon the exercise of outstanding Company Options, Company RSRs, and Company PSRs will, when issued in accordance with the terms of their respective plans, as the case may be, be duly authorized, validly issued, fully-paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights.
(ii)    Schedule (h)(ii) of the Company Disclosure Letter sets forth, as of the date hereof, (A) the names and holdings of each Person who holds outstanding Company Options, Company RSRs and Company PSRs, and (B) the exercise price of each Company Option.

(iii)    There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Shares or any shares of any of its Subsidiaries, or qualify securities for public distribution in Canada or elsewhere, or with respect to the voting or disposition of any securities of the Company or any of its Subsidiaries. No Subsidiary of the Company owns any Company Shares.
(iv)    All outstanding securities of the Company have been issued in material compliance with all applicable Laws and any pre-emptive or similar rights applicable to them.
(v)    There are no outstanding bonds, debentures or other evidences of indebtedness of the Company or any of its Subsidiaries, or any other agreements, arrangements, instruments or commitments of any kind giving any Person, directly or indirectly, the right to vote (or that are convertible or exercisable for securities having the right to vote) with the holders of the Company Shares on any matters, except Company Options, Company RSRs and Company PSRs.
(i)    Shareholder and Similar Agreements. Neither the Company nor any of its Subsidiaries is party to any shareholder, pooling, voting trust or other similar agreement relating to the ownership or voting of any issued and outstanding Company Shares or the shares of any of the Company’s Subsidiaries, other than any Company Material Contract.
(j)    Reporting Issuer Status.
(i)    The Company is a reporting issuer not on the list of reporting issuers in default (or the equivalent) under applicable Securities Laws in each of the provinces and territories of Canada, and is in material compliance with all Securities Laws applicable therein.
(ii)    The Company has not taken any action to cease to be a reporting issuer in any province or territory of Canada, nor has the Company received notification from the British Columbia Securities Commission, as principal regulator, or any other applicable securities commissions or securities regulatory authority of a province or territory of Canada seeking to revoke the Company’s reporting issuer status. No delisting of, suspension of trading in, or cease trade order with respect to, any securities of the Company and, to the knowledge of the Company, no inquiry or investigation (formal or informal) of any Canadian Securities Authority has occurred, is in effect or ongoing or, to the knowledge of the Company, has been threatened in writing with respect to the foregoing.
(k)    Reports. Since January 1, 2024, the Company has filed with all applicable Governmental Entities the Company Public Documents that the Company is required to file in accordance with applicable Securities Laws. The Company Public Documents as of their respective dates (and the dates of any amendments thereto): (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the requirements of applicable Securities Laws. Any amendments to the Company Public Documents required to be made have been filed on a timely basis with the applicable Governmental Entity. The Company has not filed any confidential material change report with any Governmental Entity which at the date hereof remains confidential and does not have any unresolved comments from the staff of the U.S. SEC.
(l)    Stock Exchange Matters.
(i)    The Company Shares are listed on the TSX and the NYSE and are not listed on any market other than the TSX and the NYSE.
(ii)    The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the TSX and the NYSE. The Company has not taken any action which would be reasonably expected to result in the delisting or suspension of the Company Shares on or from the TSX or the NYSE.
(m)    Financial Statements.
(i)    The audited consolidated financial statements for the Company and its Subsidiaries as at and for the fiscal years ended December 31, 2024 and 2023, including the notes thereto, the reports by the Company’s auditors thereon and related management’s discussion and analysis, have been, and all financial statements of the Company which are publicly disseminated by the Company in respect of any subsequent periods prior to the Effective Date will be, (A) prepared in accordance with IFRS applied on a basis consistent with prior periods and all applicable Laws, and (B) present fairly, in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and for the periods indicated therein, and its results of operations and cash flows for the respective periods covered thereby (except as may be indicated expressly in the notes thereto). There have been no material changes to the Company’s accounting policies since December 31, 2024.
(ii)    The Company has: (A) designed such disclosure controls and procedures, or caused them to be designed under the supervision of its President and Chief Executive Officer and Chief Financial Officer, to provide reasonable assurance that material information relating to the Company and its Subsidiaries is made known to the President and Chief Executive Officer and Chief Financial Officer of the Company by others, particularly during the periods in which annual or interim filings are being prepared; and (B) designed such internal controls over financial reporting, or caused them to be designed under such President and Chief Executive

Officer’s and Chief Financial Officer’s supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS.
(iii)    The Company has established “disclosure controls and procedures” and “internal control over financial reporting” (each as defined in NI 52-109) to the extent required by NI 52-109 and Securities Laws, and, as of the date hereof, the Company does not have knowledge, and has not been advised by its auditors, of any “material weakness” (as defined in NI 52-109), in each case, except as disclosed in the Company Public Documents.
(iv)    Since January 1, 2024, neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any Representative of the Company or any of its Subsidiaries has received or otherwise obtained knowledge of any complaint, allegation or claim, whether written or oral, regarding the accounting or auditing practices or internal auditing controls of the Company or any of its Subsidiaries, including any complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, which has not been resolved to the satisfaction of the audit committee of the Company Board.
(n)    Auditors. There is not now, and there has never been, any reportable event (as defined in NI 51-102) with respect to the present or any former auditor of the Company.
(o)    No Undisclosed Liabilities. The Company and its Subsidiaries, on a consolidated basis, have no material outstanding liabilities or obligations of any nature, whether or not accrued, contingent, unasserted or absolute, except for: (i) liabilities and obligations that are specifically presented on the audited balance sheet of the Company as of December 31, 2024 or disclosed in the notes thereto; (ii) liabilities and obligations that are disclosed in the Company Public Documents; (iii) liabilities and obligations incurred in the ordinary course; or (iv) liabilities and obligations incurred in connection with the Arrangement and this Agreement (including transaction related expenses).
(p)    Real Property.
(i)    Schedule (p) of the Company Disclosure Letter discloses, as of the date of this Agreement: (A) all material real property owned by the Company and its Subsidiaries excluding interests in Company Royalty and Stream Interests (“Company Owned Real Property”); and (B) all material real property leased, subleased, licensed and/or otherwise used or occupied (whether as tenant, subtenant, licensee or pursuant to any other occupancy arrangement) by the Company or its Subsidiaries, in each case, in connection with the operation of the business of the Company and its Subsidiaries as it is now being conducted (“Company Leased

Real Property” and together with the Company Owned Real Property, the “Company Property”).
(ii)    Schedule (p) of the Company Disclosure Letter also identifies each lease, sublease, license or other agreement under which the Company or its Subsidiaries lease, sublease, license or otherwise use or occupy the Company Leased Real Property (including all amendments, modifications, supplements, renewals and extensions thereto and guarantees thereof, the “Leases”).
(iii)    Schedule (p) of the Company Disclosure Letter also identifies each sublease, license or other Contract or agreement under which the Company or its Subsidiaries sublease, license or otherwise permit a third party to use or occupy the Company Leased Real Property (including all amendments, modifications, supplements, renewals and extensions thereto and guarantees thereof, the “Sub-Leases”).
(iv)    The Company or its Subsidiaries holds good and valid leasehold interests in the Company Leased Real Property pursuant to the Leases, which leasehold interests are free and clear of all Liens (other than Company Permitted Liens), except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries. Neither the Company nor its Subsidiaries has received any written notice regarding a material violation, breach or default under any of the Leases or Sub-Leases that has not since been cured.
(q)    Operational Matters. Except as would not, individually or in the aggregate, be reasonably expected to result in a Company Material Adverse Effect, all costs, expenses, and liabilities payable on or prior to the date hereof under the terms of any Contracts to which the Company or any of its Subsidiaries is a party, have been properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the ordinary course.
(r)    Principal Company Royalty and Stream Interests.
(i)    Schedule (r) of the Company Disclosure Letter lists all Principal Company Royalty and Stream Interests.
(ii)    Other than as set out in Schedule (r) of the Company Disclosure Letter, each of the Company and its Subsidiaries is the sole legal and beneficial owner of, and has valid, undisturbed and sufficient right, title and interest in, free and clear of any defect or Lien (other than Company Permitted Liens): (A) each of the Principal Company Royalty and Stream Interests; and (B) all Authorizations, licenses, and all other rights relating in any manner whatsoever to, or necessary for, the acquisition or holding of the Principal Company Royalty and Stream Interests, or necessary to perform the operation of its business as presently owned and conducted in all material respects; and is entitled to the benefits of, all of its material properties and assets of any nature whatsoever and to all benefits derived therefrom including all its material properties and assets reflected in the balance sheet forming part of the Company Public Documents, except as indicated in the notes thereto, together with all additions thereto, and other than Company Permitted Liens, such material properties and assets are not subject to any Lien or defect in title of any kind except as is specifically identified in the balance sheets forming part of the Company’s financial statements and in the notes thereto.
(iii)    True and complete copies of the Principal Company Royalty and Stream Agreements and any material ancillary documentation (including applicable guarantees and security documents) and all amendments entered into in connection with any thereof have been made available to the Purchaser.
(iv)    The Company and each of its Subsidiaries has duly and timely satisfied all of the material obligations required to be satisfied, performed and observed by it under each of the Principal Company Royalty and Stream Agreements prior to the date of this Agreement, and is in compliance with all ongoing material terms, conditions and covenants contained therein, and there exists no default or event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default by the Company or any of its Subsidiaries under any Principal Company Royalty and Stream Agreements.
(v)    Except as set out in Schedule (r) of the Company Disclosure Letter, each Principal Company Royalty and Stream Agreement and each of the Principal Company Royalty and Stream Interests is in good standing in all material respects, enforceable and in full force and effect, except: (x) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(vi)    To the knowledge of the Company, (A) no other party to any Principal Company Royalty and Stream Agreement is in breach, violation or default of the material terms, conditions or covenants of any such Principal Company Royalty and Stream Agreement and (B) except as set out in Schedule (r) of the Company Disclosure Letter, there exists no condition which with the passage of time or the giving of notice or both would result, or would reasonably be expected to result, in such a breach, violation or default by any such other party.
(vii)    Other than pursuant to Company Permitted Liens or as would not, individually or in the aggregate, materially and adversely impact the Company and its Subsidiaries: (A) the Company and its Subsidiaries have the exclusive right to own and receive all benefits associated with the Principal Company Royalty and Stream Interests; (B) no person or entity of any nature whatsoever other than the Company or its Subsidiaries has any interest in the Principal Company Royalty and Stream Interests, or in the production, payments, benefits or profits therefrom, or any right to acquire or otherwise obtain any such interest; (C) except as disclosed in Schedule (r) of the Company Disclosure Letter, there are no back-in rights, earn-in rights, rights of first refusal, off-take rights or obligations, third party royalty rights, third party streaming rights, or other rights of any nature whatsoever in relation to the Principal Company Royalty and Stream Interests, and to the knowledge of the Company, no such rights are asserted by any person or entity; (D) there is no Contract, option or any other right or obligation binding upon, or which at any time in the future may become binding upon the Company or any of its Subsidiaries requiring it to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of, encumber or create any Lien over any of the Principal Company Royalty and Stream Interests; and (E) neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity or any other Person of any revocation or intention to revoke, materially diminish, materially adversely modify or challenge its interest in the Principal Company Royalty and Stream Interests.
(viii)    Except as disclosed in Schedule (r) of the Company Disclosure Letter or as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, to the knowledge of the Company, there are no adverse claims, demands, actions, suits or proceedings that have been commenced or are pending or that are threatened, relating to the Principal Company Royalty and Stream Interests or the Principal Company Royalty and Stream Agreements, in each case which would reasonably be expected to affect the Company’s or its Subsidiaries’ right, title or interest in such Principal Company Royalty and Stream Agreements or the ability of the Company or its Subsidiaries to receive the benefits associated with such Principal Company Royalty and Stream Agreements, including the title to or ownership by the Company or its Subsidiaries of the foregoing, or which would reasonably be expected to involve the possibility of (A) any judgement or liability affecting the Principal Company Royalty and Stream Interests or (B) any judicial liens or attachments over any payments under, or monies received under, any of the Principal Company Royalty and Stream Agreements (other than Company Permitted Liens).
(ix)    Except as disclosed in Schedule (r) of the Company Disclosure Letter, the Company has not been notified in writing by any Person of any fact relating to any of its Principal Company Royalty and Stream Interests, the Principal Company Royalty and Stream Agreements or the Company Underlying Mineral Properties, in each case which would reasonably be expected to, individually or in the aggregate, materially and adversely affect: (A) the Company and its Subsidiaries and/or (B) individually, any Principal Company Royalty and Stream Interest.

(x)    To the extent requested by the Purchaser and permitted to be disclosed by the Company, the Company has provided the Purchaser with access to full and complete copies of all material third party exploration, development and production information and data including all material scientific and technical information (including all material drill, sample and assay results and all maps) and all technical reports, feasibility studies and other similar reports and studies prepared by third parties concerning the Company Underlying Mineral Properties.
(xi)    Except as would not, individually or in the aggregate, materially and adversely impact the Company and its Subsidiaries, or as disclosed in Schedule (r) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the completion and performance of the Arrangement and the other transactions contemplated by this Agreement will:
(A)    give any Person the right to terminate, cancel or amend any contractual or other right of the Company or any of its Subsidiaries, including with respect to the Principal Company Royalty and Stream Interests;
(B)    result in the creation of any Lien on the Principal Company Royalty and Stream Interests;
(C)    result in a breach, contravention or default, or require the consent of any Person under any provision of the Principal Company Royalty and Stream Agreements; or
(D)    give rise to any rights of first refusal, rights of first offer or acquisition rights, or trigger any change of control provisions, or any notices, consents, restrictions or limitations under any Principal Company Royalty and Stream Agreement.
(xii)    No Person has any agreement or option or any right or privilege capable of becoming an agreement or option for the purchase from the Company or its Subsidiaries of any of the Principal Company Royalty and Stream Interests. Neither the Company nor any of its Subsidiaries is obligated under any prepayment contract or other prepayment arrangement to deliver mineral products at some future time without then receiving full payment therefor.
(s)    Remaining Company Royalty and Stream Interests.
(i)    Schedule (s) of the Company Disclosure Letter lists all Remaining Company Royalty and Stream Interests.
(ii)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, or as set out in Schedule (s) of the Company Disclosure Letter, to the knowledge of the

Company, each of the Company and its Subsidiaries is the sole legal and beneficial owner of, and has valid, undisturbed and sufficient right, title and interest in, free and clear of any defect or Lien (other than Company Permitted Liens): (A) each of the Remaining Company Royalty and Stream Interests; and (B) all Authorizations, licenses, and all other rights relating in any manner whatsoever to, or necessary for, the acquisition or holding of the Remaining Company Royalty and Stream Interests; and is entitled to the benefits of all of its Remaining Company Royalty and Stream Interests reflected in the balance sheet forming part of the Company Public Documents, except as indicated in the notes thereto, together with all additions thereto, and other than Company Permitted Liens, such properties and assets are not subject to any Lien or defect in title of any kind except as is specifically identified in the balance sheets forming part of the Company’s financial statements and in the notes thereto.
(iii)    True and complete copies of the Remaining Company Royalty and Stream Agreements and any material ancillary documentation (including applicable guarantees and security documents) and all amendments entered into in connection therewith have been made available to the Purchaser, except any Remaining Company Royalty and Stream Agreements which would not be individually or in the aggregate material to the Company and its Subsidiaries, but including the “Enumerated Remaining Company Royalty and Stream Agreements” set out in Schedule (s) of the Company Disclosure Letter,
(iv)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, to the knowledge of the Company, the Company and each of its Subsidiaries has duly and timely satisfied all of the material obligations required to be satisfied, performed and observed by it under each of the Remaining Company Royalty and Stream Agreements, and is in compliance with all material terms, conditions and covenants contained therein, and there exists no default or event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default by the Company or any of its Subsidiaries under any Remaining Company Royalty and Stream Agreements.
(v)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, or as set out in Schedule (s) of the Company Disclosure Letter, to the knowledge of the Company, each Remaining Company Royalty and Stream Agreement and each of the Remaining Company Royalty and Stream Interests is in good standing in all respects, enforceable and in full force and effect, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(vi)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, or as set out in Schedule (s) of the Company Disclosure Letter, to the knowledge of the Company, (A) no other party to any Remaining Company Royalty and Stream Agreement is in breach, violation or default of the terms, conditions or covenants of any such Remaining Company Royalty and Stream Agreement and (B) there exists no condition which with the passage of time or the giving of notice or both would result, or would reasonably be expected to result, in such a breach, violation or default of the terms, conditions or covenants of any such Remaining Company Royalty and Stream Agreement.
(vii)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, or as disclosed in Schedule (s) of the Company Disclosure Letter, and other than pursuant to Company Permitted Liens, to the knowledge of the Company; (A) there is no Contract, option or any other right or obligation binding upon, or which at any time in the future may become binding upon the Company or any of its Subsidiaries requiring it to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of, encumber or create any Lien over any of the Remaining Company Royalty and Stream Interests; and (B) neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity or any other Person of any revocation or intention to revoke, materially diminish, materially adversely modify or challenge its interest in the Remaining Company Royalty and Stream Interests.
(viii)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, or as disclosed in Schedule (s) of the Company Disclosure Letter, to the knowledge of the Company, there are no adverse claims, demands, actions, suits or proceedings that have been commenced or are pending or that are threatened, relating to the Remaining Company Royalty and Stream Interests or the Remaining Company Royalty and Stream Agreements, in each case which would reasonably be expected to affect the Company’s or its Subsidiaries’ right, title or interest in such Remaining Company Royalty and Stream Agreements or the ability of the Company or its Subsidiaries to receive the benefits associated with such Remaining Company Royalty and Stream Agreements, including the title to or ownership by the Company or its Subsidiaries of the foregoing, or which would reasonably be expected to involve the possibility of (A) any judgement or liability affecting the interests of the Company or its Subsidiaries in the Remaining Company Royalty and Stream Interests or (B) any judicial liens or attachments over any payments under, or monies received under, any of the Remaining Company Royalty and Stream Agreements (other than Company Permitted Liens).

(ix)    Except as set out in Schedule (s) of the Company Disclosure Letter, the Company has not been notified in writing by any Person of any fact relating to any of its Remaining Company Royalty and Stream Interests or the Remaining Company Royalty and Stream Agreements, which would in the aggregate reasonably be expected to materially and adversely impact the Company and its Subsidiaries.
(x)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries or as disclosed in Schedule (s) of the Company Disclosure Letter, to the knowledge of the Company, neither the execution and delivery of this Agreement nor the completion and performance of the Arrangement and the other transactions contemplated by this Agreement will:
(A)    give any Person the right to terminate, cancel or amend any contractual or other right of the Company or any of its Subsidiaries, including with respect to the Remaining Company Royalty and Stream Interests;
(B)    result in the creation of any Lien on the Remaining Company Royalty and Stream Interests;
(C)    result in a breach, contravention or default, or require the consent of any Person under any provision of the Remaining Company Royalty and Stream Agreements; or
(D)    give rise to any rights of first refusal, rights of first offer or acquisition rights, or trigger any change of control provisions, or any notices, consents, restrictions or limitations under any Remaining Company Royalty and Stream Agreement.
(xi)    Except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries, to the knowledge of the Company, no Person has any agreement or option or any right or privilege capable of becoming an agreement or option for the purchase from the Company or its Subsidiaries of any of the Remaining Company Royalty and Stream Interests.
(t)    Scientific and Technical Information. The Company Public Documents are in material compliance with the applicable provisions of Securities Laws. The Company has duly filed with the applicable regulatory authorities all reports required by Securities Laws, and all such reports complied in all material respects with the requirements of Securities Laws at the time of filing thereof. The scientific and technical information set forth in the Company Public Documents relating to mineral resources and mineral reserves required to be disclosed therein pursuant to Securities Laws has been prepared by the Company and/or the applicable Operators and their respective consultants, as applicable, in accordance with methods generally applied in the mining industry and materially conforms to the requirements of Securities Laws.

(u)    Employment Matters.
(i)    Schedule (u)(i) of the Company Disclosure Letter sets forth a complete list of each management level (executive vice president and above) Company Employee as at the date hereof, together with each such Company Employee’s (A) position or function, (B) work location, (C) date of hire, (D) annual base salary or hourly rate of pay, (E) any incentive or bonus arrangement, (F) bonuses paid for the most recently completed year; (G) accrued vacation time, (H) status as active or inactive (and where inactive, the reason for such leave and expected date of return, if known), and (I) Company Benefit Plan participation. The Company has provided a complete list of each Company Employee and material independent contractors as at the date hereof setting forth, for each Company Employee or independent contractor, the (J) position or function, (K) work location, (L) date of hire, (M) annual base salary or hourly rate of pay, (N) any incentive or bonus arrangement, (O) bonus paid for the two most recently completed years, (P) accrued vacation time, (Q) type of contract (i.e., for a definite or indefinite term) and (I) status as active or inactive (and where inactive, the reason for such leave and expected date of return, if known).
(ii)    Except as disclosed in Schedule (u)(ii) of the Company Disclosure Letter, the Company and each of its Subsidiaries have made available to the Purchaser the form(s) of the Contracts executed by each management level (executive vice president and above) Company Employee and the Contracts of all management level (executive vice president and above) Company Employees are substantially in the form(s) of the Contracts made available to the Purchaser. Except as disclosed in Schedule (u)(ii) of the Company Disclosure Letter, no Company Employee has any agreement as to length of notice or severance payment required to terminate his or her employment in excess of the statutory minimum notice of termination (or payment in lieu of notice), and severance payment (if applicable) required pursuant to applicable employment standards legislation (other than such as results by Law for any employee without an agreement as to notice of termination or severance).
(iii)    Other than as disclosed in Schedule (u)(iii) of the Company Disclosure Letter or as provided for or permitted by this Agreement or the Plan of Arrangement, neither the Company nor any of its Subsidiaries has entered into any agreement providing for employment, severance, retention, bonus, golden parachute, change of control, or termination payments or entitlements to any current or former Company Employee in connection with the termination of their position or their employment with the Company or any of its Subsidiaries, in connection with the consummation of the Arrangement, or as a result of a change in control of the Company.
(iv)    As at the date hereof, neither the Company nor any of its Subsidiaries (A) is a party to any collective bargaining agreement, or (B) is subject to any application for certification or, to the knowledge of the Company, threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement. To the knowledge of the Company, no labour strike, lock-out, slowdown, picketing, hand-billing, boycott, work stoppage, grievance, complaint or application is pending or threatened against or directly affecting the Company or any of its Subsidiaries, and there have not been any such activities, disputes or proceedings in the last year. As at the date hereof, there are no employee associations, affiliated bargaining agent, voluntary recognized or certified unions or council of trade unions authorized to represent any of the employees of the Company or any of its Subsidiaries including by way of certification, interim certification, voluntary recognition, designation or successor rights.
(v)    To the knowledge of the Company, all amounts due or accrued for all salary, wages, bonuses, commissions, vacation pay, overtime, sick days and benefits under the Company Benefit Plans have either been paid or are accurately reflected in the books and records of the Company and its Subsidiaries. All liabilities in respect of the Company Employees have or shall have been paid or accrued to the Effective Date, including premium contributions, remittances and assessments for employment insurance, employer health tax, Canada Pension Plan, income tax, workers’ compensation and any other employment-related legislation.
(vi)    To the knowledge of the Company, the Company and its Subsidiaries are in material compliance with all terms and conditions of employment (including the terms of any applicable collective bargaining agreement) and applicable Laws relating to employment or termination of employment, including pay equity, employees’ profit sharing, assignment of employees and personnel provision services, wages, hours of work, overtime, vacation, human rights, employer health tax, workers compensation and occupational health and safety.
(vii)    To the knowledge of the Company, there are no material employment-related claims, complaints, investigations or orders under applicable Laws respecting employment now pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries by or before any Governmental Entity.
(viii)    Each and every Company Employee has all the necessary permits under applicable Laws to lawfully work in the country of their employment, including any working visa that may be required. Each of the Company and its Subsidiaries has the necessary permits to employ each and every Company Employee in terms of applicable Laws, including any migratory permit to hire foreign employees, as applicable.
(ix)    To the knowledge of the Company, each of the Company and its Subsidiaries has properly characterized retained individuals as either employees or independent contractors for the purposes of Taxes and other applicable Laws, including employment, labour and workers compensation Laws and none of them has received any notice from any Governmental Entity disputing such classification.
(x)    The individual employment agreements entered into by the Company and its Subsidiaries with the Company Employees comply with and have complied, in all material respects, with all applicable Laws.
(xi)    Other than as disclosed in Schedule (u)(xi) of the Company Disclosure Letter or as provided for or permitted by this Agreement or the Plan of Arrangement, other than in the ordinary course (including annual cost-of-living salary increases), (A) since December 31, 2024, the Company and its Subsidiaries have not granted or promised any Company Employee any extraordinary or special increases in compensation or benefits, or any payment of any bonus, deferred compensation, golden parachute, change of control or similar arrangement, and (B) no Company Employee is entitled to any increase in compensation or bonus or other increase in benefits after, or as a result of, the transactions contemplated by this Agreement.
(xii)    No Company Employee has given written notice to the Company and/or its Subsidiaries of an intention to terminate employment and, to the knowledge of the Company, no such Company Employee intends to terminate employment. To the knowledge of the Company, the terminations of all past Company Employees have been implemented in material compliance with applicable Laws and to the knowledge of the Company, the departure, either by resignation or termination, of all past Company Employees have been duly documented pursuant to applicable Laws.
(xiii)    True and complete copies of all Company Indemnity or Payment Agreements have been provided to the Purchaser prior to the date hereof.
(v)    Absence of Certain Changes or Events. Except as disclosed in the Company Public Documents, since December 31, 2024:
(i)    the Company and its Subsidiaries have conducted their respective businesses in the ordinary course in all material respects and have not taken any steps to take any actions which, if taken after the date hereof, would require the Purchaser’s consent pursuant to Section 5.1 of this Agreement;
(ii)    there has not been any damage, destruction or other casualty loss with respect to any asset owned, leased or otherwise used by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, whether or not covered by insurance (other than in the ordinary course or regular wear and tear);

(iii)    there has not been any acquisition or disposition (including any reconveyance) by the Company or any of its Subsidiaries of any property or asset that would be material to the Company and its Subsidiaries, taken as a whole, other than the Arrangement or as expressly permitted by this Agreement;
(iv)    there has not been any material write down by the Company of the value of any of the assets, including the Principal Company Royalty and Stream Interests, of the Company and its Subsidiaries, taken as a whole; and
(v)    through to the date of this Agreement, there has not been any change, effect, event, occurrence or state of facts or circumstance that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(w)    Litigation. Except as disclosed in Schedule (w) of the Company Disclosure Letter, there are no claims, actions, suits, demands, arbitrations, charges, indictments, orders, hearings or other civil, criminal, administrative or investigative proceedings, or other investigations or examinations pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, the business of the Company or any of its Subsidiaries, or affecting any of their properties or assets, before or by any Governmental Entity which, if adversely determined, would have, or would reasonably be expected to have, a Company Material Adverse Effect or would significantly impede the ability of the Company to consummate the Arrangement. To the knowledge of the Company, there are no events or circumstances which would reasonably be expected to give rise to or serve as a basis for the commencement of any such claim, action, suit, demand, arbitration, charge, indictment, order, hearing or other civil, criminal, administrative or investigative proceeding, or other investigation or examination. There are no outstanding orders, judgments, injunctions, or decrees against the Company or its Subsidiaries that materially and adversely impact the business, property or assets of the Company and its Subsidiaries. Each of the Company and its Subsidiaries does not intend to initiate any suits, actions, claims or arbitrations.
(x)    Intellectual Property. Schedule (x) of the Company Disclosure Letter sets forth a complete list of all material registered and unregistered Intellectual Property of the Company and its Subsidiaries. The Company and its Subsidiaries have sufficient rights to use or otherwise exploit the Intellectual Property necessary to carry on the business now operated by them and (i) there is no action, suit, proceeding or claim pending or, to the knowledge of the Company, threatened by others challenging the rights of the Company and its subsidiaries in or to any Intellectual Property which is used for the conduct of the business of the Company and its Subsidiaries as currently carried on, and as set out in the Company Public Documents, and (ii) to the knowledge of the Company, the conduct of the business as currently carried on as set forth in the Company Public Documents, including the use of Intellectual Property, does not infringe upon the Intellectual Property of any Person in any material respect. To the knowledge of the Company, no Person is currently infringing upon, misappropriating or otherwise violating any of the Intellectual Property owned by the Company or its Subsidiaries in any material respect.
(y)    Taxes.
(i)    Each of the Company and its Subsidiaries has duly and timely filed all material Tax Returns required to be filed by it prior to the date hereof and all such Tax Returns are true, complete and correct in all material respects.
(ii)    Except as disclosed in Schedule (y)(ii) of the Company Disclosure Letter, no Tax Return of the Company or any of its Subsidiaries is under audit by any Governmental Entity, and no written or oral notice of such an audit has been received by the Company. The Company is not a party to, or otherwise subject to, a proceeding in which Taxes are being contested.
(iii)    Each of the Company and its Subsidiaries has paid on a timely basis all material Taxes which are due and payable by it on or before the date hereof (including instalments) and has provided accruals in accordance with IFRS in the most recently published consolidated financial statements of the Company for any Taxes of the Company and its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course.
(iv)    Except as disclosed in Schedule (y)(iv) of the Company Disclosure Letter, to the knowledge of the Company, no material deficiencies, litigation, audits, claims, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of the Company or any of its Subsidiaries, and neither the Company, nor any of its Subsidiaries, is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their respective assets.
(v)    No claim has been made by any Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company, or any of its Subsidiaries, is or may be subject to Tax by that jurisdiction or is or may be required to file a tax return in that jurisdiction and none of the Company nor any of its Subsidiaries carries on business in a jurisdiction in which it does not file a Tax Return in respect of income.
(vi)    There are no Liens with respect to Taxes upon any of the assets of the Company or any of its Subsidiaries (other than Company Permitted Liens).

(vii)    Each of the Company and its Subsidiaries has withheld, deducted or collected all material amounts required to be withheld, deducted or collected by it on account of Taxes and has duly and timely remitted all such amounts to the appropriate Governmental Entity as required by Law. Each of the Company and its Subsidiaries has complied with all related information reporting, withholding and record retention requirements.
(viii)    There are no outstanding agreements, arrangements, elections, waivers or objections extending or waiving the statutory period of limitations applicable to any material claim for, or the period for the collection or assessment or reassessment of Taxes due from the Company or any of its Subsidiaries, for any taxable period and no request for any such waiver or extension is currently pending.
(ix)    The Company and each of its Subsidiaries has made available to the Purchaser true, correct and complete copies of all material Tax Returns, notices of assessment or reassessment of the Company and any of its Subsidiaries, all correspondence with any Governmental Entity relating to Taxes, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.
(x)    None of the Company or any of its Subsidiaries has, at any time, directly or indirectly transferred any property or supplied any services to, or acquired any property or services from, a Person with whom the Company or Subsidiary, as the case may be, was not dealing at arm’s length (within the meaning of the Tax Act) for consideration other than consideration equal to the fair market value of such property or services at the time of transfer, supply or acquisition, as the case may be, nor has the Company or any of its Subsidiaries been deemed to have done so for purposes of the Tax Act.
(xi)    To the knowledge of the Company, the Company and its Subsidiaries have complied in all material respects with the transfer pricing (including any contemporaneous documentation) provisions of each applicable Law, including for greater certainty, under section 247 of the Tax Act (and the corresponding provisions of any applicable provincial Law).
(xii)    There are no circumstances existing which could result in the material application of Sections 15, 17, 78, 80 to 80.04 or 224 of the Tax Act, or any equivalent provision under provincial Law, to the Company or any of its Subsidiaries. Except as in accordance with past practices, the Company and its Subsidiaries have not claimed nor will they claim any reserve under any provision of the Tax Act or any equivalent provincial provision, if, as a result, any material amount could be included in the income of the Company or its Subsidiaries for any period ending after the Effective Date.

(xiii)    None of the Company nor any of its Subsidiaries has any liability for Taxes of any other Person including, for greater certainty, under Sections 159 or 160 of the Tax Act (or any similar provisions of federal, state, local or foreign law).
(xiv)    The total fair market value of all of the shares that are owned directly or indirectly by the Company and that are shares of “foreign affiliates”, as defined in the Tax Act, of the Company does not exceed 75% of the total fair market value of all properties owned by the Company for purposes of section 212.3 of the Tax Act.
(xv)    The Company Shares are not “taxable Canadian property” within the meaning of the Tax Act.
(xvi)    For the purposes of the Tax Act, any applicable Tax treaty and any other relevant Tax purposes (A) the Company is resident in, and is not a non-resident of, Canada, and is a “taxable Canadian Corporation” and (B) each of its Subsidiaries is resident in the jurisdiction in which it was formed, and is not resident in any other country and if resident in Canada and is a corporation, is a “taxable Canadian corporation”.
(xvii)    Neither the Company nor any Subsidiary of the Company is, or has been, a member of any affiliated, consolidated, combined or unitary Tax group, other than a group the common parent of which is the Company or any Subsidiary of the Company.
(xviii)    Neither the Company nor any of its Subsidiaries is a party to, or is bound by or has any obligation under any material Tax Sharing Agreement.
(xix)    The Company and each of its Subsidiaries has retained all material tax, accounting and Corporate Records required by applicable Law to support any tax or accounting position, filing or claim made by them with respect to Taxes for taxable periods for which the applicable statutory periods of limitations have not expired.
(xx)    The Company and each of its Subsidiaries has not incurred any material liability for Taxes arising from transactions outside the ordinary course.
(xxi)    The Company and each of its Subsidiaries does not have an application pending with any Governmental Entity requesting permission for any change in accounting method that relates to its business.
(xxii)    Each of the Company Options, as at the date hereof, was granted in accordance with and satisfies each of the provisions required by paragraph 110(1)(d) of the Tax Act and neither the Company nor any employer of the holder of a Company Option was a "specified person" as described by Subsection 110(0.1) of the Tax Act.
(z)    Books and Records.

(i)    The Corporate Records have been maintained in accordance with all applicable Laws in all material respects, and the minute books of the Company and except as set out in Schedule (z) of the Company Disclosure Letter, each of its Subsidiaries as made available to the Purchaser are complete and accurate in all material respects, except for minutes relating to the Arrangement or this Agreement.
(ii)    The financial books and records and accounts of the Company and each of its Subsidiaries: (A) have been maintained, in all material respects, in accordance with IFRS; (B) are stated in reasonable detail and accurately and fairly reflect, in all material respects, the transactions and dispositions of assets of the Company and its Subsidiaries; and (C) accurately and fairly reflect, in all material respects, the basis for the Company’s consolidated financial statements.
(aa)    Insurance. As at the date hereof, the Company and its Subsidiaries have in place the insurance policies disclosed in Schedule (aa) of the Company Disclosure Letter specifying the insurer, amount and nature of coverage, and the date through which coverage will continue by virtue of premiums already paid. All insurance maintained by the Company or any of its Subsidiaries is in full force and effect and in good standing, and neither the Company nor its Subsidiaries are in default, whether as to payment of premium or otherwise. To the knowledge of the Company, neither the Company nor any of its Subsidiaries has failed to give notice to an insurer under any policy of an occurrence or claim on a timely basis, or received notice or otherwise become aware of any intent of an insurer to rescind any insurance policy, deny any property loss sustained and claimed by the Company or its Subsidiaries or deny coverage for any third party liability claim made against any insured (including the Company, its Subsidiaries and the Company Employees) or deny coverage relating to any claim made against a director or officer of the Company or one of its Subsidiaries or not to renew any policy of insurance on its expiry. To the knowledge of the Company, no notice of an occurrence or notice of circumstances has been given to any insurer by the either the Company or any of its Subsidiaries regarding an occurrence or circumstances that could rise to a potential claim against an insured under any insurance policy. The limits of coverage for the Company’s current insurance policies have not been eroded by any insurer’s indemnity paid for sustained property loss or indemnity paid for any third party claim made against an insured or defence costs incurred.
(bb)    Benefit Plans.
(i)    Schedule (bb)(i) of the Company Disclosure Letter contains a true and complete list of all material Company Benefit Plans. Current and complete copies of all the Company Benefit Plans as amended as of the date hereof, or if unwritten a summary of material terms, have been delivered or made available to the Purchaser together with (A) any annuity contract, trust agreement, insurance policy, or other funding agreement; and (B) any employee booklet, policy or plan summary. No fact, condition or circumstance exists that would materially affect the information contained in the documents required to be provided to the Purchaser pursuant to this Section (bb)(i).
(ii)    No material Company Benefit Plan:
(A)    is subject to federal or provincial pension standards legislation;
(B)    is a “retirement compensation arrangement”, a “deferred profit sharing plan”, or a “salary deferral arrangement”, as each such term is defined in the Tax Act;
(C)    provides for health and welfare benefits which are not fully-insured;
(D)    provides for retiree or post-termination benefits to Company Employees or former Company Employees or beneficiaries or dependents thereof (other than as required by applicable Laws); or
(E)    except as disclosed in Schedule (bb)(ii) of the Company Disclosure Letter, provides benefits to dependent or independent contractors.
(iii)    Each Company Benefit Plan is, and has been, established, registered (if required), amended, funded, operated, communicated, administered and invested, in all material respects, in compliance with its terms and all Laws; all employer and employee payments, contributions and premiums required to be remitted, paid to or in respect of each Company Benefit Plan, as of the date hereof, have been paid or remitted in a timely fashion in accordance with its terms and all Laws; and all obligations in respect of each Company Benefit Plan have been properly accrued and reflected in the Company’s financial statements.
(iv)    To the knowledge of the Company, there are no investigations by a Governmental Entity or material claims (other than routine claims for payment of benefits) pending involving any Company Benefit Plan, and to the knowledge of the Company there exists no state of facts which would reasonably be expected to give rise to such investigations or material claims (other than routine claims for payment of benefits).
(v)    There has been no amendment to, or announcement by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Company Benefit Plan and no Company Benefit Plan contains provisions permitting retroactive increase or payments on termination which, in each case, would materially increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year.
(vi)    Except as disclosed in Schedule (bb)(vi) of the Company Disclosure Letter, neither the execution of this Agreement by the Company nor the consummation of the Arrangement pursuant to the Plan of Arrangement (whether alone or in conjunction with any subsequent events) would result in (A) any Company Employees receiving termination or severance pay or any increase in termination or severance pay upon any termination of employment after the date hereof, (B) acceleration of the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to any of the Company Benefit Plans, or (C) limiting or restricting the right of the Company or, after the consummation of the Arrangement, the Purchaser to merge, amend or terminate any of the Company Benefit Plans, other than those limits or restrictions pursuant to applicable Laws.
(vii)    There is no entity other than the Company or its Subsidiaries participating in any Company Benefit Plan.
(viii)    All data necessary to administer each Company Benefit Plan is in the possession of the Company or its Subsidiaries or its agents and is in a form which is sufficient for the proper administration of the Company Benefit Plan in accordance with its terms and, to the knowledge of the Company, such data is complete and correct in all material respects.
(cc)    Non-Arm’s Length Transactions. Other than employment, indemnification or compensation agreements entered into in the ordinary course, there are no current Contracts or other transactions currently in place (including relating to indebtedness by or to the Company or its Subsidiaries) between the Company or its Subsidiaries, on the one hand, and any (i) officer or director of the Company or any of its Subsidiaries, (ii) any holder of record or, to the knowledge of the Company, beneficial owner, of 10% or more of the voting securities of the Company, or (iii) to the knowledge of the Company, any affiliate or associate of any officer, director or beneficial owner, on the other hand.
(dd)    Company Material Contracts. Schedule (dd) of the Company Disclosure Letter lists all of the Company Material Contracts other than the Principal Company Royalty and Stream Agreements (the “Other Company Material Contracts”). In relation to such Other Company Material Contracts:
(i)    All such Other Company Material Contracts are legal, valid and binding, and in full force and effect and are enforceable by the Company (or a Subsidiary of the Company, as the case may be) in accordance with their terms (subject to bankruptcy, insolvency and other applicable Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may be granted only in the discretion of a court of competent jurisdiction). The Company and each of its Subsidiaries has complied in all material respects with all the terms of such Other Company Material Contracts to which it is a party. Except as disclosed in Schedule (dd) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is in breach of, or default under, any such Other Company Material Contract to which it is a party or bound, nor does the Company have knowledge of any condition that with the passage of time or the giving of notice or both would result in such a breach or default, except in each case where any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Company and its Subsidiaries.
(ii)    As of the date hereof, neither the Company nor any of its Subsidiaries knows of, or has received written notice of, any breach or default under (nor, to the knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under) any such Other Company Material Contract by any other party thereto except where any such violation or default does not and would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Company and its Subsidiaries.
(iii)    To the knowledge of the Company, prior to the date hereof the Company has made available to the Purchaser true and complete copies of all of such Other Company Material Contracts.
(iv)    Neither the Company nor any of its Subsidiaries has received written notice that any party to such Other Company Material Contract intends to cancel, terminate, materially modify or not renew such Other Company Material Contract.
(ee)    Standstill Agreements. Neither the Company nor any of its Subsidiaries has waived any standstill agreements or provisions in respect of the securities of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a Party, except to permit submissions of expressions of interest prior to the date of this Agreement.
(ff)    Whistleblower Reporting. Other than as disclosed in Schedule (ff) of the Company Disclosure Letter, no employee of the Company or any of its Subsidiaries, nor any legal counsel representing the Company or any of its Subsidiaries, has, to the knowledge of the Company, reported to any Person any evidence of a material violation of any Securities Laws, breach of fiduciary duty or similar material violation by the Company or any of its Subsidiaries or their respective officers, directors, employees, agents or independent contractors to the Company’s management, or audit committee (or other committee designated for such purpose) of the Company Board.
(gg)    Restrictions on Business Activities. There is no agreement, judgement, injunction, order or decree binding upon the Company or any of its Subsidiaries that has or would reasonably be expected to have the effect of prohibiting or restricting any acquisition of property by the Company or any such Subsidiary or the conduct of business by the Company or any such Subsidiary as currently conducted (including following the transaction contemplated by this Agreement), other than the Company Credit Facility and such agreements, judgements, injunctions, orders or decrees which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(hh)    Brokers. Other than the engagement of the Company Financial Advisors and the Company Special Committee Financial Advisors, none of the Company, any of its Subsidiaries, or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement. A true and complete copy of the engagement letter between the Company and each Company Financial Advisor has been made available to the Purchaser.
(ii)    Corrupt Practices Legislation.
(i)    None of the Company, its Subsidiaries and affiliates, nor, to the Company’s knowledge, any of their officers, directors, employees or agents has, directly or indirectly, offered, promised, agreed, paid, authorized, given or taken any act in furtherance of any such offer, promise, agreement, payment or authorization on behalf of the Company or its Subsidiaries, anything of value, directly or indirectly, to any official of a Governmental Entity, any political party or official thereof or any candidate for political office, for the purpose of any of the following:
(A)    influencing any action or decision of such person in such person’s official capacity, including a decision to fail to perform such person’s official function in order to obtain or retain an advantage in the course of business;
(B)    inducing such person to use such person’s influence with any Governmental Entity to affect or influence any act or decision of such Governmental Entity to assist the Company or one of its Subsidiaries in obtaining or retaining business for, with, or directing business to, any Person or otherwise to obtain or retain an advantage in the course of business; or
(C)    to assist the Company or one of its Subsidiaries in obtaining or retaining business for, with, or directing business to, any Person.
(ii)    None of the Company and its Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees or agents has, directly or indirectly, taken any action that is or would be otherwise inconsistent with or prohibited by or would cause the Company or one of its Subsidiaries to be in violation of the substantive prohibitions or requirements of the Anti-Corruption Laws. Neither the Company, nor its Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees or agents has violated any Anti-Corruption Laws and, to the knowledge of the Company, no condition or circumstances exist that would form the basis of any such allegations.

(iii)    All contracts and arrangements between the Company or one of its Subsidiaries and any other Person are in compliance with Anti-Corruption Laws. Since January 1, 2024, the Company and its Subsidiaries have maintained policies and procedures applicable to each of them respectively and their respective directors, officers, employees, and agents in place in respect thereof designed to promote compliance with Anti-Corruption Laws.
(iv)    None of the Company or its Subsidiaries. nor to the knowledge of the Company, any of their directors, officers, employees or agents has (A) conducted or initiated any review, audit or internal investigation that concluded that the Company or one of its Subsidiaries or any of their respective directors, officers, employees, or agents has materially violated any Anti-Corruption Laws, or (B) made a voluntary, directed or involuntary disclosure to any Governmental Entity responsible for enforcing Anti-Corruption Laws, in each case with respect to any alleged act or omission arising under or relating to material non-compliance with any such Anti-Corruption Laws, or received any notice, request or citation from any Person alleging material non-compliance with any such Anti-Corruption Laws.
(v)    The Company and its Subsidiaries have maintained systems of internal controls designed to promote compliance by the foregoing and their respective directors, officers, employees, and agents, with Anti-Corruption Laws.
(vi)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors or officers, has received written notice of or is aware of any claim, action, suit, proceeding or investigation against it by any Governmental Entity with respect to compliance with Anti-Corruption Laws.
(jj)    Sanctions.
(i)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors, officers, employees, nor, to the knowledge of the Company, agents: (A) is a Restricted Party; or (B) has received written notice of or is aware of any claim, action, suit, proceeding or investigation against the Company or any of its Subsidiaries with respect to compliance with applicable Sanctions by any Sanctions Authority.
(ii)    To the knowledge of the Company, the Company, its Subsidiaries and, when acting within the scope of their employment, their respective directors, officers and employees are in compliance with all applicable Sanctions.
(iii)    Except as disclosed in Schedule (jj) of the Company Disclosure Letter, the Company represents and covenants that neither the Company nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions with any Restricted Party or in property that is owned, held or controlled by or on behalf of any Restricted Party, in violation of Sanctions. The Company represents and covenants that neither the Company nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions in Russia, Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic of Ukraine, the Kherson and the Zaporizhzhia oblasts of Ukraine, Cuba, Iran, North Korea, and Syria, in violation of Sanctions. The representations, warranties and covenants given in this Section (ii) shall not apply in respect of the Company or its Subsidiaries insofar as compliance with any such covenant, representation or warranty would result in a contravention of an order issued under the Foreign Extraterritorial Measures Act (Canada).
(iv)    No Principal Company Royalty and Stream Interest is the subject of any Sanctions.
(kk)    Modern Slavery.
(i)    The Company and its Subsidiaries are in compliance with the requirements of applicable Modern Slavery Laws.
(ii)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors, officers or employees nor, to the knowledge of the Company, any agents or Persons acting on any of their behalf has received written notice of or is aware of any claim, action, suit, proceeding or investigation against it by any Governmental Entity with respect to applicable Modern Slavery Laws.
(iii)    The Company and its Subsidiaries have policies and procedures in place reasonably designed to ensure compliance with applicable Modern Slavery Laws, and is in compliance with such policies.
(ll)    Trade Laws. Neither the Company, nor any of its Subsidiaries, nor any of their respective directors, officers or employees, has received written notice of or is aware of any claim, action, suit, proceeding or investigation against the Company or any of its subsidiaries respectively by any Governmental Entity with respect to compliance with applicable Trade Laws.
(mm)    Bankruptcy. Neither the Company nor any of its Subsidiaries has commenced or contemplated any proceeding, or filed or contemplated the filing of any petition, in any court relating to the bankruptcy, reorganization, insolvency, dissolution, liquidation or relief from debtors of the Company or any of its Subsidiaries. There is no legal basis for the bankruptcy, insolvency, dissolution or liquidation of the Company or any of its Subsidiaries.
(nn)    Privacy and Security.

(i)    The Company and its Subsidiaries (A) are in material compliance with applicable Privacy Laws, and (B) have implemented and maintained measures designed to provide reasonable assurance that each of the Company and its Subsidiaries: (I) comply with applicable Privacy Laws; and (II) will not collect, acquire, fail to secure, share, disclose, use, or otherwise process Personal Information in a manner inconsistent with applicable Privacy Laws, any notice to or consent from the provider of Personal Information, any Contract to which the each of the Company and its Subsidiaries is a party that is applicable to such Personal Information, or any privacy policy or privacy statement from time to time published or otherwise made available by the Company and its Subsidiaries to the Persons to whom the Personal Information relates.
(ii)    With respect to all Personal Information collected by the Company and its Subsidiaries, each of the Company and its Subsidiaries at all times has taken steps required and reasonably necessary to protect such Personal Information against loss and against unauthorized access, use, modification, disclosure or other misuse, including implementing and monitoring compliance with reasonable measures with respect to technological, organizational and physical security of such Personal Information. Each of the Company and its Subsidiaries has commercially reasonable safeguards in place designed to protect Personal Information in its possession or control from loss, unauthorized access, use or disclosure, including by its officers, employees, independent contractors and consultants. To the knowledge of the Company, there has been no unauthorized access to, use or disclosure of, or other misuse of any Personal Information in the custody or control of the Company or its Subsidiaries.
(oo)    MI 61 -101. Except as set forth in Schedule (oo) of the Company Disclosure Letter, to the knowledge of the Company, no (i) related party of the Company (within the meaning of MI 61-101) is entitled to receive a “collateral benefit” (within the meaning of such instrument) as a consequence of the completion of the Arrangement and the completion of the other transactions contemplated by this Agreement, and (ii) Company Shares are required by MI 61-101 to be excluded from voting on the Arrangement Resolution.

SCHEDULE G
PURCHASER REPRESENTATIONS AND WARRANTIES
(a)    Organization and Qualification. The Purchaser and each of its Subsidiaries is duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has the requisite power and authority to own its assets and conduct its business as now owned and conducted. The Purchaser and each of its Subsidiaries is duly qualified to carry on business and has authority to own, lease and operate properties, assets and carry on business as presently conducted, and is in good standing in each jurisdiction where such qualification is applicable and in which the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Purchaser Material Adverse Effect. True and complete copies of the constating documents of each of AcquireCo and the Purchaser have been delivered or made available to the Company, and no action has been taken to amend or supersede such documents.
(b)    Authority Relative to this Agreement. Each of the Purchaser and AcquireCo has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and AcquireCo and the performance by the Purchaser and AcquireCo of their obligations under this Agreement have been duly authorized by the Purchaser Board and the board of directors of AcquireCo and no other corporate proceedings on the part of the Purchaser or AcquireCo, or vote of any holders of any class of securities of the Purchaser are necessary to authorize this Agreement or consummate the Arrangement or other transactions contemplated hereby, other than the Purchaser Stockholder Approval. This Agreement has been duly executed and delivered by the Purchaser and AcquireCo and constitutes a valid and binding obligation of the Purchaser and AcquireCo, enforceable by the Company against the Purchaser and AcquireCo in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(c)    No Conflict; Required Filings and Consent.
(i)    The execution and delivery by each of the Purchaser and AcquireCo of this Agreement and the performance by it of its obligations hereunder and the completion of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or both, or the happening of any other event or condition):
(A)    violate, conflict with or result in a breach of:

(1)    the constating documents of the Purchaser or those of any of its Subsidiaries;
(2)    any Principal Purchaser Royalty and Stream Agreement;
(3)    any Purchaser Material Contract (other than a Principal Purchaser Royalty and Stream Agreement) or any material Authorization to which the Purchaser or any of its Subsidiaries is a party or by which the Purchaser or any of its Subsidiaries is bound, except as would not, individually or in the aggregate, materially and adversely affect the Purchaser and its Subsidiaries; or
(4)    any Law to which the Purchaser or its Subsidiaries is subject or by which the Purchaser or its Subsidiaries is bound, subject to receipt of the Regulatory Approvals, and except as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect;
(B)    give rise to any right of termination, allow any Person to exercise any rights, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Purchaser or any of its Subsidiaries is entitled, under any Contract or Authorization to which the Purchaser or any of its Subsidiaries is a party, except as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect; or
(C)    give rise to any pre-emptive rights, including rights of first refusal or rights of first offer, or trigger any change in control provisions or any restriction or limitation under any Contract or Authorization, or result in the imposition of any Lien (other than a Purchaser Permitted Lien) upon any of the Purchaser’s assets or the assets of any of its Subsidiaries, except as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(ii)    Other than the Regulatory Approvals, the rules and policies of Nasdaq, the Interim Order and the Final Order, no Authorization of, or other action by or in respect of, or filing, recording, registering or publication with, or notification to, any Governmental Entity is necessary on the part of the Purchaser or any of its Subsidiaries in order for the Purchaser to proceed with the execution and delivery of this Agreement and the consummation of the Arrangement and the other transactions contemplated by this Agreement, except as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(d)    Subsidiaries.

(i)    As of the date of this Agreement, the Purchaser owns, directly or indirectly, all of the outstanding equity interests in AcquireCo.
(ii)    The Purchaser does not have any Subsidiaries other than those listed in Schedule (d)(ii) of the Purchaser Disclosure Letter. Other than for the Regulatory Approvals, none of the Purchaser’s Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the Purchaser, from making any other distribution on such Subsidiary’s shares, or from repaying to the Purchaser any loans or advances made thereto.
(iii)    The following information with respect to each of the Purchaser’s Subsidiaries is accurately set out in the Purchaser’s annual report (Form 10-K) for the year ended December 31, 2024: (A) its name; (B) the Purchaser’s percentage equity ownership of it and if applicable, any other shareholder’s ownership of it; and (C) its jurisdiction of incorporation, organization or formation.
(iv)    The Purchaser beneficially owns, directly or indirectly, all of the issued and outstanding securities of each of its Subsidiaries and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) to acquire any issued or unissued securities or other ownership interests in any of the Purchaser’s Subsidiaries.
(v)    All of the issued and outstanding stock or other equity securities in the capital of each of the Purchaser’s Subsidiaries are: (A) validly issued, fully-paid and, where the concept exists, non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights) and all such shares or other equity interests are owned free and clear of all Liens (other than Purchaser Permitted Liens); and (B) free of any other restrictions including any restriction on the right to vote, sell or otherwise dispose of shares or other equity interests.
(vi)    Other than as set forth in Schedule (d)(vi) of the Purchaser Disclosure Letter, the Purchaser does not legally or beneficially own any material equity interests in any companies. Such equity interests are owned free and clear of any Liens (other than Purchaser Permitted Liens) and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third party the right to acquire any of such equity interests.
(vii)    Neither the Purchaser nor any of its Subsidiaries owns any Company Shares or any other securities in the capital of the Company.
(e)    Compliance with Laws and Constating Documents.
(i)    To the knowledge of the Purchaser, the Purchaser and each of its Subsidiaries is and, since January 1, 2024, has been, in compliance, in all material respects, with all applicable Laws in each jurisdiction in which it conducts business and, to the knowledge of the Purchaser, neither the Purchaser nor any of its Subsidiaries is under investigation with respect to any material violation of applicable Laws from any Governmental Entity, or has received any notice that any material violation of any Law is being or may be alleged from any Governmental Entity.
(ii)    As of the date hereof, none of the Purchaser or its Subsidiaries is in conflict with, or in default (including cross defaults) under or in violation of its articles or by-laws or equivalent organizational documents, except as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(f)    Purchaser Authorizations.
(i)    To the knowledge of the Purchaser, the Purchaser and its Subsidiaries have obtained, and are in compliance in all material respects with, all Authorizations required by Law that are necessary to conduct their business as now being conducted, and such Authorizations are in full force and effect in accordance with their terms. True copies of all such material Authorizations have been made available to the Company.
(ii)    The Purchaser and its Subsidiaries have fully complied with and are in compliance with all such Authorizations, except, in each case, for such non-compliance which, individually or in the aggregate, would not have a Purchaser Material Adverse Effect.
(iii)    No action, investigation or proceeding is pending or, to the knowledge of the Purchaser, threatened against the Purchaser or any of its Subsidiaries in respect of or regarding any such Authorization that would reasonably be expected to result in a suspension, loss or revocation of any such Authorization, except in each case, for revocations, non-renewals or amendments which would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(g)    Capitalization and Listing.
(i)    The authorized capital stock of the Purchaser consists of (i) 200,000,000 Purchaser Shares and (ii) 10,000,000 shares of preferred stock, each share having a par value of $0.01. As at the close of business on the business day immediately preceding the date of this Agreement, there were: (A) 65,831,053 Purchaser Shares validly issued and outstanding as fully-paid and non-assessable shares of the Purchaser; (B) 30,862 restricted stock units providing for the issuance of up to 30,862 Purchaser Shares upon the settlement thereof; (C) 122,316 outstanding performance shares providing for the issuance of up to 244,631 Purchaser Shares upon the settlement thereof; (D) 2,232 outstanding options to acquire Purchaser Shares providing for the issuance of up to 2,232 Purchaser Shares upon the exercise thereof; and (E) 88,475 outstanding stock appreciation rights, providing for the issuance of up to

88,475 Purchaser Shares upon the exercise thereof. Except for the securities referred to in this Section, (1) there are no other options, warrants, conversion privileges, calls or other rights, shareholder rights plans, agreements, arrangements, commitments, or obligations of the Purchaser or any of its Subsidiaries requiring any of them to issue or sell any shares or other securities of the Purchaser or of any of its Subsidiaries, or any securities or obligations convertible into, exchangeable or exercisable for, or otherwise carrying or evidencing the right or obligation to acquire any securities of the Purchaser (including Purchaser Shares) or any Subsidiary of the Purchaser, and (2) no Person is entitled to any pre-emptive or other similar right granted by the Purchaser or any of its Subsidiaries. All Purchaser Shares issuable upon the exercise or settlement of the outstanding Purchaser Incentive Awards will, when issued in accordance with the terms of the Purchaser Incentive Plan, be duly authorized, validly issued, fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights.
(ii)    There are no outstanding contractual obligations of the Purchaser or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Purchaser Shares or any shares of any of its Subsidiaries, or qualify securities for public distribution in Canada or elsewhere, or with respect to the voting or disposition of any securities of the Purchaser or any of its Subsidiaries. No Subsidiary of the Purchaser owns any Purchaser Shares.
(iii)    All outstanding securities of the Purchaser have been issued in material compliance with all applicable Laws and any pre-emptive or similar rights applicable to them.
(iv)    There are no outstanding bonds, debentures or other evidences of indebtedness of the Purchaser or any of its Subsidiaries, or any other agreements, arrangements, instruments or commitments of any kind giving any Person, directly or indirectly, the right to vote (or that are convertible or exercisable for securities having the right to vote) with the holders of the Purchaser Shares on any matters, except for the securities of the Purchaser referred to in Section (g)(i).
(v)    All Consideration Shares will be issued in compliance with all applicable Securities Laws and, when issued in accordance with the terms of the Arrangement, be duly authorized, validly issued, fully-paid and non-assessable Purchaser Shares, free and clear of all Liens (other than Liens created by the holders thereof on issuance).
(h)    Shareholder and Similar Agreements. Neither the Purchaser nor any of its Subsidiaries is party to any shareholder, pooling, voting trust or other similar agreement relating to the ownership or voting of any issued and outstanding Purchaser Shares or the shares of any of the Purchaser’s Subsidiaries.

(i)    Reporting Issuer Status.
(i)    The Purchaser is a reporting issuer not on the list of reporting issuers in default (or the equivalent) under applicable Securities Laws in each of the provinces of Canada and is in material compliance with all Securities Laws applicable therein.
(ii)    The Purchaser has not taken any action to cease to be a reporting issuer in any province of Canada nor has the Purchaser received notification from the Ontario Securities Commission, as principal regulator, or any other applicable securities commissions or securities regulatory authority of a province of Canada seeking to revoke the Purchaser’s reporting issuer status. No delisting of, suspension of trading in, or cease trade order with respect to, any securities of the Purchaser and, to the knowledge of the Purchaser, no inquiry or investigation (formal or informal) of any Canadian Securities Authority has occurred, is in effect or ongoing or, to the knowledge of the Purchaser, has been threatened in writing with respect to the foregoing.
(j)    Reports. Since January 1, 2024, the Purchaser has filed with all applicable Governmental Entities the Purchaser Public Documents that the Purchaser is required to file in accordance with applicable Securities Laws. The Purchaser Public Documents as of their respective dates (and the dates of any amendments thereto): (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the requirements of applicable Securities Laws. Any amendments to the Purchaser Public Documents required to be made have been filed on a timely basis with the applicable Governmental Entity. The Purchaser has not filed any confidential material change report with any Governmental Entity which at the date hereof remains confidential and does not have any unresolved comments from the staff of the U.S. SEC.
(k)    Stock Exchange Matters.
(i)    The Purchaser Shares are listed on Nasdaq and are not listed on any market other than Nasdaq.
(ii)    The Purchaser is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. The Purchaser has not taken any action which would be reasonably expected to result in the delisting or suspension of the Purchaser Shares on or from Nasdaq.
(l)    Financial Statements.
(i)    The audited consolidated financial statements for the Purchaser and its Subsidiaries as at and for the fiscal years ended December 31, 2024 and

2023, including the notes thereto, the reports by the Purchaser’s auditors thereon and related management’s discussion and analysis, have been, and all financial statements of the Purchaser which are publicly disseminated by the Purchaser in respect of any subsequent periods prior to the Effective Date will be, (A) prepared in accordance with GAAP applied on a basis consistent with prior periods and all applicable Laws, and (B) present fairly, in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position of the Purchaser and its Subsidiaries as of the respective dates thereof and for the periods indicated therein, and its results of operations and cash flows for the respective periods covered thereby (except as may be indicated expressly in the notes thereto). There have been no material changes to the Purchaser’s accounting policies, except as described in the Purchaser Public Documents, since December 31, 2024.
(ii)    The Purchaser has established and maintains a system of internal control over financial reporting and disclosure controls and procedures (as such terms are defined in Rules 13a-15(e) and 15d-15(e) under the U.S. Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Purchaser, including its consolidated Subsidiaries, required to be disclosed by the Purchaser in the reports that it files or submits under applicable U.S. Securities Laws is accumulated and communicated to the Purchaser’s principal executive officer and its principal financial officer to allow timely decisions regarding required disclosure. The Purchaser has disclosed, based on the most recent evaluation of its principal executive officer and principal financial officer prior to the date of this Agreement, to Purchaser’s auditors and the audit committee of the Purchaser Board any significant deficiency or material weakness in the design or operation of internal controls of financial reporting (as defined in applicable U.S. Securities Laws) utilized by the Purchaser or its Subsidiaries, and, since January 1, 2024, there has not been any fraud, known to the Purchaser, whether or not material, that involves management or other employees who have a significant role in the Purchaser’s internal controls. The principal executive officer and the principal financial officer of the Purchaser have made all certifications required by the Sarbanes-Oxley Act, the U.S. Exchange Act and any related rules and regulations promulgated by the U.S. SEC with respect to the Purchaser Public Documents, and the statements contained in such certifications were complete and correct in all material respects as of the dates they were made.
(m)    No Undisclosed Liabilities. The Purchaser and its Subsidiaries, on a consolidated basis, have no material outstanding liabilities or obligations of any nature, whether or not accrued, contingent, unasserted or absolute, except for: (i) liabilities and obligations that are specifically presented on the audited balance sheet of the Purchaser as of December 31, 2024 or disclosed in the notes thereto; (ii) liabilities and obligations that are disclosed in the Purchaser Public Documents; (iii) liabilities and obligations incurred in the ordinary course; or (iv)

liabilities and obligations incurred in connection with the Arrangement and this Agreement (including transaction related expenses).
(n)    Principal Purchaser Royalty and Stream Interests.
(i)    Schedule (n) of the Purchaser Disclosure Letter lists all Principal Purchaser Royalty and Stream Interests.
(ii)    Other than as set out in Schedule (n) of the Purchaser Disclosure Letter, (i) the Purchaser or one of its Subsidiaries is the sole legal and beneficial owner of, and has valid, undisturbed and sufficient right, title and interest in, free and clear of any defect or Lien (other than Purchaser Permitted Liens): (A) each of the Principal Purchaser Royalty and Stream Interests; and (B) all Authorizations, licenses, and all other rights relating in any manner whatsoever to, or necessary for, the acquisition or holding of such Principal Purchaser Royalty and Stream Interests, or necessary to perform the operation of its business as presently owned and conducted in all material respects; (ii) each of the Purchaser and its Subsidiaries is entitled to the benefits of, all of its material properties and assets of any nature whatsoever and to all benefits derived therefrom including all its material properties and assets reflected in the balance sheet forming part of the Purchaser Public Documents, except as indicated in the notes thereto, together with all additions thereto; and (iii) other than Purchaser Permitted Liens, such material properties and assets are not subject to any Lien or defect in title of any kind except as is specifically identified in the balance sheets forming part of the Purchaser’s financial statements and in the notes thereto.
(iii)    True and complete copies of the Principal Purchaser Royalty and Stream Agreements and all amendments entered into in connection with any thereof have been made available to the Company.
(iv)    The Purchaser and each of its Subsidiaries has duly and timely satisfied all of the material obligations required to be satisfied, performed and observed by it under each of the Principal Purchaser Royalty and Stream Agreements prior to the date of this Agreement, and is in compliance with all ongoing material terms, conditions and covenants contained therein, and there exists no default or event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default by the Purchaser or any of its Subsidiaries under any Principal Purchaser Royalty and Stream Agreements.
(v)    Except as set out in Schedule (n) of the Purchaser Disclosure Letter, each Principal Purchaser Royalty and Stream Agreement and each of the Principal Purchaser Royalty and Stream Interests is in good standing in all material respects, enforceable and in full force and effect, except: (x) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(vi)    To the knowledge of the Purchaser, (A) no other party to any Principal Purchaser Royalty and Stream Agreement is in breach, violation or default of the material terms, conditions or covenants of any such Principal Purchaser Royalty and Stream Agreement and (B) except as set out in Schedule (n) of the Purchaser Disclosure Letter, there exists no condition which with the passage of time or the giving of notice or both would result, or would reasonably be expected to result, in such a breach, violation or default by any such other party.
(vii)    Other than pursuant to Purchaser Permitted Liens, or as would not, individually or in the aggregate, materially and adversely impact the Purchaser and its Subsidiaries: (A) the Purchaser and its Subsidiaries have the exclusive right to own and receive all benefits associated with the Principal Purchaser Royalty and Stream Interests; (B) no person or entity of any nature whatsoever other than the Purchaser or its Subsidiaries has any interest in the Principal Purchaser Royalty and Stream Interests, or in the production, payments, benefits or profits therefrom, or any right to acquire or otherwise obtain any such interest; (C) except as disclosed in Schedule (n) of the Purchaser Disclosure Letter, there are no back-in rights, earn-in rights, rights of first refusal, off-take rights or obligations, third party royalty rights, third party streaming rights, or other rights of any nature whatsoever in relation to the Principal Purchaser Royalty and Stream Interests, and to the knowledge of the Purchaser, no such rights are asserted by any person or entity; (D) there is no Contract, option or any other right or obligation binding upon, or which at any time in the future may become binding upon the Purchaser or any of its Subsidiaries requiring it to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of, encumber or create any Lien over any of the Principal Purchaser Royalty and Stream Interests; and (E) neither the Purchaser nor any of its Subsidiaries has received any written notice from any Governmental Entity or any other Person of any revocation or intention to revoke, materially diminish, materially adversely modify or challenge its interest in any Principal Purchaser Royalty and Stream Interest.
(viii)    Except as disclosed in Schedule (n) of the Purchaser Disclosure Letter or as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries, to the knowledge of the Purchaser, there are no adverse claims, demands, actions, suits or proceedings that have been commenced or are pending or that are threatened, relating to the Principal Purchaser Royalty and Stream Interests or the Principal Purchaser Royalty and Stream Agreements, in each case which would reasonably be expected to affect the Purchaser’s or its Subsidiaries’ right, title or interest in such Principal Purchaser Royalty and Stream Agreements or the ability of the Purchaser or its

Subsidiaries to receive the benefits associated with such Principal Purchaser Royalty and Stream Agreements, including the title to or ownership by the Purchaser or its Subsidiaries of the foregoing, or which would reasonably be expected to involve the possibility of (A) any judgement or liability affecting the interests of Purchaser or its Subsidiaries in the Principal Purchaser Royalty and Stream Interests or (B) any judicial liens or attachments over any payments under, or monies received by the Purchaser or any Subsidiary under, any of the Principal Purchaser Royalty and Stream Agreements (other than Purchaser Permitted Liens).
(ix)    The Purchaser has not been notified in writing by any Person of any fact relating to any of its Principal Purchaser Royalty and Stream Interests, the Principal Purchaser Royalty and Stream Agreements or the Purchaser Underlying Mineral Properties, in each case which would reasonably be expected to, individually or in the aggregate, materially and adversely affect: (A) the Purchaser and its Subsidiaries and/or (B) individually, any Principal Purchaser Royalty and Stream Interest.
(x)    Except as would not, individually or in the aggregate, materially and adversely impact the Purchaser and its Subsidiaries, neither the execution and delivery of this Agreement nor the completion and performance of the Arrangement and the other transactions contemplated by this Agreement will:
(A)    give any Person the right to terminate, cancel or amend any contractual or other right of the Purchaser or any of its Subsidiaries, including with respect to the Principal Purchaser Royalty and Stream Interests;
(B)    result in the creation of any Lien on the Principal Purchaser Royalty and Stream Interests;
(C)    result in a breach, contravention or default, or require the consent of any Person under any provision of the Principal Purchaser Royalty and Stream Agreements; or
(D)    give rise to any rights of first refusal, rights of first offer or acquisition rights, or trigger any change of control provisions, or any notices, consents, restrictions or limitations under any Principal Purchaser Royalty and Stream Agreement.
(xi)    No Person has any agreement or option or any right or privilege capable of becoming an agreement or option for the purchase from the Purchaser or its Subsidiaries of any of the Principal Purchaser Royalty and Stream Interests. Neither the Purchaser nor any of its Subsidiaries is obligated under any prepayment contract or other prepayment arrangement to deliver mineral products at some future time without then receiving full payment therefor.

(o)    Remaining Purchaser Royalty and Stream Interests.
(i)    Schedule (o) of the Purchaser Disclosure Letter lists all Remaining Purchaser Royalty and Stream Interests.
(ii)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries or as set out in Schedule (o) of the Purchaser Disclosure Letter, to the knowledge of the Purchaser, each of the Purchaser and its Subsidiaries is the sole legal and beneficial owner of, and has valid, undisturbed and sufficient right, title and interest in, free and clear of any defect or Lien (other than Purchaser Permitted Liens): (A) each of the Remaining Purchaser Royalty and Stream Interests; and (B) all Authorizations, licenses, and all other rights relating in any manner whatsoever to, or necessary for, the acquisition or holding of the Remaining Purchaser Royalty and Stream Interests; and is entitled to the benefits of all of its Remaining Purchaser Royalty and Stream Interests reflected in the balance sheet forming part of the Purchaser Public Documents, except as indicated in the notes thereto, together with all additions thereto, and other than Purchaser Permitted Liens, such properties and assets are not subject to any Lien or defect in title of any kind except as is specifically identified in the balance sheets forming part of the Purchaser’s financial statements and in the notes thereto.
(iii)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries, to the knowledge of the Purchaser, the Purchaser and each of its Subsidiaries has duly and timely satisfied all of the material obligations required to be satisfied, performed and observed by it under each of the Remaining Purchaser Royalty and Stream Agreements, and is in compliance with all material terms, conditions and covenants contained therein, and there exists no default or event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default by the Purchaser or any of its Subsidiaries under any Remaining Purchaser Royalty and Stream Agreements.
(iv)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries or as set out in Schedule (o) of the Purchaser Disclosure Letter, to the knowledge of the Purchaser, each Remaining Purchaser Royalty and Stream Agreement and each of the Remaining Purchaser Royalty and Stream Interests is in good standing in all respects, enforceable and in full force and effect, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.

(v)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries or as set out in Schedule (o) of the Purchaser Disclosure Letter, to the knowledge of the Purchaser, (A) no other party to any Remaining Purchaser Royalty and Stream Agreement is in breach, violation or default of the terms, conditions or covenants of any such Remaining Purchaser Royalty and Stream Agreement and (B) there exists no condition which with the passage of time or the giving of notice or both would result, or would reasonably be expected to result, in such a breach, violation or default of the terms, conditions or covenants of any such Remaining Purchaser Royalty and Stream Agreement.
(vi)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries and other than pursuant to Purchaser Permitted Liens, to the knowledge of the Purchaser, (A) the Purchaser and its Subsidiaries have the exclusive right to own and receive all benefits associated with the Remaining Purchaser Royalty and Stream Interests; (B) no person or entity of any nature whatsoever other than the Purchaser or its Subsidiaries has any interest in the Remaining Purchaser Royalty and Stream Interests, or in the production, payments, benefits or profits therefrom, or any right to acquire or otherwise obtain any such interest; (C) except as disclosed in Schedule (o) of the Purchaser Disclosure Letter, there are no back-in rights, earn-in rights, rights of first refusal, off-take rights or obligations, third party royalty rights, third party streaming rights, or other rights of any nature whatsoever in respect of any Remaining Purchaser Royalty and Stream Interest, which would materially adversely affect the Purchaser’s or its Subsidiaries’ interests in the Remaining Purchaser Royalty and Stream Interests, and to the knowledge of the Purchaser, no such rights are threatened; (D) there is no Contract, option or any other right or obligation binding upon, or which at any time in the future may become binding upon the Purchaser or any of its Subsidiaries requiring it to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of, encumber or create any Lien over any of the Remaining Purchaser Royalty and Stream Interests; and (E) neither the Purchaser nor any of its Subsidiaries has received any written notice from any Governmental Entity or any other Person of any revocation or intention to revoke, materially diminish, materially adversely modify or challenge its interest in the Remaining Purchaser Royalty and Stream Interests.
(vii)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries or as disclosed in Schedule (o) of the Purchaser Disclosure Letter, to the knowledge of the Purchaser, there are no adverse claims, demands, actions, suits or proceedings that have been commenced or are pending or that are threatened, relating to the Remaining Purchaser Royalty and Stream Interests or the Remaining Purchaser Royalty and Stream Agreements, in each case which would reasonably be expected to affect the Purchaser’s or its Subsidiaries’ right, title or interest in such Remaining Purchaser

Royalty and Stream Agreements or the ability of the Purchaser or its Subsidiaries to receive the benefits associated with such Remaining Purchaser Royalty and Stream Agreements, including the title to or ownership by the Purchaser or its Subsidiaries of the foregoing, or which would reasonably be expected to involve the possibility of (A) any judgement or liability affecting the Remaining Purchaser Royalty and Stream Interests or (B) any judicial liens or attachments over any payments under, or monies received under, any of the Remaining Purchaser Royalty and Stream Agreements (other than Purchaser Permitted Liens).
(viii)    The Purchaser has not been notified in writing by any Person of any fact relating to any of its Remaining Purchaser Royalty and Stream Interests or the Remaining Purchaser Royalty and Stream Agreements, which would in the aggregate reasonably be expected to materially and adversely impact the Purchaser and its Subsidiaries.
(ix)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries or as disclosed in Schedule (o) of the Purchaser Disclosure Letter, to the knowledge of the Purchaser, neither the execution and delivery of this Agreement nor the completion and performance of the Arrangement and the other transactions contemplated by this Agreement will:
(A)    give any Person the right to terminate, cancel or amend any contractual or other right of the Purchaser or any of its Subsidiaries, including with respect to the Remaining Purchaser Royalty and Stream Interests;
(B)    result in the creation of any Lien on the Remaining Purchaser Royalty and Stream Interests;
(C)    result in a breach, contravention or default, or require the consent of any Person under any provision of the Remaining Purchaser Royalty and Stream Agreements; or
(D)    give rise to any rights of first refusal, rights of first offer or acquisition rights, or trigger any change of control provisions, or any notices, consents, restrictions or limitations under any Remaining Purchaser Royalty and Stream Agreement.
(x)    Except as would not individually or in the aggregate materially and adversely impact the Purchaser and its Subsidiaries, to the knowledge of the Purchaser, no Person has any agreement or option or any right or privilege capable of becoming an agreement or option for the purchase from the Purchaser or its Subsidiaries of any of the Remaining Purchaser Royalty and Stream Interests.

(p)    Scientific and Technical Information. The Purchaser Public Documents are in material compliance with the applicable provisions of Securities Laws. The Purchaser has duly filed with the applicable regulatory authorities all reports required by Securities Laws, and all such reports complied in all material respects with the requirements of Securities Laws at the time of filing thereof. The scientific and technical information set forth in the Purchaser Public Documents relating to mineral resources and mineral reserves required to be disclosed therein pursuant to Securities Laws has been prepared by the Purchaser and/or the applicable Operators and their respective consultants, as applicable, in accordance with methods generally applied in the mining industry and materially conforms to the requirements of Securities Laws.
(q)    Absence of Certain Changes or Events. Except as disclosed in the Purchaser Public Documents, since December 31, 2024:
(i)    the Purchaser and its Subsidiaries have conducted their respective businesses in the ordinary course in all material respects and have not taken any steps to take any actions which, if taken after the date hereof, would require the Company’s consent pursuant to Section 5.5 of this Agreement;
(ii)    there has not been any damage, destruction or other casualty loss with respect to any asset owned, leased or otherwise used by the Purchaser or any of its Subsidiaries that is material to the Purchaser and its Subsidiaries, taken as a whole, whether or not covered by insurance (other than in the ordinary course or regular wear and tear);
(iii)    there has not been any acquisition or disposition (including any reconveyance) by the Purchaser or any of its Subsidiaries of any property or asset that would be material to the Purchaser and its Subsidiaries, taken as a whole, other than the Arrangement or as expressly permitted by this Agreement;
(iv)    there has not been any material write down by the Purchaser of the value of any of the material assets, including the Principal Purchaser Royalty and Stream Interests, of the Purchaser and its Subsidiaries, taken as a whole; and
(v)    through to the date of this Agreement, there has not been any change, effect, event, occurrence or state of facts or circumstance that has had, or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.
(r)    Litigation. There are no claims, actions, suits, demands, arbitrations, charges, indictments, orders, hearings or other civil, criminal, administrative or investigative proceedings, or other investigations or examinations pending or, to the knowledge of the Purchaser, threatened against the Purchaser or any of its Subsidiaries, the business of the Purchaser or any of its Subsidiaries, or affecting any of their properties or assets, before or by any Governmental Entity which, if adversely determined, would have, or would reasonably be expected to have, a Purchaser Material Adverse Effect or would significantly impede the ability of the Purchaser to consummate the Arrangement. To the knowledge of the Purchaser, there are no events or circumstances which would reasonably be expected to give rise to or serve as a basis for the commencement of any such claim, action, suit, demand, arbitration, charge, indictment, order, hearing or other civil, criminal, administrative or investigative proceeding, or other investigation or examination. There are no outstanding orders, judgments, injunctions, or decrees against the Purchaser or its Subsidiaries that materially and adversely impact the business, property or assets of the Purchaser and its Subsidiaries. Each of the Purchaser and its Subsidiaries does not intend to initiate any suits, actions, claims or arbitrations.
(s)    Taxes.
(i)    Each of the Purchaser and its Subsidiaries has duly and timely filed all material Tax Returns required to be filed by it prior to the date hereof and all such Tax Returns are true, complete and correct in all material respects.
(ii)    No Tax Return of the Purchaser or any of its Subsidiaries is under audit by any Governmental Entity, and no written notice of such an audit has been received by the Purchaser. Except as disclosed in Schedule (s) of the Purchaser Disclosure Letter, the Purchaser is not a party to, or otherwise subject to, a proceeding in which Taxes are being contested.
(iii)    Each of the Purchaser and its Subsidiaries has paid on a timely basis all material Taxes which are due and payable by it on or before the date hereof (including instalments) and has provided accruals in accordance with GAAP in the most recently published consolidated financial statements of the Purchaser for any Taxes of the Purchaser and its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course.
(iv)    To the knowledge of the Purchaser, no material deficiencies, litigation, audits, claims, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of the Purchaser or any of its Subsidiaries, and neither the Purchaser, nor any of its Subsidiaries, is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Purchaser, threatened against the Purchaser or any of its Subsidiaries, or any of their respective assets.
(v)    No claim has been made by any Governmental Entity in a jurisdiction where the Purchaser or any of its Subsidiaries does not file Tax Returns that the Purchaser, or any of its Subsidiaries, is or may be subject to Tax by that jurisdiction or is or may be required to file a tax return in that jurisdiction and none of the Purchaser nor any of its Subsidiaries carries on business in a jurisdiction in which it does not file a Tax Return in respect of income.
(vi)    There are no Liens with respect to Taxes upon any of the assets of the Purchaser or any of its Subsidiaries (other than Purchaser Permitted Liens).
(vii)    Each of the Purchaser and its Subsidiaries has withheld, deducted or collected all material amounts required to be withheld, deducted or collected by it on account of Taxes and has duly and timely remitted all such amounts to the appropriate Governmental Entity as required by Law. Each of the Purchaser and its Subsidiaries has complied with all related information reporting, withholding and record retention requirements.
(viii)    There are no outstanding agreements, arrangements, elections, waivers or objections extending or waiving the statutory period of limitations applicable to any material claim for, or the period for the collection or assessment or reassessment of Taxes due from the Purchaser or any of its Subsidiaries, for any taxable period and no request for any such waiver or extension is currently pending.
(ix)    The Purchaser and each of its Subsidiaries has made available to the Company true, correct and complete copies of all material Tax Returns, notices of assessment or reassessment of the Purchaser and any of its Subsidiaries, all correspondence with any Governmental Entity relating to Taxes, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.
(x)    To the knowledge of the Purchaser, the Purchaser and its Subsidiaries have complied in all material respects with the transfer pricing (including any contemporaneous documentation) provisions of each applicable Law, including for greater certainty, under Section 482 of the U.S. Tax Code.
(xi)    The Purchaser has been properly organized and classified as a U.S. corporation for U.S. federal income tax purposes since its formation.
(xii)    Neither the Purchaser nor any Subsidiary of the Purchaser has engaged in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).
(xiii)    Neither the Purchaser nor any Subsidiary of the Purchaser is a party to any “closing agreement” as described in Section 7121 of the U.S. Tax Code.

(xiv)    None of the Purchaser nor any of its Subsidiaries has any liability for Taxes of any other Person including, for greater certainty, under Treasury Regulations Section 1.1502-6.
(t)    Non-Arm’s Length Transactions. Other than employment, indemnification or compensation agreements entered into in the ordinary course, there are no current Contracts or other transactions currently in place (including relating to indebtedness by or to the Purchaser or its Subsidiaries) between the Purchaser or its Subsidiaries, on the one hand, and any (i) officer or director of the Purchaser or any of its Subsidiaries, (ii) any holder of record or, to the knowledge of the Purchaser, beneficial owner, of 10% or more of the voting securities of the Purchaser, or (iii) to the knowledge of the Purchaser, any affiliate or associate of any officer, director or beneficial owner, on the other hand.
(u)    Purchaser Material Contracts. Schedule (u) of the Purchaser Disclosure Letter lists all of the Purchaser Material Contracts (“Other Purchaser Material Contracts”) other than the Principal Purchaser Royalty and Stream Agreements. In relation to such Other Purchaser Material Contracts:
(i)    All such Other Purchaser Material Contracts are legal, valid and binding, and in full force and effect and are enforceable by the Purchaser (or a Subsidiary of the Purchaser, as the case may be) in accordance with their terms (subject to bankruptcy, insolvency and other applicable Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may be granted only in the discretion of a court of competent jurisdiction). The Purchaser and each of its Subsidiaries has complied in all material respects with all the terms of such Other Purchaser Material Contracts to which it is a party. Except as disclosed in Schedule (u) of the Purchaser Disclosure Letter, neither the Purchaser nor any of its Subsidiaries is in breach of, or default under, any such Other Purchaser Material Contract to which it is a party or bound, nor does the Purchaser have knowledge of any condition that with the passage of time or the giving of notice or both would result in such a breach or default, except in each case where any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Purchaser and its Subsidiaries.
(ii)    As of the date hereof, neither the Purchaser nor any of its Subsidiaries knows of, or has received written notice of, any breach or default under (nor, to the knowledge of the Purchaser, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under) any such Other Purchaser Material Contract by any other party thereto except where any such violation or default would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Purchaser and its Subsidiaries.

(iii)    To the knowledge of the Purchaser, the Purchaser has made available to the Company true and complete copies of all of such Other Purchaser Material Contracts.
(iv)    Neither the Purchaser nor any of its Subsidiaries has received written notice that any party to such Other Purchaser Material Contract intends to cancel, terminate, materially modify or not renew such Purchaser Material Contract.
(v)    Whistleblower Reporting. No employee of the Purchaser or any of its Subsidiaries, nor any legal counsel representing the Purchaser or any of its Subsidiaries, has, to the knowledge of the Purchaser, reported to any Person any evidence of a material violation of any Securities Laws, breach of fiduciary duty or similar material violation by the Purchaser or any of its Subsidiaries or their respective officers, directors, employees, agents or independent contractors to the Purchaser’s management, or audit committee (or other committee designated for such purpose) of the Purchaser Board.
(w)    Brokers. Except as set out in Schedule (w) of the Purchaser Disclosure Letter, none of the Purchaser, any of its Subsidiaries, or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees on behalf of the Purchaser or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.
(x)    Corrupt Practices Legislation.
(i)    None of the Purchaser, its Subsidiaries and affiliates, nor, to the Purchaser’s knowledge, any of their officers, directors, employees or agents has, directly or indirectly, offered, promised, agreed, paid, authorized, given or taken any act in furtherance of any such offer, promise, agreement, payment or authorization on behalf of the Purchaser or its Subsidiaries, anything of value, directly or indirectly, to any official of a Governmental Entity, any political party or official thereof or any candidate for political office, for the purpose of any of the following:
(A)    influencing any action or decision of such person in such person’s official capacity, including a decision to fail to perform such person’s official function in order to obtain or retain an advantage in the course of business;
(B)    inducing such person to use such person’s influence with any Governmental Entity to affect or influence any act or decision of such Governmental Entity to assist the Purchaser or one of its Subsidiaries in obtaining or retaining business for, with, or directing business to, any Person or otherwise to obtain or retain an advantage in the course of business; or

(C)    to assist the Purchaser or one of its Subsidiaries in obtaining or retaining business for, with, or directing business to, any Person.
(ii)    None of the Purchaser and its Subsidiaries, nor, to the knowledge of the Purchaser, any of their respective directors, officers, employees or agents has, directly or indirectly, taken any action that is or would be otherwise inconsistent with or prohibited by or would cause the Purchaser or one of its Subsidiaries to be in violation of the substantive prohibitions or requirements of Anti-Corruption Laws. Neither the Purchaser, nor its Subsidiaries, nor to the knowledge of the Purchaser, any of their respective officers, directors, employees or agents has violated any Anti-Corruption Laws and, to the knowledge of the Purchaser, no condition or circumstances exist that would form the basis of any such allegations.
(iii)    All contracts and arrangements between the Purchaser or one of its Subsidiaries and any other Person are in compliance with Anti-Corruption Laws. Since January 1, 2024, the Purchaser and its Subsidiaries have maintained policies and procedures applicable to it and their respective directors, officers, employees, and agents in place in respect thereof designed to promote compliance with Anti-Corruption Laws.
(iv)    None of the Purchaser or its Subsidiaries nor any of its directors, officers, employees, nor to their knowledge of the Purchaser, any agents has (A) conducted or initiated any review, audit or internal investigation that concluded that the Purchaser or one of its Subsidiaries or any of their respective directors, officers, employees, or agents has materially violated any Anti-Corruption Laws, or (B) made a voluntary, directed or involuntary disclosure to any Governmental Entity responsible for enforcing Anti-Corruption Laws, in each case with respect to any alleged act or omission arising under or relating to material non-compliance with any such Anti-Corruption Laws, or received any notice, request or citation from any Person alleging material non-compliance with any such Anti-Corruption Laws.
(v)    The Purchaser and its Subsidiaries have maintained systems of internal controls designed to promote compliance by the foregoing and their respective directors, officers, employees, and agents, with Anti-Corruption Laws.
(vi)    Neither the Purchaser, nor any of its Subsidiaries, nor any of their respective directors or officers, has received written notice of or is aware of any claim, action, suit, proceeding or investigation against it by any Governmental Entity with respect to compliance with Anti-Corruption Laws.
(y)    Sanctions.
(i)    Neither the Purchaser, nor any of its Subsidiaries, nor any of their respective directors, officers, or employees or, to the knowledge of the

Purchaser, agents : (A) is a Restricted Party; or (B) has received written notice of or is aware of any claim, action, suit, proceeding or investigation against the Purchaser or any of its Subsidiaries with respect to compliance with applicable Sanctions by any Sanctions Authority.
(ii)    To the knowledge of the Purchaser, the Purchaser, its Subsidiaries and, when acting within the scope of their employment, their respective directors, officers and employees are in compliance with all applicable Sanctions.
(iii)    The Purchaser represents and covenants that neither the Purchaser nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions with any Restricted Party or in property that is owned, held or controlled by any Restricted Party, in violation of Sanctions. The Purchaser represents and covenants that neither the Purchaser nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions in Russia, Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic of Ukraine, the Kherson and the Zaporizhzhia oblasts of Ukraine, Cuba, Iran, North Korea, and Syria, in violation of Sanctions. The representations, warranties and covenants given in this Section (iii) shall not apply in respect of the Purchaser or its Subsidiaries insofar as compliance with any such covenant, representation or warranty would result in a contravention of an order issued under the Foreign Extraterritorial Measures Act (Canada).
(iv)    No Principal Purchaser Royalty and Stream Interest is the subject of any Sanctions.
(z)    Trade Laws. Neither the Purchaser, nor any of its Subsidiaries, nor any of their respective directors, officers or employees, has received written notice of or is aware of any claim, action, suit, proceeding or investigation against the Purchaser or any of its Subsidiaries respectively by any governmental agency, authority or body with respect to compliance with applicable Trade Laws.
(aa)    Antitakeover Statutes. The Purchaser Board has taken all actions necessary to reasonably ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are not, and will not be, applicable to the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, including the Arrangement. Except for Section 203 of the DGCL, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statutes or regulations enacted under the DGCL or other Law applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.
(bb)    Bankruptcy. Neither the Purchaser nor any of its Subsidiaries has commenced or contemplated any proceeding, or filed or contemplated the filing of any petition, in any court relating to the bankruptcy, reorganization, insolvency, dissolution, liquidation or relief from debtors of the Purchaser or any of its Subsidiaries. There is no legal basis for the bankruptcy, insolvency, dissolution or liquidation of the Purchaser or any of its Subsidiaries.
(cc)    Investment Canada Act. The Purchaser is a “trade agreement investor” and is not a “state-owned enterprise”, in each case within the meaning of the Investment Canada Act.

Exhibit 2.2
Execution Version

ARRANGEMENT AGREEMENT

AMONG

ROYAL GOLD, INC.
AND
INTERNATIONAL ROYALTY CORPORATION
AND
HORIZON COPPER CORP.

July 6, 2025

TABLE OF CONTENTS
Page
ARTICLE 1 INTERPRETATION     2

1.1     Definitions     2
1.2     Interpretation Not Affected by Headings     20
1.3     Number and Gender     21
1.4     Calculation of Time     21
1.5     Date for Any Action     21
1.6     Currency     21
1.7     No Strict Construction     21
1.8     Statutory, Contractual and Other References     21
1.9     Time References     21
1.10     Inclusion     22
1.11     Accounting Matters     22
1.12     Knowledge     22
1.13     Company Disclosure Letter     22
1.14     Schedules     22

ARTICLE 2 THE ARRANGEMENT     22

2.1     Arrangement     22
2.2     Approvals     23
2.3     Interim Order     23
2.4     Company Meeting     25
2.5     Preparation of Company Circular     26
2.6     Final Order     28
2.7     Court Proceedings     28
2.8     Treatment of Company Incentive Awards     29
2.9     Treatment of Outstanding Company Warrants     30
2.10     Effective Date     30
2.11     Payment of Consideration     30
2.12     Announcement and Shareholder Communications     30
2.13     Withholding Taxes     31
2.14     Section 338(g) Election     31
2.15     List of Company Securityholders     32
2.16     Adjustment to Consideration Regarding Distributions     32

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY     33

3.1     Representations and Warranties     33
3.2     Survival of Representations and Warranties     33

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER     33

4.1     Representations and Warranties     33
4.2     Survival of Representations and Warranties     33

ARTICLE 5 COVENANTS     33

5.1     Covenants of the Company Relating to the Conduct of Business     33
5.2     Covenants of the Company Relating to the Arrangement     41
5.3     Covenants of the Company Relating to TSXV Delisting     42
5.4     Covenants of the Purchaser and AcquireCo Relating to the Arrangement     42
5.5     Covenants of the Purchaser Relating to the Sandstorm Arrangement     44
5.6     Covenants of the Parties Relating to Incentive Awards     44
5.7     Control and Supervision of the Company and the Purchaser     44
5.8     Termination of Company Credit Facility     45
5.9     Regulatory Approvals     46
5.10     Employment Matters     48
5.11     Pre-Acquisition Reorganization     48
5.12     Filings     50
5.13     Access to Information; Confidentiality     50
5.14     Insurance and Indemnification     51

ARTICLE 6 CONDITIONS     52

6.1     Mutual Conditions Precedent     52
6.2     Additional Conditions Precedent to the Obligations of the Purchaser     53
6.3     Additional Conditions Precedent to the Obligations of the Company     54
6.4     Satisfaction of Conditions     55

ARTICLE 7 ADDITIONAL AGREEMENTS OF THE COMPANY REGARDING COMPANY ACQUISITION PROPOSALS     56

7.1     Non-Solicitation by the Company     56
7.2     Notification of Company Acquisition Proposals     58
7.3     Responding to Company Acquisition Proposals     58
7.4     Superior Proposals and Right to Match     59

ARTICLE 8 TERM, TERMINATION, AMENDMENT AND WAIVER     61

8.1     Term     61
8.2     Termination     61
8.3     Notice and Cure     63
8.4     Termination Payments     64
8.5     Amendment     67
8.6     Waiver     67

ARTICLE 9 GENERAL PROVISIONS     68

9.1     Privacy     68
9.2     Notices     68
9.3     Governing Law; Waiver of Jury Trial     70
9.4     Injunctive Relief     70
9.5     Time of Essence     70
9.6     Entire Agreement, Binding Effect     71
9.7     No Liability     71
9.8     Further Assurances     71
9.9     Assignment and Enurement     71

9.10     Severability     71
9.11     No Third Party Beneficiaries     72
9.12     Counterparts, Execution     72

SCHEDULE A PLAN OF ARRANGEMENT     A-1

SCHEDULE B ARRANGEMENT RESOLUTION     B-1

SCHEDULE C FORMS OF COMPANY VOTING AGREEMENT     C-1

SCHEDULE D COMPANY REPRESENTATIONS AND WARRANTIES     D-1

SCHEDULE E PURCHASER REPRESENTATIONS AND WARRANTIES     E-1

ARRANGEMENT AGREEMENT
THIS ARRANGEMENT AGREEMENT dated July 6, 2025,
BETWEEN:
ROYAL GOLD, INC., a corporation existing under the laws of the State of Delaware (the “Purchaser”),
- and -
INTERNATIONAL ROYALTY CORPORATION, a corporation existing under the laws of Canada (“AcquireCo”),
- and -
HORIZON COPPER CORP., a corporation existing under the laws of the Province of British Columbia (the “Company”).
RECITALS:
A.    The Purchaser desires to cause AcquireCo to acquire all of the issued and outstanding Company Shares by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia), as provided for in this Agreement.
B.    The Company Special Committee, after receiving financial and legal advice and the Company Special Committee Fairness Opinion, has unanimously determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company and has unanimously recommended to the Company Board that the Company Board (a) approve this Agreement and the Arrangement, and (b) recommend to Company Securityholders that they vote in favour of the Arrangement.
C.    The Company Board, after receiving financial and legal advice and the Company Fairness Opinion and upon the unanimous recommendation of the Company Special Committee, has (subject to two directors having a “disclosable interest” within the meaning of the BCBCA and abstaining from voting) unanimously (a) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company, (b) approved the entering into of this Agreement and the Arrangement, and (c) resolved to recommend to Company Securityholders that they vote in favour of the Arrangement Resolution.
D.    Concurrent with the execution of this Agreement, the Company has delivered to the Purchaser duly executed copies of the Company Voting Agreements from each of the directors and senior officers of the Company, as well as from certain other Securityholders.
E.    Concurrent with the execution of this Agreement, the Sandstorm Arrangement Agreement has been entered into by the parties thereto and Sandstorm has duly executed and delivered to the Purchaser the Sandstorm Support Agreement pursuant to which, among other things, Sandstorm has agreed to vote the shares held by Sandstorm in the authorized share structure of the Company in favour of the Arrangement.
THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:
ARTICLE 1
INTERPRETATION
1.1    Definitions
In this Agreement, unless the context otherwise requires:
“1363013” means 1363013 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned Subsidiary of the Company;
“AcquireCo” has the meaning ascribed thereto on the first page of this Agreement;
“Advance Ruling Certificate” means an advance ruling certificate issued by the Commissioner pursuant to Section 102 of the Competition Act with respect to the transactions contemplated by this Agreement, such advance ruling certificate having not been modified or withdrawn prior to the Effective Time;
“affiliate” except where otherwise indicated, has the meaning ascribed thereto in NI 45-106;
“Agreement” means this arrangement agreement together with the Company Disclosure Letter;
“Antamina Residual Royalty Agreement” means the royalty agreement dated June 15, 2023 between Sandstorm, as royalty holder, and the Company, as royalty payor;
“Antamina Interest” means the net profits interest royalty of the Company held under the Antamina Royalty Agreement and the other contractual rights of the Company associated with such interest;
“Antamina Royalty Agreement” means the royalty agreement dated July 10, 1998 among the Company (as successor in interest to Inmet Mining Corporation), Teck Base Metals Ltd., Teck Corporation and Compañía Minera Antamina;
“Antamina Silver Stream Agreement” means the silver purchase agreement dated June 15, 2023 between Sandstorm, as purchaser, and the Company, as seller;
“Arrangement” means the arrangement of the Company under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of this Agreement, the Plan of Arrangement, or made at the direction of the Court in the

Final Order (with the prior written consent of AcquireCo, the Company and the Purchaser, each acting reasonably);
“Arrangement Resolution” means the special resolution of the Company Securityholders approving the Plan of Arrangement, which is to be considered and, if thought fit, passed at the Company Meeting, substantially in the form and content of Schedule B hereto;
“Artmin” means Artmin Madencilik Sanayi ve Ticaret A.Ş.;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, agreement, licence, classification, restriction, registration, consent, order, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision having the force of Law, of, from or required by any Governmental Entity having jurisdiction over such Person;
“BCBCA” means the Business Corporations Act (British Columbia);
“business day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Denver, Colorado, Toronto, Ontario or Vancouver, British Columbia;
“Company” has the meaning ascribed thereto on the first page of this Agreement;
“Company 2020 Warrants” means the outstanding share purchase warrants issued by the Company on July 13, 2020 to purchase Company Shares, which Company 2020 Warrants are exercisable at a price of C$0.35 per Company Share and expire on July 13, 2025;
“Company 2022 Warrants” means the outstanding share purchase warrants issued by the Company on September 1, 2022 to purchase Company Shares, which are exercisable at a price of C$0.80 per Company Share and expire on September 1, 2027;
“Company 2023 Warrants” means the outstanding share purchase warrants issued by the Company on June 15, 2023 to purchase Company Shares, which are exercisable at a price of C$1.10 per Company Share and expire on June 15, 2027;
“Company Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry from any Person or group of Persons “acting jointly or in concert” (within the meaning of NI 62-104) (other than the Purchaser or any controlled affiliate of the Purchaser), whether written or oral, made after the date hereof, relating to:
(a)    any sale or disposition (or any joint venture (for the avoidance of doubt, including where the Company retains an interest in a joint venture), lease, license, royalty agreement or other arrangement, in each such case having the same economic effect as a sale or disposition), in a single transaction or series of related transactions, of (i) the assets of the Company and/or one or more of its Subsidiaries that, individually or in the aggregate, (A) represent 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or (B) contribute 20% or more of the consolidated revenue of the Company and its Subsidiaries, taken as a whole (in each case, as applicable, determined based upon the most recent publicly available consolidated financial statements of the Company), or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Company or (iii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of the Company); or
(b)    any take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning (i) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Company or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (determined based upon the most recent publicly available consolidated financial statements of the Company); or
(c)    a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction involving the Company and/or any of its Subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning (i) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of the Company or (ii) 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for such voting or equity securities) of one or more Subsidiaries of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (determined based upon the most recent publicly available consolidated financial statements of the Company); or
(d)    any other similar transaction or series of transactions (for the avoidance of doubt including a combination of one or more transactions described in clause (a), clause (b), and/or clause (c) which when considered individually would not constitute a Company Acquisition Proposal), the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement, the Arrangement or the Sandstorm Arrangement Agreement;
“Company Applicable Anti-Corruption Laws” means any applicable Law prohibiting corruption or bribery in any jurisdiction in which the Company conducts its business and to which it is subject, including without limitation the Corruption of Foreign Public Officials Act (Canada) and the Criminal Code (Canada);
“Company Benefit Plan” means each employee benefit plan, policy, practice, agreement, arrangement, or undertaking (whether written or unwritten, insured or uninsured, registered or unregistered, funded or unfunded), including all health and welfare (including dental, vision, prescription drug, accidental death and dismemberment, critical illness, emergency travel, life insurance, short term disability, long term disability or other medical coverage), mortgage insurance, employee loan, employee assistance, supplemental unemployment benefit, post-employment benefit, post-retirement benefit, bonus, profit sharing, incentive, equity or equity-based compensation, deferred compensation, termination or severance, retention, change of control, pension, supplemental pension, retirement saving, and each other agreement, policy, program, arrangement, practice or undertaking, which are maintained by, contributed to, required to be contributed to, or binding upon the Company or any of its affiliates (including, for certainty, Sandstorm) or for which the Company or its affiliates (including, for certainty, Sandstorm) has any liability or contingent liability for the benefit of any current or former Company Employees excluding any Statutory Plan;
“Company Board” means the board of directors of the Company as the same is constituted from time to time;
“Company Board Recommendation” has the meaning ascribed thereto in Section 2.2(d);
“Company Change in Recommendation” has the meaning ascribed thereto in Section 7.1(a)(iv);
“Company Circular” means the notice of the Company Meeting to be sent to the Company Securityholders, and the accompanying management information circular in connection with the Company Meeting;
“Company Credit Facility” means the Credit Agreement dated as of September 9, 2024 among, inter alia, the Company, National Bank of Canada, as co-lead arranger, joint bookrunner and administrative agent, The Bank of Nova Scotia, as co-lead arranger and joint bookrunner and the lenders from time to time parties thereto;
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement in the form executed by the Company and delivered to and accepted by the Purchaser concurrently with the execution of this Agreement;
“Company Employees” means all individuals who are employed by the Company and its Subsidiaries, including unionized, non-unionized, part-time, full-time, active and inactive employees, and any officers who provide services to the Company as consultants;
“Company Equity Incentive Plans” means, collectively, the Company Option Plan and the Company RSR Plan;

“Company Fairness Opinion” means the opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Company Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Company Shareholders (other than Sandstorm);
“Company Financial Advisor” means Fort Capital Partners, as financial advisor to the Company;
“Company Incentive Awards” means, collectively, the Company Options and the Company RSRs;
“Company Indemnity or Payment Agreement” means any Contract (a) to which the Company or any of its Subsidiaries are party that provides for rights of indemnification to any director, officer or employee by the Company or any of its Subsidiaries or (b) that provides for any change of control payments (or other payment that would be triggered by the transactions contemplated herein) to any director, officer, Company Employee or former Company Employee or Company contractor or former Company contractor or agent of the Company or any of its Subsidiaries or to any other Person;
“Company Leased Real Property” has the meaning ascribed thereto in Section (o)(i) of Schedule D;
“Company Material Adverse Effect” means any one or more changes, effects, events, occurrences or states of fact or circumstance, either individually or in the aggregate, that (x) prevents, materially delays or materially impairs, or would reasonably be expected to prevent, materially delay or materially impair, the ability of the Company or its Subsidiaries to consummate the transactions contemplated by this Agreement, or (y) is, or would reasonably be expected to be, material and adverse to the business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, except for any such change, effect, event, occurrence or state of facts or circumstance resulting or arising from or relating to:
(a)    the announcement or execution of this Agreement or the implementation of the transactions contemplated hereby (including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Company with customers, suppliers, service providers and employees) (for the avoidance of doubt, provided, that this clause (a) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement or the performance of obligations under this Agreement);
(b)    any change in the market price or trading volume of any securities of the Company or Entrée (it being understood that the changes, effects, events, occurrences or states of fact or circumstance underlying such change in market price or trading volume that are not otherwise excluded from the definition of a Company Material Adverse Effect may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(c)    any change affecting the mining industry as a whole;
(d)    any change (on a current or forward basis) in the price of metals or any changes in commodity prices or general market prices affecting the mining industry generally;
(e)    general political, economic, financial, currency exchange, inflation, interest rates, securities or commodity market conditions including the imposition, adjustment or revocation of tariffs;
(f)    any change or prospective change after the date hereof in IFRS, or changes or prospective changes in regulatory accounting requirements applicable to the industries in which the Company conducts business;
(g)    the commencement, continuation or escalation of any war, armed hostilities or acts of terrorism;
(h)    the occurrence of any cyber-attack or data breach (other than, for the avoidance of doubt, a cyber-attack that is primarily directed at (or a data breach that primarily involves) the Company or any of its Subsidiaries);
(i)    any general outbreak of illness, pandemic (including COVID-19 or derivatives or variants thereof), epidemic, national health emergency, forced quarantine, lockdown or similar event, or the worsening thereof;
(j)    the failure of the Company to meet any internal or published projections, forecasts, guidance, budgets, or estimates of revenues, earnings, cash flow or other financial performance or results of operations for any period (provided, however, that the changes, effects, events, occurrences or states of fact or circumstance underlying such failure that are not otherwise excluded from the definition of a Company Material Adverse Effect may be considered to determine whether such failure constitutes a Company Material Adverse Effect);
(k)    any natural disaster (including any hurricane, flood, tornado, earthquake, forest fire, weather-related event or man-made natural disaster); or
(l)    any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable Law of and by any Governmental Entity (including with respect to Taxes), provided, however, that if with respect to clauses (c), (d), (e), (f), (g), (h), (i), (k) and (l) any such change, effect, event, occurrence or state of facts or circumstance has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other entities that own and manage mining royalty and streaming interests, the disproportionate change, effect, event, occurrence or state of facts or circumstance may be taken into account in determining whether a Company Material Adverse Effect has occurred, and references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretive for the purposes of determining whether a “Company Material Adverse Effect” has occurred;

“Company Material Contract” means any Contract:
(a)    that, if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Company Material Adverse Effect;
(b)    under which the Company or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than endorsements for collection in the ordinary course or guarantees of Material Indebtedness for Borrowed Money) in excess of $5 million in the aggregate;
(c)    relating to indebtedness for borrowed money of the Company or any of its Subsidiaries or any guarantee by the Company or any of its Subsidiaries of any other Person’s indebtedness for borrowed money, with an outstanding principal amount in excess of $5 million in the aggregate (“Material Indebtedness for Borrowed Money”);
(d)    other than de minimis limitations or restrictions, that limits or restricts (i) the Company or any of its Subsidiaries, or following completion of the transactions contemplated hereby, the Purchaser or any of its Subsidiaries, from engaging in any type of activity or business, (ii) the manner in which, or the localities in which, all or any portion of the business of the Company or its Subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Purchaser or its Subsidiaries, may be conducted, or (iii) the ability of the Company or its Subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or its Subsidiaries, to solicit customers or employees, other than such terms and conditions as are customary under non-disclosure or similar obligations entered into between exploration or mining companies and companies that are in the business of owning and managing mining royalty and stream interests;
(e)    that contains any right on the part of any third party to acquire assets or other property rights from the Company or any of its Subsidiaries that are material to the Company and its Subsidiaries, taken as a whole;
(f)    that contains any rights on the part of the Company or any of its Subsidiaries to acquire any royalty or streaming interests from any third party that, if acquired, would be material to the Company and its Subsidiaries, taken as a whole;
(g)    that is a registration rights agreement;
(h)    that is an agreement between the Company and any related party of the Company (excluding employment, consulting or indemnification agreements with officers or directors of the Company or its Subsidiaries) that is material to the Company and its Subsidiaries, taken as a whole;
(i)    that is a Company Royalty and Stream Obligation;
(j)    that is a Company Warrant and any agreements pursuant to which such Company Warrants are issued; or

(k)    that is material to the Company and its Subsidiaries, taken as a whole; and, for greater certainty, includes the Company Material Contracts listed in Schedule (cc) of the Company Disclosure Letter;
“Company Meeting” means the special meeting of Company Securityholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser, acting reasonably;
“Company Option Plan” means the amended stock option plan of the Company effective July 26, 2022, as last approved by the Company Shareholders on May 30, 2025;
“Company Options” means the outstanding options to purchase Company Shares granted under the Company Option Plan;
“Company Permitted Liens” means, as of any particular time and in respect of the Company and any of its Subsidiaries, each of the following Liens:
(a)    Liens for Taxes, assessments or governmental charges or levies which are not delinquent or that are being contested in good faith by appropriate proceedings, and that have been adequately reserved on the Company’s or its Subsidiary’s financial statements in accordance with IFRS;
(b)    the Lien of any judgment or award rendered or the Lien of any claim filed which is being contested in good faith by appropriate proceedings and that have been adequately reserved on the Company’s or its Subsidiary’s financial statements in accordance with IFRS;
(c)    the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or Authorization of the Company or any Subsidiary, and the right reserved to or vested in any Governmental Entity to terminate any such lease, license, franchise, grant or Authorization, or to require annual or other payments as a condition of their continuance;
(d)    easements, rights-of-way, encroachments, restrictions, covenants, conditions and other similar matters that, individually or in the aggregate, do not materially and adversely impact the Company’s and its Subsidiaries’ current or contemplated use, occupancy, utility or value of the applicable real property;
(e)    the Lien resulting from the deposit of cash or securities (i) in connection with Contracts, tenders or expropriation proceedings, or (ii) to secure workers’ compensation, surety or appeal bonds, costs of litigation when required by Law and public and statutory obligations, or (iii) in connection with the discharge of Liens or claims incidental to construction and mechanics’, warehouseman’s, carriers’ and other similar liens;
(f)    landlords’ Liens arising in the ordinary course of business;

(g)    Liens securing indebtedness pursuant to the Company Credit Facility;
(h)    the extension, renewal or refinancing of any Company Permitted Lien, provided that the amount so secured does not exceed the original amount secured immediately prior to such extension, renewal or refinancing and the Lien is not extended to any additional property;
(i)    any other Liens that are, as of the date of this Agreement, registered against the Company, any of its Subsidiaries or any of their respective assets in a public personal property registry or similar registry system; and
(j)    as disclosed in Schedule (o) of the Company Disclosure Letter;
“Company Proposed Agreement” has the meaning ascribed thereto in Section 7.4(a);
“Company Public Documents” means all forms, reports, schedules, statements and other documents filed by the Company on SEDAR+ since December 31, 2024;
“Company Royalty and Stream Obligations” means the Antamina Residual Royalty Agreement, the Antamina Silver Stream Agreement and the Hod Maden Gold Stream Agreement;
“Company RSR Plan” means the amended restricted share rights plan of the Company effective July 26, 2022;
“Company RSRs” means the outstanding restricted share rights granted under the Company RSR Plan;
“Company Securityholders” means the Company Shareholders and registered and/or beneficial holders of Company Warrants, as the context requires;
“Company Securityholder Approval” has the meaning ascribed thereto in Section 2.3(e);
“Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;
“Company Shares” means the common shares in the capital of the Company;
“Company Special Committee” means the transaction committee of the Company Board;
“Company Special Committee Fairness Opinion” means the opinion of the Company Special Committee Financial Advisor to the effect that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Company Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Company Shareholders (other than Sandstorm);
“Company Special Committee Financial Advisor” means Cormark Securities Inc., as financial advisor to the Company Special Committee;

“Company Standstill Agreement” means a Contract entered by the Company and/or any of its Subsidiaries that currently, or after the Effective Time, other than a confidentiality and standstill agreement permitted by Section 7.3, restricts the ability of the Company or any of its Subsidiaries to offer to purchase the assets or equity securities of another Person;
“Company Superior Proposal” means a bona fide unsolicited written Company Acquisition Proposal (with references to 20% in such definition being deemed to be replaced with references to 100%) in respect of the Company and its Subsidiaries that did not result from a breach of Section 7.1:
(a)    that, in the opinion of the Company Board, acting in good faith, is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the Company Acquisition Proposal and the Person or group of Persons making the Company Acquisition Proposal;
(b)    that is not subject to any financing condition and in respect of which adequate arrangements have been made to complete any required financing to consummate the Company Acquisition Proposal to the satisfaction of the Company Board, acting in good faith (after consultation with the Company’s legal and financial advisors);
(c)    that is not subject to a due diligence and/or access condition (but, for greater certainty, may include a customary access covenant);
(d)    that complies with applicable Securities Laws in all material respects;
(e)    in the case of a Company Acquisition Proposal that relates to the acquisition of the outstanding Company Shares, that is made available to all Company Shareholders on the same terms and conditions; and
(f)    in respect of which the Company Board (after consultation with the Company’s legal and financial advisors) determines in good faith, and after taking into account all the terms and conditions of the Company Acquisition Proposal, including all legal, financial, regulatory and other aspects of the Company Acquisition Proposal, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favourable, from a financial point of view, to the Company Shareholders, than the Arrangement (including any amendments to the terms and conditions of this Agreement and the Plan of Arrangement proposed by the Purchaser pursuant to Section 7.4(b));
“Company Superior Proposal Notice” has the meaning ascribed thereto in Section 7.4(a)(ii);
“Company Termination Payment” means $10 million;
“Company Termination Payment Event” has the meaning ascribed thereto in Section 8.4(b);

“Company Underlying Mineral Properties” means the mineral properties and/or other assets underlying the Antamina Interest and the Hod Maden Interest;
“Company Voting Agreements” means the voting agreements between the Purchaser and certain Company Shareholders substantially in the forms of the agreements set forth in Schedule C;
“Company Warrants” means, collectively, the Company 2020 Warrants, the Company 2022 Warrants and the Company 2023 Warrants;
“Commissioner” means the Commissioner of Competition appointed under subsection 7(1) of the Competition Act or any Person duly authorized to perform duties on behalf of the Commissioner of Competition;
“Competition Act” means the Competition Act (Canada);
“Competition Act Approval” means, with respect to the transactions contemplated by this Agreement, (a) that the Commissioner shall have issued to the Purchaser an Advance Ruling Certificate, or (b) that (i) the waiting period under Section 123 of the Competition Act shall have expired or been terminated by the Commissioner, or the Commissioner shall have waived the requirement to submit a notification pursuant to Paragraph 113(c) of the Competition Act, and, unless waived in writing by the Purchaser, (ii) the Commissioner shall have issued to the Purchaser a No Action Letter;
“Confidentiality Agreement” means the confidentiality and standstill agreement between the Purchaser and the Company dated May 15, 2025, as supplemented by side letters between the Purchaser and the Company dated May 15 and 16, 2025;
“Consideration” has the meaning set forth under the Plan of Arrangement;
“Contract” means any legally binding contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture arrangement, partnership arrangement or other right or obligation and any amendment thereto to which a Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject;
“Corporate Records” shall mean, in respect of the Company and each of its Subsidiaries, the original or electronic corporate books, duly signed by such Persons if and as required under applicable Law and under its constating documents, including (as applicable) the shareholders’ meeting minutes, share register, the capital variations book, and the directors’ meeting minutes;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Investor Services Inc., or such other Person as the Parties may jointly appoint (each acting reasonably) to act as depositary in respect of the Arrangement;
“Dissent Rights” means the rights of dissent exercisable by the Company Shareholders in respect of the Arrangement described in the Plan of Arrangement;

“Effective Date” means the date on which the Arrangement becomes effective in accordance with Section 2.10(a);
“Effective Time” means the time on the Effective Date that the Arrangement becomes effective, as set out in the Plan of Arrangement;
“Entrée” means Entrée Resources Ltd., a corporation existing under the laws of the Province of British Columbia;
“Entrée Interest” means 1363013’s equity ownership interest in Entrée;
“Environmental Laws” means all Laws imposing obligations, responsibilities, liabilities or standards of conduct for or relating to: (a) the regulation or control of pollution, contamination, activities, materials, substances or wastes in connection with or for the protection of human health or safety, the environment or natural resources (including climate, air, surface water, groundwater, wetlands, land surface, subsurface strata, wildlife, aquatic species and vegetation); or (b) the use, generation, disposal, treatment, processing, recycling, handling, transport, distribution, Release, destruction, transfer, import, export or sale, rehabilitation, reclamation, or remediation of Hazardous Substances;
“Environmental Permits” means all Authorizations or program participation requirements with or from any Governmental Entity under any Environmental Laws;
“Final Order” means the final order of the Court contemplated by Section 2.6, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, supplemented, modified or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;
“Governmental Entity” means: (a) any international, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, international arbitration institution, commission, board, ministry bureau, agency or entity, domestic or foreign, including the Securities Authorities; (b) any stock exchange, including the TSXV; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi-governmental or private body or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;
“Hazardous Substance” means any radioactive, ignitable, corrosive, reactive or otherwise, toxic or hazardous material, substance or waste or any pollutant, contaminant or chemical, including petroleum or any fraction thereof, asbestos or asbestos-containing materials, polychlorinated biphenyls, per- and polyfluoroalkyl substances, radon gas, mold or urea-formaldehyde, in each case as defined, designated, classified, regulated or that could result in liability under, any applicable Environmental Law, including those that are (a) labeled as “pollutants”, “contaminants”, “hazardous material” and/or “hazardous waste”; (b) capable of causing harm to the environment or to human health from exposure thereto if and to the extent such capability or exposure (or prevention thereof) is regulated under Environmental Laws; and/or (c) any used recipients or containers that may have contained or stored Hazardous Substances, including above-ground or underground storage tanks or underground pipes or above ground pipelines, if and to the extent controlled, regulated or prohibited under Environmental Laws;
“Hod Maden Gold Stream Agreement” means the gold purchase agreement dated August 31, 2022 between Sandstorm, as purchaser, and the Company, as seller;
“Hod Maden Interest” means the Company’s indirect 30% ownership interest in Artmin and the contractual rights of the Company and its Subsidiaries associated with such equity interest, including the Hod Maden Joint Venture;
“Hod Maden Project” means the Hod Maden gold/copper project in Artvin, Turkey;
“Hod Maden Joint Venture” means the shareholders agreement dated May 8, 2023 between Mariana Turkey Limited, Lidya Madencilik Sanayi Ticaret A.S., and Alacer Gold Corp., in relation to Artmin;
“IFRS” means International Financial Reporting Standards, as issued by the International Accounting Standards Board and included in the CPA Canada Handbook (Part 1) published by the Chartered Professional Accountants of Canada;
“Intellectual Property” means anything that is or may be protected by any intellectual property rights in any jurisdiction such as, but not limited to works (including software), performances, trade secrets, inventions (whether patentable or not), improvements to such inventions, industrial designs, trade-marks, trade names, business names, corporate names, domain names, website names and world wide web addresses, whether or not they may also be protected, at any given time, as a trade secret or confidential information, including proprietary and non-public business information, know-how, methods, processes, designs, technology, technical data, schematics, models, simulations and documentation relating to any of the foregoing;
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended, supplemented, modified or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;
“Investment Canada Act” means the Investment Canada Act (Canada);
“Key Regulatory Approvals” means the Competition Act Approval and TSXV Conditional Acceptance;
“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, that are binding upon or applicable to such Person or its business, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Securities Laws and applicable common law, and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its Subsidiaries or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Party and/or its Subsidiaries or its or their business, undertaking, property or securities;
“Leases” has the meaning ascribed thereto in Section (o)(ii) of Schedule D;
“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims or other third party interests or encumbrances of any kind, whether contingent or absolute, and any agreement, option, lease, sublease, restriction, easement, right-of-way, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Matching Period” has the meaning ascribed thereto in Section 7.4(a)(iii);
“material fact” means a material fact relating to the Company or the Purchaser, as applicable, for purposes of applicable Securities Laws (and in the case of the Purchaser, “applicable Securities Laws” shall also include the United States Securities Exchange Act of 1934, the United States Securities Act of 1933 and all other applicable U.S. federal securities Laws);
“Material Indebtedness for Borrowed Money” has the meaning ascribed thereto in the definition of “Company Material Contract” above;
“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators;
“Modern Slavery Laws” means all Laws regarding the provision of slavery, servitude and forced or child labour and about human trafficking including the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada), the Customs Tariff Act (Canada), the Customs Act (Canada);
“Nasdaq” means the Nasdaq Global Select Market;
“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;
“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators;
“NI 52-109” means National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings of the Canadian Securities Administrators;
“NI 54-101” means National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators;

“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids of the Canadian Securities Administrators;
“No Action Letter” means written confirmation from the Commissioner that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement, such written confirmation having not been modified or withdrawn prior to the Effective Time;
“Operator” means an owner or operator of any Company Underlying Mineral Property;
“ordinary course” means, with respect to an action taken by a Person, that such action is consistent with the past practice of such Person and is taken in the ordinary course of the normal day-to-day business and operations of such Person;
“Other Company Assets” means any assets of the Company that are not the Principal Company Assets;
“Outside Date” means January 6, 2026 or such later date as may be agreed to in writing by the Parties; provided, however, that if the Effective Date has not occurred by January 6, 2026 as a result of the failure to satisfy the conditions set forth in Section 6.1(c) and no Key Regulatory Approval has been denied by a non-appealable decision of a Governmental Entity, then any Party may elect by notice in writing delivered to the other Party by no later than 5:00 p.m. (Vancouver time) on a date that is on or prior to such date or, in the case of subsequent extensions, the date that is on or prior to the Outside Date, as previously extended, to extend the Outside Date from time to time by a specified period of not less than 30 days from the then-current Outside Date (including as previously extended), provided further that, notwithstanding the foregoing, (a) a Party shall not be permitted to extend the Outside Date if the failure to satisfy the condition set forth in Section 6.1(c) is primarily the result of the failure by such Party to perform any of its covenants or agreements or breach by such Party of any of its representations and warranties in any material respect under this Agreement, and (b) the aggregate extension period from the Outside Date for the Parties, when combined, shall not exceed 90 days from January 6, 2026; provided further, however, that the Outside Date shall be automatically extended if the “Outside Date” in the Sandstorm Arrangement Agreement is extended.
“Outstanding Company Warrants” means the Company Warrants that remain outstanding and unexercised as of the Effective Date;
“Parties” means, together, the Purchaser, AcquireCo and the Company, and “Party” means any one of them, as the context requires;
“Person” includes an individual, partnership, association, body corporate, trust, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;
“Personal Information” means all information or data in any form, including paper, electronic and other forms, concerning any identified or identifiable individual, as provided under the applicable Privacy Laws;

“Plan of Arrangement” means the plan of arrangement of the Company, substantially in the form of Schedule A hereto, and any amendments or variations thereto made in accordance with the Plan of Arrangement or upon the direction of the Court in the Final Order with the consent of the Company, AcquireCo and the Purchaser, each acting reasonably;
“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 5.11;
“Principal Company Assets” means, collectively, the Antamina Interest, the Entrée Interest and the Hod Maden Interest;
“Privacy Laws” include applicable Laws that govern the collection, use, disclosure, retention, disposition and other processing of Personal Information, including the Personal Information Protection and Electronic Documents Act and applicable provincial privacy legislation;
“Purchaser” has the meaning ascribed thereto on the first page of this Agreement;
“Purchaser Board” means the board of directors of the Purchaser, as the same is constituted from time to time;
“Purchaser Meeting” means the meeting of the Purchaser Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law to consider the Purchaser Stock Issuance and for any other purpose as may be set out in the Purchaser Proxy Statement;
“Purchaser Proxy Statement” means the proxy statement on Schedule 14A to be distributed to the Purchaser Stockholders in connection with the Purchaser Meeting;
“Purchaser Stockholders” means the registered and/or beneficial holders of the common stock in the capital of the Purchaser, as the context requires;
“Purchaser Stock Issuance” means the issuance of the common stock in the capital of the Purchaser to be issued to Sandstorm shareholders pursuant to the Sandstorm Arrangement;
“Purchaser Termination Payment” means $15 million;
“Purchaser Termination Payment Event” has the meaning ascribed thereto in Section 8.4(d);
“Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, Authorizations and other approvals (including the lapse, without objections, of a prescribed period of time under a statute or regulation that states that a transaction may be implemented if a prescribed period of time lapses following the giving of notice without an objection being made) of any Governmental Entity required in relation to the transactions contemplated hereby, including the Key Regulatory Approvals;

“Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, or leaching of any Hazardous Substance in the environment;
“Representatives” means, with respect to a Party, such Party’s directors, officers, employees, counsel, financial advisors, accountants, agents, consultants and other authorized representatives and advisors;
“Restricted Party” means a person that is (a) listed on, or subject to sanctions as a result of being owned, held or controlled, directly or indirectly, by one or more persons listed on, or acting on behalf of a person listed on, any Sanctions List, (b) resident in, operating in, or organized under the laws of, or subject to sanctions as a result of being owned or (directly or indirectly) controlled by, or acting on behalf of, a person resident in, operating in, or organized under the laws of, Russia, Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic of Ukraine, the Kherson and the Zaporizhzhia oblasts of Ukraine, Cuba, Iran, North Korea, or Syria or (c) otherwise a target of Sanctions and for the purpose of Canadian Sanctions also includes any entity deemed to be controlled by such person or persons described above, including the circumstances in which (i) any such person or persons, individually or in the aggregate hold, directly or indirectly, 50% or more of the shares or ownership interests in the entity or 50% or more of the voting rights in the entity or are able, directly or indirectly, to change the composition or powers of the entity’s board of directors, or (ii) it is reasonable to conclude, having regard to all the circumstances, any such person or persons, individually or in the aggregate, are able, directly or indirectly and through any means, to direct the entity’s activities;
“Sanctions” means the economic or financial sanctions laws, regulations, anti-terrorism measures, trade embargoes or restrictive measures administered, enacted or enforced by: (a) the United States government; (b) the United Nations; (c) the European Union; (d) the Canadian government; (e) the United Kingdom; or (f) the respective governmental institutions and agencies of any of the foregoing, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of Treasury, the United States Department of State, and Her Majesty’s Treasury, Global Affairs Canada, Public Safety Canada and the Royal Canadian Mounted Police or any other relevant sanctions authority (together the “Sanctions Authorities”);
“Sanctions List” means any lists of sanctioned persons maintained by the United Nations Security Council, or by the governments of Canada, the United States, the United Kingdom and the European Union, including but not limited to Global Affairs Canada, Public Safety Canada and the Office of Foreign Assets Control of the Department of the Treasury;
“Sandstorm” means Sandstorm Gold Ltd., a corporation existing under the laws of the Province of British Columbia;
“Sandstorm Arrangement” means the proposed transaction between the Purchaser and Sandstorm pursuant to which (among other things) the Purchaser (or an affiliate thereof) will acquire all of the issued and outstanding shares of Sandstorm pursuant to a plan of arrangement under the BCBCA;

“Sandstorm Arrangement Agreement” means the arrangement agreement dated the date of this Agreement between the Purchaser and Sandstorm;
“Sandstorm Meeting” means the special meeting of Sandstorm shareholders, including any adjournment or postponement thereof, to be called and held to consider and approve the Sandstorm Arrangement;
“Sandstorm Support Agreement” means the voting and support agreement between the Purchaser and Sandstorm dated the date of this Agreement substantially in the form of agreement scheduled to the Sandstorm Arrangement Agreement;
“SEC Clearance” means the earliest of: (a) confirmation from the U.S. SEC that it does not intend to review the Purchaser Proxy Statement; (b) if the Purchaser has not otherwise been informed by the U.S. SEC that the U.S. SEC intends to review the Purchaser Proxy Statement, the 11th calendar day immediately following the date of filing of the preliminary Purchaser Proxy Statement with the U.S. SEC; and (c) if the Purchaser receives comments from the U.S. SEC with respect to the Purchaser Proxy Statement, upon confirmation from the U.S. SEC that it has no further comments on the Purchaser Proxy Statement;
“Section 338(g) Election” has the meaning ascribed thereto in Section 2.14;
“Securities Act” means the Securities Act (British Columbia);
“Securities Authorities” means the British Columbia Securities Commission and any other applicable securities commissions and securities regulatory authority of a province or territory of Canada;
“Securities Laws” means the Securities Act and any other applicable Canadian provincial or territorial securities Laws;
“SEDAR+” means the System for Electronic Document Analysis and Retrieval +;
“Statutory Plan” means each plan or program established by federal, provincial or state legislation and administered by a Governmental Entity, including the Canada Pension Plan, the Quebec Pension Plan, the Quebec Parental Insurance Plan, Employment Insurance, and any health, drug, or workers’ compensation insurance program;
“Subsidiary” has the meaning ascribed thereto in NI 45-106;
“Tax Act” means the Income Tax Act (Canada);
“Tax Returns” includes all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto and any claims for refunds and information returns (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports), made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;

“Tax Sharing Agreement” means any agreement or arrangement binding the Company or any of its Subsidiaries that provides for the allocation, apportionment, sharing, indemnification or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability (other than customary Tax sharing or indemnification provisions contained in a commercial agreement entered into in the ordinary course, the primary subject matter of which does not relate to Taxes);
“Taxes” includes: (a) any taxes, duties, fees, premiums, assessments, imposts, levies, expansion fees and other charges of any kind whatsoever imposed by any Governmental Entity and including, but not limited to, those levied on, or measured by, or referred to as, income, gross receipts, earnings, profits, mining, mineral, windfall, environmental, royalty, capital, capital stock, transfer, land transfer, disability, ad valorem, sales, net worth, goods and services, harmonized sales, use, value-added, excise, stamp, recording, withholding, business, franchising, property, premium, development, occupation, occupancy, employer health, alternative or add-on minimum, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all license, franchise and registration fees and all employment insurance, health insurance and Canada Pension Plan and other pension plan premiums or contributions imposed by any Governmental Entity; (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) for or to or in respect of any other Person, including as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or by virtue of any statute (including under sections 159 and 160 of the Tax Act); and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party;
“Third Party Beneficiaries” has the meaning ascribed thereto in Section 9.11;
“Trade Laws” means the Export and Import Permits Act (Canada), the Defence Production Act (Canada), the Nuclear Safety and Control Act (Canada), the Customs Act (Canada), the Customs Tariff (Canada), the Foreign Extraterritorial Measures Act (Canada), the Special Import Measures Act (Canada), any orders issued under the foregoing, and any similar Canadian laws relating to the export, re-export, import, possession, examination or transfer of goods, services or technology, anti-boycott or blocking measures, forced or child labour or modern slavery measures, anti-dumping, countervail or safeguard measures, or any similar applicable Laws of the United States;
“Transaction Personal Information” has the meaning ascribed thereto in Section 9.1;
“Treasury Regulations” means the U.S. Department of the Treasury regulations promulgated under the U.S. Tax Code;
“TSXV” means the TSX Venture Exchange;

“TSXV Conditional Acceptance” means conditional acceptance of the Arrangement by the TSXV;
“USRPI” has the meaning ascribed thereto in Section 2.14;
“U.S. SEC” has the meaning ascribed thereto in Section 2.3;
“U.S. Tax Code” means the United States Internal Revenue Code of 1986; and
“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.
1.2    Interpretation Not Affected by Headings
The division of this Agreement into Articles and Sections, and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section or Schedule by number or letter or both refer to the Article, Section or Schedule, respectively, bearing that designation in this Agreement.
1.3    Number and Gender
In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.
1.4    Calculation of Time
Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a business day, such time period shall be extended to the next business day following the day on which it would otherwise end.
1.5    Date for Any Action
If the date on which any action is required to be taken hereunder by a Party is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.
1.6    Currency
References in this Agreement to “C$” refers to Canadian dollars and unless otherwise stated all other references in this Agreement to sums of money are expressed in lawful money of the United States and “$” refers to U.S. dollars.
1.7    No Strict Construction
The language used in this Agreement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

1.8    Statutory, Contractual and Other References
A reference to a statute includes all rules, regulations and policies made pursuant thereto and, unless otherwise specified, the provisions of any statute, rule, regulation or policy that amends, supplements or supersedes such statute, rule, regulation or policy. A reference to an agreement, plan, order, disclosure document or filing made pursuant to applicable Law refers to such agreement, such plan, such disclosure document or such filing, as the case may be, including all schedules, exhibits, appendices and other annexes appended thereto by whatever name and any documents or information incorporated by reference (unless otherwise specified in such agreement, plan, disclosure document or filing), as amended from time to time and in whatever form such amendment is duly and validly made, including by amendment and restatement, by notice, by side letter, by supplement or otherwise.
1.9    Time References
In this Agreement, unless otherwise specified, any references to time are to local time, Vancouver, British Columbia.
1.10    Inclusion
In this Agreement, “including” means including without limitation, and “include” and “includes” have a corresponding meaning.
1.11    Accounting Matters
Unless otherwise stated, all accounting terms used in this Agreement with respect to the Company shall have the meanings attributable thereto under IFRS and all determinations of an accounting nature required to be made shall be made in a manner consistent with IFRS consistently applied.
1.12    Knowledge
In this Agreement, references to: (a) “the knowledge of the Company” mean matters within the actual knowledge, after due enquiry, of the Company’s (i) President and Chief Executive Officer and (ii) Chief Financial Officer; and (b) “the knowledge of the Purchaser” mean the actual knowledge, after due enquiry, of the Purchaser’s (i) President and Chief Executive Officer, (ii) Senior Vice President and Chief Financial Officer, (iii) Senior Vice President and General Counsel, (iv) Senior Vice President, Strategy and Business Development, and (v) Vice President, Corporate Secretary and Chief Compliance Officer.
1.13    Company Disclosure Letter
The Company Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (a) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes, or (b) a Party, acting reasonably and in good faith, needs to disclose it in order to enforce or exercise its rights under this Agreement.

1.14    Schedules
The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:
Schedule A -    Plan of Arrangement
Schedule B -    Arrangement Resolution
Schedule C -    Forms of Company Voting Agreement
Schedule D -    Company Representations and Warranties
Schedule E -    Purchaser Representations and Warranties
ARTICLE 2
THE ARRANGEMENT
2.1    Arrangement
The Parties agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions contained in this Agreement and the Plan of Arrangement.
2.2    Approvals
The Company represents and warrants to the Purchaser that:
(a)    the Company Special Committee has received the Company Special Committee Fairness Opinion from the Company Special Committee Financial Advisor orally which shall be subsequently confirmed in writing;
(b)    the Company Board has received the Company Fairness Opinion from the Company Financial Advisor orally which shall be subsequently confirmed in writing;
(c)    the Company Special Committee, after receiving financial and legal advice and the Company Special Committee Fairness Opinion, has unanimously (A) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company, and (B) recommended to the Company Board that the Company Board (1) approve this Agreement and the Arrangement, and (2) recommend that the Company Securityholders vote in favour of the Arrangement Resolution; and
(d)    the Company Board, after receiving financial and legal advice and the Company Fairness Opinion and the recommendation of the Company Special Committee, has (subject to two directors having a “disclosable interest” within the meaning of the BCBCA and abstaining from voting) unanimously (A) determined that the Arrangement and the entering into of this Agreement are in the best interests of the Company, (B) approved this Agreement and the Arrangement, and (C)

resolved to recommend that the Company Securityholders vote in favour of the Arrangement Resolution (the “Company Board Recommendation”).
2.3    Interim Order
As promptly as reasonably practicable following the execution of this Agreement, the Company shall apply to the Court in a manner acceptable to the Purchaser, acting reasonably, pursuant to Part 9, Division 5 of the BCBCA, to schedule the Interim Order hearing with the Court for a date on or about the 15th calendar day immediately following the date of filing of the Purchaser Proxy Statement with the U.S. Securities and Exchange Commission (“U.S. SEC”); provided that the Company shall reschedule such hearing if the SEC Clearance is not obtained (or not obtainable) by the third business day prior to the date of the Interim Order hearing; provided further that in the event such hearing is rescheduled, the Company shall use commercially reasonable efforts to reschedule such hearing to occur as soon as reasonably practicable following the receipt of SEC Clearance, in each case subject to the availability of the Court and subject to and in accordance with the requirements of NI 54-101 with respect to the Company Meeting. Notwithstanding the foregoing, the Company shall not be required to schedule the Interim Order hearing for a date prior to the 30th day following the date of this Agreement. In connection with the foregoing, the Purchaser shall keep the Company reasonably informed about the status and timing of the SEC Clearance to the extent applicable information is within the knowledge of the Purchaser. The Company shall prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:
(a)    for the class(es) of Persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;
(b)    for confirmation of the record date for the purposes of determining the Company Securityholders entitled to notice of and to vote at the Company Meeting in accordance with the Interim Order;
(c)    that the record date for Company Securityholders entitled to notice of and to vote at the Company Meeting will not change as a result of any adjournment(s) or postponement(s) of the Company Meeting;
(d)    that the Company Meeting may be held as a virtual or hybrid meeting, and that Company Securityholders that participate in the Company Meeting through virtual means, if applicable, will be deemed to be present at the Company Meeting;
(e)    that the requisite approval (collectively, the “Company Securityholder Approval”) for the Arrangement Resolution shall be at least:
(i)    66⅔% of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or by proxy at the Company Meeting and voting as a single class;
(ii)    66⅔% of the votes cast on the Arrangement Resolution by the Company Securityholders present in person or by proxy at the Company Meeting and voting as a single class; and

(iii)    a majority of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or represented by proxy at the Company Meeting, voting as a single class, excluding, for this purpose, the votes cast by those Persons whose votes are required to be excluded by MI 61-101;
(f)    that, in all other respects, the terms, conditions and restrictions of the Company’s constating documents, including quorum requirements and other matters, shall apply in respect of the Company Meeting unless otherwise ordered by the Court;
(g)    for the grant of Dissent Rights to the Company Shareholders who are registered Company Shareholders as of the record date for the Company Meeting, as contemplated in the Plan of Arrangement;
(h)    for the notice requirements with respect to the presentation of the application to the Court for the Final Order;
(i)    that the Company Meeting may be adjourned or postponed from time to time by the Company Board subject to the terms of this Agreement or as otherwise agreed in writing between the Parties without the need for additional approval of the Court; and
(j)    for such other matters as the Purchaser or the Company may reasonably require, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably withheld or delayed.
2.4    Company Meeting
Subject to the terms of this Agreement, as soon as reasonably practicable following receipt of the SEC Clearance, the Company shall:
(a)    duly call, give notice of, convene and conduct the Company Meeting (including by virtual means) in accordance with the Interim Order, the Company’s constating documents and applicable Laws as promptly as reasonably practicable, using commercially reasonable efforts to convene and conduct the Company Meeting as soon as practicable, and in any event, within 45 days of the receipt of the SEC Clearance (and, in that regard, the Company shall abridge, as necessary, any time period that may be abridged under NI 54-101); provided that the Company shall cooperate with the Purchaser and use commercially reasonable efforts to set the record date for, schedule and convene the Company Meeting (including any adjournment or postponement thereof in accordance with this Agreement) on the same date and at the same time as the Purchaser Meeting and the Sandstorm Meeting;
(b)    in consultation with the Purchaser, fix and publish a record date for the purposes of determining the Company Securityholders entitled to receive notice of and to vote at the Company Meeting;
(c)    not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Company Meeting except (i) as required by applicable Laws, (ii) as required for quorum purposes (in which case the meeting shall be adjourned or postponed and not cancelled), (iii) as permitted by Section 7.4(b), (iv) as permitted by Section 8.3(b) or (v) with the Purchaser’s prior written consent; provided, that Company shall be permitted to postpone or adjourn the Company Meeting pursuant to clause (ii) on no more than two occasions in the aggregate and no such adjournment or postponement shall delay the Company Meeting by more than 10 days from the prior-scheduled date or to a date that is on or after the fifth business day preceding the Outside Date;
(d)    promptly advise the Purchaser as the Purchaser may reasonably request, and at least on a daily basis on each of the last 10 business days prior to the date of the Company Meeting as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution;
(e)    promptly (and in no event later than two business days after receipt of notice) advise the Purchaser of any written communication from any Company Shareholder in opposition to the Arrangement (except for non-substantive communications from any Company Shareholder that purports to hold less than 0.1% of Company Shares (provided that communications from such Company Shareholder are not substantive in the aggregate)), any written notice of dissent or purported exercise by any Company Shareholder of Dissent Rights received by the Company in relation to the Arrangement, any withdrawal of Dissent Rights received by the Company and any written communications sent by or on behalf of the Company to any Company Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement;
(f)    unless the Company Board has made a Company Change in Recommendation in accordance with Section 7.4(a), solicit proxies in favour of the Arrangement Resolution and against any resolution submitted by any Company Shareholder (unless otherwise consented to by the Purchaser) and, in connection therewith, if reasonably requested by the Purchaser, use the services of one or more proxy solicitation services (at the expense of the Company);
(g)    provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any proxy solicitation services engaged by the Company, as requested from time to time by the Purchaser;
(h)    not change the record date for the Company Securityholders entitled to notice of or to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law (it being understood that a change will not be required where such date has been provided for in the Interim Order);
(i)    not make any compromise, payment or settlement offer, or agree to any compromise, payment or settlement with respect to, or otherwise negotiate any exercise of any Dissent Rights without the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed); and

(j)    give notice to the Purchaser of the Company Meeting and allow its Representatives and legal counsel to attend the Company Meeting (including by virtual means).
2.5    Preparation of Company Circular
(a)    Promptly following the entry into this Agreement, the Company shall prepare, together with any other documents required by the BCBCA, Securities Laws and all other applicable Laws, and shall use its commercially reasonable efforts to cause to be filed with the TSXV and the Securities Authorities as promptly as practicable after obtaining the Interim Order (with the making of such filing subject to the Purchaser furnishing the information required under Section 2.5(c) and the Purchaser not otherwise failing to perform any of its covenants or agreements or breaching any of its representations and warranties in any material respect under this Agreement), the Company Circular relating to matters to be submitted to the Company Securityholders at the Company Meeting. Subject to Section 2.5(c), the Company shall use commercially reasonable efforts to cause the Company Circular to comply as to form and substance in all material respects with Securities Laws and any other requirements of applicable Law, and to respond as promptly as practicable to any comments of the TSXV, Securities Authorities and their respective staff. The Company will advise the Purchaser promptly after it receives any request by the TSXV or Securities Authorities to amend the Company Circular or receives any comments thereon and responses thereto or any request by the TSXV or Securities Authorities for additional information, and shall provide the Purchaser with copies of all substantive correspondence that is provided by or on behalf of it, on one hand, and by any of the TSXV or Securities Authorities, on the other hand. The Company shall use its commercially reasonable efforts to resolve any comments from the TSXV and Securities Authorities with respect to the Company Circular as promptly as reasonably practicable after receipt thereof. The Company agrees to permit the Purchaser (to the extent applicable) and its counsel, to participate in all substantive meetings and conferences with the TSXV or Securities Authorities with respect to the foregoing matters. Notwithstanding the foregoing, prior to filing or mailing the Company Circular (or any amendment or supplement thereto) or responding to any substantive comments of the TSXV or Securities Authorities with respect thereto, the Company will (i) provide the Purchaser with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) consider in good faith for inclusion in such document or response all comments reasonably and promptly proposed by the Purchaser and (iii) not file or mail such document or respond to the TSXV or Securities Authorities prior to receiving the written approval of the Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)    The Company Circular shall: (i) include copies of the Company Fairness Opinion and Company Special Committee Fairness Opinion; (ii) state that (A) the Company Special Committee has received the Company Special Committee Fairness Opinion, and (B) the Company Board has received the Company Fairness Opinion and the recommendation of the Company Special Committee, and, subject to the terms of this Agreement, has unanimously determined, after receiving legal and financial advice, that the Arrangement and entry into this Agreement are in the best interests of the Company; (iii) subject to the terms of this Agreement, contain the unanimous recommendation of the Company Board (subject to any abstentions due to a director having a “disclosable interest” within the meaning of the BCBCA) to Company Securityholders that they vote in favour of the Arrangement Resolution; and (iv) include statements that each of the directors and senior officers of the Company has signed a Company Voting Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Company Shares in favour of the Arrangement Resolution.
(c)    The Purchaser will promptly furnish to the Company such data and information relating to it and AcquireCo as is required by applicable Laws and as the Company may reasonably request for the purpose of including such data and information in the Company Circular and any amendments or supplements thereto. The Purchaser shall ensure that such information does not include any misrepresentation concerning the Purchaser and AcquireCo, and will indemnify the Company for all claims, losses, costs and expenses incurred by the Company in respect of any such misrepresentation contained in any information regarding the Purchaser that was provided by the Purchaser expressly for inclusion in the Company Circular pursuant to this Section 2.5(c).
(d)    The Company will promptly furnish to the Purchaser such data and information relating to it, its Subsidiaries and the Company Shareholders, as is required by applicable Laws and as the Purchaser may reasonably request for the purpose of including such data and information in the Purchaser Proxy Statement and any amendments or supplements thereto, including any information required for the preparation by the Purchaser of any pro forma financial statements. The Company shall ensure that such information does not include any misrepresentation concerning the Company, its Subsidiaries and the Company Shareholders, and will indemnify the Purchaser for all claims, losses, costs and expenses incurred by the Purchaser in respect of any such misrepresentation contained in any information regarding the Company, its Subsidiaries and the Company Shareholders included in the Purchaser Proxy Statement that was provided by the Company expressly for inclusion in the Purchaser Proxy Statement pursuant to this Section 2.5(d). The Company shall use commercially reasonable efforts to obtain any necessary consents from any of its auditors or other advisors to the use of any financial, technical or other expert information required to be included in the Purchaser Proxy Statement relating to it or its Subsidiaries and to the identification in the Purchaser Proxy Statement of each such advisor.
(e)    The Purchaser and the Company shall each use commercially reasonable efforts to coordinate with each other to prepare common disclosure that will be included in both the Company Circular and the Purchaser Proxy Statement, and shall, to the extent reasonably practicable, provide that such disclosure is generally consistent as between the Company Circular and the Purchaser Proxy Statement.

(f)    If at any time prior to the Effective Time, any information relating to the Purchaser or the Company, or any of their respective affiliates, officers or directors, should be discovered by the Company or the Purchaser that should be set forth in an amendment or supplement to either of the Company Circular or the Purchaser Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the U.S. SEC, the Securities Authorities or any other Governmental Entity as required, as applicable, and, to the extent required by applicable Law, disseminated to the Company Securityholders or the Purchaser Stockholders, as applicable.
2.6    Final Order
If (a) the Interim Order is obtained and (b) the Company Securityholder Approval is obtained at the Company Meeting as provided for in the Interim Order, the Company shall (x) diligently pursue and take all steps necessary to submit the Arrangement before the Court as soon as reasonably practicable and (y) diligently pursue an application for the Final Order pursuant to section 291 of the BCBCA as soon as reasonably practicable but, in any event, within four business days after the Company Securityholder Approval is obtained.
2.7    Court Proceedings
Subject to the terms of this Agreement, the Company will diligently pursue all Court proceedings relating to obtaining the Interim Order and Final Order, and the Purchaser will cooperate with, assist and consent to the Company in seeking the Interim Order and the Final Order, including by providing the Company on a timely basis any information reasonably requested or required to be supplied by the Purchaser in connection therewith. The Company will provide the Purchaser and its legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information to be supplied by the Purchaser for inclusion in such material, prior to the service and filing of such material, and will give reasonable consideration to all such comments. Subject to applicable Law, the Company will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.7 or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that nothing herein shall require the Purchaser to agree or consent to any increase in Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations set forth in any such filed or served materials or under this Agreement or the Arrangement. The Company shall also provide to the Purchaser’s outside counsel on a timely basis copies of any notice of appearance or other Court documents served on the Company in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether written or oral, received by the Company indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order. The Company will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. In addition, the Company will not object to the Purchaser’s legal counsel making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Company is advised as soon as is practicable prior to the hearing of the nature of any submissions to the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement. The Company will also oppose any proposal from any party that the Final Order contain any provision inconsistent with this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, the Purchaser.
2.8    Treatment of Company Incentive Awards
(a)    Subject to all other terms and conditions of this Agreement and the Plan of Arrangement, pursuant to the Arrangement:
(i)    the Company RSRs and Company Options shall be treated in accordance with, and subject to the provisions of, the Plan of Arrangement; and
(ii)    all amounts payable in respect of the Company RSRs and Company Options pursuant to the Plan of Arrangement shall be paid to the applicable recipient in accordance with, and subject to the provisions of, the Plan of Arrangement.
(b)    Prior to the Effective Time, the Company Board (or an authorized committee thereof), as applicable, shall take any actions and adopt any resolutions as are required to effectuate the treatment of the Company Incentive Awards pursuant to the terms of this Section 2.8 and the Plan of Arrangement.
2.9    Treatment of Outstanding Company Warrants
(a)    Subject to all other terms and conditions of this Agreement and the Plan of Arrangement, pursuant to the Arrangement:
(i)    the Outstanding Company Warrants shall be treated in accordance with, and subject to the provisions of, the Plan of Arrangement; and
(ii)    all amounts payable in respect of the Outstanding Company Warrants pursuant to the Plan of Arrangement shall be paid to the applicable recipient in accordance with, and subject to the provisions of, the Plan of Arrangement.
(b)    Prior to the Effective Time, the Company Board (or an authorized committee thereof), as applicable, shall take any actions and adopt any resolutions as are required to effectuate the treatment of the Outstanding Company Warrants pursuant to the terms of this Section 2.9 and the Plan of Arrangement.

2.10    Effective Date
(a)    The Arrangement shall become effective on the date that is three business days following the date on which all the conditions set forth in Section 6.1, Section 6.2 and Section 6.3 have been satisfied or waived in accordance with the terms of this Agreement and the Plan of Arrangement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the Effective Date) unless another date or time is agreed to in writing by the Parties. From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Law, including the BCBCA.
(b)    The closing of the Arrangement will take place remotely by electronic exchange of documents and signatures (or their electronic counterparts) at 8:00 a.m. (Toronto time) on the Effective Date, or at such other time and place as may be agreed to by the Parties.
2.11    Payment of Consideration
The Purchaser will, following receipt by the Company of the Final Order and at least one business day prior to the Effective Date determined in accordance with Section 2.10, deposit in escrow, or cause to be deposited in escrow, with the Depositary (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) sufficient cash to satisfy the Consideration payable pursuant to the Arrangement. All payments of any kind in settlement or satisfaction of the rights of any Company Shareholder exercising Dissent Rights will be made by, and from the funds set aside prior to the Effective Time by, AcquireCo.
2.12    Announcement and Shareholder Communications
The Purchaser and the Company shall each publicly announce the transactions contemplated hereby promptly following the execution of this Agreement by the Parties, the text and timing of the announcements of each Party to be approved by the other Party in advance, acting reasonably. The Purchaser and the Company shall co-operate in the preparation of presentations, if any, to the Company Securityholders or the Purchaser Stockholders regarding the transactions contemplated by this Agreement, and neither the Purchaser nor the Company (except as permitted by Article 7) shall (a) issue any press release or otherwise make public announcements with respect to this Agreement or the Plan of Arrangement without the prior written consent of the other applicable Party (which consent shall not be unreasonably withheld or delayed) or (b) make any filing with any Governmental Entity with respect thereto without prior consultation with the other applicable Party; provided, however, that each Party shall be permitted to make any disclosure or filing required under applicable Law and the applicable Party making such disclosure shall use its commercially reasonable efforts to give prior oral or written notice to the other applicable Party and reasonable opportunity to review or comment on the disclosure or filing, and if such prior notice is not reasonably practicable, to give such notice immediately following the making of such disclosure or filing. Reasonable consideration shall be given to any comments made by the receiving Party and its counsel pursuant to this Section 2.12. Notwithstanding the foregoing, the provisions of this Section 2.12 related to the approval or contents of filings with Governmental Entities will not apply with respect to filings in connection with (a) the Regulatory Approvals, (b) the Company Circular, (c) the Purchaser Proxy

Statement, (d) the Interim Order, (e) the Final Order, (f) any Company Change in Recommendation or action taken pursuant thereto or (g) any dispute regarding this Agreement or the transactions contemplated hereby, which are governed by other sections of this Agreement. Nor shall the provisions of this Section 2.12 prevent any Party from making internal announcements to employees and having discussions with shareholders, financial analysts and other stakeholders, in each case so long as such announcements and discussions are limited to and consistent in all material respects with the most recent press releases, public disclosures or public statements made by such Party.
2.13    Withholding Taxes
The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall be entitled to deduct and withhold from any amounts payable to any Person pursuant to the Arrangement and under this Agreement, including Company Shareholders exercising Dissent Rights and from all dividends, interest, and other amounts payable or distributable to any former Company Shareholder, any former holder of Company Incentive Awards or any former holder of Outstanding Company Warrants, such amounts as the Purchaser, AcquireCo, the Company, the Depositary and their respective Subsidiaries, or any Person on behalf of any of the foregoing, is or may be required or permitted to deduct or withhold with respect to such payment under the Tax Act, the U.S. Tax Code, or any provision of local, state, federal, provincial or foreign Law. The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall exercise commercially reasonable efforts to reduce or eliminate any deduction or withholding with respect to payments made pursuant to the Arrangement and under this Agreement and shall be entitled to request from any recipient of any payment hereunder any necessary tax forms or any other proof of exemption from withholding or any similar information. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the Person to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate authority or Person in accordance with applicable Law.
2.14    Section 338(g) Election
(a)    The Purchaser shall have the sole and exclusive right, in its discretion, to make an election under Section 338(g) of the U.S. Tax Code, and any corresponding elections under state, local or non-U.S. law (collectively, a “Section 338(g) Election”), with respect to the transfer of Company Shares to AcquireCo and any of the Company’s subsidiaries that qualify as target affiliates within the meaning of Treasury Regulation Section 1.338-2(c), in the manner set forth in the Plan of Arrangement.
(b)    To the extent that any of the assets or subsidiaries of the Company constitute a United States real property interest (“USRPI”) under Section 897(c) of the U.S. Tax Code, the Company agrees to use good faith efforts to cooperate with Purchaser to minimize or eliminate withholding under Section 1445 of the U.S. Tax Code, where possible, provided that, in using such good faith efforts, the Company shall not knowingly take any action or knowingly permit any inaction that would have the effect of preventing the Purchaser from making a Section 338(g) Election as contemplated in Section 2.14(a). Specifically, where applicable, the Company, with the assistance of the Purchaser, shall exercise commercially reasonable efforts to cooperate with the Purchaser in preparation and filing, at the Purchaser’s expense, of a properly completed IRS Form 8288-B (Application for Withholding Certificate for Dispositions by Foreign Persons of U.S. Real Property Interests), together with all supporting documentation required by the Internal Revenue Service prior to the Effective Date. The Company shall provide the Purchaser with a reasonable opportunity to review and comment on the draft Form 8288-B and any supporting materials prior to submission and shall incorporate reasonable comments from the Purchaser.
2.15    List of Company Securityholders
At the reasonable request of the Purchaser from time to time, the Company shall provide the Purchaser with a list (in both written and electronic form) of the registered Company Shareholders, together with their addresses and respective holdings of Company Shares, a list of the names and addresses and holdings of all Persons having rights issued by the Company to acquire Company Shares (including holders of Company Options, Company RSRs and Company Warrants), and a list of non-objecting beneficial owners of Company Shares, together with their addresses and respective holdings of Company Shares (provided such list may only be used in the manner permitted by NI 54‑101). The Company shall from time to time furnish, and shall require that its registrar and transfer agent furnish, the Purchaser with such additional information, including updated or additional lists of the Company Shareholders, the holdings of such Company Shareholders, holders of Company Options, Company RSRs and Company Warrants and other assistance as the Purchaser may reasonably request.
2.16     Adjustment to Consideration Regarding Distributions
Notwithstanding anything to the contrary contained in this Agreement, if, between the date of this Agreement and the Effective Time, the Company pays any dividend or other distribution on the Company Shares (or declares a dividend or distribution with a record date prior to the Effective Date), then the Consideration to be paid per Company Share and any other dependent items shall be adjusted to achieve for the Company Shareholders the economic effect contemplated by this Agreement and the Arrangement prior to the occurrence of such dividend or other distribution and the Consideration so adjusted shall, from and after the date of such event, be the Consideration to be paid per Company Share or other dependent item, subject to any other further adjustment as may be permitted or required by this Agreement.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
3.1    Representations and Warranties
Except as disclosed in (a) the forms, documents and reports filed by the Company on SEDAR+ since January 1, 2022 (including all exhibits, supplements and schedules thereto and information incorporated by reference therein) and publicly available prior to the date hereof (but excluding any disclosures set forth in any “risk factors” section, any disclosures in any “forward looking statements” or similar section, and any other disclosures included therein in each case to the extent they are predictive or forward looking in nature), or (b) the Company Disclosure Letter (which disclosures shall apply against any representations and warranties to which it is reasonably apparent they should relate), the Company hereby represents and warrants to the Purchaser as set forth in Schedule D, and acknowledges that the Purchaser is relying upon such representations and warranties in connection with its entry into this Agreement.
3.2    Survival of Representations and Warranties
The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
4.1    Representations and Warranties
The Purchaser and AcquireCo jointly and severally hereby represent and warrant to the Company as set forth in Schedule E, and acknowledge that the Company is relying upon such representations and warranties in connection with its entry into this Agreement.
4.2    Survival of Representations and Warranties
The representations and warranties of the Purchaser and AcquireCo contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
ARTICLE 5
COVENANTS
5.1    Covenants of the Company Relating to the Conduct of Business
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except (i) as required by Law; (ii) with the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed); (iii) as set out in the Company Disclosure Letter (which disclosures shall apply against any covenants to which it is reasonably apparent they should relate); or (iv) as otherwise expressly contemplated or permitted by this Agreement or the Plan of Arrangement:
(a)    except as otherwise disclosed in Schedule 5.1(a) of the Company Disclosure Letter, the Company shall, and shall cause each of its Subsidiaries to, conduct its and their respective businesses in, not take any action except in, and maintain and preserve its and their respective assets, contractual rights (including under any Contracts in respect of the Principal Company Assets), facilities, books and records in, the ordinary course and shall use commercially reasonable efforts to maintain and preserve in all material respects its and their present business organization, operations, assets, contractual rights (including under any Contracts in respect of the Principal Company Assets), properties and goodwill, to keep available the services of its officers and employees as a group and to maintain satisfactory relationships consistent with past practice with joint venture partners, suppliers, distributors, employees and Governmental Entities having business relationships with them;
(b)    the Company shall, subject to compliance with applicable Laws, cooperate with and keep the Purchaser reasonably informed regarding the Company’s business and operations, including through meetings with the Purchaser, and shall provide such other access to its officers, employees, agents, properties, books and records as the Purchaser may reasonably request, including by providing the Purchaser with a reasonable opportunity to access and discuss material information or other technical information with respect to the Principal Company Assets and the Company Underlying Mineral Properties, and by facilitating business integration planning; provided, however, that the Company shall not be required to provide the Purchaser with any information that would (i) violate any obligations of the Company or any of the Company’s Subsidiaries with respect to confidentiality to any third party, or otherwise breach, contravene or violate any Contract to which the Company or any Subsidiary of the Company is a party; or (ii) breach, contravene or violate any applicable Law;
(c)    the Company shall cause its nominees (or the nominees of any of its Subsidiaries) to the board of directors of Artmin to timely attend all meetings of the Artmin board of directors and to promptly enforce any such nominee’s rights as a director of Artmin, including any right to receive timely notice of the business of each director meeting in advance, which notice the Company will cause to be shared, subject to applicable Law and to the extent permitted under the Hod Maden Joint Venture, with the Purchaser;
(d)    without limiting the generality of Section 5.1(a), the Company shall not consent to, condone or acquiesce to, or vote or cause or permit to be voted any of its Hod Maden Project Interest in favour of, and shall procure that any of its nominees (or the nominees of any of its Subsidiaries) to the board of directors of Artmin not consent to, condone, acquiesce to or vote in favour of:
(i)    any director or shareholder matter enumerated in Section 6.1(3) or Section 6.2(3), as applicable, of the Hod Maden Joint Venture;
(ii)    any matter that would prevent Artmin from continuing to carry on the Hod Maden Project in the ordinary course or maintaining the Hod Maden Project on at least a care and maintenance basis, including maintaining all Hod Maden Project assets in good standing, or would result in Artmin carrying on any business or conducting any activities other than with respect to the business of the Hod Maden Project;
(iii)    any declaration, accrual, setting aside or paying of any dividend or the making of any other distribution (whether in cash, securities or property or any combination thereof) in respect of any securities in the capital of Artmin or of any of its Subsidiaries; or
(iv)    any amendment to the constating documents of Artmin;

(e)    without limiting the generality of Section 5.1(a):
(i)    except as disclosed in Section 5.1(e)(i) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, lease, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or otherwise transfer (subject to Company Permitted Liens) any interest in a Principal Company Asset;
(ii)    except as disclosed in Schedule 5.1(e)(ii) of the Company Disclosure Letter, the Company shall comply (and cause its Subsidiaries to comply) with its respective material obligations under the Principal Company Assets;
(iii)    except as disclosed in Schedule 5.1(e)(iii) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, alter, amend or otherwise modify or supplement, or waive any material provision of any Contract in respect of any Principal Company Asset;
(iv)    the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly to take or omit to take any action, or cause or permit any of its Subsidiaries to take or omit to take any action, which would cause any loss or diminishment of any of its contractual rights in respect of the Principal Company Assets, except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries;
(f)    without limiting the generality of Section 5.1(a), the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
(i)    other than as required by the terms of any Company Warrant, Company Equity Incentive Plan or written employment agreement, issue, sell, grant, award, pledge, dispose of, or permit a Lien (other than a Company Permitted Lien) to be created, or agree to issue, sell, grant, award, pledge, dispose of, or permit a Lien (other than a Company Permitted Lien) to be created, on any Company Shares, or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Company Shares or other equity or voting interests or other securities or any shares of its Subsidiaries (including, for greater certainty, Company Incentive Awards), other than pursuant to the exercise or settlement of any Company Warrant, Company Incentive Awards that are outstanding as of the date hereof and that are disclosed in Schedule (g)(ii) of the Company Disclosure Letter;

(ii)    amend or propose to amend the notice of articles, articles or other constating documents of the Company and its Subsidiaries or the terms of any securities of the Company or any of its Subsidiaries;
(iii)    declare, accrue, set aside or pay any dividend or make any other distribution to Company Shareholders (whether in cash, securities or property or any combination thereof) in respect of any Company Shares or the securities of any of its Subsidiaries;
(iv)    other than in connection with any Pre-Acquisition Reorganization or as disclosed in Schedule 5.1(f)(iv) of the Company Disclosure Letter, split, consolidate or reclassify any outstanding Company Shares or the securities of any of its Subsidiaries or undertake any other capital reorganization;
(v)    redeem, purchase or offer to purchase any Company Shares or other securities of the Company or any shares or other securities of its Subsidiaries, other than (i) in connection with any Pre-Acquisition Reorganization, and (ii) pursuant to the settlement of any Company Incentive Awards that are outstanding as of the date hereof and that are disclosed in Schedule (g)(ii) of the Company Disclosure Letter, in each case in accordance with their terms and except as may be required in connection with a Pre-Acquisition Reorganization;
(vi)    except in connection with a Pre-Acquisition Reorganization or as disclosed in Schedule 5.1(f)(vi) of the Company Disclosure Letter, reorganize, amalgamate or merge the Company or any of its Subsidiaries with any other Person;
(vii)    except in connection with a Pre-Acquisition Reorganization, reduce the stated capital of the shares of the Company or of any of its Subsidiaries;
(viii)    other than as disclosed in Schedule 5.1(f)(viii) of the Company Disclosure Letter, sell, lease, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or agree to sell, dispose of, licence, permit a Lien (other than a Company Permitted Lien) to be created on or otherwise transfer (other than through the creation of a Company Permitted Lien) any Other Company Assets or in any interest in any Other Company Assets;
(ix)    other than as otherwise disclosed in Schedule 5.1(f)(ix) of the Company Disclosure Letter, acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, or make any investment or agree to make any investment (by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries), property transfer, purchase of any property or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, in any Person, other than acquisitions of assets, equipment and supplies in the ordinary course with a value that does not exceed $5 million (in the aggregate), excluding capital expenditures permitted by Section 5.1(f)(xii);
(x)    incur, create, assume or otherwise become liable for any indebtedness for borrowed money or any other material liability or obligation or issue any debt securities, or guarantee or otherwise become responsible for, the obligations of any other Person or make any loans or advances to any Person that is not a Subsidiary of the Company in excess of $5 million (in the aggregate), except (A) in connection with ordinary course working capital needs (including, without limitation, the indebtedness incurred or to be incurred under the Company Credit Facility), or (B) as may be disclosed in Section 5.1(f)(x) of the Company Disclosure Letter;
(xi)    adopt a plan of liquidation or resolutions providing for the winding-up, liquidation or dissolution of the Company or any of its Subsidiaries;
(xii)    other than as disclosed in Schedule 5.1(f)(xii) of the Company Disclosure Letter, pay, discharge, settle, satisfy, compromise, waive, assign or release any material claims, liabilities or obligations prior to the same becoming due, other than (A) the payment, discharge or satisfaction of liabilities reflected or reserved against in the Company’s financial statements or incurred in the ordinary course, (B) for an aggregate amount of no greater than $1 million, or (C) payment of any fees related to the Arrangement and that are disclosed in Schedule 5.1(f)(xii) of the Company Disclosure Letter;
(xiii)    waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in the ordinary course, any material Authorization, lease, concession, contract or other document (other than relating to any Contracts relating to the Principal Company Assets, which are governed under Section 5.1(e));
(xiv)    take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorizations necessary to conduct its businesses as now conducted or planned to be conducted;
(xv)    other than (A) as disclosed in Schedule 5.1(f)(xv) of the Company Disclosure Letter, (B) as required by the terms of the Company Equity Incentive Plans in the ordinary course, (C) in accordance with this Agreement or the Plan of Arrangement, or (D) as is necessary to comply with applicable Laws or the current terms of any Contracts or Company Benefit Plans: (1) grant to any Company Employee an increase in compensation in any form, or grant any general salary increase (other than base salary increases for Company Employees in the ordinary course); (2) make any loan to any Company Employee (other than expense reimbursements in the ordinary course); (3) take any action with respect to the grant of any severance, retention, change of control or bonus (or other payment that would be triggered by the transactions contemplated herein) to, or enter into any employment agreement, deferred compensation or other similar agreement (or amend any such existing agreement) with any Company Employee, former Company Employee, director, officer, contractor, former contractor or agent of the Company or any of its Subsidiaries, or to any other Person; (4) increase any benefits payable under any existing severance or termination pay policies or employment agreements, or adopt or materially amend or make any contribution to any Company Benefit Plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of directors or Company Employees or former directors or former Company Employees; (5) adopt, enter into, establish, modify, amend or terminate any Company Benefit Plan or any benefit plan, program, policy, practice, program, agreement, arrangement, or undertaking that would be a Company Benefit Plan if in effect as of the date of hereof; (6) increase bonus levels or other benefits payable to any director or executive officer; (7) provide for accelerated vesting, removal of restrictions or an exercise of any stock-based or stock-related awards (including stock options); (8) establish, adopt or amend (except as required by applicable Law) any collective bargaining agreement or similar agreement; (9) hire or engage, or amend the terms of employment or engagement of, any Company Employee or independent contractor with total annual salaries or fees for services (as applicable) exceeding $250,000 (other than to replace any existing Company Employee or dependent or independent contractor performing a similar function on substantially similar annual salaries or fees for services, as applicable); or (10) terminate the employment or engagement of any Company Employees (vice president or above), directors or other material service providers (other than for cause);
(xvi)    save and except in connection with the termination of the Company Credit Facility pursuant to Section 5.8(a), enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction other than in the ordinary course;
(xvii)    materially change the business carried on by the Company and its Subsidiaries, as a whole;
(xviii)    amend its accounting policies or adopt new accounting policies, except as required by concurrent changes in IFRS;
(xix)    knowingly take any action or knowingly permit any inaction or knowingly enter into any transaction (other than the implementation and fulfillment of a Pre-Acquisition Reorganization and actions taken in the ordinary course) that would have the effect of preventing the Purchaser or a Subsidiary of the Purchaser from obtaining a tax cost “bump”, otherwise available, pursuant to paragraphs 88(1)(c) and (d) of the Tax Act in respect of the non-depreciable capital property owned by the Company or a Subsidiary of the Company for the purposes of the Tax Act upon an amalgamation with the Company or such Subsidiary or a winding-up of the Company or such Subsidiary into the Purchaser or a Subsidiary of the Purchaser (or successor by amalgamation to the Purchaser or a Subsidiary of the Purchaser);
(xx)    enter into any Contract or series of Contracts resulting in a new Contract or series of related new Contracts having a term in excess of 12 months and that would not be terminable by the Company or its Subsidiaries upon notice of 90 days or less from the date of the relevant Contract, or that would impose financial obligations on the Company or any of its Subsidiaries in excess of $5 million (in the aggregate) or would otherwise be a Company Material Contract, except as disclosed in Schedule 5.1(f)(xx) of the Company Disclosure Letter;
(xxi)    (A) alter, amend or otherwise modify or supplement, or waive any Company Material Contract with Sandstorm (save for non-material amendments), except as disclosed in Schedule 5.1(f)(xxi) of the Company Disclosure Letter; (B) with respect to any Company Material Contract: (x) to which Sandstorm is not party; and (y) which is not a Contract in respect of a Principal Company Asset, alter, amend, or otherwise modify or supplement or waive any material provision or condition of, any such Company Material Contract (other than the Company Credit Facility pursuant to Section 5.8); (C) enter into any new Company Standstill Agreement; or (D) alter, amend or otherwise modify or supplement, or waive, any Company Indemnity or Payment Agreement;
(xxii)    incur any capital expenditures or enter into any agreement obligating the Company or its Subsidiaries to provide for future capital expenditures involving payments in excess of $1 million (in the aggregate), other than expenditures pursuant to existing commitments and as disclosed in Schedule 5.1(f)(xxii) of the Company Disclosure Letter;
(xxiii)    cause or permit any Subsidiary of the Company to take any action which would render, or which would reasonably be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein); or
(xxiv)    commence, as plaintiff, any legal proceeding before a Governmental Entity that would reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby;

(g)    terminate, let lapse or amend or modify any insurance policy maintained by the Company and its Subsidiaries; and except as contemplated by Section 5.14, the Company shall use its commercially reasonable efforts to cause its and its Subsidiaries’ current insurance (or re-insurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided that, subject to Section 5.14, neither the Company nor any of its Subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months;
(h)    the Company and each of its Subsidiaries shall:
(i)    duly and timely file all Tax Returns required to be filed by it on or after the date hereof and all such Tax Returns will be true, complete and correct in all material respects;
(ii)    timely deduct, withhold, collect, remit and pay all Taxes which are required to be deducted, withheld, collected, remitted or paid by it to the extent due and payable;
(iii)    not make, change or rescind any material election, information return or designation relating to Taxes, except as may be required by applicable Laws;
(iv)    not make a request for a Tax ruling, voluntarily disclose any potential or actual Tax issue to any taxing authority, or enter into or amend any agreement with any taxing authorities, or consent to any extension or waiver of any limitation period with respect to Taxes;
(v)    not settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes affecting the Company or any of its Subsidiaries (other than the payment, discharge or satisfaction of liabilities reflected in or reserved against in the audited consolidated financial statements of the Company for the year ended December 31, 2024);
(vi)    not surrender any right to claim any abatement, reduction, deduction, exemption, credit or refund in respect of Taxes;
(vii)    not enter into any Tax Sharing Agreement;
(viii)    terminate all Tax Sharing Agreements without further liability to Purchaser, the Company, or its Subsidiaries following the Effective Time;
(ix)    not amend any Tax Return or change any of its methods or periods of reporting income, deductions or accounting for income Tax purposes from those employed in the preparation of its income Tax Return for the tax year ended December 31, 2024, except as may be required by applicable Laws; and
(x)    keep the Purchaser reasonably informed of any events, discussions, correspondence or other action with respect to any Tax audit, investigation or assessment (other than ordinary course communications which could not reasonably be expected to be material to the Company and its Subsidiaries); and
(i)    the Company shall not authorize, agree or otherwise commit to do any of the matters otherwise prohibited by this Section 5.1.
5.2    Covenants of the Company Relating to the Arrangement
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, it shall, and shall cause its Subsidiaries to perform all obligations required to be performed by the Company or any of its Subsidiaries under this Agreement, co-operate with the Purchaser in connection therewith, and do all such other acts and things as may be reasonably necessary or desirable in order to consummate and make effective the transactions contemplated in this Agreement and the Company shall, and shall cause its Subsidiaries to:
(a)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.9, use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its Subsidiaries relating to the Arrangement;
(b)    use its commercially reasonable efforts to obtain all third party consents, approvals and notices required to complete the transactions contemplated by this Agreement under any of the Company Material Contracts (other than the Company Credit Facility);
(c)    upon reasonable consultation with the Purchaser, use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings against the Company challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;
(d)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.9, use commercially reasonable efforts to satisfy all conditions precedent in Section 6.1 and Section 6.2 of this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement to the extent same is within its control;
(e)    cooperate with, and provide commercially reasonable assistance to, Purchaser in the preparation of an election by the Company pursuant to subparagraph (c)(i) of the definition of “public corporation” contained in subsection 89(1) of the Tax Act such that the Company ceases to be a “public corporation” for the purposes of the Tax Act;

(f)    not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement, provided that for the avoidance of doubt nothing in this Section 5.2(f) shall require the Company to (w) change the time for performance of any of the obligations or acts of the Purchaser or AcquireCo; (x) waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto; (y) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Purchaser or AcquireCo; or (z) waive compliance with or modify any conditions in Section 6.1 or Section 6.3;
(g)    use its and their commercially reasonable efforts to procure, effective as of the Effective Time, resignations and mutual releases in form and substance satisfactory to the Company and the Purchaser, acting reasonably, from the directors and officers of the Company and its Subsidiaries (other than any directors and officers who will be continuing their employment or services with the Company or the Purchaser after the Effective Time);
(h)    promptly (and, in any event, within 24 hours) notify the Purchaser of:
(i)    any Company Material Adverse Effect or change, effect, event, occurrence or state of facts or circumstance that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(ii)    any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is required in connection with this Agreement or the Arrangement; or
(iii)    any material proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries in connection with this Agreement or the Arrangement. The Company shall give Purchaser a reasonable opportunity to participate in the defense or settlement of any substantive shareholder litigation against the Company or its directors or officers relating to the Arrangement, and no such settlement shall be agreed to without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.
5.3    Covenants of the Company Relating to TSXV Delisting
Prior to the Effective Date, the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the TSXV to cause the delisting of the Company Shares from the TSXV as promptly as practicable after the Effective Time.

5.4    Covenants of the Purchaser and AcquireCo Relating to the Arrangement
Each of AcquireCo and the Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, it shall and shall cause its Subsidiaries to perform all obligations required to be performed by it or any of its Subsidiaries under this Agreement, co-operate with the Company in connection therewith, and do all such other acts and things as may be reasonably necessary or desirable in order to consummate and make effective the transactions contemplated in this Agreement and each of AcquireCo and the Purchaser shall, and shall cause its Subsidiaries to:
(a)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.9, use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its Subsidiaries relating to the Arrangement;
(b)    use its commercially reasonable efforts to obtain all third party consents, approvals and notices required to complete the transactions contemplated by this Agreement;
(c)    upon reasonable consultation with the Company, use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings against AcquireCo or the Purchaser challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;
(d)    other than in respect of the Regulatory Approvals, which shall be governed by Section 5.9, use commercially reasonable efforts to satisfy all conditions precedent in Section 6.1 and Section 6.3 of this Agreement to the extent the same is within its control and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;
(e)    not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement, provided that for the avoidance of doubt nothing in this Section 5.4(e) shall require the Purchaser to (w) change the time for performance of any of the obligations or acts of the Company; (x) waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto; (y) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Company; or (z) waive compliance with or modify any conditions in Section 6.1 or Section 6.2;
(f)    promptly (and, in any event, within 24 hours) notify the Company of:
(i)    any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement,

amendment or confirmation) of such Person (or another Person) is required in connection with this Agreement or the Arrangement; or
(ii)    any material proceedings commenced or, to the knowledge of the Purchaser, threatened against, relating to or involving or otherwise affecting the Purchaser or any of its Subsidiaries in connection with this Agreement or the Arrangement.
5.5    Covenants of the Purchaser Relating to the Sandstorm Arrangement
(a)    The Purchaser shall not, without the prior written consent of the Company, which shall not be unreasonably withheld or delayed, take any action that would amend the Sandstorm Arrangement Agreement for any of the following purposes:
(i)    so that the Outside Date (as such term is defined in the Sandstorm Arrangement Agreement) becomes a date that is later than January 6, 2026;
(ii)    so that the consideration payable to the securityholders of Sandstorm is decreased;
(iii)    so that the covenants of the Purchaser and AcquireCo in Section 5.6 of the Sandstorm Arrangement Agreement are amended to make such covenants less burdensome on either of the Purchaser or AcquireCo;
(iv)    so that the conditions to closing are amended in any material respect; or
(v)    so that the termination rights of either party to the Sandstorm Arrangement Agreement are amended in any material respect.
(b)    The Purchaser shall, subject to compliance with applicable Laws, provide information reasonably requested by the Company regarding the status of the Sandstorm Arrangement and the Sandstorm Arrangement’s progress towards consummation, including by providing the Company with a reasonable opportunity to discuss the same with the Purchaser, provided, however, that the Purchaser shall not be required to provide the Company with any information that would violate any contractual obligation of the Purchaser or the Purchaser’s Subsidiaries or breach, contravene or violate any applicable Law.
5.6    Covenants of the Parties Relating to Incentive Awards
The Parties acknowledge that no amount will be deducted by the Company or any Person not dealing at arm’s length with the Company in respect of any payment to or for the benefit of a holder of Company Options in respect of the Company Options pursuant to the Plan of Arrangement who is a resident of Canada or who is employed in Canada (both within the meaning of the Tax Act), in computing the taxable income of the Company or any Person not dealing at arm’s length with the Company for purposes of the Tax Act, and the Company shall, with respect to each such holder of Company Options: (i) make an election pursuant to subsection 110(1.1) of the Tax Act and any equivalent provision under the relevant provincial legislation in respect of the cash payments made in exchange for the surrender of Company Options; and (ii) provide evidence in writing of such election to holders of Company Options.

5.7    Control and Supervision of the Company and the Purchaser
Nothing in this Agreement shall give one Party, directly or indirectly, the right to direct or control the other Party’s business or operations prior to the Effective Date. Prior to the Effective Date, each Party shall exercise, consistent with the terms of this Agreement, complete control and supervision over its own business and operations. Nothing in this Agreement, including any of the restrictions set forth herein, shall be interpreted in such a way as to place any Party in violation of Law.
5.8    Termination of Company Credit Facility
(a)    The Company shall deliver to the Purchaser at least two business days prior to the Effective Date a payout statement in form reasonably satisfactory to the Purchaser, setting forth, if applicable, the total amounts payable pursuant to the Company Credit Facility (if any) to fully satisfy all principal, interest, fees, costs, and expenses owed to each holder of indebtedness under the Company Credit Facility (including to fully cash collateralize all outstanding cash management obligations, letters of credit, bankers’ acceptances and hedging arrangements under the Company Credit Facility or with a lender under the Company Credit Facility or an affiliate of such lender, which may be satisfied by the Company) as of the anticipated Effective Date (and any applicable per diem amounts), together with appropriate wire instructions, together with a release and discharge from the administrative agent under the Company Credit Facility that upon payment in full of all such amounts owed to the administrative agent, the lenders under the Company Credit Facility and affiliates of such lenders (if any), (i) all indebtedness under such Company Credit Facility shall be discharged and satisfied in full (other than contingent obligations not then due, obligations which survive the termination of the Company Credit Facility and obligations in respect of cash management agreements, letters of credit, bankers’ acceptances and hedging arrangements with respect to which arrangements will be made to the satisfaction of the applicable cash management counterparties, issuing banks and hedge counterparties, respectively, and the Purchaser and the Company), (ii) all loan documents entered into in connection with the Company Credit Facility shall be terminated with respect to the Company and its Subsidiaries that are borrowers or guarantors thereof (or the assets of which secure such indebtedness, if applicable) and (iii) all Liens on the Company and its Subsidiaries and their respective assets relating to the Company Credit Facility (other than Liens securing obligations in respect of cash management obligations, letters of credit, bankers’ acceptances and hedging arrangements that may survive pursuant to the terms of such payoff letter) shall be released and terminated, together with an undertaking to deliver any applicable documents necessary to evidence the release and termination of such Liens and any guarantees by the Company and its Subsidiaries in respect of the Company Credit Facility.

(b)    The Purchaser shall make adequate arrangements, and the Company shall cooperate with the Purchaser in making such arrangements, such that all outstanding indebtedness under the Company Credit Facility, as described in Section 5.8(a), shall be repaid in full by the Purchaser to the appropriate lenders so as to permit the full repayment and termination of the Company Credit Facility as contemplated therein concurrent with the Effective Time.
5.9    Regulatory Approvals
(a)    Each of the Purchaser and the Company will, and will cause their respective Subsidiaries to, use commercially reasonable efforts to obtain the Regulatory Approvals as promptly as practicable and in any event so as to allow the Effective Time to occur before the Outside Date. Without limiting the generality of the foregoing unless mutually agreed to in writing otherwise between the Purchaser and the Company, with respect to the transactions contemplated by this Agreement:
(i)    the Purchaser shall, within 10 business days of the date of this Agreement, file with the Commissioner a request for an Advance Ruling Certificate or, in the alternative, a No Action Letter; and
(ii)    if the Competition Act Approval is not obtained within 16 calendar days following the aforementioned filing by the Purchaser, any time thereafter either the Purchaser or the Company may notify the other in writing of its intention to file a complete pre-merger notification form pursuant to Section 114 of the Competition Act, in which case the Purchaser and the Company shall each file its respective pre-merger notification form within 10 business days after having received such written notice.
(b)    The Purchaser and the Company will, and will cause their respective Subsidiaries to, use commercially reasonable efforts to promptly furnish to any applicable Governmental Entity all additional information, documents or other materials that may be requested by any such Governmental Entity in connection with the Regulatory Approvals.
(c)    The Purchaser and the Company will, and will cause their respective Subsidiaries to, coordinate and cooperate in exchanging information and supplying assistance that is reasonably requested in connection with this Section 5.9, including (i) providing each other with advance copies of and a reasonable opportunity to comment on all notices, filings, requests, submissions and other documents or information to be supplied to or filed with any Governmental Entity in connection with the Regulatory Approvals and considering in good faith any suggestions made by the other Party with respect to such notices, filings, requests, submissions and other documents or information; (ii) promptly providing each other with final copies of all notices, filings, requests, submissions and other documents or information supplied to or filed with any Governmental Entity and all notices, correspondence or other documents or information received from any Governmental Entity in connection with the Regulatory Approvals; (iii) keeping the other Party and their respective counsel fully apprised of all written (including email) and oral communications and all meetings with any Governmental Entity in connection with the Regulatory Approvals, and, unless participation by a Party is prohibited by applicable Law or by such Governmental Entity, neither Party will engage in any such communications or meetings with a Governmental Entity without first giving the other Party or its external counsel a full and reasonable opportunity to participate; and (iv) providing the other Party, at a Party’s reasonable request, with any information that is in the first Party’s possession, or under its direction or control, that may be required or useful in connection with the matters in this Section 5.9.
(d)    To the extent that any information or documentation to be provided by one Party to the other Party pursuant to this Section 5.9 is, in the reasonable view of the disclosing Party, competitively sensitive, the disclosing Party may supply such information or documentation on an “external counsel only basis” (or otherwise on a restricted basis at the disclosing Party’s sole discretion) and such receiving Party will not request or otherwise receive such information from any Persons to whom the disclosed information or documentation has been provided, while the disclosing Party shall provide a redacted version of any such materials to the receiving Party.
(e)    The Parties, acting reasonably and diligently, will mutually determine and direct the efforts and strategy to obtain the Regulatory Approvals, provided, however, that, in the event of a disagreement between the Purchaser and Company regarding the strategy to obtain the Regulatory Approvals, the Purchaser shall make available its Chief Executive Officer to discuss the strategy with the Chief Executive Officer (or any other Person nominated by the Chief Executive Officer) of the Company and the Purchaser’s Chief Executive Officer shall give good faith consideration to the Company’s views before making a final decision, acting reasonably, on the strategy to take to obtain the Regulatory Approvals.
(f)    For greater certainty, and notwithstanding anything to the contrary in this Agreement, in connection with obtaining the Key Regulatory Approvals, the Purchaser will not be required to offer, negotiate, effect or agree to: (A) the sale, divestiture, licensing or other disposition of all or any part of the businesses or assets of the Purchaser, the Company or any affiliate thereof; (B) the termination of any existing contractual rights, relationships and obligations or entry into, or amendment, of any licensing arrangements; (C) the taking of any action that, after consummation of the transactions contemplated by this Agreement, would limit the freedom of action of, or impose any other requirement on the Purchaser, the Company or any affiliate thereof with respect to the operation of one or more of the businesses or the assets of the Purchaser, the Company or any affiliate thereof; and (D) complete the transactions contemplated by this Agreement into a hold separate arrangement.
(g)    The Purchaser and the Company shall (and shall cause their respective Subsidiaries to, as applicable) file, as promptly as practicable but in any event within 30 business days after the date of this Agreement or such other date as the Purchaser and the Company may reasonably agree, any other filings or notifications under any other applicable federal, provincial, state or foreign Law required to obtain any other Regulatory Approvals and which is not otherwise explicitly addressed in this Section 5.9.
(h)    The Purchaser and the Company each will pay half of any filing fees (including any Taxes thereon) in respect of any filing made to any Governmental Entity in respect of any Regulatory Approvals.
(i)    AcquireCo, the Purchaser and the Company shall not (and shall cause their respective Subsidiaries not to) enter into any transaction, investment, agreement, arrangement or joint venture or take any other action or fail or refrain from taking any commercially reasonable action, the effect of which would reasonably be expected to make obtaining the Regulatory Approvals materially more difficult or challenging, or reasonably be expected to materially delay the obtaining of the Regulatory Approvals.
(j)    AcquireCo, the Purchaser and the Company shall use (and shall cause their respective Subsidiaries to use) their respective commercially reasonable efforts to defend any judicial or administrative action or similar proceeding instituted (or threatened to be instituted) or pending by or before any Governmental Entity under any Law and to have any such action or proceeding withdrawn or discontinued and any stay, restraining order, injunction or similar order entered by any Governmental Entity vacated, lifted, reversed, or overturned.
(k)    If the Purchaser elects to submit a notification under section 12 of the Investment Canada Act prior to the Effective Date, it shall do so within 10 business days of the date of this Agreement.
5.10    Employment Matters
(a)    Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and cause its Subsidiaries to cause, directors and officers of the Company and its Subsidiaries (other than any directors or officers who will be continuing their employment or services with the Company or the Purchaser after the Effective Time) to enter into mutual releases with the Company and its Subsidiaries of all claims against the other, in form and substance satisfactory to the Company and the Purchaser, acting reasonably, excluding any claims arising from (i) any rights to indemnity that the director or officer (including, for the avoidance of doubt, vice presidents and above) may have under applicable Law, including the BCBCA or the articles of the Company, or any agreement with the Company, (ii) any rights to contribution or indemnification that the director may have with respect to coverage under any applicable director’s and officer’s insurance policy of the Company and (iii) any amounts payable pursuant to the Arrangement.
(b)    As of and from the Effective Time, the Purchaser shall cause the Company, its Subsidiaries and any successor to the Company to honour and fully comply with the terms of all of the severance, change of control, termination or other payment obligations of the Company or its Subsidiaries under the existing employment, consulting, change of control and severance agreements of the Company or its Subsidiaries which are disclosed in the Company Disclosure Letter.
5.11    Pre-Acquisition Reorganization
(a)    Subject to Section 5.11(b), the Company shall use commercially reasonable efforts to effect such reorganization of its business, operations, Subsidiaries and assets or such other transactions (each, a “Pre-Acquisition Reorganization”) as the Purchaser may reasonably request prior to the Effective Date, reasonably cooperate with the Purchaser in structuring, planning and implementing any such Pre-Acquisition Reorganization, and the Plan of Arrangement, if required, shall be modified accordingly in a manner acceptable to the Company, acting reasonably; provided, however, that the Pre-Acquisition Reorganization:
(i)    will not prejudice the Company or the Company Securityholders;
(ii)    would not impede or materially delay the consummation of the Arrangement;
(iii)    does not require the approval of any of the Company Securityholders (other than the approval of the Arrangement Resolution);
(iv)    is effected as close as reasonably practicable prior to the Effective Time, and, in any event, after all Regulatory Approvals have been obtained;
(v)    shall not be effected until after the Purchaser has waived or confirmed that all of the conditions stipulated in the Purchaser’s favour under Section 6.1 and Section 6.2 have been satisfied, and has confirmed in writing that the Purchaser is prepared to promptly and without condition proceed to effect the Arrangement;
(vi)    does not require any filings with, notifications to or approvals of any Governmental Entity or third party which may not be made, effected or obtained prior to the Effective Date;
(vii)    can be unwound in the event the Arrangement is not consummated without adversely affecting, or being prejudicial to, the Company, its Subsidiaries or the Company Securityholders;
(viii)    does not result in a change of control, default or acceleration of any of the Company’s existing credit facilities, except as otherwise triggered by the Arrangement and the transactions contemplated herein;
(ix)    does not unreasonably interfere with the Company’s operations prior to the Effective Time;
(x)    does not result in any breach by the Company or any of its Subsidiaries of any Company Material Contract or Authorization material to the Company or any breach by the Company of the Company’s constating documents or by any of its Subsidiaries of their respective organizational documents or Law; and
(xi)    does not require the Company or its Subsidiaries to take any action that could reasonably be expected to result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Company Shareholder, any holder of Company Incentive Awards or any holder of Company Warrants incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.
(b)    Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to obtain any consents required to effect each Pre-Acquisition Reorganization. The Purchaser shall provide written notice to the Company of any proposed Pre-Acquisition Reorganization (which notice will include full particulars of all material steps and transactions with respect to such Pre-Acquisition Reorganization) at least 15 business days prior to the Effective Date.
(c)    If this Agreement is terminated (other than by the Purchaser pursuant to Section 8.2(a)(iii)(A)), the Purchaser shall:
(i)    forthwith reimburse the Company for all reasonable and documented out-of-pocket costs, fees and expenses incurred by the Company and its Subsidiaries in connection with any proposed Pre-Acquisition Reorganization, including all amounts relating to the considering, effecting, voiding, reversing or unwinding of a Pre-Acquisition Reorganization; and
(ii)    indemnify and hold harmless the Company, its Subsidiaries and their respective officers, directors, employees, agents, advisors and Representatives from and against any and all liabilities, losses, damages, claims, penalties, interests, awards, judgements and Taxes suffered or incurred by any of them in connection with or as a result of any Pre-Acquisition Reorganization, including to reverse, terminate, modify or unwind any Pre-Acquisition Reorganization.
(d)    The Purchaser acknowledges and agrees that the planning for and implementation of any Pre-Acquisition Reorganization shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of the Company hereunder has been breached. The Purchaser and the Company shall work cooperatively and use commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization. For the avoidance of doubt, the Company shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.

5.12    Filings
The Parties will cooperate reasonably and in good faith to determine whether the transactions set out in this Agreement and any related transactions are required to be reported to any applicable taxing authority pursuant to section 237.3 or 237.4 of the Tax Act (or any provisions of similar effect) and, if so, the Parties shall cooperate to make such reporting in a comprehensive and timely manner, in the form required by such Law. The Parties may request reasonable representations and warranties from each other to the extent necessary to establish any factual matters relevant to the determination of whether reporting is required and the content of such reporting.
5.13    Access to Information; Confidentiality
(a)    From the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to its terms, subject to compliance with applicable Law and the terms of any existing Contracts, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, afford to the Purchaser and to its Representatives such access as the Purchaser may reasonably require at all reasonable times, to the Company’s officers, employees, agents, properties, books, records and Contracts (including Tax Returns and Tax work papers), and shall furnish the Purchaser with all data and information as the Purchaser may reasonably request, provided that the Company shall not be required to afford such access or furnish such information to the extent that the Company believes, in its reasonable good faith judgment, that doing so would (i) result in the loss of attorney-client, work product or other privilege, (ii) result in the disclosure of any trade secrets of third parties or violate any obligations of the Company or any of the Company’s Subsidiaries with respect to confidentiality to any third party, or otherwise breach, contravene or violate any such effective Contract to which the Company or any Subsidiary of the Company is a party, or (iii) breach, contravene or violate any applicable Law. Without limiting the foregoing, during such period, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, afford the Purchaser and its Representatives such access to the Company Employees, the assets and property of the Company and its Subsidiaries and the data, information and records (including data, information and records relating to Company Employees and such monthly reports with respect to the operations of the Company and its Subsidiaries as the Purchaser may reasonably request) as is reasonably necessary in order for the Purchaser to observe the Company’s operations, to facilitate the closing of the Arrangement and the transition of the business of the Company and its Subsidiaries to the Purchaser; provided that any such access shall be during normal business hours upon reasonable advance notice to the Company, under the supervision of the Company’s personnel and in such a manner as not to interfere with the conduct of the Company’s business or any other businesses of the Company. All such access shall be at the sole risk of the Purchaser and its Representatives.
(b)    The Purchaser and the Company acknowledge and agree that information furnished pursuant to this Section 5.13 shall be subject to the terms and conditions of the Confidentiality Agreement.

5.14    Insurance and Indemnification
(a)    All rights to indemnification existing in favour of the present and former directors and officers of the Company (each such present or former director or officer of the Company being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”), as provided for in agreements to which the Company or any of its Subsidiaries is a party and that are in effect as of the date hereof (as set forth in Schedule 5.14(a) to the Company Disclosure Letter) and as of the Effective Time, will survive and continue in full force and effect and without modification provided that copies of all Company Indemnity or Payment Agreements have been provided to the Purchaser prior to the date hereof, and the Company and any successor to the Company shall continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time, for six years following the Effective Date.
(b)    Prior to the Effective Time, notwithstanding any other provision hereof, the Company shall purchase customary prepaid non-cancellable “tail” directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing coverage no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date, and the Purchaser will, or will cause the Company and its Subsidiaries to, maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date, provided that the total cost of such “tail” directors’ and officers’ liability insurance shall not exceed 400% of the current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by the Company and its Subsidiaries. As of and from the Effective Time, the Purchaser shall, or shall cause the Company and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date.
(c)    If the Company or the Purchaser or any of their respective successors or assigns shall (i) amalgamate, consolidate with or merge or wind-up into any other Person and shall not be the continuing or surviving corporation or entity; or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns and transferees of the Company or the Purchaser, as the case may be, shall assume all of the obligations of the Company or the Purchaser, as applicable, set forth in this Section 5.14.
(d)    The provisions of this Section 5.14 are intended for the benefit of, and shall be enforceable by, each insured or indemnified Person, his or her heirs and his or her legal representatives and, for such purpose, the Company hereby confirms that it is acting as agent on their behalf. Furthermore, this Section 5.14 shall survive the termination of this Agreement as a result of the occurrence of the Effective Date for a period of six years.
ARTICLE 6
CONDITIONS
6.1    Mutual Conditions Precedent
The obligations of the Parties to complete the Arrangement are subject to the fulfillment of each of the following conditions precedent on or before the Effective Time, each of which may only be waived, in whole or in part, with the mutual consent of the Parties:
(a)    the Arrangement Resolution shall have been approved and adopted by the Company Securityholders at the Company Meeting in accordance with the Interim Order;
(b)    the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise;
(c)    all of the Key Regulatory Approvals shall have been obtained and shall remain in full force and effect;
(d)    there shall be no Law in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement; and
(e)    this Agreement shall not have been terminated in accordance with its terms.
6.2    Additional Conditions Precedent to the Obligations of the Purchaser
The obligations of AcquireCo and the Purchaser to complete the Arrangement are subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of AcquireCo and the Purchaser and may be waived by AcquireCo and the Purchaser, in whole or in part, at any time):
(a)    all covenants of the Company under this Agreement to be performed on or before the Effective Time shall have been duly performed by the Company in all material respects and AcquireCo and the Purchaser shall have received a certificate of the Company addressed to AcquireCo and the Purchaser and dated the Effective Date, signed on behalf of the Company by a senior executive officer of the Company (on the Company’s behalf and without personal liability), confirming the same as of the Effective Date;
(b)    (i) the representations and warranties of the Company set forth in this Agreement (other than as contemplated in clauses (ii) and (iii)) shall be true and correct in all respects, without regard to any materiality or Company Material Adverse Effect qualifications contained in them, as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; (ii) the representations and warranties of the Company set forth in Sections (a), (b), (c)(i)(A)(1) and (t)(v) of Schedule D shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and (iii) the representations and warranties of the Company set forth in Sections (d)(i), (g) and (gg) of Schedule D shall be true and correct in all respects (except for de minimis inaccuracies and as a result of transactions, changes, conditions, events or circumstances permitted hereunder) as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and AcquireCo and the Purchaser shall have received a certificate of the Company addressed to AcquireCo and the Purchaser and dated the Effective Date, signed on behalf of the Company by a senior executive officer of the Company (on the Company’s behalf and without personal liability), confirming the same;
(c)    the Sandstorm Arrangement Agreement shall have been entered into and shall remain in full force and effect; unless Sandstorm has terminated the Sandstorm Arrangement Agreement pursuant to Section 9.2(a)(iv)(A) thereof in which case this condition shall not apply;
(d)    provided that the Sandstorm Arrangement Agreement has not been terminated by Sandstorm pursuant to Section 9.2(a)(iv)(A) thereof, the conditions precedent to the obligations of the Purchaser set forth in Section 6.1 and Section 6.2 of the Sandstorm Arrangement Agreement (other than Section 6.2(c) and Section 6.2(e) of the Sandstorm Arrangement Agreement) shall have been satisfied or waived by the Purchaser and AcquireCo as of the Effective Time; provided that the failure of any of the foregoing conditions set forth in the Sandstorm Arrangement Agreement to be satisfied or waived is not due to the Purchaser having breached any of its representations, warranties, covenants or obligations under this Agreement;
(e)    any waivers, amendments, consents, permits, approvals, releases, licences or authorizations under or pursuant to the Company Material Contracts set out in Schedule 6.2(e) of the Company Disclosure Letter will have been obtained on terms which are satisfactory to the Purchaser, acting reasonably;
(f)    any notices set out in Schedule 6.2(f) of the Company Disclosure Letter have been delivered, to the extent required, in form and substance satisfactory to the Purchaser, acting reasonably;
(g)    provided that the Purchaser has complied with its obligations hereunder in all material respects including, without limitation, under Section 5.9, there shall not be pending or threatened any order or proceeding by any Governmental Entity or any other person that is reasonably likely to result in any:
(i)    prohibition or restriction on the acquisition by the Purchaser of any Company Shares or the completion of the Arrangement or any Person obtaining from any of the Parties any material damages directly in connection with the Arrangement;
(ii)    prohibition or material limit on the ownership by the Purchaser of the Company or any material portion of its businesses; or
(iii)    imposition of limitations on the ability of the Purchaser to complete the Arrangement or acquire or hold, or exercise full rights of ownership of, any Company Shares, including the right to vote such Company Shares;
(h)    between the date hereof and the Effective Time, there shall not have occurred a Company Material Adverse Effect that is continuing as of the Effective Time; and
(i)    Dissent Rights shall not have been exercised (or, if exercised, not withdrawn) with respect to more than 10% of the issued and outstanding Company Shares.
6.3    Additional Conditions Precedent to the Obligations of the Company
The obligation of the Company to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of the Company and may be waived by the Company, in whole or in part, at any time):
(a)    all covenants of the Purchaser and AcquireCo under this Agreement to be performed on or before the Effective Time shall have been duly performed by the Purchaser and AcquireCo, as applicable, in all material respects and the Company shall have received (i) a certificate of the Purchaser, addressed to the Company and dated the Effective Date, signed on behalf of the Purchaser by a senior executive officer (on the Purchaser’s behalf and without personal liability), confirming the same with respect to the Purchaser as of the Effective Date; and (ii) a certificate of AcquireCo, addressed to the Company and dated the Effective Date, signed on behalf of AcquireCo by a senior executive officer (on AcquireCo’s behalf and without personal liability), confirming the same with respect to AcquireCo as of the Effective Date;
(b)    the representations and warranties of the Purchaser and AcquireCo set forth in this Agreement shall be true and correct in all respects, without regard to any materiality qualifications contained in them, as of the date of this Agreement and as of the Effective Time as though made on and as of such date or time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not materially impede, interfere with, prevent or delay the completion of the Arrangement, and the Company shall have received (i) a certificate of the Purchaser addressed to the Company and dated the Effective Date, signed on behalf of the Purchaser by a senior executive officer of the Purchaser (on the Purchaser’s behalf and without personal liability), confirming the same with respect to the Purchaser and (ii) a certificate of AcquireCo addressed to the Company and dated the Effective Date, signed on behalf of AcquireCo by a senior executive officer of AcquireCo (on AcquireCo’s behalf and without personal liability), confirming the same with respect to AcquireCo; and
(c)    the Purchaser shall have complied with its obligations under Section 2.11, and the Depositary shall have confirmed to the Company its receipt of sufficient funds in escrow to satisfy the aggregate Consideration payable pursuant to the Plan of Arrangement.
6.4    Satisfaction of Conditions
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied at the Effective Time. For greater certainty, and notwithstanding the terms of any escrow arrangement entered into among AcquireCo, the Purchaser and the Depositary, all funds held in escrow by the Depositary pursuant to Section 2.11 shall be released from escrow at the Effective Time without any further act or formality required on the part of any Person.
ARTICLE 7
ADDITIONAL AGREEMENTS OF THE COMPANY REGARDING
COMPANY ACQUISITION PROPOSALS
7.1    Non-Solicitation by the Company
(a)    Except as expressly provided in this Article 7, until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.2, the Company shall not, and shall cause its Subsidiaries not to, and neither shall authorize any of their respective Representatives to and each shall direct their respective Representatives not to, on behalf of the Company and any Subsidiary, as applicable:
(i)    solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal;
(ii)    engage or participate in any discussions or negotiations with any Person (other than the Purchaser or its affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal, provided that the Company may (A) advise any Person of the restrictions of this Agreement, (B) clarify the terms of any inquiry, proposal or offer in order to determine if it may reasonably be expected to result in a Company Superior Proposal, and (C) advise any Person making a Company

Acquisition Proposal that the Company Board has determined that such Company Acquisition Proposal does not constitute, or is not reasonably expected to result in, a Company Superior Proposal;
(iii)    approve or authorize, or cause or permit the Company or any Company Subsidiary to enter into, any merger agreement, acquisition agreement, reorganization agreement, letter of intent, memorandum of understanding, agreement in principle, option agreement, joint venture agreement, partnership agreement or similar agreement or document relating to, or any other agreement or commitment providing for, any Company Acquisition Proposal (other than an acceptable confidentiality agreement entered into in accordance with Section 7.3(c)); or
(iv)    (A) adopt, approve, publicly endorse or publicly recommend or publicly propose to adopt, approve, endorse or recommend, any Company Acquisition Proposal, (B) withdraw, change, amend, modify or qualify, or otherwise publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to the Purchaser, the Company Board Recommendation, (C) if a Company Acquisition Proposal has been publicly disclosed, fail to (I) publicly recommend against any such Company Acquisition Proposal within five business days after the Purchaser’s written request that the Company or the Company Board do so (or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to the Purchaser, such rejection of such Company Acquisition Proposal) and (II) reaffirm the Company Board Recommendation within such five business day period (or, with respect to any Company Acquisition Proposal or any material amendment, revision or change to the terms of any such previously publicly disclosed Company Acquisition Proposal that is publicly disclosed within the last five days immediately prior to the then-scheduled Company Meeting, fail to take the actions referred to in this clause (C), with references to the applicable five business day period being replaced with three business days), (D) fail to include the Company Board Recommendation in the Company Circular, (E) make any public announcement or take any other action inconsistent with, or that could reasonably be likely to be regarded as detracting from, the approval, recommendation or declaration of advisability of the Company Board of the transactions contemplated hereby, (F) permit the Company to accept or enter into any Contract requiring the Company to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any Person proposing a Company Acquisition Proposal in the event that the Company completes the transactions contemplated hereby or any other transaction with the Purchaser or any of its affiliates or (G) commit or agree to do any of the foregoing (each a “Company Change in Recommendation”).
(b)    The Company shall, and shall cause its Subsidiaries and each shall direct their respective Representatives to, immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any

Person (other than the Purchaser or its affiliates) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal and, in connection therewith, the Company will discontinue access to any of its and its Subsidiaries’ confidential information (and not establish or allow access to any of its confidential information, or any data room, virtual or otherwise, in each case, except as permitted by this Agreement) and shall as promptly as reasonably practicable request, and use commercially reasonable efforts to exercise all rights it has (or cause its Subsidiaries to exercise rights that they have) to require the return or destruction of all confidential information regarding the Company and its Subsidiaries provided in the preceding 12-month period in connection therewith (to the extent such information has not already been returned or destroyed and shall use its commercially reasonable efforts to confirm that such requests are complied with in accordance with the terms of such rights) and shall, on the request of the Purchaser, provide written confirmation that it has done so. The Company shall not, and shall not authorize or permit any of its Subsidiaries to, directly or indirectly, amend, modify or release any third party from any confidentiality, non-solicitation or standstill agreement (or standstill provisions contained in any such agreement) to which such third party is a party (it being understood that the automatic termination or release of any standstill provisions contained in any such agreements as a result of the entering into or announcement of this Agreement shall not be a violation of this Section 7.1(b), or terminate, modify, amend or waive the terms thereof).
(c)    For the avoidance of doubt, any act or omission of the Company Board (including any committee thereof), the Company, any Subsidiary of the Company or any of its or their respective affiliates, directors, officers, employees, legal counsel, accountants, or financial or other advisors, that would constitute a violation of the restrictions set forth in this Section 7.1 if carried out or failed to be carried out, as the case may be, by the Company Board (including any committee thereof), shall constitute a breach of this Section 7.1 by the Company.
7.2    Notification of Company Acquisition Proposals
If the Company or any of its Subsidiaries or any of their respective Representatives receives (x) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal or (y) any request for non-public information relating to the Company or any of its Subsidiaries or access to the properties, books or records of the Company or any Subsidiary in connection with any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal, then the Company shall promptly notify the Purchaser orally and then as soon as reasonably practicable thereafter (and, in any event, within 24 hours) in writing of such Company Acquisition Proposal, inquiry, proposal, offer or request and shall indicate the identity of the Person or group of Persons making such proposal, inquiry or contact and all material terms and conditions thereof and shall provide a copy of any such Company Acquisition Proposal, inquiry, proposal, offer or request and unredacted copies of all material written communications (and a summary of all substantive discussions) related thereto. The Company shall keep the Purchaser promptly (and in any event within 24 hours) informed of the status, including any change to the material terms, of any such Company Acquisition Proposal, inquiry, proposal, offer or request. The Company agrees that it will not, directly or indirectly, enter into any agreement with any Person which directly or indirectly prohibits the Company from providing any information to the Purchaser in accordance with, or otherwise complying with, this Article 7.
7.3    Responding to Company Acquisition Proposals
Notwithstanding Section 7.1, if, prior to the approval of the Arrangement Resolution by the Company Securityholders, the Company receives a bona fide written Company Acquisition Proposal, the Company may (x) engage in or participate in discussions or negotiations with the Person or group of Persons making such Company Acquisition Proposal, (y) provide such Person or group of Persons non-public information relating to the Company or any of its Subsidiaries or access to the properties, books or records of the Company or any Subsidiary, and (z) share any information relating to the Company Acquisition Proposal with Sandstorm and participate in and facilitate discussions between Sandstorm and such Person or group of Persons with respect to an acquisition proposal with respect to Sandstorm, if and only if:
(a)    such Company Acquisition Proposal did not result from a breach of Section 7.1 by the Company in any material respect;
(b)    the Company Board first determines, in good faith after consultation with the Company’s legal and financial advisors, that such Company Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Company Superior Proposal and has provided the Purchaser with written notice of such determination;
(c)    the Company Board first determines, in good faith after consultation with the Company’s legal advisors, that the failure to participate in such discussions or negotiations or to disclose such non-public information to such third party would be inconsistent with the fiduciary duties of the Company Board directors under applicable Law; and
(d)    prior to providing any such information, copies, access or disclosures, (i) the Company enters into a confidentiality agreement with such Person, or confirms it has previously entered into such an agreement which remains in effect, in either case on terms not materially less stringent than the Confidentiality Agreement, (ii) the Company provides the Purchaser with a true, complete and final executed copy of such confidentiality agreement, and (iii) any such copies, access or disclosure provided to such Person shall have already been or shall concurrently be provided to the Purchaser.
7.4    Superior Proposals and Right to Match
(a)    Notwithstanding any other provision of this Agreement, if, prior to the approval of the Arrangement Resolution by the Company Securityholders, the Company receives a written Company Acquisition Proposal that the Company Board (after consultation from the Company’s legal and financial advisors) determines in good faith constitutes a Company Superior Proposal, the Company Board may make a Company Change in Recommendation and/or enter into a definitive agreement (a “Company Proposed Agreement”) with respect to such Company Superior Proposal if and only if:

(i)    such Company Acquisition Proposal did not result from a breach of Section 7.1 by the Company in any material respect;
(ii)    prior to making a Company Change in Recommendation and/or entering into a Company Proposed Agreement, the Company has provided the Purchaser with a notice in writing (a “Company Superior Proposal Notice”), which notice shall contain (A) a statement as to the intention of the Company Board to determine such Company Acquisition Proposal constitutes a Company Superior Proposal, (B) the value in financial terms that the Company Board has determined should be ascribed to any non-cash consideration offered (other than securities consideration for which a “liquid market” exists, within the meaning of MI 61-101, at the time of the delivery of such notice) under such Company Superior Proposal, (C) a copy of any Company Proposed Agreement relating to such Company Superior Proposal, and (D) copies of any material financing documents provided to the Company in connection therewith (with customary redactions);
(iii)    at least five business days (the “Matching Period”) shall have elapsed from the date that the Purchaser received the Company Superior Proposal Notice;
(iv)    during the Matching Period, the Purchaser shall have had the opportunity (but not the obligation) to propose amendments to the terms of the Arrangement in accordance with Section 7.4(b);
(v)    after the Matching Period, the Company Board (after consultation with the Company’s legal and financial advisors) has determined in good faith that such Company Acquisition Proposal continues to constitute a Company Superior Proposal compared to any proposed amendments to the terms of the Arrangement by the Purchaser and has (A) provided the Purchaser with material details of the basis on which such determination was made and (B) determined in good faith that failure to take such action would be inconsistent with the fiduciary duties of the Company Board under applicable Law; and
(vi)    prior to or concurrently with entering into such Company Proposed Agreement, if applicable, the Company shall have terminated this Agreement pursuant to Section 8.2(a)(iv)(B) and shall have paid to the Purchaser the Company Termination Payment pursuant to Section 8.4(c)(ii).
(b)    The Company acknowledges and agrees that, during the Matching Period, (i) the Purchaser shall have the opportunity, but not the obligation, to propose to amend the terms of the Arrangement, (ii) the Company shall negotiate in good faith with the Purchaser to enable the Purchaser to make such amendments to the terms of the Arrangement as would enable the Purchaser to proceed with the Arrangement and any related transactions on such amended terms, and (iii) the Company Board shall review any proposal by the Purchaser to amend the terms of the Arrangement in order to determine in good faith whether such proposal would result in the Company Acquisition Proposal previously constituting a Company Superior Proposal ceasing to constitute a Company Superior Proposal compared to the proposed amendments to the terms of the Arrangement. If the Company Board determines that the Company Acquisition Proposal would cease to constitute a Company Superior Proposal as compared to the proposed amendments to the terms of the Arrangement, the Company and the Purchaser will promptly amend this Agreement and the Plan of Arrangement to reflect such proposed amendments. If the Company Meeting is scheduled to occur during a Matching Period, the Company may, and upon the written request of the Purchaser the Company shall, adjourn or postpone the Company Meeting to (x) a date specified by the Purchaser in writing that is not later than six business days after the date on which the Company Meeting was originally scheduled to be held or (y), if the Purchaser does not specify such date, to the sixth business day after the date on which the Company Meeting was originally scheduled to be held.
(c)    The Company Board shall promptly reaffirm the Company Board Recommendation by press release after: (i) any Company Acquisition Proposal which the Company Board determines not to constitute a Company Superior Proposal is publicly announced; or (ii) the Company Board determines that a proposed amendment to the terms of the Arrangement pursuant to Section 7.4(b) would result in any Company Acquisition Proposal which has been publicly announced no longer constituting a Company Superior Proposal. The Purchaser and its counsel shall be given a reasonable opportunity to review and comment on the form and content of any such press release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably.
(d)    Nothing contained in this Agreement shall prohibit the Company Board from responding through a directors’ circular or otherwise as required by applicable Securities Laws to a Company Acquisition Proposal that it determines is not a Company Superior Proposal if: (i) in the good faith judgment of the Company Board, after consultation with outside legal counsel, failure to make such disclosure would be inconsistent with the fiduciary duties of the Company Board under applicable Law, (ii) the Company provides each of the Purchaser and its legal counsel with a reasonable opportunity to review and comment on the form and content of any such disclosure, including but not limited to the directors’ circular or otherwise, and (iii) the Company considers all proposed amendments to such disclosure as requested by the Purchaser and its legal counsel, acting reasonably. Nothing in this Agreement shall prevent the Company Board from (x) calling and holding a meeting of Company Shareholders duly requisitioned by Company Shareholders in accordance with the BCBCA, or (y) calling and holding a meeting of Company Securityholders ordered to be held by a court of competent jurisdiction in accordance with Law.
(e)    Each successive amendment or modification of any Company Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Company Shareholders or other material terms or conditions thereof, shall constitute a new Company Acquisition Proposal for the purposes of this Section 7.4.
(f)    The Company shall not become a party to any Contract with any Person subsequent to the date hereof that limits or prohibits the Company from (i) providing or making available to the Purchaser and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 7.4 or (ii) providing the Purchaser and its affiliates and Representatives with any other information required to be given to it by the Company under this Section 7.4.
ARTICLE 8
TERM, TERMINATION, AMENDMENT AND WAIVER
8.1    Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
8.2    Termination
(a)    This Agreement may be terminated at any time prior to the Effective Time:
(i)    by mutual written agreement of the Company, the Purchaser and AcquireCo;
(ii)    by either the Company or the Purchaser, if:
(A)    the Effective Time shall not have occurred on or before the Outside Date; provided further that the right to terminate this Agreement under this Section 8.2(a)(ii)(A) shall not be available to any Party whose failure to perform any of its covenants or agreements or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date; or
(B)    after the date hereof, there shall have been enacted, made or enforced any applicable Law (or any applicable Law shall have been amended) that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement and such applicable Law, prohibition or enjoinment shall have become final and non-appealable; or
(C)    the Company Securityholder Approval shall not have been obtained at the Company Meeting (or any adjournment(s) or postponement(s) thereof) in accordance with the Interim Order,

except that the right to terminate this Agreement under this Section 8.2(a)(ii)(C) shall not be available to any Party whose failure to perform any of its covenants or agreements or breach of any of its representations and warranties in any material respect under this Agreement has been the cause of, or resulted in, the failure to receive the Company Securityholder Approval; or
(iii)    by the Purchaser, if:
(A)    subject to compliance with Section 8.3, (x) a breach of any representation or warranty, or (y) failure to perform any covenant or agreement on the part of the Company set forth in this Agreement (other than Section 7.1), in each case, shall have occurred that would cause the conditions set forth in Sections 6.1 or 6.2 not to be satisfied, and such breach or failure is incapable of being cured prior to the Outside Date; provided that the Purchaser is not then in breach of this Agreement so as to cause any condition in Sections 6.1 or 6.3 not to be satisfied; or
(B)    (1) there is a Company Change in Recommendation or (2) the Company shall have breached Section 7.1 in any material respect; or
(C)    the Sandstorm Arrangement Agreement is terminated in accordance with its terms, provided that the right to terminate this Agreement pursuant to this Section 8.2(a)(iii)(C) shall not be available to the Purchaser if the Sandstorm Arrangement Agreement has been terminated by Sandstorm pursuant to Section 9.2(a)(iv)(A) of the Sandstorm Arrangement Agreement; or
(iv)    by the Company, if:
(A)    subject to compliance with Section 8.3, (x) a breach of any representation or warranty, or (y) failure to perform any covenant or agreement on the part of the Purchaser set forth in this Agreement, in each case, shall have occurred that would cause the conditions set forth in Sections 6.1 or 6.3 not to be satisfied, and such breach or failure is incapable of being cured prior to the Outside Date; provided that the Company is not then in breach of this Agreement so as to cause any condition in Sections 6.1 or 6.2 not to be satisfied; or
(B)    prior to the approval of the Arrangement Resolution, the Company wishes to enter into a Company Proposed Agreement with respect to a Company Superior Proposal (other than a confidentiality agreement permitted by Section 7.3); provided that the Company is then in compliance with Article 7 in all material respects and that, prior to or concurrently with such termination, the Company pays the Company Termination Payment pursuant to Section 8.4(c)(ii).
(b)    The Party desiring to terminate this Agreement pursuant to this Section 8.2 (other than pursuant to Section 8.2(a)(i)) shall give notice of such termination to the other Parties, specifying in reasonable detail the basis for such Party’s exercise of its termination right.
(c)    If this Agreement is terminated pursuant to Section 8.1 (as a result of the Effective Time occurring) or Section 8.2, this Agreement shall become void and be of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party hereto, except that: (i) in the event of termination under Section 8.1 as a result of the Effective Time occurring, the provisions of this Section 8.2(c) and Sections 2.13, 2.14, 5.10, 5.11, 5.13, 5.14, 9.1, 9.2, 9.3 and 9.11 and all related definitions set forth in Section 1.1 shall survive for a period of six years thereafter; and (ii) in the event of termination under Section 8.2, the provisions of this Section 8.2(c) and Sections 5.11, 5.13, 8.4, 9.1, 9.2, 9.3, 9.4, 9.5, 9.6 and 9.7 and all related definitions set forth in Section 1.1 and the provisions of the Confidentiality Agreement shall survive indefinitely; provided that, subject to Section 8.4(f), no Party shall be relieved or released from any liabilities or damages arising out of fraud or wilful breach by it of any provision of this Agreement.
8.3    Notice and Cure
(a)    Each Party shall give prompt notice to the others of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of the termination of this Agreement in accordance with its terms and the Effective Time, of any event or state of facts which occurrence or failure would, or would be likely to:
(i)    cause any of the representations or warranties of such Party contained herein to be untrue or inaccurate in any material respect from the date hereof to the Effective Time; or
(ii)    result in the failure to comply with or satisfy any agreement, covenant or condition to be complied with or satisfied by such Party hereunder prior to the Effective Time, provided, however, that the delivery of any notice pursuant to this Section 8.3 shall not limit or otherwise affect the representations, warranties, covenants and agreements of the Parties (or remedies available hereunder to the Party receiving that notice) or the conditions to the obligations of the Parties under this Agreement.
(b)    No Party may elect to terminate this Agreement pursuant to the conditions set forth herein or any termination right arising therefrom under Section 8.2(a)(iii)(A) or Section 8.2(a)(iv)(A), as applicable, and no payments are payable as a result of such termination pursuant to Section 8.4 unless, prior to the Effective Date, the Party seeking to terminate this Agreement has delivered a written notice to the other Parties indicating its intention to terminate this Agreement specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party delivering such notice is asserting as the basis for termination. After delivering such notice, provided that a Party is proceeding diligently to cure such matter and such matter is capable of being cured, no Party may terminate this Agreement until the earlier of the Outside Date and the expiration of a period of 15 business days from the date of such notice. If such notice is delivered prior to the date of the Company Meeting, the Company may postpone or adjourn such meeting to the earlier of a date that is five business days prior to the Outside Date and the date that is 15 business days following the delivery of such notice.
8.4    Termination Payments
(a)    Except as otherwise provided herein, all fees, costs and expenses incurred in connection with this Agreement and the Plan of Arrangement shall be paid by the Party incurring such fees, costs or expenses, whether or not the Arrangement is consummated.
(b)    For the purposes of this Agreement, “Company Termination Payment Event” means the termination of this Agreement:
(i)    by the Purchaser pursuant to Section 8.2(a)(iii)(B);
(ii)    by the Company pursuant to Section 8.2(a)(iv)(B);
(iii)    by either the Company or the Purchaser pursuant to Section 8.2(a)(ii)(C), following a Company Change in Recommendation; or
(iv)    by either the Purchaser or the Company pursuant to Section 8.2(a)(ii)(C) or by the Purchaser pursuant to Section 8.2(a)(iii)(A), in each case, if
(A)    prior to such termination, a bona fide Company Acquisition Proposal shall have been made and publicly announced by any Person making the Company Acquisition Proposal (other than the Purchaser or its affiliates) after the date of this Agreement and prior to the Company Meeting,
(B)    such Company Acquisition Proposal has not expired or been withdrawn at least five business days prior to the Company Meeting; and
(C)    either
(1)    the Company or one or more of its Subsidiaries enters into a definitive agreement in respect of any Company Acquisition Proposal other than a confidentiality agreement permitted by Section 7.3 (whether or not such Company Acquisition Proposal is the same Company Acquisition Proposal referred to in clause (A) above) within 12 months following the date of such termination and such Company Acquisition Proposal is subsequently consummated (whether or not within such 12-month period), or
(2)    any Company Acquisition Proposal (whether or not such Company Acquisition Proposal is the same Company Acquisition Proposal referred to in clauses (A) and (C)(1) above) is consummated within 12 months following the date of such termination,
(and, for purposes of this Section 8.4(b)(iv), the term “Company Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1, except that any reference to “20%” therein shall be deemed to be a reference to “50%”);
(c)    If a Company Termination Payment Event occurs, the Company shall pay the Company Termination Payment to the Purchaser, or as the Purchaser may direct, as liquidated damages in consideration for the disposition of the Purchaser’s rights under this Agreement, by wire transfer of immediately available funds, as follows:
(i)    if the Company Termination Payment is payable pursuant to Section 8.4(b)(i), the Company Termination Payment shall be payable within two business days following such termination;
(ii)    if the Company Termination Payment is payable pursuant to Section 8.4(b)(ii), the Company Termination Payment shall be payable prior to or concurrently with such termination;
(iii)    if the Company Termination Payment is payable pursuant to Section 8.4(b)(iii), the Company Termination Payment shall be payable within two business days following such termination; or
(iv)    if the Company Termination Payment is payable pursuant to Section 8.4(b)(iv), the Company Termination Payment shall be payable concurrently with the consummation of the Company Acquisition Proposal referred to therein.
(d)    For purposes of this Agreement, “Purchaser Termination Payment Event” means the termination of this Agreement by the Purchaser pursuant to Section 8.2(a)(iii)(C), in each case, only if the termination of the Sandstorm Arrangement Agreement constitutes a “Purchaser Termination Payment Event” pursuant to Section 9.4(d) of the Sandstorm Arrangement Agreement.
(e)    If a Purchaser Termination Payment Event occurs, the Purchaser (or its Subsidiary, as agreed by the Parties) shall pay the Purchaser Termination Payment to the Company, or as the Company may direct, as liquidated damages in consideration for the disposition of the Company’s rights under this Agreement, by wire transfer of immediately available funds, concurrently with such termination.

(f)    Each Party acknowledges that the agreements contained in this Section 8.4 are an integral part of the transactions contemplated in this Agreement and that, without those agreements, the Parties would not enter into this Agreement. Each Party also acknowledges that all of the payment amounts set out in this Section 8.4 are payments in consideration for the disposition of rights of the Party entitled to receive such payments, and that the amounts set out in this Section 8.4 are payments of liquidated damages which are a genuine pre-estimate of the damages, which the Party entitled to such damages will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, each Party agrees that,
(i)    upon any termination of this Agreement under circumstances where the Purchaser is entitled to the Company Termination Payment and the Company Termination Payment is paid in full, such payment shall be the sole and exclusive remedy of the Purchaser in respect of the event giving rise to such payment and the Purchaser shall be precluded from any other remedy against the Company at Law or in equity or otherwise (including damages, injunctive relief or specific performance) and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective Representatives in connection with this Agreement or the transactions contemplated hereby, and
(ii)    upon any termination of this Agreement under circumstances where the Company is entitled to the Purchaser Termination Payment and the Purchaser Termination Payment is paid in full, such payment shall be the sole and exclusive remedy of the Company in respect of the event giving rise to such payment and the Company shall be precluded from any other remedy against the Purchaser at Law or in equity or otherwise (including damages, injunctive relief or specific performance) and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Purchaser or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective Representatives in connection with this Agreement or the transactions contemplated hereby;
provided, however, that the foregoing limitations shall not apply in the event of fraud or a wilful breach by the Company or the Purchaser of their respective obligations under this Agreement, as applicable. For clarity, nothing contained in this Section 8.4(f) shall preclude the Company or the Purchaser from seeking injunctive relief against the other party in accordance with Section 9.4 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement or otherwise to obtain specific performance of any of such acts, covenants or agreements, without the necessity of posting a bond or security in connection therewith.
(g)    For the avoidance of doubt, in no event shall the Company be obligated to pay the Company Termination Payment on more than one occasion and in no event shall the Purchaser be obligated to pay the Purchaser Termination Payment on more than one occasion.
8.5    Amendment
Subject to the provisions of the Interim Order and Final Order, the Plan of Arrangement and applicable Laws, this Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of the Company Securityholders, and any such amendment may without limitation:
(a)    change the time for performance of any of the obligations or acts of the Parties;
(b)    waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;
(c)    waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; and
(d)    waive compliance with or modify any mutual conditions precedent herein contained.
8.6    Waiver
No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party or Parties to be bound by the waiver. A Party’s failure or delay in exercising any right or remedy under this Agreement will not operate as a waiver of such right or remedy. A single or partial exercise of any right or remedy will not preclude a Party from any other or further exercise of that right or the exercise of any other right or remedy.
ARTICLE 9
GENERAL PROVISIONS
9.1    Privacy
Each Party shall comply with applicable Privacy Laws in the course of collecting, using and disclosing Personal Information in connection with the transactions contemplated by this Agreement (the “Transaction Personal Information”). Prior to the Effective Date, the Purchaser shall not use or disclose Transaction Personal Information for any purposes other than those related to determining if it shall proceed with the transactions contemplated by this Agreement, the performance of this Agreement, or the consummation of the transactions contemplated by this Agreement. If the Purchaser completes the transactions contemplated by this Agreement, the Purchaser shall not, following the Effective Date, without the consent of the individuals to whom such Transaction Personal Information relates or as permitted or required by applicable Law, use or disclose Transaction Personal Information for purposes other than those for which such Transaction Personal Information was collected by the Company or for which subsequent consent was obtained by the Company prior to the Effective Date. The Parties shall protect and safeguard the Transaction Personal Information against unauthorized collection, use or disclosure. The Parties shall cause their advisors to observe the terms of this Section 9.1 and to protect and safeguard Transaction Personal Information in their possession. If this Agreement shall be terminated, each Party shall promptly deliver to the other Parties all Transaction Personal Information of the other Parties in their possession or in the possession of any of their advisors, including all copies, reproductions, summaries or extracts thereof, except, unless prohibited by applicable Law, for electronic backup copies made automatically in accordance with the usual backup procedures of the applicable Party. The Purchaser covenants and agrees, in respect of any Transaction Personal Information to deliver a notice to each individual, where required by applicable Laws, to whom any of such Transaction Personal Information pertains, within 30 days following the Effective Date, indicating that the transactions contemplated by this Agreement have been completed, that such individual’s personal information has been disclosed under the business or commercial transaction provisions of applicable Privacy Laws and that the Purchaser now holds Transaction Personal Information concerning such individual because of the Arrangement.
9.2    Notices
All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a business day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a business day then the notice shall be deemed to have been given and received on the next business day. Notice shall be sufficiently given if delivered (either in Person, by courier service or other personal method of delivery), or if transmitted by email to the Parties at the following addresses (or at such other addresses as shall be specified by any Party by notice to the other given in accordance with these provisions):
(a)    if to the Purchaser:
Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado
Attention:    William Heissenbuttel
Email:        [     ]
with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
Suite 2400, 745 Thurlow Street
Vancouver, British Columbia V6E 0C5
Attention:    Roger Taplin; Adam Taylor
Email:        rtaplin@mccarthy.ca; ataylor@mccarthy.ca
Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West
New York, NY 10001
Attention:    Ryan Dzierniejko; Blair Thetford
Email:        ryan.dzierniejko@skadden.com; blair.thetford@skadden.com
(b)    if to AcquireCo:
International Royalty Corporation
c/o Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado
Attention:    William Heissenbuttel
Email:        [     ]
with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
Suite 2400, 745 Thurlow Street
Vancouver, British Columbia V6E 0C5
Attention:    Roger Taplin; Adam Taylor
Email:        rtaplin@mccarthy.ca; ataylor@mccarthy.ca
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:    Ryan Dzierniejko; Blair Thetford
Email:        ryan.dzierniejko@skadden.com; blair.thetford@skadden.com
(c)    if to the Company:
Horizon Copper Corp.
3200 – 733 Seymour Street
Vancouver, BC V6B 0S6
Attention:    Erfan Kazemi; Craig McMillan
Email:        [     ]; [     ]
with a copy (which shall not constitute notice) to:
Gowling WLG
Suite 1600, First Canadian Place
100 King Street West
Toronto, ON M5X 1G5
Attention:    Kathleen Ritchie; Erik Goldsilver
Email:    kathleen.ritchie@gowlingwlg.com; erik.goldsilver@gowlingwlg.com

9.3    Governing Law; Waiver of Jury Trial
This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and the Arrangement. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.
9.4    Injunctive Relief
Prior to the termination of this Agreement in accordance with Section 8.2 and subject to Section 8.4(f), the Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties acknowledge and agree that, in order to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof (including the obligations of the Purchaser pursuant to Section 2.11), the non-breaching Party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the Parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at Law. Prior to the termination of this Agreement in accordance with Section 8.2 and subject to Section 8.4(f), such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at Law or equity to each of the Parties. The Parties acknowledge and agree that the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither the Company nor the Purchaser would have entered into this Agreement.
9.5    Time of Essence
Time shall be of the essence in this Agreement.
9.6    Entire Agreement, Binding Effect
This Agreement (including the exhibits and schedules hereto and the Company Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof and, except as expressly provided herein, this Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder.
9.7    No Liability
No director or officer of AcquireCo or the Purchaser shall have any personal liability whatsoever to the Company under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of AcquireCo or the Purchaser. No director or officer of the Company shall have any personal liability whatsoever to AcquireCo or the Purchaser under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company.
9.8    Further Assurances
Each Party shall use commercially reasonable efforts to do all such things and provide reasonable assurances as may be required to consummate the Arrangement, and each Party shall provide such further documents or instruments as reasonably required by any other Party as necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Effective Time.
9.9    Assignment and Enurement
The Purchaser may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, its wholly-owned Subsidiary, provided that if such assignment and/or assumption takes place, the Purchaser shall continue to be liable jointly and severally with such Subsidiary for all of its obligations hereunder and such Subsidiary shall remain at all times up to and including the Effective Date a wholly-owned Subsidiary of the Purchaser; and provided that such assignment and/or assumption does not result in any material Taxes being imposed on, or any adverse material Tax or other consequences in respect of Tax to any Company Shareholder, holder of Company Incentive Awards or the Company with respect to payments made under this Agreement. This Agreement shall not be otherwise assignable by any Party without the prior written consent of the other Party hereto. This Agreement shall be binding on and shall enure to the benefit of the Parties and their respective successors and permitted assigns.
9.10    Severability
If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
9.11    No Third Party Beneficiaries
The provisions of Section 5.10 and Section 5.14 are: (a) intended for the benefit of all present and former directors and officers of the Company and its Subsidiaries, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors, administrators and other legal representatives (collectively, the “Third Party Beneficiaries”) and the Company shall hold the rights and benefits of Section 5.10 and Section 5.14 in trust for and on behalf of the Third Party Beneficiaries and the Company hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries; and (b) in addition to, and not in substitution for, any other rights that the Third Party Beneficiaries may have by contract or otherwise. Except for the rights of Third Party Beneficiaries under Section 5.10 and Section

5.14, which rights are hereby acknowledged and agreed by the Parties, this Agreement is not intended to confer any rights or remedies upon any Person other than the Parties.
9.12    Counterparts, Execution
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
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IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

ROYAL GOLD, INC.
By:	/s/ William Heissenbuttel
Name: William Heissenbuttel
Title:

INTERNATIONAL ROYALTY CORPORATION
By:	/s/ William Heissenbuttel
Name: William Heissenbuttel
Title:

HORIZON COPPER CORP.
By:	/s/ Craig McMillan
Name: Craig McMillan
Title: Chief Financial Officer

SCHEDULE A
PLAN OF ARRANGEMENT
See attached.

PLAN OF ARRANGEMENT
UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
DEFINITIONS AND INTERPRETATION
1.1    Definitions
In this Plan of Arrangement, unless the context otherwise requires:
“AcquireCo” means International Royalty Corporation, a corporation incorporated under the laws of Canada;
“Arrangement” means the arrangement of the Company under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of the Arrangement Agreement, this Plan of Arrangement, or made at the direction of the Court in the Final Order (with the prior written consent of AcquireCo, the Company and the Purchaser, each acting reasonably);
“Arrangement Agreement” means the arrangement agreement dated July 6, 2025 among the Purchaser, AcquireCo and the Company to which this Plan of Arrangement is attached as Schedule A, together with the Company Disclosure Letter;
“Arrangement Resolution” means the special resolution of the Company Shareholders and holders of Company Warrants approving the Plan of Arrangement, which is to be considered and, if thought fit, passed at the Company Meeting, substantially in the form and content of Schedule B to the Arrangement Agreement;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, agreement, licence, classification, restriction, registration, consent, order, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction or decision having the force of Law, of, from or required by any Governmental Entity having jurisdiction over such Person;
“BCBCA” means the Business Corporations Act (British Columbia);
“business day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Denver, Colorado, Toronto, Ontario or Vancouver, British Columbia;
“Company” means Horizon Copper Corp, a corporation existing under the laws of the Province of British Columbia;
“Company 2020 Warrants” means the outstanding share purchase warrants issued by the Company on July 13, 2020 to purchase Company Shares which Company 2020 Warrants are exercisable at a price of C$0.35 per Company Share and expire on July 13, 2025;

“Company 2022 Warrants” means the outstanding share purchase warrants issued by the Company on September 1, 2022 to purchase Company Shares which are exercisable at a price of C$0.80 per Company Share and expire on September 1, 2027;
“Company 2023 Warrants” means the outstanding share purchase warrants issued by the Company on June 15, 2023 to purchase Company Shares which are exercisable at a price of C$1.10 per Company Share and expire on June 15, 2027;
“Company Incentive Awards” means, collectively, the Company Options and the Company RSRs;
“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser, acting reasonably;
“Company Option Plan” means the amended stock option plan of the Company effective July 26, 2022, as last approved by the Company Shareholders on May 30, 2025;
“Company Options” means the outstanding options to purchase Company Shares granted under the Company Option Plan;
“Company RSR Plan” means the amended restricted share rights plan of the Company effective July 26, 2022;
“Company RSRs” means the outstanding restricted share rights granted under the Company RSR Plan;
“Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;
“Company Securityholders” means the holders of Company Shares, Company Options, Company RSRs and Company Warrants;
“Company Shares” means the common shares in the capital of the Company;
“Company Warrants” means the outstanding share purchase warrants to purchase Company Shares;
“Consideration” means C$2.00 in cash per Company Share;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Investor Services Inc., or such other Person as the Parties may appoint (acting reasonably) to act as depositary in respect of the Arrangement;
“Dissent Rights” has the meaning ascribed thereto in Section 4.1(a);
“Dissent Shares” means the Company Shares held by a Dissenting Shareholder in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;

“Dissenting Shareholder” means a registered Company Shareholder who has properly and validly dissented in respect of the Arrangement Resolution in strict compliance with the Dissent Rights, who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights and who is ultimately determined to be entitled to be paid the fair value of its Company Shares, but only in respect of the Dissent Shares;
“DRS Advice” has the meaning specified in Section 3.1;
“Effective Date” means the date upon which the Arrangement becomes effective in accordance with Section 2.10(a) of the Arrangement Agreement;
“Effective Time” means 12:01 a.m. (Toronto time) on the Effective Date or such other time as the Purchaser and the Company agree to in writing before the Effective Date;
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, including as such order may be amended, supplemented, modified or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;
“Governmental Entity” means: (a) any international, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, international arbitration institution, commission, board, ministry bureau, agency or entity, domestic or foreign, including the Securities Authorities; (b) any stock exchange, including the TSXV; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi‑governmental or private body or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court to be issued pursuant to the Arrangement as contemplated by Section 2.3 of the Arrangement Agreement, in a form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended, supplemented, modified or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;
“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, that are binding upon or applicable to such Person or its business, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Securities Laws and applicable common law, and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its Subsidiaries or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Party and/or its Subsidiaries or its or their business, undertaking, property or securities;
“Letter of Transmittal” means the letter of transmittal to be delivered to registered Company Shareholders for use in connection with the Arrangement;
“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims or other third party interests or encumbrances of any kind, whether contingent or absolute, and any agreement, option, lease, sublease, restriction, easement, right-of-way, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Notice of Dissent” means a written notice provided by a Company Shareholder that is a registered holder of Company Shares to the Company setting forth such Company Shareholder’s objection to the Arrangement Resolution and exercise of Dissent Rights;
“Outstanding Company Warrants” means the Company Warrants that remain outstanding, unexpired and unexercised as of the Effective Time;
“Parties” means, together, the Purchaser, AcquireCo and the Company, and “Party” means any one of them, as the context requires;
“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;
“Plan of Arrangement” means this plan of arrangement and any amendments or variations hereto made in accordance with this plan of arrangement or upon the direction of the Court in the Final Order with the consent of the Company, AcquireCo and the Purchaser, each acting reasonably;
“Purchaser” means Royal Gold, Inc., a corporation existing under the laws of the State of Delaware;
“Registrar” means the Registrar of Companies for the Province of British Columbia duly appointed under Section 400 of the BCBCA;
“Section 338(g) Election” has the meaning set out in Section 3.7;
“Tax Act” means the Income Tax Act (Canada); and
“TSXV” means the TSX Venture Exchange.
1.2    Interpretation Not Affected by Headings
The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section or Step by number or letter or both refer to the Article, Section or Step, respectively, bearing that designation in this Plan of Arrangement.

1.3    Number and Gender
In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.
1.4    Calculation of Time
Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a business day, such time period shall be extended to the next business day following the day on which it would otherwise end.
1.5    Date for Any Action
If the date on which any action is required to be taken hereunder by a Party is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.
1.6    Currency
References in this Plan of Arrangement to “C$” refers to Canadian dollars and unless otherwise stated all other references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States and “$” refers to U.S. dollars.
1.7    No Strict Construction
The language used in this Plan of Arrangement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.
1.8    Statutory, Contractual and Other References
A reference to a statute includes all rules, regulations and policies made pursuant thereto and, unless otherwise specified, the provisions of any statute, rule, regulation or policy that amends, supplements or supersedes such statute, rule, regulation or policy. A reference to an agreement, plan, order, disclosure document or filing made pursuant to applicable Law refers to such agreement, such plan, such disclosure document or such filing, as the case may be, including all schedules, exhibits, appendices and other annexes appended thereto by whatever name and any documents or information incorporated by reference (unless otherwise specified in such agreement, plan, disclosure document or filing), as amended from time to time and in whatever form such amendment is duly and validly made, including by amendment and restatement, by notice, by side letter, by supplement or otherwise.
1.9    Inclusion
In this Plan of Arrangement, “including” means including without limitation, and “include” and “includes” have a corresponding meaning.

1.10    Governing Law
This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.
1.11    Time
Time is of the essence in the performance of the Parties’ respective obligations hereunder.
1.12    Time References
In this Plan of Arrangement, unless otherwise specified, any references to time are to local time, Vancouver, British Columbia.
1.13    Other Definitions
Capitalized terms that are used herein but not defined shall have the meanings ascribed thereto in the Arrangement Agreement.
ARTICLE 2
THE ARRANGEMENT
2.1    Arrangement Agreement
This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set out in this Plan of Arrangement.
2.2    Effectiveness
This Plan of Arrangement will become effective at the Effective Time (except as otherwise provided herein) and will be binding from and after the Effective Time on the Purchaser, the Company, AcquireCo, the Depositary, the Company Shareholders, including the Dissenting Shareholders, and the holders of Company Incentive Awards and the holders of Outstanding Company Warrants, in each case, without any further authorization, act or formality on the part of any Person, except as expressly provided herein.
2.3    The Arrangement
The following steps shall occur and shall be deemed to occur, commencing at the Effective Time, sequentially in the following order, with each such step after the first occurring five minutes after the preceding step (except where otherwise indicated), and without any further authorization, act or formality on the part of any Person:
Dissenting Shareholders
(a)    Each Dissent Share shall be and shall be deemed to be transferred and assigned by the holder thereof without any further act or formality on its part, free and clear of all Liens, to AcquireCo in accordance with, and for the consideration contemplated in, Section 4.1, and:

(i)    such Dissenting Shareholder shall cease to be, and shall be deemed to cease to be, the registered holder of each such Dissent Share and the name of such registered holder shall be, and shall be deemed to be, removed from the central securities register of the Company in respect of each such Dissent Share, and at such time each Dissenting Shareholder will have only the rights set out in Section 4.1;
(ii)    such Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Dissent Share; and
(iii)    AcquireCo shall be the holder of all of the outstanding Dissent Shares, free and clear of all Liens, and the central securities register of AcquireCo shall be revised accordingly.
Treatment of Company Options
(b)    Notwithstanding any vesting or exercise or other provisions to which a Company Option might otherwise be subject (whether by contract, the conditions of grant, applicable Law or the terms of the Company Option Plan), each Company Option (whether vested or unvested) outstanding immediately prior to the Effective Time held by a holder shall be, and shall be deemed to be, surrendered and transferred by the holder thereof to the Company in exchange for a cash payment from the Company equal to the amount by which the Consideration exceeds the per share exercise price of such Company Option, in each case less any applicable withholdings pursuant to Section 3.4, and each such Company Option shall be immediately cancelled and, for greater certainty, where such amount is a negative number, such Company Option will be cancelled for no consideration and neither the Company, AcquireCo, nor the Purchaser shall be obligated to pay the holder of such Company Option any amount in respect of such Company Option, and:
(i)    the holders of such Company Options shall cease to be holders thereof and to have any rights as holders of such Company Options, other than the right to receive the consideration to which they are entitled under this Section 2.3(b),
(ii)    such holders’ names shall be, and shall be deemed to be, removed from the register of the Company Options maintained by or on behalf of the Company, and
(iii)    all agreements, including the Company Option Plan, relating to the Company Options shall be terminated and shall be of no further force and effect.
Transfer of Company Shares to AcquireCo
(c)    Each Company Share (other than Company Shares held by the Purchaser or an affiliate of the Purchaser and Company Shares held by Sandstorm or a Subsidiary of Sandstorm) shall be and shall be deemed to be transferred and assigned by the holder thereof without any further act or formality on its part, free and clear of all Liens, to AcquireCo in exchange for the Consideration for each such Company Share so transferred, and:
(i)    the holder thereof shall cease to be, and shall be deemed to cease to be, the registered or beneficial holder of each such Company Share and the name of such registered holder shall be removed from the central securities register of Company;
(ii)    the holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Company Share; and
(iii)    AcquireCo shall be the holder of all of the outstanding Company Shares (other than Company Shares held by the Purchaser or an affiliate of the Purchaser and Company Shares held by Sandstorm or a Subsidiary of Sandstorm), free and clear of all Liens, and the central securities register of the Company shall be revised accordingly.
Treatment of Company RSRs
(d)    Notwithstanding any vesting or exercise or other provisions to which a Company RSR might otherwise be subject (whether by contract, the conditions of grant, applicable Law or the terms of the Company RSR Plan), each Company RSR that is outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to the Company in exchange for a cash payment from the Company equal to the number of Company Shares underlying such Company RSRs multiplied by the Consideration, in each case less any applicable withholdings pursuant to Section 3.4, and each such Company RSR shall be immediately cancelled, and:
(i)    the holders of such Company RSRs shall cease to be holders thereof and to have any rights as holders of such Company RSRs, other than the right to receive the consideration to which they are entitled under this Section 2.3(d),
(ii)    such holders’ names shall be, and shall be deemed to be, removed from the register of the Company RSRs maintained by or on behalf of the Company, and
(iii)    all agreements relating to the Company RSRs, including the Company RSR Plan, shall be terminated and shall be of no further force and effect.
Treatment of Outstanding Company Warrants
(e)    Notwithstanding any vesting or exercise or other provisions to which an Outstanding Company Warrant might otherwise be subject (whether by contract, the conditions of grant, applicable Law or the terms of the applicable warrant certificate), each Outstanding Company Warrant (whether vested or unvested) outstanding immediately prior to the Effective Time held by a holder shall be, and shall be deemed to be, transferred by the holder thereof to the Company in exchange for a cash payment from the Company equal to the amount by which the Consideration exceeds the per share exercise price of such Outstanding Company Warrant, in each case less any applicable withholdings pursuant to Section 3.4, and each such Outstanding Company Warrant shall be immediately cancelled and, for greater certainty, where such amount is a negative number, such Outstanding Company Warrant shall be cancelled for no consideration and neither the Company, AcquireCo, nor the Purchaser shall be obligated to pay the holder of such Outstanding Company Warrant any amount in respect of such Outstanding Company Warrant, and
(i)    the holders of such Outstanding Company Warrants shall cease to be holders thereof and to have any rights as holders of such Outstanding Company Warrants, other than the right to receive the consideration to which they are entitled under this Section 2.3(e),
(ii)    such holders’ names shall be, and shall be deemed to be, removed from the register of the Outstanding Company Warrants maintained by or on behalf of the Company,
(iii)    all agreements relating to the Outstanding Company Warrants shall be terminated and shall be of no further force and effect, and
(iv)    for greater certainty any Company Warrants other than Outstanding Company Warrants shall be cancelled and terminated for no consideration.
The exchanges and cancellations provided for in this Section 2.3 will be deemed to occur at or following the Effective Time as provided for in this Section 2.3, notwithstanding that certain procedures related thereto are not completed until after the Effective Date.
ARTICLE 3
DELIVERY OF CONSIDERATION
3.1    Deposit and Payment of Consideration
(a)    Following receipt of the Final Order and no later than the business day prior to the Effective Date, the Purchaser and AcquireCo shall deposit in escrow, or cause to be deposited in escrow, with the Depositary, sufficient cash, including sufficient cash to satisfy the Consideration payable to each holder of Company Options, Company RSRs and Outstanding Company Warrants (which amount shall be advanced on behalf of the Company and treated as a demand non-interest bearing loan by the Purchaser to the Company), to satisfy the Consideration payable to the Company Securityholders in accordance with Section 2.3, which shall be held by the Depositary in escrow as agent and nominee for such former Company Securityholders for distribution to such former Company Securityholders in accordance with the provisions of this Article 3.
(b)    Upon surrender to the Depositary for cancellation of a certificate or a direct registration statement advice (a “DRS Advice”) which immediately prior to the

Effective Time represented one or more Company Shares that were transferred under the Arrangement, together with a duly completed and executed Letter of Transmittal and such other documents and instruments as the Depositary or the Purchaser may reasonably require, the holder of the Company Shares represented by such surrendered certificate or DRS Advice shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder (in each case less any amounts withheld pursuant to Section 3.4 (if any)), the applicable Consideration that such holder has the right to receive, and the certificate or DRS Advice so surrendered shall forthwith be cancelled.
(c)    On or as soon as practicable after the Effective Date, the Depositary shall deliver, on behalf of the Purchaser and AcquireCo, to each holder of Company RSRs and Outstanding Company Warrants as reflected on the register maintained by or on behalf of the Company in respect of Company RSRs and Outstanding Company Warrants (in each case less any amounts withheld pursuant to Section 3.4 (if any)) the consideration which such holder of Company RSRs and Outstanding Company Warrants, as applicable, has the right to receive under this Plan of Arrangement for such Company RSRs and Outstanding Company Warrants, as applicable.
(d)    On or as soon as practicable after the Effective Date, the Depositary shall pay or cause to be paid, on behalf of the Company, to each holder of Company Options as reflected on the register maintained by or on behalf of the Company in respect of Company Options (in each case less any amounts withheld pursuant to Section 3.4 (if any)) the consideration which such holder of Company Options has the right to receive under this Plan of Arrangement for such Company Options, either (i) pursuant to the normal payroll practices and procedures of Company, or (ii) by cheque or similar means.
(e)    In the event of a transfer of ownership of Company Shares which was not registered in the transfer records of the Company, the Consideration that such holder has the right to receive, subject to Section 2.3, shall be delivered to the transferee if the certificate or DRS Advice which immediately prior to the Effective Time represented Company Shares that were exchanged for the Consideration under the Arrangement is presented to the Depositary, accompanied by all documents reasonably required to evidence and effect such transfer.
(f)    After the Effective Time:
(i)    until surrendered for cancellation as contemplated by Section 3.1(b), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Company Shares, other than the Dissent Shares, shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder of such certificate or DRS Advice is entitled to receive in accordance with Section 2.3, less any amounts withheld pursuant to Section 3.4 (if any); and
(ii)    no holder of Company Options, Company RSRs or Outstanding Company Warrants will be entitled to receive any consideration with respect to such holder’s Company Options, Company RSRs or Outstanding Company Warrants other than any cash payment of the consideration which such holder is entitled to receive in accordance with Section 2.3, less any amounts withheld pursuant to Section 3.4 (if any), and no such holder, will be entitled to receive any interest, dividends, premium or other payment in connection therewith.
3.2    Lost Certificates
In the event that any certificate which, immediately prior to the Effective Time, represented one or more outstanding Company Shares, which were exchanged in accordance with Section 2.3(c) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the aggregate Consideration which such holder is entitled to receive in accordance with this Plan of Arrangement. When authorizing such delivery of the aggregate Consideration which such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom the Consideration is to be delivered shall, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to AcquireCo, the Purchaser and the Depositary in such amount as AcquireCo, the Purchaser and the Depositary may direct (each acting reasonably), or otherwise indemnify AcquireCo, the Purchaser and the Depositary and/or any of their respective representatives or agents in a manner satisfactory to AcquireCo, the Purchaser and the Depositary (each acting reasonably), against any claim that may be made against AcquireCo, the Purchaser or the Depositary and/or any of their respective representatives or agents with respect to the certificate alleged to have been lost, stolen or destroyed.
3.3    Extinction of Rights
Any certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged pursuant to Section 2.3(c) that is not deposited with all other instruments required by Section 3.1, and any payment made by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Date, shall cease to represent a claim or interest of any kind or nature as a securityholder of the Company, AcquireCo or the Purchaser. On such date, the Consideration to which the former Company Securityholder was ultimately entitled under this Plan of Arrangement shall be deemed to have been surrendered for no consideration to the Purchaser or AcquireCo, as applicable. None of the Purchaser, AcquireCo, the Company or the Depositary shall be liable to any Person in respect of any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
3.4    Withholding Taxes
The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall be entitled to deduct and withhold from any amounts payable to any Person pursuant to the Arrangement or under this Plan of Arrangement (including any amounts payable pursuant to Section 2.3, Article 3 and Article 4 of this Plan of Arrangement), and from all dividends, interest, and other amounts payable or distributable to any former Company Shareholder or former holders of Company Incentive Awards or Outstanding

Company Warrants, such amounts as the Purchaser, AcquireCo, the Company, the Depositary and their respective Subsidiaries or any Person on behalf of any of the foregoing, is or may be required or permitted to deduct or withhold with respect to such payment under the Tax Act, the U.S. Tax Code, or any provision of local, state, federal, provincial or foreign Law. The Purchaser, AcquireCo, the Company, the Depositary, their respective Subsidiaries and any other Person on their behalf, shall exercise commercially reasonable efforts to reduce or eliminate any deduction or withholding with respect to payments made pursuant to the Arrangement and under this Agreement and shall be entitled to request from any recipient of any payment hereunder any necessary tax forms or any other proof of exemption from withholding or any similar information. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the Person to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate authority or Person in accordance with applicable Law.
3.5    Transfer Free and Clear
For greater certainty, any transfer or exchange of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
3.6    Interest
Under no circumstances shall interest accrue or be paid by the Company, AcquireCo, the Purchaser, the Depositary or any other Person to any Company Securityholder or other Persons depositing certificates or DRS Advices pursuant to this Plan of Arrangement in respect of the Company Shares immediately existing prior to the Effective Time.
3.7    Income Tax Elections
The Purchaser shall have the sole and exclusive right, in its discretion, to make an election under Section 338(g) of the U.S. Tax Code, and any corresponding elections under state, local or non-U.S. law (collectively, a “Section 338(g) Election”), with respect to the transfer of Company Shares to AcquireCo and any of the Company’s subsidiaries that qualify as target affiliates within the meaning of Treasury Regulation Section 1.338-2(c). Any Taxes arising as a result of the Purchaser’s Section 338(g) Election shall be borne exclusively by the Purchaser. The Purchaser shall deliver to each Company Shareholder (other than holders of Dissent Shares and Company Shares held by the Purchaser or an affiliate of Purchaser) a copy of IRS Form 8883 (or successor form) and any other relevant forms or filings relating to the Section 338(g) Election within a reasonable time after filing and any additional forms or documentation reasonably requested by any Company Shareholder.
ARTICLE 4
RIGHTS OF DISSENT
4.1    Dissent Rights
(a)    Pursuant to the Interim Order, Company Shareholders who are registered holders of Company Shares as of the record date of the Company Meeting may exercise rights to dissent in connection with the Arrangement under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order (“Dissent Rights”), with respect to all (but not less than all) of the

Company Shares held by such Company Shareholder, provided that the Notice of Dissent contemplated by Section 242 of the BCBCA, as may be modified by the Interim Order, must be received by the Company by 4:00 p.m. on the date that is at least two business days prior to the date of the Company Meeting, or any date to which the Company Meeting may be postponed or adjourned, and provided further that holders who duly exercise such Dissent Rights and who:
(i)    are ultimately entitled to be paid the fair value of their Dissent Shares: (A) will be entitled to be paid the fair value of such Dissent Shares by AcquireCo, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be the fair value of such Dissent Shares determined as of the close of business on the day immediately before the approval of the Arrangement Resolution; (B) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(a), if applicable); (C) shall be deemed to have transferred and assigned such Dissent Shares, free and clear of any Liens, to AcquireCo in accordance with Section 2.3(a); and (D) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Company Shares; and
(ii)    are ultimately not entitled, for any reason, to be paid fair value for their Company Shares, shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting registered holder of Company Shares, and shall be entitled to receive only the Consideration pursuant to Section 2.3(c) that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.
(b)    In no circumstances shall the Purchaser, AcquireCo, the Company or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Company Shares in respect of which such rights are sought to be exercised as of the record date of the Company Meeting and as of the deadline for exercising such Dissent Rights.
(c)    In no case shall the Purchaser, AcquireCo, the Company or any other Person be required to recognize holders of Company Shares who exercise Dissent Rights as holders of Company Shares after the time that is immediately prior to the Effective Time, and the names of the Dissenting Shareholders shall be deleted from the central securities register as holders of the Company at the time at which the step in Section 2.3(a) occurs.
(d)    For greater certainty, in addition to any other restrictions in the Interim Order and under Section 238 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) a holder of any Company Incentive Awards or Outstanding Company Warrants in respect of such holder’s Company Incentive Awards or Outstanding Company Warrants, as applicable; (ii) Company Shareholders who vote or have instructed a proxyholder to vote such Company Shares in favour of the Arrangement Resolution; and (iii) any other Person who is not a registered Company Shareholder as of the record date for the Company Meeting.
ARTICLE 5
GENERAL
5.1    Paramountcy
From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all rights related to the Company Shares, the Company Incentive Awards and the Outstanding Company Warrants issued prior to the Effective Time, and (b) the rights and obligations of the Company Securityholders, the Parties, the Depositary and any trustee or transfer agent therefor in relation thereto, and any other Person having any right, title or interest in or to Company Shares, the Company Incentive Awards and the Outstanding Company Warrants, shall be solely as provided for in this Plan of Arrangement.
5.2    Amendment
(a)    The Purchaser and the Company reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be (i) agreed to in writing by AcquireCo, the Company and the Purchaser, (ii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iii) communicated to Company Securityholders if and as required by the Court.
(b)    Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Purchaser and the Company at any time prior to the Company Meeting (provided, however, that the Company and the Purchaser shall have consented thereto in writing), with or without any other prior notice or communication, and, if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.
(c)    Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if: (i) it is consented to in writing by each of AcquireCo, the Purchaser and the Company (each acting reasonably); and (ii) if required by the Court, it is consented to by the Company Shareholders voting in the manner directed by the Court.
(d)    Any amendment, modification or supplement to this Plan of Arrangement may be made by the Company and the Purchaser without the approval of or communication to the Court or the Company Shareholders, provided that it concerns a matter which, in the reasonable opinion of the Company and the Purchaser, is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any of the Company Securityholders.

(e)    This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.
5.3    Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and be deemed to have occurred in the order set out herein, without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to implement this Plan of Arrangement and to further document or evidence any of the transactions or events set out herein.
EXHIBIT 1

SCHEDULE D
COMPANY REPRESENTATIONS AND WARRANTIES
(a)    Organization and Qualification. The Company and each of its Subsidiaries is duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation, and has the requisite power and authority to own its assets and conduct its business as now owned and conducted, except as disclosed in Schedule (a) of the Company Disclosure Letter. The Company and each of its Subsidiaries is duly qualified to carry on business and has authority to own, lease and operate properties, assets and carry on business as presently conducted, and is in good standing in each jurisdiction where such qualification is applicable and in which the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Company Material Adverse Effect . True and complete copies of the constating documents of the Company and each of its Subsidiaries have been delivered or made available to the Purchaser, and no action has been taken to amend or supersede such documents.
(b)    Authority Relative to this Agreement. The Company has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations under this Agreement have been duly authorized by the Company Board and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the Arrangement, other than the Interim Order, the Final Order, approval of the Company Circular by the Company Board and the Company Securityholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable by AcquireCo and the Purchaser against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(c)    No Conflict; Required Filings and Consent.
(i)    Except as disclosed in Schedule (c)(i) of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement and the performance by it of its obligations hereunder and the completion of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or both, or the happening of any other event or condition):
(A)    violate, conflict with or result in a breach of:
(1)    the constating documents of the Company or those of any of its Subsidiaries;

(2)    any Contract in respect of a Principal Company Asset;
(3)    any Company Material Contract or any material Authorization to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, except as would not, individually or in the aggregate, materially and adversely affect the Company and its Subsidiaries; or
(4)    any Law to which the Company or its Subsidiaries is subject or by which the Company or its Subsidiaries is bound, subject to receipt of the Regulatory Approvals and except as would not, individually or in the aggregate, have a Company Material Adverse Effect;
(B)    give rise to any right of termination, allow any Person to exercise any rights, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled, under any Contract or Authorization to which the Company or any of its Subsidiaries is a party, except as would not, individually or in the aggregate, have a Company Material Adverse Effect; or
(C)    give rise to any pre-emptive rights, including rights of first refusal or rights of first offer, or trigger any change in control provisions or any restriction or limitation under any Contract or Authorization, or result in the imposition of any Lien (other than a Company Permitted Lien) upon any of the Company’s assets or the assets of any of its Subsidiaries, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(ii)    Other than the Regulatory Approvals, the rules and policies of the TSXV, the Interim Order and the Final Order, no Authorization of, or other action by or in respect of, or filing, recording, registering or publication with, or notification to, any Governmental Entity is necessary on the part of the Company or any of its Subsidiaries in order for the Company to proceed with the execution and delivery of this Agreement and the consummation of the Arrangement and the other transactions contemplated by this Agreement, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)    Subsidiaries; Equity Interests
(i)    The Company does not have any Subsidiaries other than those listed in Schedule (d)(i) of the Company Disclosure Letter. Other than for the Regulatory Approvals, none of the Company’s Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s shares, or from repaying to the Company any loans or advances made thereto.
(ii)    The following information with respect to each of the Company’s Subsidiaries, is accurately set out in Schedule (d)(ii) of the Company Disclosure Letter: (A) its name; (B) the Company’s percentage equity ownership of it and if applicable, any other shareholder’s ownership of it; (C) capital stock; (D) its board of directors and any other officer; (E) its valid powers of attorney; and (F) its jurisdiction of incorporation, organization or formation (except as further set out in Schedule (d)(ii) of the Company Disclosure Letter).
(iii)    Except as disclosed in Schedule (d)(ii) of the Company Disclosure Letter, the Company beneficially owns, directly or indirectly, all of the issued and outstanding securities of each of its Subsidiaries and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) to acquire any issued or unissued securities or other ownership interests in any of the Company’s Subsidiaries.
(iv)    All of the issued and outstanding shares or other equity securities in the capital of each of the Company’s Subsidiaries are: (A) validly issued, fully-paid and, where the concept exists, non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights) and all such shares or other equity interests are owned free and clear of all Liens (other than Company Permitted Liens); and (B) free of any other restrictions including any restriction on the right to vote, sell or otherwise dispose of shares or other equity interests.
(v)    Other than as set forth in Schedule (d)(v) of the Company Disclosure Letter, the Company and its Subsidiaries do not legally or beneficially own any material equity interests in any companies. The equity interests referenced in in Schedule (d)(v) of the Company Disclosure Letter are owned free and clear of any Liens (other than Company Permitted Liens) and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third party the right to acquire any of such equity interests.
(vi)    Neither the Company nor any of its Subsidiaries owns any common stock or any other securities in the capital of the Purchaser.
(e)    Compliance with Laws and Constating Documents.
(i)    To the knowledge of the Company, the Company and each of its Subsidiaries is and, since January 1, 2024, has been, in compliance, in all material respects, with all applicable Laws in each jurisdiction in which it conducts business and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries is under investigation with respect to any material violation of applicable Laws from any Governmental Entity, or has received any notice that any material violation of any Law is being or may be alleged from any Governmental Entity.
(ii)    As of the date hereof, none of the Company or its Subsidiaries is in conflict with, or in default (including cross defaults) under or in violation of its articles or by-laws or equivalent organizational documents, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(f)    Company Authorizations.
(i)    To the knowledge of the Company, the Company and its Subsidiaries have obtained, and are in compliance in all material respects with, all Authorizations required by Law that are necessary to conduct their business as now being conducted, and such Authorizations are in full force and effect in accordance with their terms. True copies of all such material Authorizations have been made available to the Purchaser.
(ii)    The Company and its Subsidiaries have fully complied with and are in compliance with all such Authorizations, except, in each case, for such non-compliance which, individually or in the aggregate, would not have a Company Material Adverse Effect.
(iii)    No action, investigation or proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries in respect of or regarding any such Authorization that would reasonably be expected to result in a suspension, loss or revocation of any such Authorization, except in each case, for revocations, non-renewals or amendments which would not, individually or in the aggregate, have a Company Material Adverse Effect. Schedule (f) of the Company Disclosure Letter lists the Authorizations that are material to the operations of the Company and its Subsidiaries, taken as a whole.
(g)    Capitalization and Listing.
(i)    The authorized share capital of the Company consists of an unlimited number of Company Shares without par value. As at the close of business on the business day immediately preceding the date of this Agreement, there were: (A) 86,643,105 Company Shares validly issued and outstanding as fully-paid and non-assessable shares of the Company; (B) 3,850,000 outstanding Company Options providing for the issuance of up to 3,850,000 Company Shares upon the exercise thereof; (C) 1,570,000 outstanding Company RSRs providing for the issuance of up to 1,570,000 Company Shares upon the settlement thereof; (D) 1,104,570 outstanding Company 2020 Warrants providing for the issuance of up to 1,104,570 Company Shares which Company 2020 Warrants are exercisable at an exercise price of $0.35 per Company Share until July 13, 2025 and, as of the Effective Date, there will be nil Company 2020 Warrants outstanding; (E) 35,447,261 outstanding Company 2022 Warrants providing for the issuance of up to 35,447,261 Company Shares which Company 2022 Warrants are exercisable at an exercise price of $0.80 per Company Share until September 1, 2027; and (F) 4,189,250 outstanding Company 2023 Warrants providing for the issuance of up to 4,189,250 Company Shares which Company 2023 Warrants are exercisable at an exercise price of $1.10 per Company Share until June 15, 2027. Except for the Company Options, Company RSRs and Company Warrants referred to in this Section (g) and as set forth in Schedule (g)(i) of the Company Disclosure Letter, (1) there are no other options, warrants, conversion privileges, calls or other rights, shareholder rights plans, agreements, arrangements, commitments, or obligations of the Company or any of its Subsidiaries requiring any of them to issue or sell any shares or other securities of the Company or of any of its Subsidiaries, or any securities or obligations convertible into, exchangeable or exercisable for, or otherwise carrying or evidencing the right or obligation to acquire, any securities of the Company (including Company Shares) or any Subsidiary of the Company, and (2) except as disclosed in Schedule (g)(i) of the Company Disclosure Letter, no Person is entitled to any pre-emptive or other similar right granted by the Company or any of its Subsidiaries. All Company Shares issuable upon the exercise of outstanding Company Options, Company RSRs, and Company Warrants will, when issued in accordance with the terms of their respective plans or certificates, as the case may be, be duly authorized, validly issued, fully-paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights.
(ii)    Schedule (g)(ii) of the Company Disclosure Letter sets forth, as of the date hereof, (A) the names and holdings of each Person who holds outstanding Company Options, Company RSRs and Company Warrants, and (B) the exercise price of each Company Option and Company Warrant.
(iii)    There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Shares or any shares of any of its Subsidiaries, or qualify securities for public distribution in Canada or elsewhere, or with respect to the voting or disposition of any securities of the Company or any of its Subsidiaries. No Subsidiary of the Company owns any Company Shares.
(iv)    All outstanding securities of the Company have been issued in material compliance with all applicable Laws and any pre-emptive or similar rights applicable to them.
(v)    Except as disclosed in Schedule (g)(v) of the Company Disclosure Letter, there are no outstanding bonds, debentures or other evidences of indebtedness of the Company or any of its Subsidiaries, or any other agreements, arrangements, instruments or commitments of any kind giving any Person, directly or indirectly, the right to vote (or that are convertible or exercisable for securities having the right to vote) with the holders of the Company Shares on any matters, except Company Options, Company RSRs and Company Warrants.
(h)    Shareholder and Similar Agreements. Neither the Company nor any of its Subsidiaries is party to any shareholder, pooling, voting trust or other similar agreement relating to the ownership or voting of any issued and outstanding Company Shares or the shares of any of the Company’s Subsidiaries, other than any Company Material Contract.
(i)    Reporting Issuer Status.
(i)    The Company is a reporting issuer not on the list of reporting issuers in default (or the equivalent) under applicable Securities Laws in each of the provinces and territories of Canada in which it is a reporting issuer, and is in material compliance with all Securities Laws applicable in each of the jurisdictions in which it is a reporting issuer.
(ii)    The Company has not taken any action to cease to be a reporting issuer in any province or territory of Canada in which it is a reporting issuer, nor has the Company received notification from the British Columbia Securities Commission, as principal regulator, or any other applicable securities commissions or securities regulatory authority of a province or territory of Canada in which it is a reporting issuer seeking to revoke the Company’s reporting issuer status. No delisting of, suspension of trading in, or cease trade order with respect to, any securities of the Company and, to the knowledge of the Company, no inquiry or investigation (formal or informal) of any Securities Authority has occurred, is in effect or ongoing or, to the knowledge of the Company, has been threatened in writing with respect to the foregoing.
(j)    Reports. Since January 1, 2024, the Company has filed with all applicable Governmental Entities the Company Public Documents that the Company is required to file in accordance with applicable Securities Laws. The Company Public Documents as of their respective dates (and the dates of any amendments thereto): (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the requirements of applicable Securities Laws. Any amendments to the Company Public Documents required to be made have been filed on a timely basis with the applicable Governmental Entity. The Company has not filed any confidential material change report with any Governmental Entity which at the date hereof remains confidential.

(k)    Stock Exchange Matters.
(i)    The Company Shares are listed on the TSXV and are not listed on any market other than the TSXV.
(ii)    The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the TSXV. The Company has not taken any action which would be reasonably expected to result in the delisting or suspension of the Company Shares on or from the TSXV.
(l)    Financial Statements.
(i)    The audited consolidated financial statements for the Company and its Subsidiaries as at and for the fiscal years ended December 31, 2024 and 2023, including the notes thereto, the reports by the Company’s auditors thereon and related management’s discussion and analysis, have been, and all financial statements of the Company which are publicly disseminated by the Company in respect of any subsequent periods prior to the Effective Date will be, (A) prepared in accordance with IFRS applied on a basis consistent with prior periods and all applicable Laws, and (B) present fairly, in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and for the periods indicated therein, and its results of operations and cash flows for the respective periods covered thereby (except as may be indicated expressly in the notes thereto). There have been no material changes to the Company’s accounting policies since December 31, 2024.
(ii)    The Company has: (A) designed such disclosure controls and procedures, or caused them to be designed under the supervision of its President and Chief Executive Officer and Chief Financial Officer, to provide reasonable assurance that material information relating to the Company and its Subsidiaries is made known to the President and Chief Executive Officer and Chief Financial Officer of the Company by others, particularly during the periods in which annual or interim filings are being prepared; and (B) designed such internal controls over financial reporting, or caused them to be designed under such President and Chief Executive Officer’s and Chief Financial Officer’s supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS.
(iii)    The Company has established “disclosure controls and procedures” and “internal control over financial reporting” (each as defined in NI 52-109) to the extent required by NI 52-109 and Securities Laws, and, as of the date hereof, the Company does not have knowledge, and has not been advised by its auditors, of any “material weakness” (as defined in NI

52-109), in each case, except as disclosed in the Company Public Documents.
(iv)    Since January 1, 2024, neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any Representative of the Company or any of its Subsidiaries has received or otherwise obtained knowledge of any complaint, allegation or claim, whether written or oral, regarding the accounting or auditing practices or internal auditing controls of the Company or any of its Subsidiaries, including any complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, which has not been resolved to the satisfaction of the audit committee of the Company Board.
(m)    Auditors. There is not now, and there has never been, any reportable event (as defined in NI 51-102) with respect to the present or any former auditor of the Company.
(n)    No Undisclosed Liabilities. The Company and its Subsidiaries, on a consolidated basis, have no material outstanding liabilities or obligations of any nature, whether or not accrued, contingent, unasserted or absolute, except for: (i) liabilities and obligations that are specifically presented on the audited balance sheet of the Company as of December 31, 2024 or disclosed in the notes thereto; (ii) liabilities and obligations that are disclosed in the Company Public Documents; (iii) liabilities and obligations incurred in the ordinary course; or (iv) liabilities and obligations incurred in connection with the Arrangement and this Agreement (including transaction related expenses).
(o)    Real Property.
(i)    Neither the Company nor any of its Subsidiaries owns any real property. Schedule (o) of the Company Disclosure Letter discloses all material real property leased, subleased, licensed and/or otherwise used or occupied (whether as tenant, subtenant, licensee or pursuant to any other occupancy arrangement) by the Company or its Subsidiaries, in each case, in connection with the operation of the business of the Company and its Subsidiaries as it is now being conducted (“Company Leased Real Property”).
(ii)    Schedule (o) of the Company Disclosure Letter also identifies each lease, sublease, license or other agreement under which the Company or its Subsidiaries lease, sublease, license or otherwise use or occupy the Company Leased Real Property (including all amendments, modifications, supplements, renewals and extensions thereto and guarantees thereof, the “Leases”).
(iii)    Neither the Company nor any of its Subsidiaries is party to any sublease, license or other Contract or agreement under which the Company or any of its Subsidiaries subleases, licenses or otherwise permits a third party to use or occupy the Company Leased Real Property.
(iv)    The Company or its Subsidiaries holds good and valid leasehold interests in the Company Leased Real Property pursuant to the Leases, which leasehold interests are free and clear of all Liens (other than Company Permitted Liens), except as would not individually or in the aggregate materially and adversely impact the Company and its Subsidiaries. Neither the Company nor its Subsidiaries has received any written notice regarding a material violation, breach or default under any of the Leases that has not since been cured.
(p)    Operational Matters. Except as would not, individually or in the aggregate, be reasonably expected to result in a Company Material Adverse Effect, all costs, expenses, and liabilities payable on or prior to the date hereof under the terms of any Contracts to which the Company or any of its Subsidiaries is a party, have been properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the ordinary course.
(q)    The Assets.
(i)    Schedule (q) of the Company Disclosure Letter lists all:
(A)    Principal Company Assets; and
(B)    rights or options to acquire, any royalty, streaming, net profit, production payment or other similar interests in production from, or interests in or rights or options to acquire interests in, mineral rights and interests (including mining, mineral or exploration concessions, claims, leases, licenses, applications, Authorizations or other rights to apply for, exploit, explore, develop, mine or produce any minerals or any interest therein) which are expected to be material to the Company and its Subsidiaries, taken as a whole.
(ii)    Other than as set out in Schedule (q) of the Company Disclosure Letter, each of the Company and its Subsidiaries is the sole legal and beneficial owner of, and has valid, undisturbed and sufficient right, title and interest in, free and clear of any defect or Lien (other than Company Permitted Liens): (A) each of the Principal Company Assets; and (B) all Authorizations, licenses, and all other rights relating in any manner whatsoever to, or necessary for, the acquisition or holding of the Principal Company Assets, or necessary to perform the operation of its business as presently owned and conducted in all material respects; and is entitled to the benefits of all of its material properties and assets of any nature whatsoever and to all benefits derived therefrom including all its material properties and assets reflected in the balance sheet forming part of the Company Public Documents, except as indicated in the notes thereto, together with all additions thereto, and other than Company Permitted

Liens, such properties and assets are not subject to any Lien or defect in title of any kind except as is specifically identified in the balance sheets forming part of the Company’s financial statements and in the notes thereto.
(iii)    The information with respect to the Hod Maden Interest and the Entrée Interest set forth in Schedule (d)(v) of the Company Disclosure Letter is true and accurate.
(iv)    True and complete copies of the Company Royalty and Stream Obligations and the Contracts relating to the Principal Company Assets and all amendments or waivers entered into in connection with any thereof have been made available to the Purchaser.
(v)    Other than as set out in Schedule (q) of the Company Disclosure Letter, the Company and each of its Subsidiaries has duly and timely satisfied all of the material obligations required to be satisfied, performed and observed by it under the Contracts relating to the Principal Company Assets prior to the date of this Agreement, and is in compliance with all ongoing material terms, conditions and covenants contained therein, and there exists no default or event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default by the Company or any of its Subsidiaries thereunder. The Contracts relating to the Principal Company Assets are in good standing in all material respects, enforceable and in full force and effect, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction. To the knowledge of the Company, (A) no other party to any Contract in respect of the Principal Company Assets is in breach, violation or default of the material terms, conditions or covenants thereof and (B) except as set out in Schedule (q) of the Company Disclosure Letter, there exists no condition which with the passage of time or the giving of notice or both would result, or would reasonably be expected to result, in such a breach, violation or default by any such other party.
(vi)    Other than (i) as set out in Schedule (q) of the Company Disclosure Letter or (ii) pursuant to Company Permitted Liens: (A) the Company and its Subsidiaries has the exclusive right to own and receive all benefits associated with the Principal Company Assets; (B) no Person or entity of any nature whatsoever other than the Company has any interest in the Principal Company Assets, or in the production, payments, benefits or profits therefrom, or any right to acquire or otherwise obtain any such interest; (C) there are no back-in rights, earn-in rights, rights of first refusal, off-take rights or obligations, third party royalty rights, third party streaming rights, or other rights of any nature whatsoever in relation to the

Principal Company Assets, which would materially adversely affect the Company’s or its Subsidiaries’ interests in the Principal Company Assets, and to the knowledge of the Company, no such rights are asserted by any person or entity; (D) there is no Contract, option or any other right or obligation binding upon, or which at any time in the future may become binding upon the Company or any of its Subsidiaries requiring it to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of, encumber or create any Lien over any interest of the Company or any of its Subsidiaries in the Principal Company Assets; and (E) neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity or any other Person of any revocation or intention to revoke, materially diminish, materially adversely modify or challenge its interest in the Principal Company Assets.
(vii)    Except as disclosed in Schedule (q) of the Company Disclosure Letter, to the knowledge of the Company, there are no adverse claims, demands, actions, suits or proceedings that have been commenced or are pending or that are threatened relating to any of the Principal Company Assets, in each case which would reasonably be expected to materially adversely affect the Company’s right, title or interest in any of the Principal Company Assets or the ability of the Company or its Subsidiaries to receive the benefits associated with any of the Principal Company Assets, including the title to or ownership by the Company or its Subsidiaries of the foregoing, or which would reasonably be expected to involve the possibility of (A) any judgement or liability affecting the Principal Company Assets or (B) any judicial liens or attachments over any payments under, or monies received under, any of the Principal Company Assets (other than Company Permitted Liens).
(viii)    Except as disclosed in Schedule (q) of the Company Disclosure Letter, the Company has not been notified in writing by any Person of any fact relating to the Principal Company Assets or any Company Underlying Mineral Property that would reasonably be expected to materially and adversely affect: (A) the Company and its Subsidiaries, taken as a whole and/or (B) individually, any of the Principal Company Assets.
(ix)    To the extent requested by the Purchaser and permitted to be disclosed by the Company, the Company has provided the Purchaser with access to full and complete copies of all material third party exploration, development and production information and data it has access to including all material scientific and technical information (including all material drill, sample and assay results and all maps) and all technical reports, feasibility studies prepared by third parties and other similar reports and studies concerning the Principal Company Assets and Other Company Assets.
(x)    Except as would not, individually or in the aggregate, materially and adversely impact the Company and its Subsidiaries, or as disclosed in Schedule (q) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the completion and performance of the Arrangement and the other transactions contemplated by this Agreement will:
(A)    give any Person the right to terminate, cancel or amend any contractual or other right of the Company or any of its Subsidiaries, including with respect to the Principal Company Assets;
(B)    result in the creation of any Lien on any of the Principal Company Assets;
(C)    result in a breach, contravention or default, or require the consent of any Person under any provision of the Contracts relating to the Principal Company Assets; or
(D)    give rise to any rights of first refusal, rights of first offer or acquisition rights, or trigger any change of control provisions, or any notices, consents, restrictions or limitations under any of the Contracts relating to the Principal Company Assets.
(xi)    Except as disclosed in Schedule (q) of the Company Disclosure Letter, to the Company’s knowledge, in respect of the Hod Maden Project):
(A)    the Operator of the Hod Maden Project holds all licenses, registrations, qualifications, Authorizations and consents (including, for certainty, (1) mineral rights (including exploration licenses, mining licenses, or other tenure granting rights to explore for or extract minerals); (2) Environmental Permits; and (3) land ownership rights, land access agreements, surface use rights or servitudes, whether granted by Governmental Entities or private parties) necessary or appropriate for carrying on its respective business as currently carried on with respect to the Hod Maden Project and that such licenses, registrations, qualifications, Authorizations and consents are valid, subsisting and in good standing in accordance with applicable Laws;
(B)    the Operator of the Hod Maden Project has not received any notice of proceedings relating to the revocation, cancellation or adverse modification of any mining license, Environmental Permit, registration, qualification or Authorization, nor has the Operator of the Hod Maden Project received notice of the revocation, cancellation or adverse modification of, or any intention to revoke, cancel or modify, any mining rights, Environmental Permits, exploration or prospecting rights, concessions or licenses with respect to the Hod Maden Project;
(C)    no part of the Hod Maden Project has been taken, reduced, revoked, condemned or expropriated by any Governmental Entity nor has any written notice or proceeding in respect thereof been given, commenced or threatened or is pending, nor does the Company have any knowledge of the intent or proposal to give any such notice or commence any such proceeding; and
(D)    there are no actions, proceedings, inquiries, disruptions, protests, blockades or initiatives by non-governmental organizations or activist groups that are ongoing or threatened which could reasonably be expected to materially and adversely affect the ability to explore, develop or otherwise operate the Hod Maden Project;
(E)    the Operator of the Hod Maden Project has timely and duly performed all obligations required under applicable Laws to maintain the Hod Maden Project in good standing and free and clear of any Liens or causes of invalidity that could affect or limit the validity or enforceability of the Hod Maden Project; and
(F)    there are no other concessions, exploitation or exploration applications or any other rights that have preferential rights to carry out mining work in the areas occupied by the Hod Maden Project.
(xii)    Except as disclosed in Schedule (q) of the Company Disclosure Letter, no Person has any agreement or option or any right or privilege capable of becoming an agreement or option for the purchase from the Company or its Subsidiaries of any of the Principal Company Assets. Neither the Company nor any of its Subsidiaries is obligated under any prepayment contract or other prepayment arrangement to deliver mineral products at some future time without then receiving full payment therefor.
(r)    Scientific and Technical Information. The Company Public Documents are in material compliance with the applicable provisions of Securities Laws. The Company has duly filed with the applicable regulatory authorities all reports required by Securities Laws, and all such reports complied in all material respects with the requirements of Securities Laws at the time of filing thereof. The scientific and technical information set forth in the Company Public Documents relating to mineral resources and mineral reserves required to be disclosed therein pursuant to Securities Laws has been prepared by the Company and/or the applicable Operators and their respective consultants, as applicable, in accordance with methods generally applied in the mining industry and materially conforms to the requirements of Securities Laws.
(s)    Employment Matters.
(i)    Schedule (s)(i) of the Company Disclosure Letter sets forth a complete list of each management level (executive vice president and above) Company Employee as at the date hereof, together with each such Company Employee’s (A) position or function, (B) work location, (C) date of hire, (D) annual base salary or hourly rate of pay, (E) any incentive or bonus arrangement, (F) bonuses paid for the most recently completed year, (G) accrued vacation time, (H) status as active or inactive (and where inactive, the reason for such leave and expected date of return, if known), and (I) Company Benefit Plan participation. The Company has provided a complete list of each Company Employee and material independent contractors as at the date hereof setting forth, for each Company Employee or independent contractor, the (A) position or function, (B) work location, (C) date of hire, (D) annual base salary or hourly rate of pay, (E) any incentive or bonus arrangement, (F) bonus paid for the two most recently completed years, (G) accrued vacation time, (H) type of contract (i.e., for a definite or indefinite term) and (I) status as active or inactive (and where inactive, the reason for such leave and expected date of return, if known).
(ii)    Except as disclosed in Schedule (s)(ii) of the Company Disclosure Letter, the Company and each of its Subsidiaries have made available to the Purchaser the form(s) of the Contracts executed by each management level (executive vice president and above) Company Employee and the Contracts of all management level (executive vice president and above) Company Employees are substantially in the form(s) of the Contracts made available to the Purchaser. Except as disclosed in Schedule (s)(ii) of the Company Disclosure Letter, no Company Employee has any agreement as to length of notice or severance payment required to terminate his or her employment in excess of the statutory minimum notice of termination (or payment in lieu of notice), and severance payment (if applicable) required pursuant to applicable employment standards legislation (other than such as results by Law for any employee without an agreement as to notice of termination or severance).
(iii)    Other than as disclosed in Schedule (s)(iii) of the Company Disclosure Letter or as provided for or permitted by this Agreement or the Plan of Arrangement, neither the Company nor any of its Subsidiaries has entered into any agreement providing for employment, severance, retention, bonus, golden parachute, change of control, or termination payments or entitlements to any current or former Company Employee in connection with the termination of their position or their employment with the Company or any of its Subsidiaries, in connection with the consummation of the Arrangement, or as a result of a change in control of the Company.
(iv)    As at the date hereof, neither the Company nor any of its Subsidiaries (A) is a party to any collective bargaining agreement, or (B) is subject to any application for certification or, to the knowledge of the Company, threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement. To the knowledge of the Company, no labour strike, lock-out, slowdown, picketing, hand-billing, boycott, work stoppage, grievance, complaint or application is pending or threatened against or directly affecting the Company or any of its Subsidiaries, and there have not been any such activities, disputes or proceedings in the last year. As at the date hereof, there are no employee associations, affiliated bargaining agent, voluntary recognized or certified unions or council of trade unions authorized to represent any of the employees of the Company or any of its Subsidiaries including by way of certification, interim certification, voluntary recognition, designation or successor rights.
(v)    To the knowledge of the Company, all amounts due or accrued for all salary, wages, bonuses, commissions, vacation pay, overtime, sick days and benefits under the Company Benefit Plans have either been paid or are accurately reflected in the books and records of the Company and its Subsidiaries. All liabilities in respect of the Company Employees have or shall have been paid or accrued to the Effective Date, including premium contributions, remittances and assessments for employment insurance, employer health tax, Canada Pension Plan, income tax, workers’ compensation and any other employment-related legislation.
(vi)    To the knowledge of the Company, the Company and its Subsidiaries are in material compliance with all terms and conditions of employment (including the terms of any applicable collective bargaining agreement) and applicable Laws relating to employment or termination of employment, including pay equity, employees’ profit sharing, assignment of employees and personnel provision services, wages, hours of work, overtime, vacation, human rights, employer health tax, workers compensation and occupational health and safety.
(vii)    To the knowledge of the Company, there are no material employment-related claims, complaints, investigations or orders under applicable Laws respecting employment now pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries by or before any Governmental Entity.
(viii)    Each and every Company Employee has all the necessary permits under applicable Laws to lawfully work in the country of their employment, including any working visa that may be required. Each of the Company and its Subsidiaries has the necessary permits to employ each and every Company Employee in terms of applicable Laws, including any migratory permit to hire foreign employees, as applicable.
(ix)    To the knowledge of the Company, each of the Company and its Subsidiaries has properly characterized retained individuals as either employees or independent contractors for the purposes of Taxes and other applicable Laws, including employment, labour and workers compensation Laws and none of them has received any notice from any Governmental Entity disputing such classification.
(x)    The individual employment agreements entered into by the Company and its Subsidiaries with the Company Employees comply with and have complied, in all material respects, with all applicable Laws.

(xi)    Other than as disclosed in Schedule (s)(xi) of the Company Disclosure Letter or as provided for or permitted by this Agreement or the Plan of Arrangement, other than in the ordinary course (including annual cost-of-living salary increases), (A) since December 31, 2024, the Company and its Subsidiaries have not granted or promised any Company Employee any extraordinary or special increases in compensation or benefits, or any payment of any bonus, deferred compensation, golden parachute, change of control or similar arrangement, and (B) no Company Employee is entitled to any increase in compensation or bonus or other increase in benefits after, or as a result of, the transactions contemplated by this Agreement.
(xii)    No Company Employee has given written notice to the Company and/or its Subsidiaries of an intention to terminate employment and, to the knowledge of the Company, no such Company Employee intends to terminate employment. To the knowledge of the Company, the terminations of all past Company Employees have been implemented in material compliance with applicable Laws and to the knowledge of the Company, the departure, either by resignation or termination, of all past Company Employees have been duly documented pursuant to applicable Laws.
(xiii)    Except as disclosed in Schedule (s)(xiii) of the Company Disclosure Letter, true and complete copies of all Company Indemnity or Payment Agreements have been provided to the Purchaser prior to the date hereof.
(t)    Absence of Certain Changes or Events. Except as disclosed in the Company Public Documents, since December 31, 2024:
(i)    the Company and its Subsidiaries have conducted their respective businesses in the ordinary course in all material respects and have not taken any steps to take any actions which, if taken after the date hereof, would require the Purchaser’s consent pursuant to Section 5.1 of this Agreement;
(ii)    there has not been any damage, destruction or other casualty loss with respect to any asset owned, leased or otherwise used by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, whether or not covered by insurance (other than in the ordinary course or regular wear and tear);
(iii)    there has not been any acquisition or disposition (including any reconveyance) by the Company or any of its Subsidiaries of any property or asset that would be material to the Company and its Subsidiaries, taken as a whole, other than the Arrangement or as expressly permitted by this Agreement;

(iv)    there has not been any material write down by the Company of the value of any of the material assets, including the Principal Company Assets, of the Company and its Subsidiaries, taken as a whole; and
(v)    through to the date of this Agreement, there has not been any change, effect, event, occurrence or state of facts or circumstance that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(u)    Litigation. Except as disclosed in Schedule (u) of the Company Disclosure Letter, there are no claims, actions, suits, demands, arbitrations, charges, indictments, orders, hearings or other civil, criminal, administrative or investigative proceedings, or other investigations or examinations pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, the business of the Company or any of its Subsidiaries, or affecting any of their properties or assets, before or by any Governmental Entity which, if adversely determined, would have, or would reasonably be expected to have, a Company Material Adverse Effect or would significantly impede the ability of the Company to consummate the Arrangement. To the knowledge of the Company, there are no events or circumstances which would reasonably be expected to give rise to or serve as a basis for the commencement of any such claim, action, suit, demand, arbitration, charge, indictment, order, hearing or other civil, criminal, administrative or investigative proceeding, or other investigation or examination. There are no outstanding orders, judgments, injunctions, or decrees against the Company or its Subsidiaries that materially and adversely impact the business, property or assets of the Company and its Subsidiaries. Each of the Company and its Subsidiaries does not intend to initiate any suits, actions, claims or arbitrations.
(v)    Intellectual Property. Schedule (v) of the Company Disclosure Letter sets forth a complete list of all registered and unregistered Intellectual Property of the Company and its Subsidiaries. The Company and its Subsidiaries have sufficient rights to use or otherwise exploit the Intellectual Property necessary to carry on the business now operated by them and (i) there is no action, suit, proceeding or claim pending or, to the knowledge of the Company, threatened by others challenging the rights of the Company and its Subsidiaries in or to any Intellectual Property which is used for the conduct of the business of the Company and its Subsidiaries as currently carried on, and as set out in the Company Public Documents, and (ii) to the knowledge of the Company, the conduct of the business as currently carried on as set forth in the Company Public Documents, including the use of Intellectual Property, does not infringe upon the Intellectual Property of any Person in any material respect. To the knowledge of the Company, no Person is currently infringing upon, misappropriating or otherwise violating any of the Intellectual Property owned by the Company or its Subsidiaries in any material respect.
(w)    Taxes.

(i)    Each of the Company and its Subsidiaries has duly and timely filed all material Tax Returns required to be filed by it prior to the date hereof and all such Tax Returns are true, complete and correct in all material respects.
(ii)    No Tax Return of the Company or any of its Subsidiaries is under audit by any Governmental Entity, and no written notice of such an audit has been received by the Company. The Company is not a party to, or otherwise subject to, a proceeding in which Taxes are being contested.
(iii)    Each of the Company and its Subsidiaries has paid on a timely basis all material Taxes which are due and payable by it on or before the date hereof (including instalments) and has provided accruals in accordance with IFRS in the most recently published consolidated financial statements of the Company for any Taxes of the Company and its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course.
(iv)    To the knowledge of the Company, no material deficiencies, litigation, audits, claims, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of the Company or any of its Subsidiaries, and neither the Company, nor any of its Subsidiaries, is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their respective assets.
(v)    No claim has been made by any Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company, or any of its Subsidiaries, is or may be subject to Tax by that jurisdiction or is or may be required to file a tax return in that jurisdiction and none of the Company nor any of its Subsidiaries carries on business in a jurisdiction in which it does not file a Tax Return in respect of income.
(vi)    There are no Liens with respect to Taxes upon any of the assets of the Company or any of its Subsidiaries (other than Company Permitted Liens).
(vii)    Each of the Company and its Subsidiaries has withheld, deducted or collected all material amounts required to be withheld, deducted or collected by it on account of Taxes and has duly and timely remitted all such amounts to the appropriate Governmental Entity as required by Law. Each of the Company and its Subsidiaries has complied with all related information reporting, withholding and record retention requirements.

(viii)    There are no outstanding agreements, arrangements, elections, waivers or objections extending or waiving the statutory period of limitations applicable to any material claim for, or the period for the collection or assessment or reassessment of Taxes due from the Company or any of its Subsidiaries, for any taxable period and no request for any such waiver or extension is currently pending.
(ix)    The Company and each of its Subsidiaries has made available to the Purchaser true, correct and complete copies of all material Tax Returns, notices of assessment or reassessment of the Company and any of its Subsidiaries, all correspondence with any Governmental Entity relating to Taxes, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.
(x)    None of the Company or any of its Subsidiaries has, at any time, directly or indirectly transferred any property or supplied any services to, or acquired any property or services from, a Person with whom the Company or Subsidiary, as the case may be, was not dealing at arm’s length (within the meaning of the Tax Act) for consideration other than consideration equal to the fair market value of such property or services at the time of transfer, supply or acquisition, as the case may be, nor has the Company or any of its Subsidiaries been deemed to have done so for purposes of the Tax Act.
(xi)    To the knowledge of the Company, the Company and its Subsidiaries have complied in all material respects with the transfer pricing (including any contemporaneous documentation) provisions of each applicable Law, including for greater certainty, under section 247 of the Tax Act (and the corresponding provisions of any applicable provincial Law).
(xii)    There are no circumstances existing which could result in the material application of Sections 15, 17, 78, 80 to 80.04 or 224 of the Tax Act, or any equivalent provision under provincial Law, to the Company or any of its Subsidiaries. Except as in accordance with past practices, the Company and its Subsidiaries have not claimed nor will they claim any reserve under any provision of the Tax Act or any equivalent provincial provision, if, as a result, any material amount could be included in the income of the Company or its Subsidiaries for any period ending after the Effective Date.
(xiii)    None of the Company nor any of its Subsidiaries has any liability for Taxes of any other Person including, for greater certainty, under Sections 159 or 160 of the Tax Act (or any similar provisions of federal, state, local or foreign law).
(xiv)    The Company Shares are not “taxable Canadian property” within the meaning of the Tax Act.

(xv)    For the purposes of the Tax Act, any applicable Tax treaty and any other relevant Tax purposes (A) the Company is resident in, and is not a non-resident of, Canada, and is a “taxable Canadian Corporation” and (B) each of its Subsidiaries is resident in the jurisdiction in which it was formed, and is not resident in any other country and if resident in Canada and is a corporation, is a “taxable Canadian corporation”.
(xvi)    Neither the Company nor any Subsidiary of the Company is, or has been, a member of any affiliated, consolidated, combined or unitary Tax group, other than a group the common parent of which is the Company or any Subsidiary of the Company.
(xvii)    Neither the Company nor any of its Subsidiaries is a party to, or is bound by or has any obligation under any material Tax Sharing Agreement.
(xviii)    The Company and each of its Subsidiaries has retained all material tax, accounting and Corporate Records required by applicable Law to support any tax or accounting position, filing or claim made by them with respect to Taxes for taxable periods for which the applicable statutory periods of limitations have not expired.
(xix)    The Company and each of its Subsidiaries has not incurred any material liability for Taxes arising from transactions outside the ordinary course.
(xx)    The Company and each of its Subsidiaries does not have an application pending with any Governmental Entity requesting permission for any change in accounting method that relates to its business.
(x)    Books and Records.
(i)    The Corporate Records have been maintained in accordance with all applicable Laws in all material respects, and the minute books of the Company and each of its Subsidiaries as made available to the Purchaser are complete and accurate in all material respects, except for minutes relating to the Arrangement or this Agreement.
(ii)    The financial books and records and accounts of the Company and each of its Subsidiaries: (A) have been maintained, in all material respects, in accordance with IFRS; (B) are stated in reasonable detail and accurately and fairly reflect, in all material respects, the transactions and dispositions of assets of the Company and its Subsidiaries; and (C) accurately and fairly reflect, in all material respects, the basis for the Company’s consolidated financial statements.
(y)    Insurance. As at the date hereof, the Company and its Subsidiaries have in place the insurance policies disclosed in Schedule (y) of the Company Disclosure Letter specifying the insurer, amount and nature of coverage, and the date through which coverage will continue by virtue of premiums already paid. All insurance maintained by the Company or any of its Subsidiaries is in full force and effect and in good standing, and neither the Company nor its Subsidiaries are in default, whether as to payment of premium or otherwise. To the knowledge of the Company, neither the Company nor any of its Subsidiaries has failed to make a claim thereunder on a timely basis, or received notice or otherwise become aware of any intent of an insurer to either claim any default on the part of the Company or its Subsidiaries or not to renew any policy of insurance on its expiry. The Company and its Subsidiaries maintain the insurance policies required by applicable Laws and any Company Material Contract, including all required insurance policies to operate their business as currently conducted.
(z)    Benefit Plans.
(i)    Schedule (z)(i) of the Company Disclosure Letter contains a true and complete list of all material Company Benefit Plans.
(ii)    No Company Benefit Plan:
(A)    is subject to federal or provincial pension standards legislation;
(B)    is a “retirement compensation arrangement”, a “deferred profit sharing plan”, or a “salary deferral arrangement”, as each such term is defined in the Tax Act;
(C)    provides for health and welfare benefits which are not fully-insured;
(D)    provides for retiree or post-termination benefits to Company Employees or former Company Employees or beneficiaries or dependents thereof (other than as required by applicable Laws); or
(E)    provides benefits to independent contractors.
(iii)    To the knowledge of the Company, there are no investigations by a Governmental Entity or material claims (other than routine claims for payment of benefits) pending involving any Company Benefit Plan, and to the knowledge of the Company there exists no state of facts which would reasonably be expected to give rise to such investigations or material claims (other than routine claims for payment of benefits).
(iv)    There has been no amendment to, or announcement by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Company Benefit Plan and no Company Benefit Plan contains provisions permitting retroactive increase or payments on termination which, in each case, would materially increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year.
(v)    Except as disclosed in Schedule (z)(v) of the Company Disclosure Letter, neither the execution of this Agreement by the Company nor the consummation of the Arrangement pursuant to the Plan of Arrangement

(whether alone or in conjunction with any subsequent events) would result in (A) any Company Employees receiving termination or severance pay or any increase in termination or severance pay upon any termination of employment after the date hereof, (B) acceleration of the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to any of the Company Benefit Plans, or (C) limiting or restricting the right of the Company or, after the consummation of the Arrangement, the Purchaser to merge, amend or terminate any of the Company Benefit Plans, other than those limits or restrictions pursuant to applicable Laws.
(vi)    There is no entity other than the Company or its Subsidiaries participating in any Company Benefit Plan.
(vii)    All data necessary to administer each Company Benefit Plan is in the possession of the Company or its Subsidiaries or its agents and is in a form which is sufficient for the proper administration of the Company Benefit Plan in accordance with its terms and, to the knowledge of the Company, such data is complete and correct in all material respects.
(aa)    Non-Arm’s Length Transactions. Other than employment, indemnification or compensation agreements entered into in the ordinary course and as disclosed in Schedule (aa) of the Company Disclosure Letter, there are no current Contracts or other transactions currently in place (including relating to indebtedness by or to the Company or its Subsidiaries) between the Company or its Subsidiaries, on the one hand, and any (i) officer or director of the Company or any of its Subsidiaries, (ii) any holder of record or, to the knowledge of the Company, beneficial owner, of 10% or more of the voting securities of the Company, or (iii) to the knowledge of the Company, any affiliate or associate of any officer, director or beneficial owner, on the other hand.
(bb)    Environment.
(i)    Neither the Company nor any of its Subsidiaries has received from any Person or Governmental Entity any notice, formal or informal, of any proceeding, action or other claim, liability or potential liability with respect to the Hod Maden Project arising under any Environmental Laws that are pending as of the date of this Agreement. The Company is not aware of any facts or circumstances that reasonably could be expected to give rise to any such notice, action or other claim, liability or potential liability.
(ii)    To the Company’s knowledge, the Operator of the Hod Maden Project has carried on its operations in material compliance with all applicable Environmental Laws and to the Company’s knowledge the Hod Maden Project complies with all applicable Environmental Laws in all material respects, except to the extent that a failure to be in such compliance, individually or in the aggregate, would not materially and adversely impact the ability of the Company to receive all benefits associated with the Hod Maden Project.
(cc)    Company Material Contracts. Schedule (cc) of the Company Disclosure Letter lists all of the Company Material Contracts. In relation to such Company Material Contracts:
(i)    All such Company Material Contracts are legal, valid and binding, and in full force and effect and are enforceable by the Company (or a Subsidiary of the Company, as the case may be) in accordance with their terms (subject to bankruptcy, insolvency and other applicable Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may be granted only in the discretion of a court of competent jurisdiction). The Company and each of its Subsidiaries has complied in all material respects with all the terms of such Company Material Contracts to which it is a party. Except as disclosed in Schedule (cc) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is in breach of, or default under, any such Company Material Contract to which it is a party or bound, nor does the Company have knowledge of any condition that with the passage of time or the giving of notice or both would result in such a breach or default, except in each case where any such breaches or defaults that would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Company and its Subsidiaries.
(ii)    As of the date hereof, neither the Company nor any of its Subsidiaries knows of, or has received written notice of, any breach or default under (nor, to the knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under) any such Company Material Contract by any other party thereto except where any such violation or default does not and would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Company and its Subsidiaries.
(iii)    Other than as disclosed in Schedule (cc)(iii) of the Company Disclosure Letter, prior to the date hereof the Company has made available to the Purchaser true and complete copies of all of such Company Material Contracts.
(iv)    Neither the Company nor any of its Subsidiaries has received written notice that any party to such Company Material Contract intends to cancel, terminate, materially modify or not renew such Company Material Contract.
(dd)    Standstill Agreements. Neither the Company nor any of its Subsidiaries has waived any standstill agreements or provisions in respect of the securities of the Company or any of its Subsidiaries to which the Company or any of its

Subsidiaries is a Party, except to permit submissions of expressions of interest prior to the date of this Agreement.
(ee)    Whistleblower Reporting. No employee of the Company or any of its Subsidiaries, nor any legal counsel representing the Company or any of its Subsidiaries, has, to the knowledge of the Company, reported to any Person any evidence of a material violation of any Securities Laws, breach of fiduciary duty or similar material violation by the Company or any of its Subsidiaries or their respective officers, directors, employees, agents or independent contractors to the Company’s management, or audit committee (or other committee designated for such purpose) of the Company Board.
(ff)    Restrictions on Business Activities. There is no agreement, judgement, injunction, order or decree binding upon the Company or any of its Subsidiaries that has or would reasonably be expected to have the effect of prohibiting or restricting any acquisition of property by the Company or any such Subsidiary or the conduct of business by the Company or any such Subsidiary as currently conducted (including following the transaction contemplated by this Agreement), other than the Company Credit Facility and such agreements, judgements, injunctions, orders or decrees which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(gg)    Brokers. Other than the engagement of the Company Financial Advisor and the Company Special Committee Financial Advisor, none of the Company, any of its Subsidiaries, or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement. A true and complete copy of the engagement letter between the Company and each of the Company Financial Advisor and Company Special Committee Financial Advisor has been made available to the Purchaser.
(hh)    Corrupt Practices Legislation.
(i)    None of the Company, its Subsidiaries and affiliates, nor, to the Company’s knowledge, any of their officers, directors, employees or agents or any of its Subsidiaries has, directly or indirectly, offered, promised, agreed, paid, authorized, given or taken any act in furtherance of any such offer, promise, agreement, payment or authorization on behalf of the Company or its Subsidiaries, anything of value, directly or indirectly, to any official of a Governmental Entity, any political party or official thereof or any candidate for political office, for the purpose of any of the following:
(A)    influencing any action or decision of such Person in such Person’s official capacity, including a decision to fail to perform such Person’s official function in order to obtain or retain an advantage in the course of business;

(B)    inducing such Person to use such Person’s influence with any Governmental Entity to affect or influence any act or decision of such Governmental Entity to assist the Company or one of its Subsidiaries in obtaining or retaining business for, with, or directing business to, any Person or otherwise to obtain or retain an advantage in the course of business; or
(C)    to assist the Company or one of its Subsidiaries in obtaining or retaining business for, with, or directing business to, any Person.
(ii)    None of the Company and its Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees or agents has, directly or indirectly, taken any action that is or would be otherwise inconsistent with or prohibited by or would cause the Company or one of its Subsidiaries to be in violation of the substantive prohibitions or requirements of the Company Applicable Anti-Corruption Laws. Neither the Company, nor its Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees or agents has violated any Company Applicable Anti-Corruption Laws and, to the knowledge of the Company, no condition or circumstances exist that would form the basis of any such allegations.
(iii)    All contracts and arrangements between the Company or one of its Subsidiaries and any other Person are in compliance with Company Applicable Anti-Corruption Laws. Since January 1, 2024, the Company and its Subsidiaries have maintained policies and procedures applicable to each of them respectively and their respective directors, officers, employees and agents in place in respect thereof designed to promote compliance with Company Applicable Anti-Corruption Laws.
(iv)    None of the Company or its Subsidiaries nor to the knowledge of the Company, any of its directors, officers, employees or agents has (A) conducted or initiated any review, audit or internal investigation that concluded that the Company or one of its Subsidiaries or any of their respective directors, officers, employees or agents has materially violated any Company Applicable Anti-Corruption Laws, or (B) made a voluntary, directed or involuntary disclosure to any Governmental Entity responsible for enforcing Company Applicable Anti-Corruption Laws, in each case with respect to any alleged act or omission arising under or relating to material non-compliance with any such Company Applicable Anti-Corruption Laws, or received any notice, request or citation from any Person alleging material non-compliance with any such Company Applicable Anti-Corruption Laws.
(v)    The Company and its Subsidiaries have maintained systems of internal controls designed to promote compliance by the foregoing and their respective directors, officers, employees, and agents, with Company Applicable Anti-Corruption Laws.

(vi)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors or officers, has received written notice of or is aware of any claim, action, suit, proceeding or investigation against it by any Governmental Entity with respect to compliance with Company Applicable Anti-Corruption Laws.
(ii)    Sanctions.
(i)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors, officers, employees, nor, to the knowledge of the Company, agents: (A) is a Restricted Party; or (B) has received written notice of or is aware of any claim, action, suit, proceeding or investigation against the Company or any of its Subsidiaries with respect to compliance with applicable Sanctions by any applicable Sanctions Authority.
(ii)    To the knowledge of the Company, the Company, its Subsidiaries and, when acting within the scope of their employment, their respective directors, officers and employees, are in compliance with all applicable Sanctions.
(iii)    The Company represents and covenants that neither the Company nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions with any Restricted Party or in property that is owned, held or controlled by or on behalf of any Restricted Party, in violation of Sanctions. The Company represents and covenants that neither the Company nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions in Russia, Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic of Ukraine, the Kherson and the Zaporizhzhia oblasts of Ukraine, Cuba, Iran, North Korea or Syria, in violation of Sanctions. The representations, warranties and covenants given in this Section (iii) shall not apply in respect of the Company or its Subsidiaries insofar as compliance with any such covenant, representation or warranty would result in a contravention of an order issued under the Foreign Extraterritorial Measures Act (Canada).
(iv)    No Principal Company Asset is the subject of any Sanctions.
(jj)    Modern Slavery.
(i)    The Company and its Subsidiaries are in compliance with the requirements of applicable Modern Slavery Laws.
(ii)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors, officers or employees nor, to the knowledge of the Company, any agents or Persons acting on any of their behalf has received written notice of or is aware of any claim, action, suit, proceeding or investigation against it by any Governmental Entity with respect to applicable Modern Slavery Laws.

(iii)    The Company and its Subsidiaries have policies and procedures in place reasonably designed to ensure compliance with applicable Modern Slavery Laws, and is in compliance with such policies.
(kk)    Trade Laws.
(i)    None of the Company or its Subsidiaries, nor, to the knowledge of the Company, any of their respective Representatives, has directly or indirectly taken any action or failed to take any action that would cause it to violate Trade Laws.
(ii)    Neither the Company, nor any of its Subsidiaries, nor any of their respective directors, officers or employees, has received written notice of or is aware of any claim, action, suit, proceeding or investigation against the Company or any of its Subsidiaries respectively by any Governmental Entity with respect to compliance with applicable Trade Laws.
(ll)    Bankruptcy. Neither the Company nor any of its Subsidiaries has commenced or contemplated any proceeding, or filed or contemplated the filing of any petition, in any court relating to the bankruptcy, reorganization, insolvency, dissolution, liquidation or relief from debtors of the Company or any of its Subsidiaries. There is no legal basis for the bankruptcy, insolvency, dissolution or liquidation of the Company or any of its Subsidiaries.
(mm)    Privacy and Security.
(i)    The Company and its Subsidiaries (A) are in material compliance with applicable Privacy Laws, and (B) have implemented and maintained measures designed to provide reasonable assurance that each of the Company and its Subsidiaries: (I) comply with applicable Privacy Laws; and (II) will not collect, acquire, fail to secure, share, disclose, use, or otherwise process Personal Information in a manner inconsistent with applicable Privacy Laws, any notice to or consent from the provider of Personal Information, any Contract to which the each of the Company and its Subsidiaries is a party that is applicable to such Personal Information, or any privacy policy or privacy statement from time to time published or otherwise made available by the Company and its Subsidiaries to the Persons to whom the Personal Information relates.
(ii)    With respect to all Personal Information collected by the Company and its Subsidiaries, each of the Company and its Subsidiaries at all times has taken steps required and reasonably necessary to protect such Personal Information against loss and against unauthorized access, use, modification, disclosure or other misuse, including implementing and monitoring compliance with reasonable measures with respect to technological, organizational and physical security of such Personal Information. Each of the Company and its Subsidiaries has commercially reasonable safeguards in place designed to protect Personal Information in its possession or control from loss, unauthorized access, use or disclosure, including by its officers, employees, independent contractors and consultants. To the knowledge of the Company, there has been no unauthorized access to, use or disclosure of, or other misuse of any Personal Information in the custody or control of the Company or its Subsidiaries.
(nn)    MI 61 -101. Except as set forth in Schedule (nn) of the Company Disclosure Letter, to the knowledge of the Company, no (i) related party of the Company (within the meaning of MI 61-101) is entitled to receive a “collateral benefit” (within the meaning of such instrument) as a consequence of the completion of the Arrangement and the completion of the other transactions contemplated by this Agreement, and (ii) Company Shares are required by MI 61-101 to be excluded from voting on the Arrangement Resolution.

SCHEDULE E
PURCHASER REPRESENTATIONS AND WARRANTIES
(a)    Organization and Qualification. Each of the Purchaser and AcquireCo is duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has the requisite power and authority to own its assets and conduct its business as now owned and conducted. Each of the Purchaser and AcquireCo is duly qualified to carry on business and has authority to own, lease and operate properties, assets and carry on business as presently conducted, and is in good standing in each jurisdiction where such qualification is applicable and in which the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, materially impede, interfere with, prevent or delay the completion of the Arrangement.
(b)    Authority Relative to this Agreement. Each of the Purchaser and AcquireCo has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and AcquireCo and the performance by the Purchaser and AcquireCo of their obligations under this Agreement have been duly authorized by the Purchaser Board and the board of directors of AcquireCo and no other corporate proceedings on the part of the Purchaser or AcquireCo, or vote of any holders of any class of securities of the Purchaser are necessary to authorize this Agreement or consummate the Arrangement or other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and AcquireCo and constitutes a valid and binding obligation of the Purchaser and AcquireCo, enforceable by the Company against the Purchaser and AcquireCo in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting creditors’ rights generally, and subject to the qualification that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.
(c)    No Conflict; Required Filings and Consent.
(i)    The execution and delivery by each of the Purchaser and AcquireCo of this Agreement and the performance by it of its obligations hereunder and the completion of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or both, or the happening of any other event or condition):
(A)    violate, conflict with or result in a breach of:
(1)    the constating documents of the Purchaser or AcquireCo;
(2)    any Contract or any material Authorization to which the Purchaser or AcquireCo is a party or by which the

Purchaser or AcquireCo is bound, except as would not, individually or in the aggregate, materially impede, interfere with, prevent or delay the completion of the Arrangement; or
(3)    any Law to which the Purchaser or AcquireCo is subject or by which the Purchaser or AcquireCo is bound, subject to receipt of the Regulatory Approvals, and except as would not, individually or in the aggregate, materially impede, interfere with, prevent or delay the completion of the Arrangement;
(ii)    Other than the Regulatory Approvals, the rules and policies of the Nasdaq, the Interim Order and the Final Order, no Authorization of, or other action by or in respect of, or filing, recording, registering or publication with, or notification to, any Governmental Entity is necessary on the part of the Purchaser or AcquireCo in order for the Purchaser and AcquireCo to proceed with the execution and delivery of this Agreement and the consummation of the Arrangement and the other transactions contemplated by this Agreement, except as would not, individually or in the aggregate, materially impede, interfere with, prevent or delay the completion of the Arrangement.
(d)    Ownership of AcquireCo. The Purchaser indirectly through an affiliate beneficially owns all of the issued and outstanding equity interests of AcquireCo.
(e)    Availability of Funds. The Purchaser has, or will have at the Effective Time, sufficient cash on hand or committed under credit facilities to satisfy its obligations under the Plan of Arrangement.
(f)    Bankruptcy. Neither the Purchaser nor AcquireCo has commenced or contemplated any proceeding, or filed or contemplated the filing of any petition, in any court relating to the bankruptcy, reorganization, insolvency, dissolution, liquidation or relief from debtors of the Purchaser or AcquireCo. There is no legal basis for the bankruptcy, insolvency, dissolution or liquidation of the Purchaser or AcquireCo.
(g)    Investment Canada Act. The Purchaser is a “trade agreement investor” and is not a “state-owned enterprise”, in each case within the meaning of the Investment Canada Act.

Exhibit 99.1
July 6, 2025
To:    Royal Gold, Inc. (the “Purchaser”)
Dear Sirs/Madams:
Re:    Support and Voting Agreement
The undersigned understands that Horizon Copper Corp. (the “Company”) and the Purchaser intend to enter into an arrangement agreement on the date hereof (the “Horizon Arrangement Agreement”), which will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the Company pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia). Concurrent with the entry of the Horizon Arrangement Agreement, the Purchaser and the undersigned intend to enter into an arrangement agreement (the “Sandstorm Arrangement Agreement”) that will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the undersigned pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).
The undersigned understands that the Company must obtain shareholder approval for the Arrangement Resolution pursuant to the Arrangement. The undersigned acknowledges that the Purchaser would not enter into the Horizon Arrangement Agreement but for the execution and delivery of this letter agreement by the undersigned.
Capitalized terms used in this letter agreement and not otherwise defined herein shall have the respective meanings given to them in the Horizon Arrangement Agreement.
In this letter agreement words importing the singular shall include the plural and vice versa and words importing any gender include all genders. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The inclusion of headings in this letter agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.
The undersigned is the beneficial owner of, or exercises control or direction over the securities of the Company set forth in Schedule A, together with any other securities of the Company directly or indirectly acquired by or issued to the undersigned during the term of this letter agreement, are collectively referred to herein as the “Subject Securities”.
This letter agreement sets out the terms and conditions of the agreement of the undersigned, among other things, to vote or cause to be voted any Company Shares and any other Subject Securities entitled to be voted at the Company Meeting and that are held by the undersigned, or over which the undersigned has control or direction, in favour of the Arrangement and any other matter that would reasonably be expected to facilitate the Arrangement and to abide by the restrictions and covenants set forth herein.
1.    Support and Voting Covenants. From the date of this letter agreement until Termination, the undersigned agrees, in its capacity as a securityholder of the Company:

(a)    at any meeting of Company Shareholders to be held to consider the Arrangement (including the Company Meeting) or any of the other transactions contemplated by the Horizon Arrangement Agreement, or any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Horizon Arrangement Agreement is sought, to attend (in person or by proxy) and be counted as present for purposes of establishing quorum and to vote or to cause to be voted (and not withdraw any proxies or change its vote in respect thereof) the Subject Securities entitled to be voted (i) in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any resolution, action, proposal, transaction or agreement, that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement (for the avoidance of doubt including any Company Acquisition Proposal, Company Superior Proposal or any action that would result in a Company Material Adverse Effect);
(b)    without limiting the generality of the obligations in Section 1(a) hereof, no later than 10 days prior to a meeting where the undersigned is required to vote or cause to be voted the Subject Securities in accordance with Section 1(a) hereof, to deliver or to cause to be delivered to the Company or its transfer agent in accordance with the instructions to be set out in the management information circular of the Company in connection with such meeting, duly executed proxies or voting instruction forms, as applicable, in respect of all of the Subject Securities required to be voted or caused to be voted at such meeting (x) instructing the holder thereof to vote (i) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any matter that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement, and (y) naming those individuals as may be designated by the Company in the management information circular in connection with the meeting of shareholders of the Company at which the Arrangement Resolution will be voted on;
(c)    without the prior written consent of the Purchaser, not to join in the requisitioning of any meeting of shareholders of the Company for the purposes of considering any resolution;
(d)    to revoke any and all authorities pursuant to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling, voting instruction form, other voting document or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind with respect to the Subject Securities, in any case, that may conflict or be inconsistent with the matters set forth in this letter agreement;

(e)    not to (i) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, except for proxies or voting instructions to vote, or cause to be voted, securities in accordance with this letter agreement, or (ii) enter into any agreement or undertaking (including any voting agreement or voting trust with respect to the Subject Securities) that is inconsistent with, or would interfere with, or prohibit or prevent the undersigned from satisfying, its obligations pursuant to this letter agreement;
(f)    provided that the Purchaser is not in material breach of this Agreement or the Horizon Arrangement Agreement, not to exercise any rights to dissent or rights of appraisal provided under any Laws or otherwise in connection with the Arrangement and not to exercise any shareholder rights or remedies available at common law or pursuant to securities or corporate Laws which would reasonably be regarded as likely to delay or prevent the Arrangement;
(g)    not to make any statements or take any action against the Arrangement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, frustrating, stopping, preventing, impeding, delaying or varying the Arrangement;
(h)    not to, directly or indirectly (i) sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of its Subject Securities to any Person without the prior written consent of the Purchaser, other than as contemplated by the Horizon Arrangement Agreement or the Sandstorm Arrangement Agreement; or (ii) agree to take any actions described in the foregoing clause (i);
(i)    not to tender or cause to be tendered any Subject Securities to any Company Acquisition Proposal, Company Superior Proposal or other take-over bid or similar transaction involving the Company or its Shares that is reasonably likely to in any manner delay, hinder, prevent, frustrate, interfere with or challenge the Arrangement or any transaction contemplated by the Horizon Arrangement Agreement;
(j)    not directly or through any officer, director, employee, authorized representative or authorized agent:
(i)    solicit proxies or become a participant in a solicitation in opposition to or competition with the Purchaser’s proposed purchase of the Company Shares as contemplated by the Arrangement;
(ii)    assist any Person in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the Purchaser’s proposed purchase of the Company Shares as contemplated by the Arrangement;

(iii)    act jointly or in concert with others with respect to the Company Shares for the purpose of opposing or competing with the Purchaser’s proposed purchase of Company Shares as contemplated by the Arrangement;
(iv)    solicit, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information of Horizon or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, a Company Acquisition Proposal;
(v)    participate in any discussions or negotiations with any Person (other than the Purchaser) regarding any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Company Acquisition Proposal;
(vi)    accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding regarding any Company Acquisition Proposal; or
(vii)    knowingly encourage or otherwise knowingly facilitate any effort or attempt by any other Person to do or seek to do any of the foregoing;
(k)    notify the Purchaser promptly if any of the undersigned’s representations and warranties contained in this letter agreement becomes untrue or incorrect in any material respect;
(l)    notify the Purchaser promptly if the undersigned receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to a Company Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Horizon or any of its Subsidiaries, including material terms and conditions of, and the identity of the Person making, the Company Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all material documents, material correspondence and other materials received from or on behalf of such Person; and
(m)    not do indirectly that which it may not do directly in respect of the restrictions on its rights with respect to the Subject Securities pursuant to this Agreement.
2.    Purchaser Covenants. From the date of this letter agreement until Termination, the Purchaser agrees:
(a)    it shall comply with its obligations under the Horizon Arrangement Agreement; and
(b)    it shall take all steps required of it to consummate the Arrangement and cause the Consideration to be made available to pay for the Company Shares, in each case in accordance with and subject to the terms and conditions of the Horizon Arrangement Agreement and the Plan of Arrangement.

3.    Acknowledgement. Notwithstanding any provision of this letter agreement to the contrary, the Purchaser acknowledges and agrees that the undersigned is executing this letter agreement and is bound hereunder solely in the undersigned’s capacity as a securityholder of the Company.
4.    Termination. This Agreement will terminate upon the earliest to occur of:
(a)    the mutual written agreement of the Purchaser and the undersigned to terminate this letter agreement;
(b)    the Effective Time;
(c)    delivery by written notice of the undersigned to the Purchaser if without the written consent of the undersigned:
(i)    the Outside Date is changed to a date that is later than January 6, 2026;
(ii)    conditions to closing are amended in any material respect;
(iii)    the covenants of the Purchaser and AcquireCo in Section 5.4 of the Horizon Arrangement Agreement are amended to make such covenants less burdensome on either of the Purchaser or AcquireCo;
(iv)    the termination rights of either party to the Horizon Arrangement Agreement are amended in any material respect; or
(v)    there is any decrease or change in form of the Consideration.
(d)    provided that the Purchaser has not breached this letter agreement and is not then in default of the Purchaser’s obligations under this letter agreement, written notice by the Purchaser to the undersigned if: (i) any of the representations and warranties of the undersigned in this letter agreement shall not be true and correct in all material respects; or (ii) the undersigned shall not have complied with the covenants to the Purchaser contained in this letter agreement in all material respects;
(e)    provided that the undersigned has not breached this letter agreement and is not then in default of the undersigned’s obligations under this letter agreement, written notice by the undersigned to the Purchaser if (i) any of the representations and warranties of the Purchaser in this letter agreement shall not be true and correct in all material respects; or (ii) the Purchaser shall not have complied with its covenants to the undersigned contained in this letter agreement in all material respects;
(f)    the Outside Date; or
(g)    the termination of the Sandstorm Arrangement Agreement in accordance with its terms
(the “Termination”).

5.    Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants that:
(a)    neither the execution and delivery by the undersigned of this letter agreement nor the performance of the undersigned’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the undersigned is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the undersigned to perform the undersigned’s obligations hereunder;
(b)    it is the sole beneficial or sole registered and beneficial owner of the Subject Securities, with good and marketable title thereto free of any encumbrances and demands of any nature or kind whatsoever, and the undersigned has the sole right to vote (in the case of the Subject Securities entitled to be voted) and dispose of (in the case of transferable Subject Securities) all of the Subject Securities;
(c)    except for the Horizon Arrangement Agreement and this letter agreement, no Person has any agreement or option, or any legal or contractual right or privilege capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder any of the Subject Securities or any interest therein or right thereto;
(d)    the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities;
(e)    except as provided for in this letter agreement, none of the Subject Securities is subject to any power of attorney, proxy, voting trust, vote pooling or other agreement with respect to the voting or right to vote, call meetings of any of the shareholders of the Company or give consents or approvals of any kind; and
(f)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the undersigned, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the undersigned’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the undersigned’s ability to perform its obligations hereunder.
6.    Acknowledgement of Reliance by the Purchaser. The undersigned acknowledges that the Purchaser is relying on the representations and warranties of the undersigned set forth in this letter agreement in connection with the Purchaser’s execution and delivery of this letter agreement, the Horizon Arrangement Agreement and the Sandstorm Arrangement Agreement.
7.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:

(a)    neither the execution and delivery by the Purchaser of this letter agreement nor the performance of the Purchaser’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Purchaser is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the Purchaser to perform the Purchaser’s obligations hereunder; and
(b)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Purchaser, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder.
8.    Acknowledgement of Reliance by the Undersigned. The Purchaser acknowledges that the undersigned is relying on the representations and warranties of the Purchaser set forth in this letter agreement in connection with the Purchaser’s execution and delivery of the this letter agreement.
9.    Public Announcement; Filings. The undersigned agrees that the details of this letter agreement may be described in any press release, proxy statement or information circular or other communication prepared by the Company or the Purchaser in connection with the Arrangement or the Sandstorm Arrangement and in any material change report prepared by the Company or the Purchaser in connection with the execution and delivery of this letter agreement and the undersigned further agrees to this letter agreement being made publicly available, including by filing on EDGAR and SEDAR+ and by any filings required under Securities Laws (including disclosure of the undersigned’s identity and the nature of its commitments, arrangements and understandings under this letter agreement and any other information required by Law), in accordance with Securities Laws.
10.    Termination. This letter agreement shall automatically terminate and be of no further force or effect following Termination. No party shall have liability to any other party except in respect of a breach of this Agreement which occurred prior to such Termination
11.    Governing Law. This letter agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this letter agreement.
12.    Binding Effect; Assignment. This letter agreement shall be binding upon the undersigned and the Purchaser and upon their respective successors and permitted assigns (as applicable), provided that neither the undersigned nor the Purchaser may assign, delegate or otherwise transfer any of its respective rights, interests or obligations under this letter agreement without the prior written consent of the other.

13.    Performance. The undersigned acknowledges and agrees that the Purchaser would be damaged irreparably in the event any of the provisions of this letter agreement are not strictly performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, the undersigned agrees that, without posting bond or other undertaking, the Purchaser will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this letter agreement and to seek to enforce by specific performance this letter agreement and the terms and provisions hereof. Such remedies shall not be exclusive remedies for the breach or threatened breach of this Agreement but shall be in addition to all other remedies at law or in equity.
14.    Counterparts. This letter agreement may be executed in any number of counterparts (including counterparts by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this letter agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.
If the foregoing is in accordance with the Purchaser’s understanding and is agreed by the Purchaser, please signify the Purchaser’s acceptance by executing the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Purchaser and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement among the Purchaser and the undersigned.
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Yours truly,

SANDSTORM GOLD LTD.

Per:	/s/ David Awram
Name: David Awram
Title: Senior Executive Vice-President and Director

Accepted and agreed as of the date first written above.

ROYAL GOLD, INC.

Per:	/s/ William Heissenbuttel
Name: William Heissenbuttel
Title: President and CEO

SCHEDULE A
Company Securities in Respect of Which
Beneficial Ownership, Control or Direction is Held

Securityholder Name	Sandstorm Gold Ltd.

Company Shares (#)	29,274,086
Company Warrants (#)	734,375
Convertible Debentures (#)	$240,059,623

Exhibit 99.2
July 6, 2025
To:    Royal Gold, Inc. (the “Purchaser”)
Dear Sirs/Madams:
Re:    Support and Voting Agreement
The undersigned understands that Sandstorm Gold Ltd. (the “Company”) and the Purchaser intend to enter into an arrangement agreement on the date hereof (the “Arrangement Agreement”), which will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the Company pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).
The undersigned understands that the Company must obtain Company Shareholder Approval for the Arrangement Resolution pursuant to the Arrangement. The undersigned acknowledges that the Purchaser would not enter into the Arrangement Agreement but for the execution and delivery of this letter agreement by the undersigned.
Capitalized terms used in this letter agreement and not otherwise defined herein shall have the respective meanings given to them in the Arrangement Agreement.
In this letter agreement words importing the singular shall include the plural and vice versa and words importing any gender include all genders. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The inclusion of headings in this letter agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.
The undersigned is the beneficial owner of, or exercises control or direction over the securities of the Company set forth in Schedule A, together with any other securities of the Company directly or indirectly acquired by or issued to the undersigned during the term of this letter agreement, are collectively referred to herein as the “Subject Securities”.
This letter agreement sets out the terms and conditions of the agreement of the undersigned, among other things, to vote or cause to be voted any Company Shares and any other Subject Securities entitled to be voted at the Company Meeting and that are held by the undersigned, or over which the undersigned has control or direction, in favour of the Arrangement and any other matter that would reasonably be expected to facilitate the Arrangement and to abide by the restrictions and covenants set forth herein.
1.    Support and Voting Covenants. Subject to Section 3 hereof, from the date of this letter agreement until Termination, the undersigned agrees, in his or her capacity as a securityholder of the Company:
(a)    at any meeting of shareholders of the Company to be held to consider the Arrangement (including the Company Meeting) or any of the other transactions contemplated by the Arrangement Agreement, or any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Arrangement Agreement is sought, to attend (in person or by proxy) and be counted as present for purposes of establishing quorum and to vote or to cause to be voted (and not withdraw any proxies or change his or her vote in respect thereof) the Subject Securities entitled to be voted (i) in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any resolution, action, proposal, transaction or agreement, that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(b)    without limiting the generality of the obligations in Section 1(a) hereof, no later than 10 days prior to a meeting where the undersigned is required to vote or cause to be voted the Subject Securities in accordance with Section 1(a) hereof, to deliver or to cause to be delivered to the Company or its transfer agent in accordance with the instructions to be set out in the management information circular of the Company in connection with such meeting, duly executed proxies or voting instruction forms, as applicable, in respect of all of the Subject Securities required to be voted or caused to be voted at such meeting (x) instructing the holder thereof to vote (i) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any matter that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement, and (y) naming those individuals as may be designated by the Company in the management information circular in connection with the meeting of shareholders of the Company at which the Arrangement Resolution will be voted on;
(c)    without the prior written consent of the Purchaser, not to join in the requisitioning of any meeting of shareholders of the Company for the purposes of considering any resolution which would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(d)    to revoke any and all authorities pursuant to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling, voting instruction form, other voting document or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind with respect to the Subject Securities, in any case, that may conflict or be inconsistent with the matters set forth in this letter agreement;
(e)    not to (i) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, except for proxies or voting instructions to vote, or cause to be voted, securities in accordance with this letter agreement, or (ii) enter into any agreement or undertaking (including any voting agreement or voting trust with respect to the Subject Securities) that is inconsistent with, or would interfere with, or prohibit or prevent the undersigned from satisfying, his or her obligations pursuant to this letter agreement;
(f)    not to exercise any rights to dissent or rights of appraisal provided under any Laws or otherwise in connection with the Arrangement and not to exercise any shareholder rights or remedies available at common law or pursuant to securities or corporate Laws which would reasonably be regarded as likely to delay or prevent the Arrangement;
(g)    not to make any statements or take any action against the Arrangement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, frustrating, stopping, preventing, impeding, delaying or varying the Arrangement;
(h)    not to, directly or indirectly, sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of his or her Subject Securities to any Person without the prior written consent of the Purchaser, other than:
(i)    as contemplated by the Arrangement Agreement;
(ii)    a Transfer by the undersigned of no more than 5% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) following the holding of the vote relating to the Arrangement Resolution at the Company Meeting and only to one or more charitable entities or institutions;
(iii)    with respect to any Subject Securities that are Company Options, and any Subject Securities that are Company RSRs or Company PSRs that vest prior to the Termination, a Transfer by the undersigned of such number of the underlying Company Shares issued upon exercise or settlement, as applicable, of such Subject Securities as is necessary in order to satisfy (A) if applicable, payment of the exercise price of such Subject Securities, and (B) taxes or tax withholding obligations applicable to the exercise or settlement of such Subject Securities;
(iv)    with respect to any Subject Securities that are Company Options which expire on or prior to the Termination, a Transfer by the undersigned of the underlying Company Shares issued upon exercise of such Company Options;
(i)    not to tender or cause to be tendered any Subject Securities to any Company Acquisition Proposal or other take-over bid or similar transaction involving the Company or the Company Shares that is reasonably likely to in any manner delay, hinder, prevent, frustrate, interfere with or challenge the Arrangement or any transaction contemplated by the Arrangement Agreement;

(j)    notify the Purchaser promptly if any of the undersigned’s representations and warranties contained in this letter agreement becomes untrue or incorrect in any material respect; and
(k)    not do indirectly that which it may not do directly in respect of the restrictions on his or her rights with respect to the Subject Securities pursuant to this Agreement.
2.    Purchaser Covenants. From the date of this letter agreement until Termination, the Purchaser agrees:
(a)    it shall comply with its obligations under the Arrangement Agreement; and
(b)    it shall take all steps required of it to consummate the Arrangement and cause the Consideration to be made available to pay for the Subject Securities, in each case in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement.
3.    Directors and Officers. Notwithstanding any other provision of this letter agreement to the contrary, the Purchaser acknowledges and agrees that the undersigned is executing this letter agreement and is bound hereunder solely in the undersigned’s capacity as a securityholder of the Company and not in the undersigned’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. Notwithstanding any provision of this letter agreement to the contrary, nothing in this letter agreement shall (or shall require the undersigned or any of his or her representatives to attempt to) limit or restrict any actions or omissions of a director or officer of the Company or any of its Subsidiaries, including, without limitation, in the exercise of his or her fiduciary duties as a director or officer of the Company and any of its Subsidiaries or prevent or be construed as creating any obligation on the part of any director or officer of the Company or any of its Subsidiaries from taking any action in his or her capacity as such director or officer, and the Purchaser acknowledges and agrees that actions taken in good faith by the undersigned to discharge his or her fiduciary duties as a director or officer of the Company and any of its Subsidiaries shall not be a violation of this letter agreement.
Notwithstanding any provisions of this letter agreement to the contrary, the undersigned will be entitled to exercise his or her rights to acquire Company Shares (if any) issuable upon the exercise or settlement of the Company Options, Company RSRs and/or Company PSRs held by the undersigned upon the vesting thereof, as applicable, in compliance with the respective terms of such securities (which such Company Shares will be subject to the terms of this Agreement).
4.    Termination. This Agreement will terminate upon the earliest to occur of:
(a)    the mutual written agreement of the Purchaser and the undersigned to terminate this letter agreement;
(b)    the Effective Time;
(c)    delivery by written notice of the undersigned to the Purchaser if without the written consent of the undersigned:

(i)    the Outside Date is changed to a date that is later than January 6, 2026;
(ii)    the conditions to closing of the Arrangement Agreement are amended in a manner that is materially adverse to the undersigned; or
(iii)    there is any decrease or change in form of the Consideration.
(d)    provided that the Purchaser has not breached this letter agreement and is not then in default of the Purchaser’s obligations under this letter agreement, written notice by the Purchaser to the undersigned if: (i) any of the representations and warranties of the undersigned in this letter agreement shall not be true and correct in all material respects; or (ii) the undersigned shall not have complied with the covenants to the Purchaser contained in this letter agreement in all material respects;
(e)    provided that the undersigned has not breached this letter agreement and is not then in default of the undersigned’s obligations under this letter agreement, written notice by the undersigned to the Purchaser if (i) any of the representations and warranties of the Purchaser in this letter agreement shall not be true and correct in all material respects; or (ii) the Purchaser shall not have complied with its covenants to the undersigned contained in this letter agreement in all material respects;
(f)    the Outside Date;
(g)    a Company Change in Recommendation; or
(h)    the termination of the Arrangement Agreement in accordance with its terms
(the “Termination”). This letter agreement shall automatically terminate and be of no further force or effect following Termination. No party shall have liability to any other party except in respect of a breach of this Agreement which occurred prior to such Termination.
5.    Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants that:
(a)    neither the execution and delivery by the undersigned of this letter agreement nor the performance of the undersigned’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the undersigned is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the undersigned to perform the undersigned’s obligations hereunder;
(b)    it is the sole beneficial or sole registered and beneficial owner of the Subject Securities, with good and marketable title thereto free of any encumbrances and demands of any nature or kind whatsoever, and, other than pursuant to the covenants set out in this letter agreement, the undersigned has the sole right to vote (in the case of the Subject Securities entitled to be voted) and dispose of (in the case of transferable Subject Securities) all of the Subject Securities;

(c)    except for the Arrangement Agreement and this letter agreement, no Person has any agreement or option, or any legal or contractual right or privilege capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder any of the Subject Securities or any interest therein or right thereto;
(d)    the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities;
(e)    except as provided for in this letter agreement, none of the Subject Securities is subject to any power of attorney, proxy, voting trust, vote pooling or other agreement with respect to the voting or right to vote, call meetings of any of the shareholders of the Company or give consents or approvals of any kind; and
(f)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the undersigned, threatened against the undersigned or any of his or her property that, individually or in the aggregate, would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder.
6.    Acknowledgement of Reliance by the Purchaser. The undersigned acknowledges that the Purchaser is relying on the representations and warranties of the undersigned set forth in this letter agreement in connection with the Purchaser’s execution and delivery of this letter agreement, the Arrangement Agreement and the Horizon Arrangement Agreement.
7.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:
(a)    neither the execution and delivery by the Purchaser of this letter agreement nor the performance of the Purchaser’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Purchaser is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the Purchaser to perform the Purchaser’s obligations hereunder; and
(b)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Purchaser, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder.
8.    Acknowledgement of Reliance by the Undersigned. The Purchaser acknowledges that the undersigned is relying on the representations and warranties of the Purchaser set forth in this letter agreement in connection with the undersigned’s execution and delivery of the this letter agreement.
9.    Public Announcement; Filings. The undersigned agrees that the details of this letter agreement may be described in any press release, proxy statement or information circular or other communication prepared by the Company or the Purchaser in connection with the Arrangement or the Horizon Arrangement and in any material change report prepared by the Company or the Purchaser in connection with the execution and delivery of this letter agreement and the undersigned further agrees to this letter agreement being made publicly available, including by filing on EDGAR and SEDAR+ and by any filings required under Securities Laws (including disclosure of the undersigned’s identity and the nature of his or her commitments, arrangements and understandings under this letter agreement and any other information required by Law), in accordance with Securities Laws.
10.    Governing Law. This letter agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this letter agreement.
11.    Binding Effect; Assignment. This letter agreement shall be binding upon the undersigned and the Purchaser and upon their respective successors and permitted assigns (as applicable), provided that neither the undersigned nor the Purchaser may assign, delegate or otherwise transfer any of his, her or its respective rights, interests or obligations under this letter agreement without the prior written consent of the other.
12.    Performance. The undersigned acknowledges and agrees that the Purchaser would be damaged irreparably in the event any of the provisions of this letter agreement are not strictly performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, the undersigned agrees that, without posting bond or other undertaking, the Purchaser will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this letter agreement and to seek to enforce by specific performance this letter agreement and the terms and provisions hereof. Such remedies shall not be exclusive remedies for the breach or threatened breach of this Agreement but shall be in addition to all other remedies at law or in equity.
13.    Counterparts. This letter agreement may be executed in any number of counterparts (including counterparts by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this letter agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.
If the foregoing is in accordance with the Purchaser’s understanding and is agreed by the Purchaser, please signify the Purchaser’s acceptance by executing the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Purchaser and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement among the Purchaser and the undersigned.

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Yours truly,

[COMPANY SHAREHOLDER]

Accepted and agreed as of the date first written above.

ROYAL GOLD, INC.

Per:
Name:
Title:

SCHEDULE A
Company Securities in Respect of Which
Beneficial Ownership, Control or Direction is Held

Securityholder Name	________________________________

Company Shares (#)	________________________________
Company Options (#)	________________________________
Company RSRs (#)	________________________________
Company PSRs (#)	________________________________

Exhibit 99.3
July 6, 2025
To:    Royal Gold, Inc. (the “Purchaser”)
Dear Sirs/Madams:
Re:    Support and Voting Agreement
The undersigned understands that Horizon Copper Corp. (the “Company”) and the Purchaser intend to enter into an arrangement agreement on the date hereof (the “Arrangement Agreement”), which will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the Company pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).
The undersigned understands that the Company must obtain Company Securityholder Approval for the Arrangement Resolution pursuant to the Arrangement. The undersigned acknowledges that the Purchaser would not enter into the Arrangement Agreement but for the execution and delivery of this letter agreement by the undersigned.
Capitalized terms used in this letter agreement and not otherwise defined herein shall have the respective meanings given to them in the Arrangement Agreement.
In this letter agreement words importing the singular shall include the plural and vice versa and words importing any gender include all genders. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The inclusion of headings in this letter agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.
The undersigned is the beneficial owner of, or exercises control or direction over the securities of the Company set forth in Schedule A, together with any other securities of the Company directly or indirectly acquired by or issued to the undersigned during the term of this letter agreement, are collectively referred to herein as the “Subject Securities”.
This letter agreement sets out the terms and conditions of the agreement of the undersigned, among other things, to vote or cause to be voted any Company Shares and any other Subject Securities entitled to be voted at the Company Meeting and that are held by the undersigned, or over which the undersigned has control or direction, in favour of the Arrangement and any other matter that would reasonably be expected to facilitate the Arrangement and to abide by the restrictions and covenants set forth herein.
1.    Support and Voting Covenants. Subject to Section 3 hereof, from the date of this letter agreement until Termination, the undersigned agrees, in his or her capacity as a securityholder of the Company:
(a)    at any meeting of shareholders of the Company to be held to consider the Arrangement (including the Company Meeting) or any of the other transactions contemplated by the Arrangement Agreement, or any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Arrangement Agreement is sought, to attend (in person or by proxy) and be counted as present for purposes of establishing quorum and to vote or to cause to be voted (and not withdraw any proxies or change his or her vote in respect thereof) the Subject Securities entitled to be voted (i) in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any resolution, action, proposal, transaction or agreement, that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(b)    without limiting the generality of the obligations in Section 1(a) hereof, no later than 10 days prior to a meeting where the undersigned is required to vote or cause to be voted the Subject Securities in accordance with Section 1(a) hereof, to deliver or to cause to be delivered to the Company or its transfer agent in accordance with the instructions to be set out in the management information circular of the Company in connection with such meeting, duly executed proxies or voting instruction forms, as applicable, in respect of all of the Subject Securities required to be voted or caused to be voted at such meeting (x) instructing the holder thereof to vote (i) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any matter that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement, and (y) naming those individuals as may be designated by the Company in the management information circular in connection with the meeting of shareholders of the Company at which the Arrangement Resolution will be voted on;
(c)    without the prior written consent of the Purchaser, not to join in the requisitioning of any meeting of shareholders of the Company for the purposes of considering any resolution which would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(d)    to revoke any and all authorities pursuant to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling, voting instruction form, other voting document or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind with respect to the Subject Securities, in any case, that may conflict or be inconsistent with the matters set forth in this letter agreement;
(e)    not to (i) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, except for proxies or voting instructions to vote, or cause to be voted, securities in accordance with this letter agreement, or (ii) enter into any agreement or undertaking (including any voting agreement or voting trust with respect to the Subject Securities) that is inconsistent with, or would interfere with, or prohibit or prevent the undersigned from satisfying, his or her obligations pursuant to this letter agreement;
(f)    not to exercise any rights to dissent or rights of appraisal provided under any Laws or otherwise in connection with the Arrangement and not to exercise any shareholder rights or remedies available at common law or pursuant to securities or corporate Laws which would reasonably be regarded as likely to delay or prevent the Arrangement;
(g)    not to make any statements or take any action against the Arrangement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, frustrating, stopping, preventing, impeding, delaying or varying the Arrangement;
(h)    not to, directly or indirectly, sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of his or her Subject Securities to any Person without the prior written consent of the Purchaser, other than:
(i)    as contemplated by the Arrangement Agreement;
(ii)    a Transfer by the undersigned of no more than 5% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) following the holding of the vote relating to the Arrangement Resolution at the Company Meeting until receipt of the Final Order and only to one or more charitable entities or institutions; provided further that following receipt of the Final Order (and regardless, at least 3 Business Days prior to the Effective Date), a Transfer by the undersigned of 100% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) to one or more charitable entities or institutions shall be permitted;
(iii)    with respect to any Subject Securities that are Company Options or Company Warrants, and any Subject Securities that are Company RSRs that vest prior to the Termination, a Transfer by the undersigned of such number of the underlying Company Shares issued upon exercise or settlement, as applicable, of such Subject Securities as is necessary in order to satisfy (A) if applicable, payment of the exercise price of such Subject Securities, and (B) taxes or tax withholding obligations applicable to the exercise or settlement of such Subject Securities;
(iv)    with respect to any Subject Securities that are Company Options or Company Warrants which expire on or prior to the Termination, a Transfer by the undersigned of the underlying Company Shares issued upon exercise of such Company Options or Company Warrants;
(i)    not to tender or cause to be tendered any Subject Securities to any Company Acquisition Proposal or other take-over bid or similar transaction involving the Company or the Company Shares that is reasonably likely to in any manner delay, hinder, prevent, frustrate, interfere with or challenge the Arrangement or any transaction contemplated by the Arrangement Agreement;
(j)    notify the Purchaser promptly if any of the undersigned’s representations and warranties contained in this letter agreement becomes untrue or incorrect in any material respect; and
(k)    not do indirectly that which it may not do directly in respect of the restrictions on his or her rights with respect to the Subject Securities pursuant to this Agreement.
2.    Purchaser Covenants. From the date of this letter agreement until Termination, the Purchaser agrees:
(a)    it shall comply with its obligations under the Arrangement Agreement; and
(b)    it shall take all steps required of it to consummate the Arrangement and cause the Consideration to be made available to pay for the Subject Securities, in each case in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement.
3.    Directors and Officers. Notwithstanding any other provision of this letter agreement to the contrary, the Purchaser acknowledges and agrees that the undersigned is executing this letter agreement and is bound hereunder solely in the undersigned’s capacity as a securityholder of the Company and not in the undersigned’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. Notwithstanding any provision of this letter agreement to the contrary, nothing in this letter agreement shall (or shall require the undersigned or any of his or her representatives to attempt to) limit or restrict any actions or omissions of a director or officer of the Company or any of its Subsidiaries, including, without limitation, in the exercise of his or her fiduciary duties as a director or officer of the Company and any of its Subsidiaries or prevent or be construed as creating any obligation on the part of any director or officer of the Company or any of its Subsidiaries from taking any action in his or her capacity as such director or officer, and the Purchaser acknowledges and agrees that actions taken in good faith by the undersigned to discharge his or her fiduciary duties as a director or officer of the Company and any of its Subsidiaries shall not be a violation of this letter agreement.
Notwithstanding any provisions of this letter agreement to the contrary, the undersigned will be entitled to exercise his or her rights to acquire Company Shares (if any) issuable upon the exercise or settlement of the Company Options, Company RSRs and/or Company Warrants held by the undersigned upon the vesting thereof, as applicable, in compliance with the respective terms of such securities (which such Company Shares will be subject to the terms of this Agreement).

4.    Termination. This Agreement will terminate upon the earliest to occur of:
(a)    the mutual written agreement of the Purchaser and the undersigned to terminate this letter agreement;
(b)    the Effective Time;
(c)    delivery by written notice of the undersigned to the Purchaser if without the written consent of the undersigned:
(i)    the Outside Date is changed to a date that is later than January 6, 2026;
(ii)    the conditions to closing of the Arrangement Agreement are amended in a manner that is materially adverse to the undersigned; or
(iii)    there is any decrease or change in form of the Consideration.
(d)    provided that the Purchaser has not breached this letter agreement and is not then in default of the Purchaser’s obligations under this letter agreement, written notice by the Purchaser to the undersigned if: (i) any of the representations and warranties of the undersigned in this letter agreement shall not be true and correct in all material respects; or (ii) the undersigned shall not have complied with the covenants to the Purchaser contained in this letter agreement in all material respects;
(e)    provided that the undersigned has not breached this letter agreement and is not then in default of the undersigned’s obligations under this letter agreement, written notice by the undersigned to the Purchaser if (i) any of the representations and warranties of the Purchaser in this letter agreement shall not be true and correct in all material respects; or (ii) the Purchaser shall not have complied with its covenants to the undersigned contained in this letter agreement in all material respects;
(f)    the Outside Date;
(g)    a Company Change in Recommendation; or
(h)    the termination of the Arrangement Agreement in accordance with its terms
(the “Termination”). This letter agreement shall automatically terminate and be of no further force or effect following Termination. No party shall have liability to any other party except in respect of a breach of this Agreement which occurred prior to such Termination.
5.    Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants that:
(a)    neither the execution and delivery by the undersigned of this letter agreement nor the performance of the undersigned’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the undersigned is a party or

(ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the undersigned to perform the undersigned’s obligations hereunder;
(b)    it is the sole beneficial or sole registered and beneficial owner of the Subject Securities, with good and marketable title thereto free of any encumbrances and demands of any nature or kind whatsoever, and, other than pursuant to the covenants set out in this letter agreement, the undersigned has the sole right to vote (in the case of the Subject Securities entitled to be voted) and dispose of (in the case of transferable Subject Securities) all of the Subject Securities;
(c)    except for the Arrangement Agreement and this letter agreement, no Person has any agreement or option, or any legal or contractual right or privilege capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder any of the Subject Securities or any interest therein or right thereto;
(d)    the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities;
(e)    except as provided for in this letter agreement, none of the Subject Securities is subject to any power of attorney, proxy, voting trust, vote pooling or other agreement with respect to the voting or right to vote, call meetings of any of the shareholders of the Company or give consents or approvals of any kind; and
(f)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the undersigned, threatened against the undersigned or any of his or her property that, individually or in the aggregate, would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder.
6.    Acknowledgement of Reliance by the Purchaser. The undersigned acknowledges that the Purchaser is relying on the representations and warranties of the undersigned set forth in this letter agreement in connection with the Purchaser’s execution and delivery of this letter agreement, the Arrangement Agreement and the Sandstorm Arrangement Agreement.
7.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:
(a)    neither the execution and delivery by the Purchaser of this letter agreement nor the performance of the Purchaser’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Purchaser is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the Purchaser to perform the Purchaser’s obligations hereunder; and

(b)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Purchaser, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder.
8.    Acknowledgement of Reliance by the Undersigned. The Purchaser acknowledges that the undersigned is relying on the representations and warranties of the Purchaser set forth in this letter agreement in connection with the undersigned’s execution and delivery of the this letter agreement.
9.    Public Announcement; Filings. The undersigned agrees that the details of this letter agreement may be described in any press release, proxy statement or information circular or other communication prepared by the Company or the Purchaser in connection with the Arrangement or the Sandstorm Arrangement and in any material change report prepared by the Company or the Purchaser in connection with the execution and delivery of this letter agreement and the undersigned further agrees to this letter agreement being made publicly available, including by filing on EDGAR and SEDAR+ and by any filings required under Securities Laws (including disclosure of the undersigned’s identity and the nature of his or her commitments, arrangements and understandings under this letter agreement and any other information required by Law), in accordance with Securities Laws.
10.    Governing Law. This letter agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this letter agreement.
11.    Binding Effect; Assignment. This letter agreement shall be binding upon the undersigned and the Purchaser and upon their respective successors and permitted assigns (as applicable), provided that neither the undersigned nor the Purchaser may assign, delegate or otherwise transfer any of his, her or its respective rights, interests or obligations under this letter agreement without the prior written consent of the other.
12.    Performance. The undersigned acknowledges and agrees that the Purchaser would be damaged irreparably in the event any of the provisions of this letter agreement are not strictly performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, the undersigned agrees that, without posting bond or other undertaking, the Purchaser will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this letter agreement and to seek to enforce by specific performance this letter agreement and the terms and provisions hereof. Such remedies shall not be exclusive remedies for the breach or threatened breach of this Agreement but shall be in addition to all other remedies at law or in equity.
13.    Counterparts. This letter agreement may be executed in any number of counterparts (including counterparts by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this letter agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.
If the foregoing is in accordance with the Purchaser’s understanding and is agreed by the Purchaser, please signify the Purchaser’s acceptance by executing the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Purchaser and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement among the Purchaser and the undersigned.
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Yours truly,

Per:
Name:
Title:

Accepted and agreed as of the date first written above.

ROYAL GOLD, INC.

Per:
Name:
Title:

SCHEDULE A
Company Securities in Respect of Which
Beneficial Ownership, Control or Direction is Held

Securityholder Name	________________________________

Company Shares (#)	________________________________
Company Options (#)	________________________________
Company RSRs (#)	________________________________
Company Warrants (#)	________________________________

Exhibit 99.4
July 6, 2025
To:    Royal Gold, Inc. (the “Purchaser”)
Dear Sirs/Madams:
Re:    Support and Voting Agreement
The undersigned understands that Horizon Copper Corp. (the “Company”) and the Purchaser intend to enter into an arrangement agreement on the date hereof (the “Arrangement Agreement”), which will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the Company pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).
The undersigned understands that the Company must obtain Company Securityholder Approval for the Arrangement Resolution pursuant to the Arrangement. The undersigned acknowledges that the Purchaser would not enter into the Arrangement Agreement but for the execution and delivery of this letter agreement by the undersigned.
Capitalized terms used in this letter agreement and not otherwise defined herein shall have the respective meanings given to them in the Arrangement Agreement.
In this letter agreement words importing the singular shall include the plural and vice versa and words importing any gender include all genders. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The inclusion of headings in this letter agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.
The undersigned is the beneficial owner of, or exercises control or direction over the securities of the Company set forth in Schedule A, together with any other securities of the Company directly or indirectly acquired by or issued to the undersigned during the term of this letter agreement, are collectively referred to herein as the “Subject Securities”.
This letter agreement sets out the terms and conditions of the agreement of the undersigned, among other things, to vote or cause to be voted any Company Shares and any other Subject Securities entitled to be voted at the Company Meeting and that are held by the undersigned, or over which the undersigned has control or direction, in favour of the Arrangement and any other matter that would reasonably be expected to facilitate the Arrangement and to abide by the restrictions and covenants set forth herein.
1.    Support and Voting Covenants. Subject to Section 3 hereof, from the date of this letter agreement until Termination, the undersigned agrees, in his or her capacity as a securityholder of the Company:
(a)    at any meeting of shareholders of the Company to be held to consider the Arrangement (including the Company Meeting) or any of the other transactions contemplated by the Arrangement Agreement, or any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Arrangement Agreement is sought, to attend (in person or by proxy) and be counted as present for purposes of establishing quorum and to vote or to cause to be voted (and not withdraw any proxies or change his or her vote in respect thereof) the Subject Securities entitled to be voted (i) in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any resolution, action, proposal, transaction or agreement, that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(b)    without limiting the generality of the obligations in Section 1(a) hereof, no later than 10 days prior to a meeting where the undersigned is required to vote or cause to be voted the Subject Securities in accordance with Section 1(a) hereof, to deliver or to cause to be delivered to the Company or its transfer agent in accordance with the instructions to be set out in the management information circular of the Company in connection with such meeting, duly executed proxies or voting instruction forms, as applicable, in respect of all of the Subject Securities required to be voted or caused to be voted at such meeting (x) instructing the holder thereof to vote (i) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any matter that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement, and (y) naming those individuals as may be designated by the Company in the management information circular in connection with the meeting of shareholders of the Company at which the Arrangement Resolution will be voted on;
(c)    without the prior written consent of the Purchaser, not to join in the requisitioning of any meeting of shareholders of the Company for the purposes of considering any resolution which would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(d)    to revoke any and all authorities pursuant to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling, voting instruction form, other voting document or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind with respect to the Subject Securities, in any case, that may conflict or be inconsistent with the matters set forth in this letter agreement;
(e)    not to (i) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, except for proxies or voting instructions to vote, or cause to be voted, securities in accordance with this letter agreement, or (ii) enter into any agreement or undertaking (including any voting agreement or voting trust with respect to the Subject Securities) that is inconsistent with, or would interfere with, or prohibit or prevent the undersigned from satisfying, his or her obligations pursuant to this letter agreement;
(f)    not to exercise any rights to dissent or rights of appraisal provided under any Laws or otherwise in connection with the Arrangement and not to exercise any shareholder rights or remedies available at common law or pursuant to securities or corporate Laws which would reasonably be regarded as likely to delay or prevent the Arrangement;
(g)    not to make any statements or take any action against the Arrangement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, frustrating, stopping, preventing, impeding, delaying or varying the Arrangement;
(h)    not to, directly or indirectly, sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of his or her Subject Securities to any Person without the prior written consent of the Purchaser, other than:
(i)    as contemplated by the Arrangement Agreement;
(ii)    a Transfer by the undersigned of no more than 5% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) following the holding of the vote relating to the Arrangement Resolution at the Company Meeting until receipt of the Final Order and only to one or more charitable entities or institutions; provided further that following receipt of the Final Order (and regardless, at least 3 Business Days prior to the Effective Date), a Transfer by the undersigned of 100% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) to one or more charitable entities or institutions shall be permitted;
(iii)    with respect to any Subject Securities that are Company Options or Company Warrants, and any Subject Securities that are Company RSRs that vest prior to the Termination, a Transfer by the undersigned of such number of the underlying Company Shares issued upon exercise or settlement, as applicable, of such Subject Securities as is necessary in order to satisfy (A) if applicable, payment of the exercise price of such Subject Securities, and (B) taxes or tax withholding obligations applicable to the exercise or settlement of such Subject Securities;
(iv)    with respect to any Subject Securities that are Company Options or Company Warrants which expire on or prior to the Termination, a Transfer by the undersigned of the underlying Company Shares issued upon exercise of such Company Options or Company Warrants;
(i)    not to tender or cause to be tendered any Subject Securities to any Company Acquisition Proposal or other take-over bid or similar transaction involving the Company or the Company Shares that is reasonably likely to in any manner delay, hinder, prevent, frustrate, interfere with or challenge the Arrangement or any transaction contemplated by the Arrangement Agreement;
(j)    notify the Purchaser promptly if any of the undersigned’s representations and warranties contained in this letter agreement becomes untrue or incorrect in any material respect; and
(k)    not do indirectly that which it may not do directly in respect of the restrictions on his or her rights with respect to the Subject Securities pursuant to this Agreement.
2.    Purchaser Covenants. From the date of this letter agreement until Termination, the Purchaser agrees:
(a)    it shall comply with its obligations under the Arrangement Agreement; and
(b)    it shall take all steps required of it to consummate the Arrangement and cause the Consideration to be made available to pay for the Subject Securities, in each case in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement.
3.    Exercise of Company Options, Company RSRs and Company Warrants.
Notwithstanding any provisions of this letter agreement to the contrary, the undersigned will be entitled to exercise his or her rights to acquire Company Shares (if any) issuable upon the exercise or settlement of the Company Options, Company RSRs and/or Company Warrants held by the undersigned upon the vesting thereof, as applicable, in compliance with the respective terms of such securities (which such Company Shares will be subject to the terms of this Agreement).
4.    Termination. This Agreement will terminate upon the earliest to occur of:
(a)    the mutual written agreement of the Purchaser and the undersigned to terminate this letter agreement;
(b)    the Effective Time;
(c)    delivery by written notice of the undersigned to the Purchaser if without the written consent of the undersigned:
(i)    the Outside Date is changed to a date that is later than January 6, 2026;
(ii)    the conditions to closing of the Arrangement Agreement are amended in a manner that is materially adverse to the undersigned; or

(iii)    there is any decrease or change in form of the Consideration.
(d)    provided that the Purchaser has not breached this letter agreement and is not then in default of the Purchaser’s obligations under this letter agreement, written notice by the Purchaser to the undersigned if: (i) any of the representations and warranties of the undersigned in this letter agreement shall not be true and correct in all material respects; or (ii) the undersigned shall not have complied with the covenants to the Purchaser contained in this letter agreement in all material respects;
(e)    provided that the undersigned has not breached this letter agreement and is not then in default of the undersigned’s obligations under this letter agreement, written notice by the undersigned to the Purchaser if (i) any of the representations and warranties of the Purchaser in this letter agreement shall not be true and correct in all material respects; or (ii) the Purchaser shall not have complied with its covenants to the undersigned contained in this letter agreement in all material respects;
(f)    the Outside Date;
(g)    a Company Change in Recommendation; or
(h)    the termination of the Arrangement Agreement in accordance with its terms
(the “Termination”). This letter agreement shall automatically terminate and be of no further force or effect following Termination. No party shall have liability to any other party except in respect of a breach of this Agreement which occurred prior to such Termination.
5.    Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants that:
(a)    neither the execution and delivery by the undersigned of this letter agreement nor the performance of the undersigned’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the undersigned is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the undersigned to perform the undersigned’s obligations hereunder;
(b)    it is the sole beneficial or sole registered and beneficial owner of the Subject Securities, with good and marketable title thereto free of any encumbrances and demands of any nature or kind whatsoever, and, other than pursuant to the covenants set out in this letter agreement, the undersigned has the sole right to vote (in the case of the Subject Securities entitled to be voted) and dispose of (in the case of transferable Subject Securities) all of the Subject Securities;
(c)    except for the Arrangement Agreement and this letter agreement, no Person has any agreement or option, or any legal or contractual right or privilege capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder any of the Subject Securities or any interest therein or right thereto;
(d)    the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities;
(e)    except as provided for in this letter agreement, none of the Subject Securities is subject to any power of attorney, proxy, voting trust, vote pooling or other agreement with respect to the voting or right to vote, call meetings of any of the shareholders of the Company or give consents or approvals of any kind; and
(f)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the undersigned, threatened against the undersigned or any of his or her property that, individually or in the aggregate, would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder.
6.    Acknowledgement of Reliance by the Purchaser. The undersigned acknowledges that the Purchaser is relying on the representations and warranties of the undersigned set forth in this letter agreement in connection with the Purchaser’s execution and delivery of this letter agreement, the Arrangement Agreement and the Sandstorm Arrangement Agreement.
7.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:
(a)    neither the execution and delivery by the Purchaser of this letter agreement nor the performance of the Purchaser’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Purchaser is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the Purchaser to perform the Purchaser’s obligations hereunder; and
(b)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Purchaser, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder.
8.    Acknowledgement of Reliance by the Undersigned. The Purchaser acknowledges that the undersigned is relying on the representations and warranties of the Purchaser set forth in this letter agreement in connection with the undersigned’s execution and delivery of the this letter agreement.

9.    Public Announcement; Filings. The undersigned agrees that the details of this letter agreement may be described in any press release, proxy statement or information circular or other communication prepared by the Company or the Purchaser in connection with the Arrangement or the Sandstorm Arrangement and in any material change report prepared by the Company or the Purchaser in connection with the execution and delivery of this letter agreement and the undersigned further agrees to this letter agreement being made publicly available, including by filing on EDGAR and SEDAR+ and by any filings required under Securities Laws (including disclosure of the undersigned’s identity and the nature of his or her commitments, arrangements and understandings under this letter agreement and any other information required by Law), in accordance with Securities Laws.
10.    Governing Law. This letter agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this letter agreement.
11.    Binding Effect; Assignment. This letter agreement shall be binding upon the undersigned and the Purchaser and upon their respective successors and permitted assigns (as applicable), provided that neither the undersigned nor the Purchaser may assign, delegate or otherwise transfer any of his, her or its respective rights, interests or obligations under this letter agreement without the prior written consent of the other.
12.    Performance. The undersigned acknowledges and agrees that the Purchaser would be damaged irreparably in the event any of the provisions of this letter agreement are not strictly performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, the undersigned agrees that, without posting bond or other undertaking, the Purchaser will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this letter agreement and to seek to enforce by specific performance this letter agreement and the terms and provisions hereof. Such remedies shall not be exclusive remedies for the breach or threatened breach of this Agreement but shall be in addition to all other remedies at law or in equity.
13.    Counterparts. This letter agreement may be executed in any number of counterparts (including counterparts by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this letter agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.
If the foregoing is in accordance with the Purchaser’s understanding and is agreed by the Purchaser, please signify the Purchaser’s acceptance by executing the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Purchaser and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement among the Purchaser and the undersigned.
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Yours truly,

Per:
Name:
Title:

Accepted and agreed as of the date first written above.

ROYAL GOLD, INC.

Per:
Name:
Title:

SCHEDULE A
Company Securities in Respect of Which
Beneficial Ownership, Control or Direction is Held

Securityholder Name	________________________________

Company Shares (#)	________________________________
Company Options (#)	________________________________
Company RSRs (#)	________________________________
Company Warrants (#)	________________________________

Exhibit 99.5
SUPPORT AND VOTING AGREEMENT
THIS AGREEMENT is made as of July 6, 2025
BETWEEN:    Royal Gold, Inc., a corporation incorporated under the laws of Canada (hereinafter, the “Purchaser”)

AND:    International Royalty Corporation, a corporation incorporated under the laws of Canada (hereinafter, “AcquireCo”)

AND:    [Name of Holder] (hereinafter, the “Holder”)
WHEREAS the Purchaser, Horizon Copper Corp. (the “Corporation”) and AcquireCo wish to enter into an arrangement agreement dated as of the date hereof (the “Arrangement Agreement”) contemplating an arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) and pursuant to which each shareholder of the Corporation at the effective time of the Arrangement will be entitled to receive C$2.00 in cash per common share (the “Consideration”) in the authorized share structure of the Corporation (a “Share”) and each holder of common share purchase warrants (“Warrants”) will receive a cash payment in exchange for each Warrant equal to (i) the Consideration less (ii) the applicable exercise price with respect to such Warrant, in each case as set forth in the terms of the Arrangement Agreement;
WHEREAS the Holder is the registered and beneficial owner of the Shares (the “Holder Shares”) and the Warrants (the “Holder Warrants”) set forth on the signature page hereto;
WHEREAS this support and voting agreement (this “Agreement”) sets out the terms and conditions of the agreement of the Holder to support the Arrangement;
NOW THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby covenant and agree as follows:
1.    Covenants of the Holder

(a)    The Holder hereby agrees, in his/her capacity as shareholder of the Corporation, that he/she will support the Arrangement and vote the Holder Shares, and any Shares issued upon the exercise of Holder Warrants, if any, in favour of the Arrangement and any other matter reasonably necessary for the consummation of the Arrangement.
(b)    The Holder hereby agrees not to, directly or indirectly, transfer any of his/her Shares or Warrants to any person without the prior written consent of the Purchaser; provided that, the Holder is entitled to sell Holder Shares for the purposes of funding the exercise of the Holder Warrants and any taxes associated therewith following the adoption of the Arrangement Resolution at the Company Meeting (as such terms are defined in the Arrangement Agreement).

(c)    The Holder acknowledges that it is subject to restrictions imposed by applicable securities laws on the purchase or sale of securities of an issuer while in the possession of material non-public information concerning that issuer, and on the communication of that information to any other person.
2.    Representations and Warranties of the Holder
The Holder represents and warrants to and in favour of the Purchaser that the Holder is the sole registered and beneficial owner of the Holder Shares and Holder Warrants, with good and marketable title thereto free of any and all encumbrances.
3.    Amendment
This Agreement may, at any time and from time to time prior to the effective date of the Arrangement, be amended by mutual written agreement of the parties hereto.
4.    Termination
This Agreement shall terminate automatically upon the earlier of (i) the effective time for the closing of the Arrangement, and (ii) the termination of the Arrangement Agreement in accordance with its terms. In addition, this Agreement may, at any time prior to the effective time for the closing of the Arrangement, be terminated by mutual written consent of the Purchaser and the Holder.
Any such termination of this Agreement in accordance with this Section 4 shall render the provisions of this Agreement of no further force and effect and no party shall have any further liability or obligations to any other party hereunder.
5.    Notices
All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally, or as of the following business day if sent by prepaid overnight courier, to the parties at the following addresses (or at such other addresses as shall be specified by any party by notice to the other given in accordance with these provisions):
(a)    If to the Holder at:

[Email address of Holder]

with a copy (which shall not constitute notice) to:
Gowling WLG (Canada) LLP
Attention: Erik Goldsilver and Kathleen Ritchie
Email: erik.goldsilver@gowlingwlg.com and kathleen.ritchie@gowlingwlg.com

(b)     If to the Purchaser or AcquireCo at:

Royal Gold, Inc.
Attention: [     ]
Email: [     ]

with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
Attention: Roger Taplin
Email: rtaplin@mccarthy.ca

or at such other address of which any party may, from time to time, advise the other parties by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery thereof.

6.    Assignment
No party hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party, except that the Purchaser may assign all or part of its rights and/or obligations to a wholly-owned subsidiary, provided that the Purchaser shall remain liable solidarily with its assignee for any obligations hereunder.
7.    Binding Effect
This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns and no third party shall have any rights hereunder.
8.    Public Disclosure
Except to the extent required by law, no copy of this Agreement may be provided by the Purchaser or the Holder to any other person, except their respective directors, officers, employees, advisors, counsel or lenders, without the prior written consent of the other party, such consent not be unreasonably withheld. Notwithstanding the foregoing, this Agreement and the support of the Arrangement by the Holder may be referred to in a press release and publicly filed on SEDAR+ and/or EDGAR by the Purchaser and/or the Corporation and the provisions of this Agreement may be summarized in any documents filed by the Corporation in connection with the public announcement of the Arrangement.
9.    Governing Laws
This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and shall be construed and treated in all respects as a British Columbia contract. Each of the Parties hereby irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and the Arrangement.
10.    Counterparts
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Signatures in the form of facsimile or electronically imaged “PDF” shall be deemed to be original signatures for all purposes hereunder.
[Signature page follows]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

ROYAL GOLD, INC.

Per: ________________________________
    Name: William Heissenbuttel
    Title: President

INTERNATIONAL ROYALTY CORPORATION

Per: ________________________________
    Name: William Heissenbuttel
    Title: President

HOLDER

Per: ________________________________

    Name: ________________________

    # of Shares: ____________________

    # of Warrants: ___________________

Exhibit 99.6
July 6, 2025
To:    Sandstorm Gold Ltd. (the “Company”)
Dear Sirs/Madams:
Re:    Support and Voting Agreement
The undersigned understands that Royal Gold, Inc. (the “Purchaser”) and the Company intend to enter into an arrangement agreement on the date hereof (the “Arrangement Agreement”), which will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the Company pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).
The undersigned understands that the Purchaser must obtain Purchaser Stockholder Approval for the Purchaser Stock Issuance pursuant to the Arrangement. The undersigned acknowledges that the Company would not enter into the Arrangement Agreement but for the execution and delivery of this letter agreement by the undersigned.
Capitalized terms used in this letter agreement and not otherwise defined herein shall have the respective meanings given to them in the Arrangement Agreement.
In this letter agreement words importing the singular shall include the plural and vice versa and words importing any gender include all genders. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The inclusion of headings in this letter agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.
The undersigned is the beneficial owner of, or exercises control or direction over the securities of the Purchaser set forth in Schedule A, together with any other securities of the Purchaser directly or indirectly acquired by or issued to the undersigned during the term of this letter agreement, are collectively referred to herein as the “Subject Securities”.
This letter agreement sets out the terms and conditions of the agreement of the undersigned, among other things, to vote or cause to be voted any Purchaser Shares and any other Subject Securities entitled to be voted at the Purchaser Meeting and that are held by the undersigned, or over which the undersigned has control or direction, in favour of the Arrangement and any other matter that would reasonably be expected to facilitate the Arrangement and to abide by the restrictions and covenants set forth herein.
1.    Support and Voting Covenants. Subject to Section 3 hereof, from the date of this letter agreement until Termination, the undersigned agrees, in his or her capacity as a securityholder of the Purchaser:
(a)    at any meeting of stockholder of the Purchaser to be held to consider the Arrangement (including the Purchaser Meeting) or any of the other transactions contemplated by the Arrangement Agreement, or any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Arrangement Agreement is sought, to attend (in person or by proxy) and be counted as present for purposes of establishing quorum and to vote or to cause to be voted (and not withdraw any proxies or change his or her vote in respect thereof) the Subject Securities entitled to be voted (i) in favour of the approval, consent, ratification and adoption of the Purchaser Stock Issuance and any other matter necessary for the consummation of the Arrangement, and (ii) against any resolution, action, proposal, transaction or agreement, that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(b)    without limiting the generality of the obligations in Section 1(a) hereof, no later than 10 days prior to a meeting where the undersigned is required to vote or cause to be voted the Subject Securities in accordance with Section 1(a) hereof, to deliver or to cause to be delivered to the Purchaser or its transfer agent in accordance with the instructions to be set out in the management information circular of the Purchaser in connection with such meeting, duly executed proxies or voting instruction forms, as applicable, in respect of all of the Subject Securities required to be voted or caused to be voted at such meeting (x) instructing the holder thereof to vote (i) in favour of the Purchaser Stock Issuance and any other matter necessary for the consummation of the Arrangement, and (ii) against any matter that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement, and (y) naming those individuals as may be designated by the Purchaser in the proxy statement in connection with the meeting of shareholders of the Purchaser at which the Purchaser Stock Issuance will be voted on;
(c)    without the prior written consent of the Company, not to join in the requisitioning of any meeting of shareholders of the Purchaser for the purposes of considering any resolution which would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(d)    to revoke any and all authorities pursuant to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling, voting instruction form, other voting document or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind with respect to the Subject Securities, in any case, that may conflict or be inconsistent with the matters set forth in this letter agreement;
(e)    not to (i) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, except for proxies or voting instructions to vote, or cause to be voted, securities in accordance with this letter agreement, or (ii) enter into any agreement or undertaking (including any voting agreement or voting trust with respect to the Subject Securities) that is inconsistent with, or would interfere with, or prohibit or prevent the undersigned from satisfying, his or her obligations pursuant to this letter agreement;
(f)    not to exercise any rights of appraisal provided under any Laws or otherwise in connection with the Arrangement and not to exercise any shareholder rights or remedies available at common law or pursuant to securities or corporate Laws which would reasonably be regarded as likely to delay or prevent the Arrangement;
(g)    not to make any statements or take any action against the Arrangement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, frustrating, stopping, preventing, impeding, delaying or varying the Arrangement;
(h)    not to, directly or indirectly, sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of his or her Subject Securities to any Person without the prior written consent of the Company, other than:
(i)    as contemplated by the Arrangement Agreement;
(ii)    [with respect to the sale of no more than 1,500 Purchaser Shares;]1
(iii)    a Transfer by the undersigned of no more than 5% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) following the holding of the vote relating to the Purchaser Stock Issuance at the Purchaser Meeting and only to one or more charitable entities or institutions;
(iv)    with respect to any Subject Securities that are stock options or stock appreciation rights, and any Subject Securities that are restricted stock units or performance shares that vest prior to the Termination, a Transfer by the undersigned of such number of the underlying Purchaser Shares issued upon exercise or settlement, as applicable, of such Subject Securities as is necessary in order to satisfy (A) if applicable, payment of the exercise price of such Subject Securities, and (B) taxes or tax withholding obligations applicable to the exercise or settlement of such Subject Securities;
(v)    with respect to any Subject Securities that are stock options or stock appreciation rights which expire on or prior to the Termination, a Transfer by the undersigned of the underlying Purchaser Shares issued upon exercise of such Purchaser Options;
1 Applicable in the case of one support and voting agreement.

(i)    not to tender or cause to be tendered any Subject Securities to any Purchaser Acquisition Proposal or other take-over bid or similar transaction involving the Purchaser or the Purchaser Shares that is reasonably likely to in any manner delay, hinder, prevent, frustrate, interfere with or challenge the Arrangement or any transaction contemplated by the Arrangement Agreement;
(j)    notify the Company promptly if any of the undersigned’s representations and warranties contained in this letter agreement becomes untrue or incorrect in any material respect; and
(k)    not do indirectly that which it may not do directly in respect of the restrictions on his or her rights with respect to the Subject Securities pursuant to this Agreement.
2.    Company Covenants. From the date of this letter agreement until Termination, the Company agrees:
(a)    it shall comply with its obligations under the Arrangement Agreement; and
(b)    it shall take all steps required of it to consummate the Arrangement in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement.
3.    Directors and Officers. Notwithstanding any other provision of this letter agreement to the contrary, the Company acknowledges and agrees that the undersigned is executing this letter agreement and is bound hereunder solely in the undersigned’s capacity as a securityholder of the Purchaser and not in the undersigned’s capacity as a director, officer or employee of the Purchaser or any of its Subsidiaries. Notwithstanding any provision of this letter agreement to the contrary, nothing in this letter agreement shall (or shall require the undersigned or any of his or her representatives to attempt to) limit or restrict any actions or omissions of a director or officer of the Purchaser or any of its Subsidiaries, including, without limitation, in the exercise of his or her fiduciary duties as a director or officer of the Purchaser and any of its Subsidiaries or prevent or be construed as creating any obligation on the part of any director or officer of the Purchaser or any of its Subsidiaries from taking any action in his or her capacity as such director or officer, and the Company acknowledges and agrees that actions taken in good faith by the undersigned to discharge his or her fiduciary duties as a director or officer of the Purchaser and any of its Subsidiaries shall not be a violation of this letter agreement.
Notwithstanding any provisions of this letter agreement to the contrary, the undersigned will be entitled to exercise his or her rights to acquire Purchaser Shares (if any) issuable upon the exercise or settlement of the Purchaser Incentive Awards held by the undersigned upon the vesting thereof, as applicable, in compliance with the respective terms of such securities (which such Purchaser Shares will be subject to the terms of this Agreement).
4.    Termination. This Agreement will terminate upon the earliest to occur of:

(a)    the mutual written agreement of the Company and the undersigned to terminate this letter agreement;
(b)    the Effective Time;
(c)    delivery by written notice of the undersigned to the Company if without the written consent of the undersigned:
(i)    the Outside Date is changed to a date that is later than January 6, 2026; or
(ii)    the conditions to closing of the Arrangement Agreement are amended in a manner that is materially adverse to the undersigned;
(d)    provided that the Company has not breached this letter agreement and is not then in default of the Company’s obligations under this letter agreement, written notice by the Company to the undersigned if: (i) any of the representations and warranties of the undersigned in this letter agreement shall not be true and correct in all material respects; or (ii) the undersigned shall not have complied with the covenants to the Company contained in this letter agreement in all material respects;
(e)    provided that the undersigned has not breached this letter agreement and is not then in default of the undersigned’s obligations under this letter agreement, written notice by the undersigned to the Company if (i) any of the representations and warranties of the Company in this letter agreement shall not be true and correct in all material respects; or (ii) the Company shall not have complied with its covenants to the undersigned contained in this letter agreement in all material respects;
(f)    the Outside Date;
(g)    a Purchaser Change in Recommendation; or
(h)    the termination of the Arrangement Agreement in accordance with its terms
(the “Termination”). This letter agreement shall automatically terminate and be of no further force or effect following Termination. No party shall have liability to any other party except in respect of a breach of this Agreement which occurred prior to such Termination.
5.    Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants that:
(a)    neither the execution and delivery by the undersigned of this letter agreement nor the performance of the undersigned’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the undersigned is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the undersigned to perform the undersigned’s obligations hereunder;

(b)    it is the sole beneficial or sole registered and beneficial owner of the Subject Securities, with good and marketable title thereto free of any encumbrances and demands of any nature or kind whatsoever, and, other than pursuant to the covenants set out in this letter agreement, the undersigned has the sole right to vote (in the case of the Subject Securities entitled to be voted) and dispose of (in the case of transferable Subject Securities) all of the Subject Securities;
(c)    except for this letter agreement, no Person has any agreement or option, or any legal or contractual right or privilege capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder any of the Subject Securities or any interest therein or right thereto;
(d)    the only securities of the Purchaser beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities;
(e)    except as provided for in this letter agreement, none of the Subject Securities is subject to any power of attorney, proxy, voting trust, vote pooling or other agreement with respect to the voting or right to vote, call meetings of any of the shareholders of the Purchaser or give consents or approvals of any kind; and
(f)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the undersigned, threatened against the undersigned or any of his or her property that, individually or in the aggregate, would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder.
6.    Acknowledgement of Reliance by the Company. The undersigned acknowledges that the Company is relying on the representations and warranties of the undersigned set forth in this letter agreement in connection with the Company’s execution and delivery of this letter agreement and the Arrangement Agreement.
7.    Representations and Warranties of the Company. The Company hereby represents and warrants that:
(a)    neither the execution and delivery by the Company of this letter agreement nor the performance of the Company’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Company is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the Company to perform the Company’s obligations hereunder; and
(b)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Company, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the Company’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the Company’s ability to perform its obligations hereunder.
8.    Acknowledgement of Reliance by the Undersigned. The Company acknowledges that the undersigned is relying on the representations and warranties of the Company set forth in this letter agreement in connection with the undersigned’s execution and delivery of the this letter agreement.
9.    Public Announcement; Filings. The undersigned agrees that the details of this letter agreement may be described in any press release, proxy statement or information circular or other communication prepared by the Purchaser or the Company in connection with the Arrangement or the Horizon Arrangement and in any material change report prepared by the Purchaser or the Company in connection with the execution and delivery of this letter agreement and the undersigned further agrees to this letter agreement being made publicly available, including by filing on EDGAR and SEDAR+ and by any filings required under Securities Laws (including disclosure of the undersigned’s identity and the nature of his or her commitments, arrangements and understandings under this letter agreement and any other information required by Law), in accordance with Securities Laws.
10.    Governing Law. This letter agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this letter agreement.
11.    Binding Effect; Assignment. This letter agreement shall be binding upon the undersigned and the Company and upon their respective successors and permitted assigns (as applicable), provided that neither the undersigned nor the Company may assign, delegate or otherwise transfer any of his, her or its respective rights, interests or obligations under this letter agreement without the prior written consent of the other.
12.    Performance. The undersigned acknowledges and agrees that the Company would be damaged irreparably in the event any of the provisions of this letter agreement are not strictly performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, the undersigned agrees that, without posting bond or other undertaking, the Company will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this letter agreement and to seek to enforce by specific performance this letter agreement and the terms and provisions hereof. Such remedies shall not be exclusive remedies for the breach or threatened breach of this Agreement but shall be in addition to all other remedies at law or in equity.
13.    Counterparts. This letter agreement may be executed in any number of counterparts (including counterparts by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this letter agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

If the foregoing is in accordance with the Company’s understanding and is agreed by the Company, please signify the Company’s acceptance by executing the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Company and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement among the Company and the undersigned.
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Yours truly,

Per:
Name:
Title:

Accepted and agreed as of the date first written above.

SANDSTORM GOLD LTD.

Per:
Name:
Title:

SCHEDULE A
Purchaser Securities in Respect of Which
Beneficial Ownership, Control or Direction is Held

Securityholder Name	________________________________

Purchaser Shares (#)	________________________________
Purchaser stock options (#)	________________________________
Purchaser stock appreciation rights (#)	________________________________
Purchaser restricted stock units (#)	________________________________
Purchaser performance shares (#)	________________________________